THE BEDFORD SHARES OF THE

MONEY MARKET PORTFOLIO

of

The RBB Fund, Inc.

This prospectus gives vital information about this money market mutual fund, advised by BlackRock Institutional Management Corporation (“BIMC” or the “Adviser”), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

Please note that the Money Market Portfolio:

■	is not a bank deposit;

■	is not federally insured;

■	is not an obligation of, or guaranteed or endorsed by PNC Bank N.A., PFPC Trust Company or any other bank;

■	is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency;

■	is not guaranteed to achieve its goal(s); and

■	may not be able to maintain a stable $1 share price and you may lose money.

THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

PROSPECTUS	December 31, 2006

(This Page Intentionally Left Blank.)

A look at the goals, strategies, risks, expenses and financial history of the portfolio.

Details about the service providers.

Policies and instructions for opening, maintaining and closing an account in the portfolio.

Details on the distribution plan.

INTRODUCTION TO THE RISK/RETURN SUMMARY5

MONEY MARKET PORTFOLIO6

PORTFOLIO MANAGEMENT

Investment Adviser12

Disclosure of Portfolio Holdings12

Other Service Providers13

SHAREHOLDER INFORMATION

Pricing Shares14

Market Timing14

Purchase of Shares15

Redemption of Shares17

Dividends and Distributions19

Taxes19

DISTRIBUTION ARRANGEMENTS20

FOR MORE INFORMATIONBack Cover

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(This Page Intentionally Left Blank.)

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INTRODUCTION TO THE RISK/RETURN SUMMARY

This prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the Bedford Shares of the Money Market Portfolio (the “Portfolio”) of The RBB Fund, Inc. (the “Company”).

The class of common stock (the “Bedford Class”) of the Company offered by this prospectus represents interests in the Bedford Class of the Portfolio.

This prospectus has been organized so that there is a short section with important facts about the Portfolio’s goals, strategies, risks and financial history. Once you read this short section, read the sections about Purchase and Redemption of shares of the Bedford Class (“Bedford Shares” or “Shares”).

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MONEY MARKET PORTFOLIO

IMPORTANT DEFINITIONS

Asset-Backed Securities: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Commercial Paper: Short-term securities with maturities of 1 to 397 days which are issued by banks, corporations and others.

Dollar Weighted Average Maturity: The average amount of time until the organizations that issued the debt securities in the Portfolio must pay off the principal amount of the debt. “Dollar weighted” means the larger the dollar value of a debt security in the Portfolio, the more weight it gets in calculating this average.

Liquidity: Liquidity is the ability to convert investments easily into cash without losing a significant amount of money in the process.

Net Asset Value (“NAV”): The value of everything the Portfolio owns, minus everything it owes, divided by the number of shares held by investors.

Repurchase Agreement: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the Portfolio’s money for a short time, using the securities as collateral.

Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

Investment Goal

The Portfolio seeks to generate current income, to provide you with liquidity and to protect your investment.

Primary Investment Strategies

To achieve this goal, we invest in a diversified investment portfolio of short term, high quality, U.S.-dollar-denominated instruments, including government, bank, commercial and other obligations.

Specifically, we may invest in:

•	U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

•	High quality commercial paper and other obligations issued or guaranteed (or otherwise supported) by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor’s(R), Prime-2 or higher by Moody’s Investor’s Service, Inc., or F-2 or higher by Fitch, Inc., as well as high quality corporate bonds rated AA (or Aa) or higher at the time of purchase by those rating agencies. These ratings must be provided by at least two rating agencies, or by the only rating agency providing a rating.

•	Unrated notes, paper and other instruments that are determined by us to be of comparable quality to the instruments described above.

•	Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

•	Securities issued or guaranteed by the U.S. Government or by its agencies or authorities.

•	Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities.

•	Securities issued or guaranteed by state or local governmental bodies.

•	Repurchase agreements relating to the above instruments.

The Portfolio seeks to maintain a net asset value of $1.00 per share. At least 25% of the Fund’s total assets will be invested in banking obligations.

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Quality

Under guidelines established by the Company’s Board of Directors, we will only purchase securities if such securities or their issuers have (or such securities are guaranteed or otherwise supported by entities which have) short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical ratings organizations (“NRSRO”), or one such rating if the security is rated by only one NRSRO. Securities that are unrated must be determined to be of comparable quality.

Maturity

The dollar-weighted average maturity of all the investments of the Portfolio will be 90 days or less. Only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements) will be purchased.

Key Risks

•	The value of money market investments tends to fall when current interest rates rise. Money market investments are generally less sensitive to interest rate changes than longer-term securities.

•	The Portfolio’s investment securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

•	The Portfolio’s concentration of its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

•	The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

•	Unrated notes, paper and other instruments may be subject to the risk that an issuer may default on its obligation to pay interest and repay principal.

•	The obligations issued or guaranteed by state or local governmental bodies may be issued by entities in the same state and may have interest which is paid from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may impact the Portfolio.

•	Treasury obligations differ only in their interest rates, maturities and time of issuance. These differences could result in fluctuations in the value of such securities depending upon the market. Obligations of U.S. governmental agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Portfolio.

•	The Portfolio’s investment in asset-backed securities may be negatively impacted by interest rate fluctuations or when an issuer pays principal on an obligation held by the Portfolio earlier or later than expected. These events may affect their value and the return on your investment.

•	The Portfolio could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

•	We may purchase variable and floating rate instruments. Like all debt instruments, their value is dependent on the credit paying ability of the issuer. If the issuer were unable to make interest payments or default, the value of the securities would decline. The absence of an active market for these securities could make it difficult to dispose of them if the issuer defaults.

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Although we seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. When you invest in the Portfolio you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk/Return Information

The chart and table below illustrate the variability of the Portfolio’s long-term performance for Bedford Shares. The information shows you how the Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Portfolio’s performance would be reduced.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	1.46%	(quarter ended September 30, 2000)
Worst Quarter:	0.05%	(quarter ended June 30, 2004)

Year-to-date total return for the nine months ended September 30, 2006:			3.25%

Average Annual Total Returns for the Years Ended December 31, 2005

	1 Year	5 Years	10 Years
Money Market Portfolio	2.38%	1.55%	3.20%

Current Yield: The seven-day yield for the period ended December 31, 2005 for the Portfolio was 3.56%. Past performance is not an indication of future results. Yields will vary. You may call (800) 888-9723 to obtain the current seven-day yield of the Portfolio.

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Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Portfolio assets and are reflected in the Portfolio’s price.

The table below describes the fees and expenses that you may pay if you buy and hold Bedford Shares of the Money Market Portfolio. The table is based on expenses for the most recent fiscal year.

Annual Portfolio Operating Expenses*
(Expenses that are deducted from Portfolio assets)

Management Fees(1)	0.45%

Distribution and Service (12b-1) Fees(1)(2)	0.65%

Other Expenses(1)(3)	0.17%

Total Annual Portfolio Operating Expenses(1)	1.27%

*	The table does not reflect charges or credits which investors might incur if they invest through a financial institution. Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

1.	Management fees include investment advisory and administration fees. The Adviser voluntarily waived a portion of its Management Fees and/or reimbursed expenses for the Portfolio during the fiscal year ended August 31, 2006. The Adviser expects that it will continue to voluntarily waive a portion of these fees and/or reimburse expenses through the fiscal year ending August 31, 2007. The Portfolio’s service providers may also voluntarily waive a portion of their fees and/or reimburse expenses during these fiscal years. After these fee waivers and/or reimbursements, the Portfolio’s Management Fees, Distribution and Service (12b-1) Fees, Other Expenses and ordinary Total Annual Portfolio Operating Expenses are not expected to exceed:

Management Fees	0.16%
Distribution and Service (12b-1) Fees	0.60%
Other Expenses	0.14%

Total Annual Portfolio Operating Expenses	0.90%

Although the Adviser expects the waivers and/or reimbursements to continue through August 31, 2007, these fee waivers and/or reimbursements are voluntary and may be terminated at any time.

2.	Distribution and Service (12b-1) Fees reflect fees incurred by the Portfolio during the fiscal year ended August 31, 2006. The Portfolio may pay the Distributor up to a maximum of 0.65% of the average daily net assets of the Bedford Class under the Portfolio’s distribution plan during the current fiscal year. The Distributor may voluntarily waive these fees at its discretion. The Distributor voluntarily waived 0.05% of its Distribution and Service Fee during the fiscal year ended August 31, 2006. These voluntary fee waivers may be terminated at any time.

3.	A $15.00 retirement custodial maintenance fee is charged per IRA account per year.

IMPORTANT DEFINITIONS

Management Fees: Fees paid to the investment adviser and administrator for portfolio management services.

Other Expenses: Include transfer agency, custody, professional fees and registration fees.

Distribution and Service Fees: Fees that are paid to the Distributor for distribution of the Portfolio’s Bedford Shares.

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Example:

The example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Bedford Shares	$129	$403	$697	$1,534

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FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. Information for the fiscal years ended August 31, 2004 through August 31, 2006 has been derived from the Portfolio’s financial statements audited by Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm. This information should be read in conjunction with the Portfolio’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Portfolio’s annual report, which is available upon request (see back cover for ordering instructions). The information for the fiscal years ended August 31, 2002 and August 31, 2003 was audited by the Portfolio’s former independent registered public accounting firm.

Financial Highlights

(for a Bedford Share Outstanding Throughout Each Year)

Money Market Portfolio

	For the Year Ended August 31, 2006	For the Year Ended August 31, 2005	For the Year Ended August 31, 2004	For the Year Ended August 31, 2003	For the Year Ended August 31, 2002
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.0388	0.0162	0.0025	0.0046	0.0157
Net gain on securities	— (b)	— (b)	— (b)	0.0005	—

Total from investment operations	0.0388	0.0162	0.0025	0.0051	0.0157

Less distributions
Dividends (from net investment income)	(0.0388)	(0.0162)	(0.0025)	(0.0046)	(0.0157)
Distributions (from capital gains)	—	—	—	(0.0005)	—

Total distributions	(0.0388)	(0.0162)	(0.0025)	0.0051	(0.0157)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	3.95%	1.63%	0.25%	0.53%	1.59%
Ratios/Supplemental Data
Net assets, end of year (000)	$150,657	$109,495	$72,001	$80,406	$52,878
Ratios of expenses to average net assets (a)	0.85%	0.97%	0.94%	0.98%	1.00%
Ratios of net investment income to average net assets	3.81%	1.68%	0.24%	0.46%	1.75%

(a)	Without the waiver of advisory, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Portfolio would have been 1.34%, 1.23%, 1.34%, 1.30% and 1.25% for the years ended August 31, 2006, 2005, 2004, 2003 and 2002, respectively.

(b)	Amount is less than $0.0005 per share.

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PORTFOLIO MANAGEMENT

Investment Adviser

BIMC is a wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), one of the largest publicly traded investment firms in the United States with approximately $220 million of assets under management as of November 1, 2006. BlackRock is an affiliate of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States, and Merrill Lynch & Co., Inc. BIMC has its principal offices at Bellevue Park Corporate Center, 100 Bellevue Parkway, Wilmington, DE 19809.

For the fiscal year ended August 31, 2006, BIMC received an advisory fee of 0.11% of the Portfolio’s average net assets.

A discussion regarding the basis for the Company’s Board of Directors approving the Portfolio’s investment advisory agreement with BIMC is available in the Portfolio’s annual report to shareholders dated August 31, 2006.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Portfolio’s underlying investments is available in the Portfolio’s Statement of Additional Information (“SAI”).

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Other Service Providers

The following chart shows the Portfolio’s other service providers and includes their addresses and principal activities.

Shareholders
Distribution and Shareholder Services
Principal Distributor
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406
Distributes shares of the Portfolio.
Transfer Agent and Disbursing Agent
PFPC Inc.
301 Bellevue Parkway*
Wilmington, DE 19809
Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy and sell requests.
*Do not use this address for purchase and redemptions. Please see "Purchase of Shares" and "Redemption of Shares" sections for further instructions.
Asset Management
Investment Adviser
BlackRock Institutional Management Corporation
100 Bellevue Parkway
Wilmington, DE 19809
Manages the Portfolio's business and investment activities.
Custodian
PFPC Trust Company
8800 Tinicum Boulevard
Suite 200
Philadelphia, PA 19153
Holds the Portfolio's assets, settles all portfolio trades and collects most of the valuation data required for calculating the Portfolio's NAV.
Portfolio Operations
Administrator and Portfolio Accounting Agent
PFPC Inc.
301 Bellevue Parkway
Wilmington, DE 19809
Provides facilities, equipment and personnel to carry out administrative services related to the Portfolio and calculates the Portfolio's NAV, dividends and distributions.
Board of Directors
Supervises the Portfolio's activities.

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SHAREHOLDER INFORMATION

Pricing Shares

PFPC Inc. (“PFPC”) determines the Portfolio’s NAV per share daily at 4:00 p.m., Eastern time, each day on which both the New York Stock Exchange (“NYSE”) and the Federal Reserve Bank of Philadelphia (the “FRB”) are open. These entities are generally open Monday through Friday, except national holidays. Currently, the only days on which the NYSE is open and the FRB is closed are Columbus Day and Veterans Day and the only day on which the NYSE is closed and the FRB is open is Good Friday. The Fund seeks to maintain a net asset value of $1.00 per share. The NAV is calculated by dividing the Portfolio’s total assets, less its liabilities, by the number of shares outstanding. The Portfolio values its securities on the basis of the amortized cost method. This method values a Portfolio holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of changing interest rates.

During certain emergency closings of the NYSE, however, the Portfolio may open for business if it can maintain its operations. In this event, the Portfolio will determine its NAV as described above. To determine if the Portfolio is open for business on a day the NYSE is closed for an emergency, please contact us by calling the telephone number listed on the last page of this prospectus.

On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, the Portfolio reserves the right to close at or prior to the BMA recommended closing time. If the Portfolio does so, it will process purchase and redemption orders received after the Portfolio’s closing time on the next business day. The BMA generally recommends that the securities markets close at 2:00 p.m. on the day before a national holiday, the Friday before a national holiday that falls on a Monday, and the Friday after Thanksgiving. In 2007, the BMA recommends (i) a 2:00 p.m. close on January 12, February 16, May 25, July 3, August 31, October 5, November 9, November 21, November 23, December 24 and December 31 and (ii) a 10:30 a.m. close on April 6.

Market Timing

In accordance with the policy adopted by the Company’s Board of Directors, the Company discourages market timing and other excessive trading practices. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Portfolio performance and result in dilution in the value of Portfolio shares held by long-term shareholders. The Company and the Adviser reserve the right to reject or restrict purchase requests from any investor. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company’s (or the Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Portfolio. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Portfolio and its shareholders or would subordinate the interests of the Portfolio and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Board of Directors, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in the Portfolio in order to assess the likelihood that the Portfolio may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor’s account with the Portfolio. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will apply the criteria in a manner that, in the Adviser’s judgment, will be uniform.

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Purchase of Shares

General. You may purchase Bedford Shares through an account maintained by your brokerage firm (the “Account”) and you may also purchase Shares directly by mail or wire. The minimum initial investment is $1,000, and the minimum subsequent investment is $100. The Company in its sole discretion may accept or reject any order for purchases of Bedford Shares.

Purchases will be effected at the NAV next determined after PFPC, the Company’s transfer agent and administrative and accounting agent, has received a purchase order in good order and the Company’s custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two business days after the check is received. A “business day” is any day that both the NYSE and the FRB are open. On any business day, orders which are accompanied by Federal Funds and received by the Company by 4:00 p.m. Eastern time, and orders as to which payment has been converted into Federal Funds by 4:00 p.m. Eastern time, will be executed as of 4:00 p.m. Eastern time on that business day. Orders which are accompanied by Federal Funds and received by the Company after the close of regular trading on the NYSE, and orders as to which payment has been converted to Federal Funds after the close of regular trading on the NYSE on a business day will be processed as of the deadline on the following business day. The Company’s officers are authorized to waive the minimum initial and subsequent investment requirements.

Purchases through an Account. Purchases of Shares may be effected through an Account with your broker through procedures and requirements established by your broker. In such event, beneficial ownership of Bedford Shares will be recorded by your broker and will be reflected in the Account statements provided to you by your broker. Your broker may impose minimum investment Account requirements. Even if your broker does not impose a sales charge for purchases of Bedford Shares, depending on the terms of your Account with your broker, the broker may charge to your Account fees for automatic investment and other services provided to your Account. Information concerning Account requirements, services and charges should be obtained from your broker, and you should read this prospectus in conjunction with any information received from your broker. Shares are held in the street name account of your broker and if you desire to transfer such shares to the street name account of another broker, you should contact your current broker.

A broker with whom you maintain an Account may offer you the ability to purchase Bedford Shares under an automatic purchase program (a “Purchase Program”) established by a participating broker. If you participate in a Purchase Program, then you will have your “free-credit” cash balances in your Account automatically invested in Shares of the Bedford Class. The frequency of investments and the minimum investment requirement will be established by the broker and the Company. In addition, the broker may require a minimum amount of cash and/or securities to be deposited in your Account to participate in its Purchase Program. The description of the particular broker’s Purchase Program should be read for details, and any inquiries concerning your Account under a Purchase Program should be directed to your broker.

If your broker makes special arrangements under which orders for Bedford Shares are received by PFPC prior to 4:00 p.m. Eastern time, and your broker guarantees that payment for such Shares will be made in available Federal Funds to the Company’s custodian prior to the close of regular trading on the NYSE on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 4:00 p.m. Eastern time on the date the purchase order is received by PFPC. Otherwise, if the broker has not made such an arrangement, pricing of Shares will occur as described above under “General.”

Direct Purchases. You may also make direct investments at any time in the Bedford Class through any broker that has entered into a dealer agreement with the Distributor (a “Dealer”). You may make an initial investment in the Bedford Class by mail by fully completing and signing an application obtained from a Dealer (the “Application”), and mailing it, together with a check payable to “The RBB Fund – Money Market Portfolio (Bedford Class),” to Bedford

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Money Market Portfolio, c/o PFPC, P.O. Box 9841, Providence, RI 02940-8041; for overnight delivery mail to The RBB Fund – Money Market Portfolio (Bedford Class), c/o PFPC, 101 Sabin Street, Pawtucket, RI 02860-1427. The Application will be returned to you unless it contains the name of the Dealer from whom you obtained it. Subsequent purchases may be made through a Dealer or by forwarding payment to the Company’s transfer agent at the foregoing address.

Provided that your investment is at least $2,500, you may also purchase Shares by having your bank or Dealer wire Federal Funds to the Company’s custodian, PFPC Trust Company. Your bank or Dealer may impose a charge for this service. The Company does not currently charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of your Federal Funds wire, for an initial investment, it is important that you follow these steps:

A.	Telephone the Company’s transfer agent, PFPC, toll-free at (800) 888-9723 and provide your name, address, telephone number, social security or tax identification number, the amount being wired, and by which bank or Dealer. PFPC will then provide you with an account number. (If you have an existing account, you should also notify PFPC prior to wiring funds.)

B.	Instruct your bank or Dealer to wire the specified amount, together with your assigned account number, to PFPC’s account with PNC Bank N.A.

PNC Bank, N.A., Philadelphia, PA

ABA-0310-0005-3.

FROM: (shareholder or account name)

ACCOUNT NUMBER: (assigned account number)

FOR PURCHASE OF: The RBB Fund – Money Market Portfolio (Bedford Class)

AMOUNT: (amount to be invested)

C.	Fully complete and sign the Application and mail it to the address shown thereon. PFPC will not process initial purchases until it receives a fully completed and signed Application.

For subsequent investments, you should follow steps A and B above.

Good Order. A request to purchase Shares of the Portfolio is in good order if it includes the name of the Portfolio, the dollar amount or number of Shares to be purchased, and a completed Application (initial direct investment through a Dealer). Please see “Purchase of Shares” for instructions. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Retirement Plans. Bedford Shares may be purchased in conjunction with individual retirement accounts (“IRAs”) and rollover IRAs where PFPC Trust Company acts as custodian. A $15.00 custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with your tax advisor.

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Redemption of Shares

General. Redemption orders are effected at the NAV per share next determined after receipt of the order in proper form by the Company’s transfer agent, PFPC. You may redeem all or some of your Shares in accordance with one of the procedures described below.

Redemption of Shares in an Account. If you beneficially own Bedford Shares through an Account, you may redeem Bedford Shares in your Account in accordance with instructions and limitations pertaining to your Account by contacting your broker. If the redemption request is received by PFPC by 4:00 p.m. Eastern time on any business day, the redemption will be effective as of 4:00 p.m. Eastern time on that day. Payment of the redemption proceeds will be made after 4:00 p.m. Eastern time on the day the redemption is effected, provided that the Company’s custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If all of your Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

Your brokerage firm may also redeem each day a sufficient number of Shares of the Bedford Class to cover debit balances created by transactions in your Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

Redemption of Shares Owned Directly. If you own Shares directly, you may redeem any number of Shares by sending a written request to The RBB Fund – Money Market Portfolio (Bedford Class) c/o PFPC, P.O. Box 9841, Providence, RI 02940-8041; for overnight delivery mail to The RBB Fund – Money Market Portfolio (Bedford Class), c/o PFPC, 101 Sabin Street, Pawtucket, RI 02860-1427. It is recommended that such requests be sent by registered or certified mail if share certificates accompany the request. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion signature guarantee program recognized by the Securities Transfer Association. A medallion imprint or medallion stamp indicates that the financial institution is a member of a medallion signature guarantee program and is an acceptable signature guarantor. The three recognized medallion programs are Securities Transfer Agents Medallion Program (“STAMP”), Stock Exchanges Medallion Program (“SEMP”) and New York Stock Exchange, Inc. Medallion Signature Program (“MSP”). Signature guarantees that are not part of these programs will not be accepted.

If you are a direct investor, you may redeem your Shares without charge by telephone if you have completed and returned an Application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, you must submit a Telephone Authorization Form to PFPC. This form is available from PFPC. Once this election has been made, you may simply contact PFPC by telephone to request the redemption by calling (800) 888-9723. Neither the Company, the Distributor, the Portfolio, PFPC nor any other Company agent will be liable for any loss, liability, cost or expense for following the procedures below or for following instructions communicated by telephone that they reasonably believe to be genuine.

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, and the account social security number, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five business days of the call; and

17

(6) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.

Proceeds of a telephone redemption request will be mailed by check to your registered address unless you have designated in your Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to your bank account on the next day that a wire transfer can be effected. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Company may modify this redemption service at any time or charge a service fee upon prior notice to shareholders. A wire charge of $7.50 is assessed and charged to the shareholder.

Redemption by Check. If you are a direct investor or you do not have check writing privileges for your Account, the Company will provide to you forms of drafts (“checks”) payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, your broker may establish a higher minimum. If you wish to use this check writing redemption procedure, you should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. If you own Shares through an Account, you should contact your broker for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank’s rules governing checks. An investor will be able to stop payment on a check redemption. The Company or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

When a check is presented to PNC Bank for clearance, PNC Bank, as your agent, will cause the Company to redeem a sufficient number of your full and fractional Shares to cover the amount of the check. Pursuant to rules under the Investment Company Act of 1940, as amended (the “1940 Act”), checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

Additional Redemption Information. The Company ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Company will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. You should consider purchasing Shares using a certified or bank check or money order if you anticipate an immediate need for redemption proceeds. Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in proper form. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

The Company does not impose a charge when Shares are redeemed. The Company reserves the right to redeem any account in the Bedford Class involuntarily, on thirty days’ notice, if such account falls below $500 and during such 30-day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the SEC.

If the Board of Directors determines that it would be detrimental to the best interest of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an

18

in-kind distribution of readily marketable securities held by the Portfolio instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of investment securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Portfolio is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio.

Proper Form. You must include complete and accurate required information on your redemption request. Please see “Redemption of Shares” for instructions. Redemption requests not in proper form may be delayed.

Dividends and Distributions

The Company will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Bedford Class unless a shareholder elects otherwise.

The net investment income (not including any net short-term capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record as of the determination of NAV made as of 4:00 p.m. (Eastern time) each day. Shares will begin accruing dividends on the day the purchase order for the Shares is effected and continue to accrue dividends through the day before such shares are redeemed. Net short-term capital gains, if any, will be distributed at least annually.

Taxes

Distributions from the Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Shares. The Portfolio contemplates declaring as dividends each year all or substantially all of its net taxable income. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Portfolio on December 31 of such year if such dividends are actually paid during January of the following year.

The Portfolio will be required in certain cases to withhold and remit to the United States Treasury a percentage of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Portfolio that he or she is not subject to backup withholding when required to do so or that he or she is an “exempt recipient.” The current backup withholding rate is 28%.

The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. Shareholders may also be subject to state and local taxes on distributions. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States Federal income tax treatment. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

19

DISTRIBUTION ARRANGEMENTS

Bedford Shares of the Portfolio are sold without a sales load on a continuous basis by the Distributor, whose principal business address is at 760 Moore Road, King of Prussia, PA 19406.

The Board of Directors of the Company approved a Distribution Agreement and adopted a separate Plan of Distribution for the Bedford Class (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Bedford Class a distribution fee, which is accrued daily and paid monthly, of up to 0.65% on an annualized basis of the average daily net assets of the Bedford Class. The actual amount of such compensation is agreed upon from time to time by the Company’s Board of Directors and the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of 0.65% of the average daily net assets of the Bedford Class on an annualized basis in any year. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

Under the Distribution Agreement and the Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including broker-dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of the Bedford Class serviced by such financial institutions. The Distributor may also reimburse broker-dealers for other expenses incurred in the promotion of the sale of Bedford Shares. The Distributor and/or broker-dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Bedford Class as well as for related direct mail, advertising and promotional expenses.

The Plan obligates the Company, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Bedford Class the fee agreed to under the Distribution Agreement. Payments under the Plan are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

20

THE BEDFORD SHARES OF THE

Money Market Portfolio

1-800-888-9723

FOR MORE INFORMATION:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Bedford Shares of The RBB Money Market Portfolio is available free of charge upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about the Portfolio’s investments, describe the Portfolio’s performance and list its holdings.

Statement of Additional Information

An SAI, dated December 31, 2006, has been filed with the SEC. The SAI, which includes additional information about the Bedford Shares, along with the Bedford Shares annual and semi-annual reports, are not available on the Adviser’s website because copies may be obtained free of charge, by calling (800) 888-9723. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally considered a part of this prospectus).

Shareholder Account Service Representatives

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 5 p.m. (Eastern time) Monday-Friday. Call: (800) 888-9723.

Purchases and Redemptions

Call your broker or (800) 888-9723.

Written Correspondence

Street Address:	Bedford Shares

c/o PFPC Inc.

101 Sabin Street

Pawtucket, RI 02860-1427

Securities and Exchange Commission (SEC)

You may view and copy information about the Company and the Portfolio, including the SAI, by visiting the SEC’s Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of Portfolio documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov., or by sending your written request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-551-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

ShareBuilder

Bedford Shares

of The RBB Money Market Portfolio

Managed by BlackRock Institutional Management Corporation

Prospectus

December 31, 2006

www.sharebuilder.com

THE BEDFORD SHARES OF THE

MONEY MARKET PORTFOLIO

of

The RBB Fund, Inc.

This prospectus gives vital information about this money market mutual fund, advised by BlackRock Institutional Management Corporation (“BIMC” or the “Adviser”), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

Please note that the Money Market Portfolio:

■	is not a bank deposit;

■	is not federally insured;

■	is not an obligation of, or guaranteed or endorsed by PNC Bank N.A., PFPC Trust Company or any other bank;

■	is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency;

■	is not guaranteed to achieve its goal(s); and

■	may not be able to maintain a stable $1 share price and you may lose money.

THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

PROSPECTUS	December 31, 2006

(This Page Intentionally Left Blank.)

A look at the goals, strategies, risks, expenses and financial history of the portfolio.

Details about the service providers.

Policies and instructions for opening, maintaining and closing an account in the portfolio.

Details on the distribution plan.

INTRODUCTION TO THE RISK/RETURN SUMMARY5

MONEY MARKET PORTFOLIO6

PORTFOLIO MANAGEMENT

Investment Adviser12

Disclosure of Portfolio Holdings12

Other Service Providers13

SHAREHOLDER INFORMATION

Pricing Shares14

Market Timing14

Purchase of Shares15

Redemption of Shares17

Dividends and Distributions19

Taxes19

DISTRIBUTION ARRANGEMENTS20

FOR MORE INFORMATIONBack Cover

3

(This Page Intentionally Left Blank.)

4

INTRODUCTION TO THE RISK/RETURN SUMMARY

This prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the Bedford Shares of the Money Market Portfolio (the “Portfolio”) of The RBB Fund, Inc. (the “Company”).

The class of common stock (the “Bedford Class”) of the Company offered by this prospectus represents interests in the Bedford Class of the Portfolio.

This prospectus has been organized so that there is a short section with important facts about the Portfolio’s goals, strategies, risks and financial history. Once you read this short section, read the sections about Purchase and Redemption of shares of the Bedford Class (“Bedford Shares” or “Shares”).

5

MONEY MARKET PORTFOLIO

IMPORTANT DEFINITIONS

Asset-Backed Securities: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Commercial Paper: Short-term securities with maturities of 1 to 397 days which are issued by banks, corporations and others.

Dollar Weighted Average Maturity: The average amount of time until the organizations that issued the debt securities in the Portfolio must pay off the principal amount of the debt. “Dollar weighted” means the larger the dollar value of a debt security in the Portfolio, the more weight it gets in calculating this average.

Liquidity: Liquidity is the ability to convert investments easily into cash without losing a significant amount of money in the process.

Net Asset Value (“NAV”): The value of everything the Portfolio owns, minus everything it owes, divided by the number of shares held by investors.

Repurchase Agreement: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the Portfolio’s money for a short time, using the securities as collateral.

Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

Investment Goal

The Portfolio seeks to generate current income, to provide you with liquidity and to protect your investment.

Primary Investment Strategies

To achieve this goal, we invest in a diversified investment portfolio of short term, high quality, U.S.-dollar-denominated instruments, including government, bank, commercial and other obligations.

Specifically, we may invest in:

•	U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

•	High quality commercial paper and other obligations issued or guaranteed (or otherwise supported) by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor’s(R), Prime-2 or higher by Moody’s Investor’s Service, Inc., or F-2 or higher by Fitch, Inc., as well as high quality corporate bonds rated AA (or Aa) or higher at the time of purchase by those rating agencies. These ratings must be provided by at least two rating agencies, or by the only rating agency providing a rating.

•	Unrated notes, paper and other instruments that are determined by us to be of comparable quality to the instruments described above.

•	Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

•	Securities issued or guaranteed by the U.S. Government or by its agencies or authorities.

•	Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities.

•	Securities issued or guaranteed by state or local governmental bodies.

•	Repurchase agreements relating to the above instruments.

The Portfolio seeks to maintain a net asset value of $1.00 per share. At least 25% of the Fund’s total assets will be invested in banking obligations.

6

Quality

Under guidelines established by the Company’s Board of Directors, we will only purchase securities if such securities or their issuers have (or such securities are guaranteed or otherwise supported by entities which have) short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical ratings organizations (“NRSRO”), or one such rating if the security is rated by only one NRSRO. Securities that are unrated must be determined to be of comparable quality.

Maturity

The dollar-weighted average maturity of all the investments of the Portfolio will be 90 days or less. Only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements) will be purchased.

Key Risks

•	The value of money market investments tends to fall when current interest rates rise. Money market investments are generally less sensitive to interest rate changes than longer-term securities.

•	The Portfolio’s investment securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

•	The Portfolio’s concentration of its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

•	The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

•	Unrated notes, paper and other instruments may be subject to the risk that an issuer may default on its obligation to pay interest and repay principal.

•	The obligations issued or guaranteed by state or local governmental bodies may be issued by entities in the same state and may have interest which is paid from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may impact the Portfolio.

•	Treasury obligations differ only in their interest rates, maturities and time of issuance. These differences could result in fluctuations in the value of such securities depending upon the market. Obligations of U.S. governmental agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Portfolio.

•	The Portfolio’s investment in asset-backed securities may be negatively impacted by interest rate fluctuations or when an issuer pays principal on an obligation held by the Portfolio earlier or later than expected. These events may affect their value and the return on your investment.

•	The Portfolio could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

•	We may purchase variable and floating rate instruments. Like all debt instruments, their value is dependent on the credit paying ability of the issuer. If the issuer were unable to make interest payments or default, the value of the securities would decline. The absence of an active market for these securities could make it difficult to dispose of them if the issuer defaults.

7

Although we seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. When you invest in the Portfolio you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk/Return Information

The chart and table below illustrate the variability of the Portfolio’s long-term performance for Bedford Shares. The information shows you how the Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Portfolio’s performance would be reduced.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	1.46%	(quarter ended September 30, 2000)
Worst Quarter:	0.05%	(quarter ended June 30, 2004)

Year-to-date total return for the nine months ended September 30, 2006:			3.25%

Average Annual Total Returns for the Years Ended December 31, 2005

	1 Year	5 Years	10 Years
Money Market Portfolio	2.38%	1.55%	3.20%

Current Yield: The seven-day yield for the period ended December 31, 2005 for the Portfolio was 3.56%. Past performance is not an indication of future results. Yields will vary. You may call (800) 888-9723 to obtain the current seven-day yield of the Portfolio.

8

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Portfolio assets and are reflected in the Portfolio’s price.

The table below describes the fees and expenses that you may pay if you buy and hold Bedford Shares of the Money Market Portfolio. The table is based on expenses for the most recent fiscal year.

Annual Portfolio Operating Expenses*
(Expenses that are deducted from Portfolio assets)

Management Fees(1)	0.45%

Distribution and Service (12b-1) Fees(1)(2)	0.65%

Other Expenses(1)(3)	0.17%

Total Annual Portfolio Operating Expenses(1)	1.27%

*	The table does not reflect charges or credits which investors might incur if they invest through a financial institution. Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

1.	Management fees include investment advisory and administration fees. The Adviser voluntarily waived a portion of its Management Fees and/or reimbursed expenses for the Portfolio during the fiscal year ended August 31, 2006. The Adviser expects that it will continue to voluntarily waive a portion of these fees and/or reimburse expenses through the fiscal year ending August 31, 2007. The Portfolio’s service providers may also voluntarily waive a portion of their fees and/or reimburse expenses during these fiscal years. After these fee waivers and/or reimbursements, the Portfolio’s Management Fees, Distribution and Service (12b-1) Fees, Other Expenses and ordinary Total Annual Portfolio Operating Expenses are not expected to exceed:

Management Fees	0.16%
Distribution and Service (12b-1) Fees	0.60%
Other Expenses	0.14%

Total Annual Portfolio Operating Expenses	0.90%

Although the Adviser expects the waivers and/or reimbursements to continue through August 31, 2007, these fee waivers and/or reimbursements are voluntary and may be terminated at any time.

2.	Distribution and Service (12b-1) Fees reflect fees incurred by the Portfolio during the fiscal year ended August 31, 2006. The Portfolio may pay the Distributor up to a maximum of 0.65% of the average daily net assets of the Bedford Class under the Portfolio’s distribution plan during the current fiscal year. The Distributor may voluntarily waive these fees at its discretion. The Distributor voluntarily waived 0.05% of its Distribution and Service Fee during the fiscal year ended August 31, 2006. These voluntary fee waivers may be terminated at any time.

3.	A $15.00 retirement custodial maintenance fee is charged per IRA account per year.

IMPORTANT DEFINITIONS

Management Fees: Fees paid to the investment adviser and administrator for portfolio management services.

Other Expenses: Include transfer agency, custody, professional fees and registration fees.

Distribution and Service Fees: Fees that are paid to the Distributor for distribution of the Portfolio’s Bedford Shares.

9

Example:

The example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Bedford Shares	$129	$403	$697	$1,534

10

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. Information for the fiscal years ended August 31, 2004 through August 31, 2006 has been derived from the Portfolio’s financial statements audited by Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm. This information should be read in conjunction with the Portfolio’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Portfolio’s annual report, which is available upon request (see back cover for ordering instructions). The information for the fiscal years ended August 31, 2002 and August 31, 2003 was audited by the Portfolio’s former independent registered public accounting firm.

Financial Highlights

(for a Bedford Share Outstanding Throughout Each Year)

Money Market Portfolio

	For the Year Ended August 31, 2006	For the Year Ended August 31, 2005	For the Year Ended August 31, 2004	For the Year Ended August 31, 2003	For the Year Ended August 31, 2002
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.0388	0.0162	0.0025	0.0046	0.0157
Net gain on securities	— (b)	— (b)	— (b)	0.0005	—

Total from investment operations	0.0388	0.0162	0.0025	0.0051	0.0157

Less distributions
Dividends (from net investment income)	(0.0388)	(0.0162)	(0.0025)	(0.0046)	(0.0157)
Distributions (from capital gains)	—	—	—	(0.0005)	—

Total distributions	(0.0388)	(0.0162)	(0.0025)	0.0051	(0.0157)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	3.95%	1.63%	0.25%	0.53%	1.59%
Ratios/Supplemental Data
Net assets, end of year (000)	$150,657	$109,495	$72,001	$80,406	$52,878
Ratios of expenses to average net assets (a)	0.85%	0.97%	0.94%	0.98%	1.00%
Ratios of net investment income to average net assets	3.81%	1.68%	0.24%	0.46%	1.75%

(a)	Without the waiver of advisory, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Portfolio would have been 1.34%, 1.23%, 1.34%, 1.30% and 1.25% for the years ended August 31, 2006, 2005, 2004, 2003 and 2002, respectively.

(b)	Amount is less than $0.0005 per share.

11

PORTFOLIO MANAGEMENT

Investment Adviser

BIMC is a wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), one of the largest publicly traded investment firms in the United States with approximately $220 million of assets under management as of November 1, 2006. BlackRock is an affiliate of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States, and Merrill Lynch & Co., Inc. BIMC has its principal offices at Bellevue Park Corporate Center, 100 Bellevue Parkway, Wilmington, DE 19809.

For the fiscal year ended August 31, 2006, BIMC received an advisory fee of 0.11% of the Portfolio’s average net assets.

A discussion regarding the basis for the Company’s Board of Directors approving the Portfolio’s investment advisory agreement with BIMC is available in the Portfolio’s annual report to shareholders dated August 31, 2006.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Portfolio’s underlying investments is available in the Portfolio’s Statement of Additional Information (“SAI”).

12

Other Service Providers

The following chart shows the Portfolio’s other service providers and includes their addresses and principal activities.

13

SHAREHOLDER INFORMATION

Pricing Shares

PFPC Inc. (“PFPC”) determines the Portfolio’s NAV per share daily at 4:00 p.m., Eastern time, each day on which both the New York Stock Exchange (“NYSE”) and the Federal Reserve Bank of Philadelphia (the “FRB”) are open. These entities are generally open Monday through Friday, except national holidays. Currently, the only days on which the NYSE is open and the FRB is closed are Columbus Day and Veterans Day and the only day on which the NYSE is closed and the FRB is open is Good Friday. The Fund seeks to maintain a net asset value of $1.00 per share. The NAV is calculated by dividing the Portfolio’s total assets, less its liabilities, by the number of shares outstanding. The Portfolio values its securities on the basis of the amortized cost method. This method values a Portfolio holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of changing interest rates.

During certain emergency closings of the NYSE, however, the Portfolio may open for business if it can maintain its operations. In this event, the Portfolio will determine its NAV as described above. To determine if the Portfolio is open for business on a day the NYSE is closed for an emergency, please contact us by calling the telephone number listed on the last page of this prospectus.

On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, the Portfolio reserves the right to close at or prior to the BMA recommended closing time. If the Portfolio does so, it will process purchase and redemption orders received after the Portfolio’s closing time on the next business day. The BMA generally recommends that the securities markets close at 2:00 p.m. on the day before a national holiday, the Friday before a national holiday that falls on a Monday, and the Friday after Thanksgiving. In 2007, the BMA recommends (i) a 2:00 p.m. close on January 12, February 16, May 25, July 3, August 31, October 5, November 9, November 21, November 23, December 24 and December 31 and (ii) a 10:30 a.m. close on April 6.

Market Timing

In accordance with the policy adopted by the Company’s Board of Directors, the Company discourages market timing and other excessive trading practices. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Portfolio performance and result in dilution in the value of Portfolio shares held by long-term shareholders. The Company and the Adviser reserve the right to reject or restrict purchase requests from any investor. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company’s (or the Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Portfolio. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Portfolio and its shareholders or would subordinate the interests of the Portfolio and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Board of Directors, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in the Portfolio in order to assess the likelihood that the Portfolio may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor’s account with the Portfolio. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will apply the criteria in a manner that, in the Adviser’s judgment, will be uniform.

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Purchase of Shares

General. You may purchase Bedford Shares through an account maintained by your brokerage firm (the “Account”) and you may also purchase Shares directly by mail or wire. The minimum initial investment is $1,000, and the minimum subsequent investment is $100. The Company in its sole discretion may accept or reject any order for purchases of Bedford Shares.

Purchases will be effected at the NAV next determined after PFPC, the Company’s transfer agent and administrative and accounting agent, has received a purchase order in good order and the Company’s custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two business days after the check is received. A “business day” is any day that both the NYSE and the FRB are open. On any business day, orders which are accompanied by Federal Funds and received by the Company by 4:00 p.m. Eastern time, and orders as to which payment has been converted into Federal Funds by 4:00 p.m. Eastern time, will be executed as of 4:00 p.m. Eastern time on that business day. Orders which are accompanied by Federal Funds and received by the Company after the close of regular trading on the NYSE, and orders as to which payment has been converted to Federal Funds after the close of regular trading on the NYSE on a business day will be processed as of the deadline on the following business day. The Company’s officers are authorized to waive the minimum initial and subsequent investment requirements.

Purchases through an Account. Purchases of Shares may be effected through an Account with your broker through procedures and requirements established by your broker. In such event, beneficial ownership of Bedford Shares will be recorded by your broker and will be reflected in the Account statements provided to you by your broker. Your broker may impose minimum investment Account requirements. Even if your broker does not impose a sales charge for purchases of Bedford Shares, depending on the terms of your Account with your broker, the broker may charge to your Account fees for automatic investment and other services provided to your Account. Information concerning Account requirements, services and charges should be obtained from your broker, and you should read this prospectus in conjunction with any information received from your broker. Shares are held in the street name account of your broker and if you desire to transfer such shares to the street name account of another broker, you should contact your current broker.

A broker with whom you maintain an Account may offer you the ability to purchase Bedford Shares under an automatic purchase program (a “Purchase Program”) established by a participating broker. If you participate in a Purchase Program, then you will have your “free-credit” cash balances in your Account automatically invested in Shares of the Bedford Class. The frequency of investments and the minimum investment requirement will be established by the broker and the Company. In addition, the broker may require a minimum amount of cash and/or securities to be deposited in your Account to participate in its Purchase Program. The description of the particular broker’s Purchase Program should be read for details, and any inquiries concerning your Account under a Purchase Program should be directed to your broker.

If your broker makes special arrangements under which orders for Bedford Shares are received by PFPC prior to 4:00 p.m. Eastern time, and your broker guarantees that payment for such Shares will be made in available Federal Funds to the Company’s custodian prior to the close of regular trading on the NYSE on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 4:00 p.m. Eastern time on the date the purchase order is received by PFPC. Otherwise, if the broker has not made such an arrangement, pricing of Shares will occur as described above under “General.”

Direct Purchases. You may also make direct investments at any time in the Bedford Class through any broker that has entered into a dealer agreement with the Distributor (a “Dealer”). You may make an initial investment in the Bedford Class by mail by fully completing and signing an application obtained from a Dealer (the “Application”), and mailing it, together with a check payable to “The RBB Fund – Money Market Portfolio (Bedford Class),” to Bedford

15

Money Market Portfolio, c/o PFPC, P.O. Box 9841, Providence, RI 02940-8041; for overnight delivery mail to The RBB Fund – Money Market Portfolio (Bedford Class), c/o PFPC, 101 Sabin Street, Pawtucket, RI 02860-1427. The Application will be returned to you unless it contains the name of the Dealer from whom you obtained it. Subsequent purchases may be made through a Dealer or by forwarding payment to the Company’s transfer agent at the foregoing address.

Provided that your investment is at least $2,500, you may also purchase Shares by having your bank or Dealer wire Federal Funds to the Company’s custodian, PFPC Trust Company. Your bank or Dealer may impose a charge for this service. The Company does not currently charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of your Federal Funds wire, for an initial investment, it is important that you follow these steps:

A.	Telephone the Company’s transfer agent, PFPC, toll-free at (800) 888-9723 and provide your name, address, telephone number, social security or tax identification number, the amount being wired, and by which bank or Dealer. PFPC will then provide you with an account number. (If you have an existing account, you should also notify PFPC prior to wiring funds.)

B.	Instruct your bank or Dealer to wire the specified amount, together with your assigned account number, to PFPC’s account with PNC Bank N.A.

PNC Bank, N.A., Philadelphia, PA

ABA-0310-0005-3.

FROM: (shareholder or account name)

ACCOUNT NUMBER: (assigned account number)

FOR PURCHASE OF: The RBB Fund – Money Market Portfolio (Bedford Class)

AMOUNT: (amount to be invested)

C.	Fully complete and sign the Application and mail it to the address shown thereon. PFPC will not process initial purchases until it receives a fully completed and signed Application.

For subsequent investments, you should follow steps A and B above.

Good Order. A request to purchase Shares of the Portfolio is in good order if it includes the name of the Portfolio, the dollar amount or number of Shares to be purchased, and a completed Application (initial direct investment through a Dealer). Please see “Purchase of Shares” for instructions. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Retirement Plans. Bedford Shares may be purchased in conjunction with individual retirement accounts (“IRAs”) and rollover IRAs where PFPC Trust Company acts as custodian. A $15.00 custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with your tax advisor.

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Redemption of Shares

General. Redemption orders are effected at the NAV per share next determined after receipt of the order in proper form by the Company’s transfer agent, PFPC. You may redeem all or some of your Shares in accordance with one of the procedures described below.

Redemption of Shares in an Account. If you beneficially own Bedford Shares through an Account, you may redeem Bedford Shares in your Account in accordance with instructions and limitations pertaining to your Account by contacting your broker. If the redemption request is received by PFPC by 4:00 p.m. Eastern time on any business day, the redemption will be effective as of 4:00 p.m. Eastern time on that day. Payment of the redemption proceeds will be made after 4:00 p.m. Eastern time on the day the redemption is effected, provided that the Company’s custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If all of your Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

Your brokerage firm may also redeem each day a sufficient number of Shares of the Bedford Class to cover debit balances created by transactions in your Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

Redemption of Shares Owned Directly. If you own Shares directly, you may redeem any number of Shares by sending a written request to The RBB Fund – Money Market Portfolio (Bedford Class) c/o PFPC, P.O. Box 9841, Providence, RI 02940-8041; for overnight delivery mail to The RBB Fund – Money Market Portfolio (Bedford Class), c/o PFPC, 101 Sabin Street, Pawtucket, RI 02860-1427. It is recommended that such requests be sent by registered or certified mail if share certificates accompany the request. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion signature guarantee program recognized by the Securities Transfer Association. A medallion imprint or medallion stamp indicates that the financial institution is a member of a medallion signature guarantee program and is an acceptable signature guarantor. The three recognized medallion programs are Securities Transfer Agents Medallion Program (“STAMP”), Stock Exchanges Medallion Program (“SEMP”) and New York Stock Exchange, Inc. Medallion Signature Program (“MSP”). Signature guarantees that are not part of these programs will not be accepted.

If you are a direct investor, you may redeem your Shares without charge by telephone if you have completed and returned an Application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, you must submit a Telephone Authorization Form to PFPC. This form is available from PFPC. Once this election has been made, you may simply contact PFPC by telephone to request the redemption by calling (800) 888-9723. Neither the Company, the Distributor, the Portfolio, PFPC nor any other Company agent will be liable for any loss, liability, cost or expense for following the procedures below or for following instructions communicated by telephone that they reasonably believe to be genuine.

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, and the account social security number, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five business days of the call; and

17

(6) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.

Proceeds of a telephone redemption request will be mailed by check to your registered address unless you have designated in your Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to your bank account on the next day that a wire transfer can be effected. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Company may modify this redemption service at any time or charge a service fee upon prior notice to shareholders. A wire charge of $7.50 is assessed and charged to the shareholder.

Redemption by Check. If you are a direct investor or you do not have check writing privileges for your Account, the Company will provide to you forms of drafts (“checks”) payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, your broker may establish a higher minimum. If you wish to use this check writing redemption procedure, you should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. If you own Shares through an Account, you should contact your broker for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank’s rules governing checks. An investor will be able to stop payment on a check redemption. The Company or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

When a check is presented to PNC Bank for clearance, PNC Bank, as your agent, will cause the Company to redeem a sufficient number of your full and fractional Shares to cover the amount of the check. Pursuant to rules under the Investment Company Act of 1940, as amended (the “1940 Act”), checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

Additional Redemption Information. The Company ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Company will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. You should consider purchasing Shares using a certified or bank check or money order if you anticipate an immediate need for redemption proceeds. Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in proper form. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

The Company does not impose a charge when Shares are redeemed. The Company reserves the right to redeem any account in the Bedford Class involuntarily, on thirty days’ notice, if such account falls below $500 and during such 30-day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the SEC.

If the Board of Directors determines that it would be detrimental to the best interest of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an

18

in-kind distribution of readily marketable securities held by the Portfolio instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of investment securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Portfolio is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio.

Proper Form. You must include complete and accurate required information on your redemption request. Please see “Redemption of Shares” for instructions. Redemption requests not in proper form may be delayed.

Dividends and Distributions

The Company will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Bedford Class unless a shareholder elects otherwise.

The net investment income (not including any net short-term capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record as of the determination of NAV made as of 4:00 p.m. (Eastern time) each day. Shares will begin accruing dividends on the day the purchase order for the Shares is effected and continue to accrue dividends through the day before such shares are redeemed. Net short-term capital gains, if any, will be distributed at least annually.

Taxes

Distributions from the Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Shares. The Portfolio contemplates declaring as dividends each year all or substantially all of its net taxable income. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Portfolio on December 31 of such year if such dividends are actually paid during January of the following year.

The Portfolio will be required in certain cases to withhold and remit to the United States Treasury a percentage of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Portfolio that he or she is not subject to backup withholding when required to do so or that he or she is an “exempt recipient.” The current backup withholding rate is 28%.

The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. Shareholders may also be subject to state and local taxes on distributions. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States Federal income tax treatment. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

19

DISTRIBUTION ARRANGEMENTS

Bedford Shares of the Portfolio are sold without a sales load on a continuous basis by the Distributor, whose principal business address is at 760 Moore Road, King of Prussia, PA 19406.

The Board of Directors of the Company approved a Distribution Agreement and adopted a separate Plan of Distribution for the Bedford Class (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Bedford Class a distribution fee, which is accrued daily and paid monthly, of up to 0.65% on an annualized basis of the average daily net assets of the Bedford Class. The actual amount of such compensation is agreed upon from time to time by the Company’s Board of Directors and the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of 0.65% of the average daily net assets of the Bedford Class on an annualized basis in any year. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

Under the Distribution Agreement and the Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including broker-dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of the Bedford Class serviced by such financial institutions. The Distributor may also reimburse broker-dealers for other expenses incurred in the promotion of the sale of Bedford Shares. The Distributor and/or broker-dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Bedford Class as well as for related direct mail, advertising and promotional expenses.

The Plan obligates the Company, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Bedford Class the fee agreed to under the Distribution Agreement. Payments under the Plan are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

20

THE BEDFORD SHARES OF THE

Money Market Portfolio

1-800-888-9723

FOR MORE INFORMATION:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Bedford Shares of The RBB Money Market Portfolio is available free of charge upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about the Portfolio’s investments, describe the Portfolio’s performance and list its holdings.

Statement of Additional Information

An SAI, dated December 31, 2006, has been filed with the SEC. The SAI, which includes additional information about the Bedford Shares, along with the Bedford Shares annual and semi-annual reports, are not available on the Adviser’s website because copies may be obtained free of charge, by calling (800) 888-9723. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally considered a part of this prospectus).

Shareholder Account Service Representatives

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 5 p.m. (Eastern time) Monday-Friday. Call: (800) 888-9723.

Purchases and Redemptions

Call your broker or (800) 888-9723.

Written Correspondence

Street Address:	Bedford Shares

c/o PFPC Inc.

101 Sabin Street

Pawtucket, RI 02860-1427

Securities and Exchange Commission (SEC)

You may view and copy information about the Company and the Portfolio, including the SAI, by visiting the SEC’s Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of Portfolio documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov., or by sending your written request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-551-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

Customer Care

For questions regarding your ShareBuilder account please call 1-800-SHRBLDR (1-800-747-2537) or visit ShareBuilder online at ShareBuilder.com. Please be aware that ShareBuilder Customer Care Agents are not able to place a trade for you over the phone, open your account over the phone, or provide any type of financial advice or recommendations.

Written Correspondence

Post Office Address:	ShareBuilder – Bedford Shares of The RBB Money Market Portfolio

c/o Sharebuilder Securities Corporation

PO Box 1728

Bellevue, WA 98009

Street Address:	ShareBuilder – Bedford Shares of The RBB Money Market Portfolio

c/o Sharebuilder Securities Corporation

1445 – 120th Avenue Northeast

Bellevue, WA 98005

INVESTMENT COMPANY ACT FILE NO. 811-05518

SANSOM STREET SHARES OF THE

Money Market Portfolio

of

The RBB Fund, Inc.

This prospectus gives vital information about this money market mutual fund, advised by BlackRock Institutional Management Corporation (“BIMC” or the “Adviser”), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

Please note that the Money Market Portfolio:

■	is not a bank deposit;

■	is not federally insured;

■	is not an obligation of, or guaranteed or endorsed by PNC Bank, N.A., PFPC Trust Company or any other bank;

■	is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency;

■	is not guaranteed to achieve its goals; and

■	may not be able to maintain a stable $1 share price and you may lose money.

THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

PROSPECTUS	December 31, 2006

A look at the goals, strategies, risks, expenses and financial history of the portfolio.

Details about the service providers.

Policies and instructions for opening, maintaining and closing an account in the portfolio.

Details on the distribution plan.

INTRODUCTION TO THE RISK/RETURN SUMMARY 5

MONEY MARKET PORTFOLIO 6

PORTFOLIO MANAGEMENT
Investment Adviser 11
Disclosure of Portfolio Holdings 11
Other Service Providers 12

SHAREHOLDER INFORMATION
Pricing Shares 13
Market Timing 13
Purchase of Shares 14
Redemption of Shares 15
Dividends and Distributions 17
Taxes 17

DISTRIBUTION ARRANGEMENTS 18

FOR MORE INFORMATION Back Cover

3

(This Page Intentionally Left Blank.)

INTRODUCTION TO THE RISK/RETURN SUMMARY

This prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the Sansom Street shares of the Money Market Portfolio (the “Portfolio”) of The RBB Fund, Inc. (the “Company”).

The class of common stock (the “Sansom Street Class”) of the Company offered by this prospectus represents interests in the Sansom Street Class of the Portfolio.

This prospectus has been organized so that there is a short section with important facts about the Portfolio’s goals, strategies, risks, expenses and financial history. Once you read this short section, read the sections about Purchase and Redemption of shares of the Sansom Street Class (“Sansom Street Shares” or “Shares”).

5

MONEY MARKET PORTFOLIO

IMPORTANT DEFINITIONS

Asset-Backed Securities: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Commercial Paper: Short-term securities with maturities of 1 to 397 days which are issued by banks, corporations and others.

Dollar Weighted Average Maturity: The average amount of time until the organizations that issued the debt securities in the Portfolio must pay off the principal amount of the debt. “Dollar weighted” means the larger the dollar value of a debt security in the Portfolio, the more weight it gets in calculating this average.

Liquidity: Liquidity is the ability to convert investments easily into cash without losing a significant amount of money in the process.

Net Asset Value (“NAV”): The value of everything the Portfolio owns, minus everything it owes, divided by the number of shares held by investors.

Repurchase Agreement: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the Portfolio’s money for a short time, using the securities as collateral.

Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

Investment Goal

The Portfolio seeks to generate current income, to provide you with liquidity and to protect your investment.

Primary Investment Strategies

To achieve this goal, we invest in a diversified investment portfolio of short term, high quality, U.S. dollar-denominated instruments, including government, bank, commercial and other obligations.

Specifically, we may invest in:

•	U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

•	High quality commercial paper and other obligations issued or guaranteed (or otherwise supported) by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor’s®, Prime-2 or higher by Moody’s or F-2 or higher by Fitch, Inc., as well as high quality corporate bonds rated AA (or Aa) or higher at the time of purchase by those rating agencies. These ratings must be provided by at least two rating agencies or by the only rating agency providing a rating.

•	Unrated notes, paper and other instruments that are determined by us to be of comparable quality to the instruments described above.

•	Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

•	Securities issued or guaranteed by the U.S. Government or by its agencies or authorities.

•	Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities.

•	Securities issued or guaranteed by state or local governmental bodies.

•	Repurchase agreements relating to the above instruments.

The Portfolio seeks to maintain a net asset value of $1.00 per share. At least 25% of the Fund’s total assets will be invested in banking obligations.

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Quality

Under guidelines established by the Company’s Board of Directors, we will only purchase securities if such securities or their issuers have (or such securities are guaranteed or otherwise supported by entities which have) short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical ratings organizations (“NRSRO”), or one such rating if the security is rated by only one NRSRO. Securities that are unrated must be determined to be of comparable quality.

Maturity

The dollar-weighted average maturity of all the investments of the Portfolio will be 90 days or less. Only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements) will be purchased.

Key Risks

•	The value of money market investments tends to fall when current interest rates rise. Money market investments are generally less sensitive to interest rate changes than longer-term securities.

•	The Portfolio’s investment securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

•	The Portfolio’s concentration of its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

•	The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

•	Unrated notes, paper and other instruments may be subject to the risk that an issuer may default on its obligation to pay interest and repay principal.

•	The obligations issued or guaranteed by state or local governmental bodies may be issued by entities in the same state and may have interest which is paid from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may impact the Portfolio.

•	Treasury obligations differ only in their interest rates, maturities and time of issuance. These differences could result in fluctuations in the value of such securities depending upon the market. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Portfolio.

•	The Portfolio’s investment in asset-backed securities may be negatively impacted by interest rate fluctuations or when an issuer pays principal on an obligation held by the Portfolio earlier or later than expected. These events may affect their value and the return on your investment.

•	The Portfolio could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

•	We may purchase variable and floating rate instruments. Like all debt instruments, their value is dependent on the credit paying ability of the issuer. If the issuer were unable to make interest payments or default, the value of the securities would decline. The absence of an active market for these securities could make it difficult to dispose of them if the issuer defaults.

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Although we seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. When you invest in the Portfolio you are not making a bank deposit. Your investment is not insured or guaranteed by the federal deposit insurance corporation or by any bank or governmental agency.

Risk/Return Information

The chart and table below illustrate the variability of the Portfolio’s long-term performance for Sansom Street Shares. The information shows you how the Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Portfolio’s performance would be reduced.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter: 1.59% (quarter ended September 30, 2000)

Worst Quarter: 0.23% (quarter ended June 30, 2004)

Year-to-date total return for the nine months ended September 30, 2006: 3.54%

Average Annual Total Returns for the Years Ended December 31, 2005

	1 Year	5 Years	10 Years
Money Market Portfolio	3.14%	2.21%	3.78%

Current Yield: The seven-day yield for the period ended December 31, 2005 for the Portfolio was 4.17%. Past performance is not an indication of future results. Yields will vary. You may call (800) 430-9618 to obtain the current seven-day yield of the Portfolio.

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Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Portfolio assets and are reflected in the Portfolio’s price.

The table below describes the fees and expenses that you may pay if you buy and hold Sansom Street Shares of the Money Market Portfolio. The table is based on expenses for the most recent fiscal year.

Annual Portfolio Operating Expenses*
(Expenses that are deducted from Portfolio assets)
Management Fees(1)	0.45%
Distribution and Service (12b-1) Fees(2)	0.05%
Other Expenses(3)	0.17%

Total Annual Portfolio Operating Expenses(1)	0.67%

*	The table does not reflect charges or credits which investors might incur if they invest through a financial institution. Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

1.	Management fees include investment advisory and administration fees. The Adviser voluntarily waived a portion of its Management Fees and/or reimbursed expenses for the Portfolio during the fiscal year ended August 31, 2006. The Adviser expects that it will continue to voluntarily waive a portion of these fees and/or reimburse expenses through the fiscal year ending August 31, 2007. The Portfolio’s service providers may also voluntarily waive a portion of their fees and/or reimburse expenses during these fiscal years. After these fee waivers and/or reimbursements, the Portfolio’s Management Fees, Distribution and Service (12b-1) Fees, Other Expenses and ordinary Total Annual Portfolio Operating Expenses are not expected to exceed:

Management Fees	0.16%
Distribution and Service (12b-1) Fees	0.05%
Other Expenses	0.14%

Total Annual Portfolio Operating Expenses	0.35%

Although the Adviser expects the waivers and/or reimbursements to continue through August 31, 2007, these fee waivers and/or reimbursements are voluntary and may be terminated at any time.

2.	Distribution and Service (12b-1) Fees reflect fees incurred by the Portfolio during the fiscal year ended August 31, 2006. The Portfolio may pay the Distributor up to a maximum of 0.05% of the average daily net assets of the Sansom Street Class under the Portfolio’s distribution plan during the current fiscal year. The Distributor may voluntarily waive these fees at its discretion.

3.	A $15.00 retirement custodial maintenance fee is charged per IRA account per year.

Example

The example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Sansom Street	$68	$214	$373	$835

IMPORTANT DEFINITIONS

Management Fees: Fees paid to the investment adviser and administrator for portfolio management services.

Other Expenses: Include transfer agency, custody, professional fees and registration fees.

Distribution and Service Fees: Fees that are paid to the Distributor for distribution of the Portfolio’s Sansom Street Shares.

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FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. Information for the fiscal years ended August 31, 2004 through August 31, 2006 has been derived from the Portfolio’s financial statements audited by Deloitte & Touche, LLP the Portfolio’s independent registered public accounting firm. This information should be read in conjunction with the Portfolio’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Portfolio’s annual report, which is available upon request (see back cover for ordering instructions). The information for the fiscal years ended August 31, 2002 and August 31, 2003 was audited by the Portfolio’s former independent registered public accounting firm.

Financial Highlights

(For a Sansom Street Share Outstanding Throughout Each Year)

Money Market Portfolio

	For the Year Ended August 31, 2006	For the Year Ended August 31, 2005	For the Year Ended August 31, 2004	For the Year Ended August 31, 2003	For the Year Ended August 31, 2002
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.0434	0.0239	0.0100	0.0114	0.0209
Net gains on securities	— (b)	— (b)	— (b)	0.0005	—

Total net income from investment operations	0.0434	0.0239	0.0100	0.0119	0.0209

Less distributions
Dividends (from net investment income)	(0.0434)	(0.0239)	(0.0100)	(0.0114)	(0.0209)
Distributions (from capital gains)	—	—	—	(0.0005)	—

Total distributions	(0.0434)	(0.0239)	(0.0100)	(0.0119)	(0.0209)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	4.42%	2.41%	1.00%	1.21%	2.11%
Ratios/Supplemental Data
Net assets, end of year (000)	$15,525	$87,304	$141,372	$198,373	$244,212
Ratios of expenses to average net assets (a)	0.26%	0.20%	0.20%	0.30%	0.49%
Ratios of net investment income to average net assets	4.25%	2.39%	0.98%	1.14%	2.10%

(a)	Without the waiver of advisory fees and reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Portfolio would have been 0.67%, 0.67%, 0.59%, 0.57% and 0.64% for the years ended August 31, 2006, 2005, 2004, 2003 and 2002, respectively.

(b)	Amount is less than $0.0005 per share.

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PORTFOLIO MANAGEMENT

Investment Adviser

BIMC is a wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), one of the largest publicly traded investment firms in the United States with approximately $220 million of assets under management as of November 1, 2006. BlackRock is an affiliate of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States, and Merrill Lynch & Co., Inc. BIMC has its principal offices at Bellevue Park Corporate Center, 100 Bellevue Parkway, Wilmington, DE 19809.

For the fiscal year ended August 31, 2006, BIMC received an advisory fee of 0.17% of the Portfolio’s average net assets.

A discussion regarding the basis for the Company’s Board of Directors approving the Portfolio’s investment advisory agreement with BIMC is available in the Portfolio’s annual report to shareholders dated August 31, 2006.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Portfolio’s underlying investments is available in the Portfolio’s Statement of Additional Information (“SAI”).

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Other Service Providers

The following chart shows the Portfolio’s other service providers and includes their addresses and principal activities.

Shareholders

Distribution and Shareholder Services

Principal Distributor

PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

Distributes shares of the Portfolio.

Transfer Agent and Dividend Dispursing Agent

PFPC Inc.
*301 Bellevue Parkway**
Wilmington, DE 19809

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy and sell requests.

**Do not use this address for purchases and redemptions. Please see "Purchases of Shares" and "Redemption of Shares" sections for further instructions.*

Asset Management

Investment Adviser

BlackRock Institutional Management Corporation
100 Bellevue Parkway
Wilmington, DE 19809

Manages the Portfolio's investment activities.

Custodian

PFPC Trust Company
8800 Tinicum Boulevard
Suite 200
Philadelphia, PA 19153

Holds the Portfolio's assets, settles all portfolio trades and collects most of the valuation data required for calculating the Portfolio's NAV.

Portfolio Operations

Administrator and Portfolio Accounting Agent

PFPC Inc.
301 Bellevue Parkway
Wilmington, DE 19809

Provides facilities, equipment and personnel to carry out administrative services related to the Portfolio and calculates the Portfolio's NAV, dividends and distributions.

Board of Directors

Supervises the Portfolio's activities.

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SHAREHOLDER INFORMATION

Pricing Shares

PFPC Inc. (“PFPC”) determines the Portfolio’s NAV per share daily at 4:00 p.m., Eastern time, each day on which both the New York Stock Exchange (“NYSE”) and the Federal Reserve Bank of Philadelphia (the “FRB”) are open. These entities are generally open Monday through Friday, except national holidays. Currently, the only days on which the NYSE is open and the FRB is closed are Columbus Day and Veterans Day and the only day on which the NYSE is closed and the FRB is open is Good Friday. The Fund seeks to maintain a net asset value of $1.00 per share. The NAV is calculated by dividing the Portfolio’s total assets, less its liabilities, by the number of shares outstanding. The Portfolio values its securities on the basis of the amortized cost method. This method values a Portfolio holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of changing interest rates.

During certain emergency closings of the NYSE, however, the Portfolio may open for business if it can maintain its operations. In this event, the Portfolio will determine its NAV as described above. To determine if the Portfolio is open for business on a day the NYSE is closed for an emergency, please contact us by calling the telephone number listed on the last page of this prospectus.

On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, the Portfolio reserves the right to close at or prior to the BMA recommended closing time. If the Portfolio does so, it will process purchase and redemption orders received after the Portfolio’s closing time on the next business day. The BMA generally recommends that the securities markets close at 2:00 p.m. on the day before a national holiday, the Friday before a national holiday that falls on a Monday, and the Friday after Thanksgiving. In 2007, the BMA recommends (i) a 2:00 p.m. close on January 12, February 16, May 25, July 3, August 31, October 5, November 9, November 21, November 23, December 24 and December 31 and (ii) a 10:30 a.m. close on April 6.

Market Timing

In accordance with the policy adopted by the Company’s Board of Directors, the Company discourages market timing and other excessive trading practices. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Portfolio performance and result in dilution in the value of Portfolio shares held by long-term shareholders. The Company and the Adviser reserve the right to reject or restrict purchase requests from any investor. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company’s (or the Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Portfolio. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Portfolio and its shareholders or would subordinate the interests of the Portfolio and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Board of Directors, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in the Portfolio in order to assess the likelihood that the Portfolio may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor’s account with the Portfolio. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will apply the criteria in a manner that, in the Adviser’s judgment, will be uniform.

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Purchase of Shares

General. Shares may be purchased through PNC Bank, N.A. or its affiliates (“PNC”) acting on behalf of its customers, including individuals, trusts, partnerships and corporations who maintain accounts (such as custody, trust or escrow accounts) with PNC and who have authorized PNC to invest in the Sansom Street Class on a customer’s behalf. Shares may also be purchased through a broker-dealer that has entered into a dealer agreement with the Company’s Distributor (a “Dealer”). The minimum initial investment is $1,500. There is no minimum subsequent investment. The Company in its sole discretion may accept or reject any order for purchases of Sansom Street Shares.

Purchases will be effected at the NAV next determined after PFPC, the Company’s transfer agent and administrative and accounting agent, has received a purchase order in good order and the Company’s custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two business days after the check is received. A “business day” is any day that both the NYSE and the FRB are open. On any business day, orders which are accompanied by Federal Funds and received by the Company by 4:00 p.m. Eastern time, and orders as to which payment has been converted into Federal Funds by 4:00 p.m. Eastern time, will be executed as of 4:00 p.m. on that business day. Orders which are accompanied by Federal Funds and received by the Company after the close of regular trading on the NYSE, and orders as to which payment has been converted to Federal Funds after the close of regular trading on the NYSE on a business day will be processed as of 4:00 p.m. Eastern time on the following business day. The Company’s officers are authorized to waive the minimum initial and subsequent investment requirements.

Purchases through an Account with PNC or a Dealer. Shares may be purchased through your accounts at PNC or a Dealer through procedures and requirements established by PNC or a Dealer. Confirmations of Share purchases and redemptions will be sent to PNC or the Dealer. Beneficial ownership of Sansom Street Shares will be recorded by PNC or the Dealer and reflected in your account statements provided by them. If you wish to purchase Sansom Street Shares, contact PNC or a Dealer.

PNC may also impose minimum customer account requirements. Although PNC does not impose a sales charge for purchases of Sansom Street Shares, depending upon the terms of your account, PNC may charge account fees for automatic investment and other cash management services. Information concerning these minimum account requirements, services and any charges will be provided by PNC before you authorize the initial purchase of Shares. This prospectus should be read in conjunction with any information you receive from PNC.

Direct Purchases through a Dealer. You may also make an initial investment by mail by fully completing and signing an application obtained from a Dealer (an “Application”) and mailing it, together with a check payable to The RBB Fund – Money Market Portfolio (Sansom Street Class), c/o PFPC, P.O. Box 9841, Providence, RI 02940; for overnight delivery mail to The RBB Fund – Money Market Portfolio (Sansom Street Class), c/o PFPC, 101 Sabin Street, Pawtucket, RI 02860-1427. An Application will be returned unless it contains the name of the Dealer from whom it was obtained. Subsequent purchases may be made through a Dealer or by forwarding payment to the Company’s transfer agent at the address above.

Conflict of interest restrictions may apply to an institution’s receipt of compensation paid by the Company in connection with the investment of fiduciary funds in Sansom Street Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary funds in Sansom Street Shares.

Good Order. A request to purchase Shares of the Portfolio is in good order if it includes the name of the Portfolio, the dollar amount of Shares to be purchased, and a completed Application (initial direct investment through a Dealer). Please see “Purchase of Shares” for instructions. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the

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identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Retirement Plans. Sansom Street Shares may be purchased in conjunction with individual retirement accounts (“IRAs”) and rollover IRAs where PFPC Trust Company acts as custodian. A $15.00 retirement custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with your tax advisor.

Redemption of Shares

General. Redemption orders are effected at the NAV per share next determined after receipt of the order in proper form by the Company’s transfer agent, PFPC. It is the responsibility of PNC and Dealers to transmit promptly to PFPC your redemption request. If you hold share certificates, the certificates must accompany the redemption request. You may redeem all or some of your Shares in accordance with one of the procedures described below.

Redemption of Shares in an Account at PNC. If you beneficially own Shares through an account at PNC, you may redeem Sansom Street Shares in accordance with instructions and limitations pertaining to your account. If the redemption request is received by PFPC by 4:00 p.m. Eastern time on any business day, the redemption will be effective as of 4:00 p.m. Eastern time on that day. Payment for redemption orders effected before 4:00 p.m. Eastern time will be wired the same day in Federal Funds to your account at PNC, provided that the Company’s custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. No charge for wiring redemption payments is imposed by the Company, although PNC may charge your account for redemption services.

Redemption of Shares in an Account for non-PNC customers. If you beneficially own Shares through an account at a Dealer, you may redeem Shares in your account in accordance with instructions and limitations pertaining to the account by contacting the Dealer. If such notice is received by PFPC from the broker before 4:00 p.m. Eastern time on any business day, the redemption will be effective immediately before 4:00 p.m. Eastern time on that day. Payment of the redemption proceeds will be made after 4:00 p.m. Eastern time on the day the redemption is effected, provided that the Company’s custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

A Dealer may also redeem each day a sufficient number of your Shares to cover debit balances created by transactions in your account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit-balance or charge.

Each Dealer reserves the right to waive or modify criteria for participation in an account or to terminate participation in an account for any reason.

Redemption of Shares Owned Directly. If you own Shares directly, you may redeem any number of Shares by sending a written request to The RBB Fund – Money Market Portfolio (Sansom Street Class), c/o PFPC, P.O. Box 9841, Providence, RI 02940; for overnight delivery mail to The RBB Fund – Money Market Portfolio (Sansom Street Class), c/o PFPC, 101 Sabin Street, Pawtucket, RI 02860-1427. It is recommended that such request be sent by registered or certified mail if share certificates accompany the request. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, a signature guarantee is required. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion signature guarantee program recognized by the Securities Transfer Association. A medallion imprint or medallion stamp indicates that the financial institution is a member of a medallion signature guarantee program and is an acceptable signature guarantor. The three recognized medallion programs are Securities Transfer Agents Medallion Program (“STAMP”), Stock Exchanges Medallion Program (“SEMP”) and New York Stock Exchange, Inc. Medallion Signature Program (“MSP”). Signature guarantees that are not part of these programs will not be accepted.

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If you are a direct investor, you may redeem Shares without charge by telephone if you have completed and returned an Application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, you must submit a Telephone Authorization Form to PFPC. This form is available from PFPC. Once this election has been made, you may simply contact PFPC by telephone to request a redemption by calling (800) 430-9618. Neither the Company, the Portfolio, the Distributor, PFPC nor any other Company agent will be liable for any loss, liability, cost or expense for following the procedures described below or for following instructions communicated by telephone that they reasonably believe to be genuine.

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and the name of the Portfolio, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required.

Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under power of attorney.

Proceeds of a telephone redemption request will be mailed by check to your registered address unless you have designated in the Application or telephone authorization form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to your bank account on the next bank business day. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Company may modify this redemption service at any time or charge a service fee upon prior notice to shareholders. A wire charge of $7.50 is assessed and charged to the shareholder.

Redemption by Check. If you are a direct investor or you do not have check writing privileges for your account, the Company will provide forms of drafts (“checks”) payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, a Dealer may establish a higher minimum. If you wish to use this check writing redemption procedure, you should complete specimen signature cards (available from PFPC), and forward them to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. If you own Shares through an account, you should contact your Dealer for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank’s rules governing checks. You will be able to stop payment on a check redemption. The Company or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

When a check is presented to PNC Bank for clearance, PNC Bank, as your agent, will cause the Company to redeem a sufficient number of your full and fractional Shares to cover the amount of the check. Pursuant to rules under the Investment Company Act of 1940, as amended (the “1940 Act”), checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

Additional Redemption Information. The Company ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Company will redeem Shares purchased by check before the check clears, payment of redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds. Redemption proceeds will ordinarily be paid within seven business days after a

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redemption request is received by the Transfer Agent in proper form. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

The Company does not impose a charge when Shares are redeemed. The Company reserves the right to redeem any account in the Sansom Street Class involuntarily, on thirty days’ notice, if that account falls below $500 as a result of redemptions, not market movement, and if during that thirty-day notice period the amount invested in the account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the SEC.

If the Board of Directors determines that it would be detrimental to the best interest of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Portfolio instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of investment securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Portfolio is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio.

Proper Form. You must include complete and accurate required information on your redemption request. Please see “Redemption of Shares” for instructions. Redemption requests not in proper form may be delayed.

Dividends and Distributions

The Company will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Sansom Street Class unless a shareholder elects otherwise.

The net investment income (not including any net short-term capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record as of the determination of net asset value made as of 4:00 p.m. (Eastern time) each day. Shares will begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such Shares are redeemed. Net short-term capital gains, if any, will be distributed at least annually.

Taxes

Distributions from the Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Shares. The Portfolio contemplates declaring as dividends each year all or substantially all of its net taxable income. The one major exception to these tax principles is that distributions on Shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Portfolio on December 31 of such year if such dividends are actually paid during January of the following year.

The Portfolio will be required in certain cases to withhold and remit to the United States Treasury a percentage of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding by the Internal Revenue Service for failure to properly include on his on her return payments of taxable interest or dividends, or (iii) has failed to certify to the Portfolio that he or she is not subject to backup withholding when required to do so or that he or she is an “exempt recipient.” The current backup withholding rate is 28%.

The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. Shareholders may also be subject to state and local taxes on distributions. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States federal

17

income tax treatment. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distribution Arrangements

Sansom Street Shares of the Portfolio are sold without a sales load on a continuous basis by the Distributor, whose principal business address is at 760 Moore Road, King of Prussia, PA 19406.

The Board of Directors of the Company approved a Distribution Agreement and adopted a separate Plan of Distribution for the Sansom Street Class (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Sansom Street Class a distribution fee, which is accrued daily and paid monthly, of up to 0.20% on an annualized basis of the average daily net assets of the Sansom Street Class. The actual amount of such compensation is agreed upon from time to time by the Company’s Board of Directors and the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of 0.05% of the average daily net assets of the Class on an annualized basis in any year. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

Under the Distribution Agreement and the Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including broker-dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of the Sansom Street Class serviced by such financial institutions. The Distributor may also reimburse broker-dealers for other expenses incurred in the promotion of the sale of Sansom Street Shares. The Distributor and/or broker-dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Sansom Street Class as well as for related direct mail, advertising and promotional expenses.

The Plan obligates the Company, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Sansom Street Class the fee agreed to under the Distribution Agreement. Payments under the Plan are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

18

THE SANSOM STREET SHARES OF THE

Money Market Portfolio

1-800-430-9618

FOR MORE INFORMATION:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Sansom Street Money Market Portfolio is available free of charge upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about the Portfolio’s investments, describe the Portfolio’s performance and list its holdings.

Statement of Additional Information

An SAI, dated December 31, 2006, has been filed with the SEC. The SAI, which includes additional information about the Sansom Street Money Market Portfolio, along with the Sansom Street Money Market Portfolio’s annual and semi-annual reports, are not available on the adviser’s website because copies may be obtained free of charge, by calling (800) 430-9618. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally considered a part of this prospectus).

Shareholder Account Service Representatives

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 5 p.m. (Eastern time) Monday-Friday. Call: (800) 430-9618.

Written Correspondence

Sansom Street Money Market Portfolio

c/o PFPC Inc.

101 Sabin Street

Pawtucket, RI 02860-1427

Securities and Exchange Commission

You may view and copy information about the Company and the Portfolio, including the SAI, by visiting the SEC’s Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of Portfolio documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov., or by sending your written request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-551-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

KELMOORE STRATEGY FUNDS

INVESTOR INFORMATION

Shareholder Servicing

By Telephone

(877) 328-9456

On the Web

www.kelmoore.com

By Mail

Kelmoore Strategy Funds

c/o PFPC Inc.

PO Box 9790

Providence, RI 02940

Investments via Wire

PNC Bank, N.A.

ABA# 031000053

DDA# 86-0690-5927

Kelmoore Strategy Money Market Portfolio

FBO: Shareholder name & account number

The redemption by check privilege is not currently available with this offering of The RBB Fund, Inc., Sansom Street Shares of the Money Market Portfolio, in connection with the Kelmoore Strategy Funds.

KEL-MKT-06

Kelmoore Strategy Funds

Sansom Street Shares of the

Money Market Portfolio*

PROSPECTUS

December 31, 2006

*A money market portfolio of The RBB Fund, Inc. offered in connection with the Kelmoore Strategy Funds.

SANSOM STREET SHARES OF THE

Money Market Portfolio

of

The RBB Fund, Inc.

This prospectus gives vital information about this money market mutual fund, advised by BlackRock Institutional Management Corporation (“BIMC” or the “Adviser”), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

Please note that the Money Market Portfolio:

■	is not a bank deposit;

■	is not federally insured;

■	is not an obligation of, or guaranteed or endorsed by PNC Bank, N.A., PFPC Trust Company or any other bank;

■	is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency;

■	is not guaranteed to achieve its goals; and

■	may not be able to maintain a stable $1 share price and you may lose money.

THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

PROSPECTUS	December 31, 2006

A look at the goals, strategies, risks, expenses and financial history of the portfolio.

Details about the service providers.

Policies and instructions for opening, maintaining and closing an account in the portfolio.

Details on the distribution plan.

INTRODUCTION TO THE RISK/RETURN SUMMARY 5

MONEY MARKET PORTFOLIO 6

PORTFOLIO MANAGEMENT
Investment Adviser 11
Disclosure of Portfolio Holdings 11
Other Service Providers 12

SHAREHOLDER INFORMATION
Pricing Shares 13
Market Timing 13
Purchase of Shares 14
Redemption of Shares 15
Dividends and Distributions 17
Taxes 17

DISTRIBUTION ARRANGEMENTS 18

FOR MORE INFORMATION Back Cover

3

(This Page Intentionally Left Blank.)

INTRODUCTION TO THE RISK/RETURN SUMMARY

This prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the Sansom Street shares of the Money Market Portfolio (the “Portfolio”) of The RBB Fund, Inc. (the “Company”).

The class of common stock (the “Sansom Street Class”) of the Company offered by this prospectus represents interests in the Sansom Street Class of the Portfolio.

This prospectus has been organized so that there is a short section with important facts about the Portfolio’s goals, strategies, risks, expenses and financial history. Once you read this short section, read the sections about Purchase and Redemption of shares of the Sansom Street Class (“Sansom Street Shares” or “Shares”).

5

MONEY MARKET PORTFOLIO

IMPORTANT DEFINITIONS

Asset-Backed Securities: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Commercial Paper: Short-term securities with maturities of 1 to 397 days which are issued by banks, corporations and others.

Dollar Weighted Average Maturity: The average amount of time until the organizations that issued the debt securities in the Portfolio must pay off the principal amount of the debt. “Dollar weighted” means the larger the dollar value of a debt security in the Portfolio, the more weight it gets in calculating this average.

Liquidity: Liquidity is the ability to convert investments easily into cash without losing a significant amount of money in the process.

Net Asset Value (“NAV”): The value of everything the Portfolio owns, minus everything it owes, divided by the number of shares held by investors.

Repurchase Agreement: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the Portfolio’s money for a short time, using the securities as collateral.

Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

Investment Goal

The Portfolio seeks to generate current income, to provide you with liquidity and to protect your investment.

Primary Investment Strategies

To achieve this goal, we invest in a diversified investment portfolio of short term, high quality, U.S. dollar-denominated instruments, including government, bank, commercial and other obligations.

Specifically, we may invest in:

•	U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

•	High quality commercial paper and other obligations issued or guaranteed (or otherwise supported) by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor’s®, Prime-2 or higher by Moody’s or F-2 or higher by Fitch, Inc., as well as high quality corporate bonds rated AA (or Aa) or higher at the time of purchase by those rating agencies. These ratings must be provided by at least two rating agencies or by the only rating agency providing a rating.

•	Unrated notes, paper and other instruments that are determined by us to be of comparable quality to the instruments described above.

•	Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

•	Securities issued or guaranteed by the U.S. Government or by its agencies or authorities.

•	Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities.

•	Securities issued or guaranteed by state or local governmental bodies.

•	Repurchase agreements relating to the above instruments.

The Portfolio seeks to maintain a net asset value of $1.00 per share. At least 25% of the Fund’s total assets will be invested in banking obligations.

6

Quality

Under guidelines established by the Company’s Board of Directors, we will only purchase securities if such securities or their issuers have (or such securities are guaranteed or otherwise supported by entities which have) short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical ratings organizations (“NRSRO”), or one such rating if the security is rated by only one NRSRO. Securities that are unrated must be determined to be of comparable quality.

Maturity

The dollar-weighted average maturity of all the investments of the Portfolio will be 90 days or less. Only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements) will be purchased.

Key Risks

•	The value of money market investments tends to fall when current interest rates rise. Money market investments are generally less sensitive to interest rate changes than longer-term securities.

•	The Portfolio’s investment securities may not earn as high a level of income as longer term or lower quality securities, which generally have greater risk and more fluctuation in value.

•	The Portfolio’s concentration of its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

•	The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

•	Unrated notes, paper and other instruments may be subject to the risk that an issuer may default on its obligation to pay interest and repay principal.

•	The obligations issued or guaranteed by state or local governmental bodies may be issued by entities in the same state and may have interest which is paid from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may impact the Portfolio.

•	Treasury obligations differ only in their interest rates, maturities and time of issuance. These differences could result in fluctuations in the value of such securities depending upon the market. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Portfolio.

•	The Portfolio’s investment in asset-backed securities may be negatively impacted by interest rate fluctuations or when an issuer pays principal on an obligation held by the Portfolio earlier or later than expected. These events may affect their value and the return on your investment.

•	The Portfolio could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

•	We may purchase variable and floating rate instruments. Like all debt instruments, their value is dependent on the credit paying ability of the issuer. If the issuer were unable to make interest payments or default, the value of the securities would decline. The absence of an active market for these securities could make it difficult to dispose of them if the issuer defaults.

7

Although we seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. When you invest in the Portfolio you are not making a bank deposit. Your investment is not insured or guaranteed by the federal deposit insurance corporation or by any bank or governmental agency.

Risk/Return Information

The chart and table below illustrate the variability of the Portfolio’s long-term performance for Sansom Street Shares. The information shows you how the Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Portfolio’s performance would be reduced.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter: 1.59% (quarter ended September 30, 2000)

Worst Quarter: 0.23% (quarter ended June 30, 2004)

Year-to-date total return for the nine months ended September 30, 2006: 3.54%

Average Annual Total Returns for the Years Ended December 31, 2005

	1 Year	5 Years	10 Years
Money Market Portfolio	3.14%	2.21%	3.78%

Current Yield: The seven-day yield for the period ended December 31, 2005 for the Portfolio was 4.17%. Past performance is not an indication of future results. Yields will vary. You may call (800) 430-9618 to obtain the current seven-day yield of the Portfolio.

8

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Portfolio assets and are reflected in the Portfolio’s price.

The table below describes the fees and expenses that you may pay if you buy and hold Sansom Street Shares of the Money Market Portfolio. The table is based on expenses for the most recent fiscal year.

Annual Portfolio Operating Expenses*
(Expenses that are deducted from Portfolio assets)
Management Fees(1)	0.45%
Distribution and Service (12b-1) Fees(2)	0.05%
Other Expenses(3)	0.17%

Total Annual Portfolio Operating Expenses(1)	0.67%

*	The table does not reflect charges or credits which investors might incur if they invest through a financial institution. Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

1.	Management fees include investment advisory and administration fees. The Adviser voluntarily waived a portion of its Management Fees and/or reimbursed expenses for the Portfolio during the fiscal year ended August 31, 2006. The Adviser expects that it will continue to voluntarily waive a portion of these fees and/or reimburse expenses through the fiscal year ending August 31, 2007. The Portfolio’s service providers may also voluntarily waive a portion of their fees and/or reimburse expenses during these fiscal years. After these fee waivers and/or reimbursements, the Portfolio’s Management Fees, Distribution and Service (12b-1) Fees, Other Expenses and ordinary Total Annual Portfolio Operating Expenses are not expected to exceed:

Management Fees	0.16%
Distribution and Service (12b-1) Fees	0.05%
Other Expenses	0.14%

Total Annual Portfolio Operating Expenses	0.35%

Although the Adviser expects the waivers and/or reimbursements to continue through August 31, 2007, these fee waivers and/or reimbursements are voluntary and may be terminated at any time.

2.	Distribution and Service (12b-1) Fees reflect fees incurred by the Portfolio during the fiscal year ended August 31, 2006. The Portfolio may pay the Distributor up to a maximum of 0.05% of the average daily net assets of the Sansom Street Class under the Portfolio’s distribution plan during the current fiscal year. The Distributor may voluntarily waive these fees at its discretion.

3.	A $15.00 retirement custodial maintenance fee is charged per IRA account per year.

Example

The example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Sansom Street	$68	$214	$373	$835

IMPORTANT DEFINITIONS

Management Fees: Fees paid to the investment adviser and administrator for portfolio management services.

Other Expenses: Include transfer agency, custody, professional fees and registration fees.

Distribution and Service Fees: Fees that are paid to the Distributor for distribution of the Portfolio’s Sansom Street Shares.

9

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. Information for the fiscal years ended August 31, 2004 through August 31, 2006 has been derived from the Portfolio’s financial statements audited by Deloitte & Touche, LLP the Portfolio’s independent registered public accounting firm. This information should be read in conjunction with the Portfolio’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Portfolio’s annual report, which is available upon request (see back cover for ordering instructions). The information for the fiscal years ended August 31, 2002 and August 31, 2003 was audited by the Portfolio’s former independent registered public accounting firm.

Financial Highlights

(For a Sansom Street Share Outstanding Throughout Each Year)

Money Market Portfolio

	For the Year Ended August 31, 2006	For the Year Ended August 31, 2005	For the Year Ended August 31, 2004	For the Year Ended August 31, 2003	For the Year Ended August 31, 2002
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.0434	0.0239	0.0100	0.0114	0.0209
Net gains on securities	— (b)	— (b)	— (b)	0.0005	—

Total net income from investment operations	0.0434	0.0239	0.0100	0.0119	0.0209

Less distributions
Dividends (from net investment income)	(0.0434)	(0.0239)	(0.0100)	(0.0114)	(0.0209)
Distributions (from capital gains)	—	—	—	(0.0005)	—

Total distributions	(0.0434)	(0.0239)	(0.0100)	(0.0119)	(0.0209)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	4.42%	2.41%	1.00%	1.21%	2.11%
Ratios/Supplemental Data
Net assets, end of year (000)	$15,525	$87,304	$141,372	$198,373	$244,212
Ratios of expenses to average net assets (a)	0.26%	0.20%	0.20%	0.30%	0.49%
Ratios of net investment income to average net assets	4.25%	2.39%	0.98%	1.14%	2.10%

(a)	Without the waiver of advisory fees and reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Portfolio would have been 0.67%, 0.67%, 0.59%, 0.57% and 0.64% for the years ended August 31, 2006, 2005, 2004, 2003 and 2002, respectively.

(b)	Amount is less than $0.0005 per share.

10

PORTFOLIO MANAGEMENT

Investment Adviser

BIMC is a wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), one of the largest publicly traded investment firms in the United States with approximately $220 million of assets under management as of November 1, 2006. BlackRock is an affiliate of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States, and Merrill Lynch & Co., Inc. BIMC has its principal offices at Bellevue Park Corporate Center, 100 Bellevue Parkway, Wilmington, DE 19809.

For the fiscal year ended August 31, 2006, BIMC received an advisory fee of 0.17% of the Portfolio’s average net assets.

A discussion regarding the basis for the Company’s Board of Directors approving the Portfolio’s investment advisory agreement with BIMC is available in the Portfolio’s annual report to shareholders dated August 31, 2006.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Portfolio’s underlying investments is available in the Portfolio’s Statement of Additional Information (“SAI”).

11

Other Service Providers

The following chart shows the Portfolio’s other service providers and includes their addresses and principal activities.

12

SHAREHOLDER INFORMATION

Pricing Shares

PFPC Inc. (“PFPC”) determines the Portfolio’s NAV per share daily at 4:00 p.m., Eastern time, each day on which both the New York Stock Exchange (“NYSE”) and the Federal Reserve Bank of Philadelphia (the “FRB”) are open. These entities are generally open Monday through Friday, except national holidays. Currently, the only days on which the NYSE is open and the FRB is closed are Columbus Day and Veterans Day and the only day on which the NYSE is closed and the FRB is open is Good Friday. The Fund seeks to maintain a net asset value of $1.00 per share. The NAV is calculated by dividing the Portfolio’s total assets, less its liabilities, by the number of shares outstanding. The Portfolio values its securities on the basis of the amortized cost method. This method values a Portfolio holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of changing interest rates.

During certain emergency closings of the NYSE, however, the Portfolio may open for business if it can maintain its operations. In this event, the Portfolio will determine its NAV as described above. To determine if the Portfolio is open for business on a day the NYSE is closed for an emergency, please contact us by calling the telephone number listed on the last page of this prospectus.

On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, the Portfolio reserves the right to close at or prior to the BMA recommended closing time. If the Portfolio does so, it will process purchase and redemption orders received after the Portfolio’s closing time on the next business day. The BMA generally recommends that the securities markets close at 2:00 p.m. on the day before a national holiday, the Friday before a national holiday that falls on a Monday, and the Friday after Thanksgiving. In 2007, the BMA recommends (i) a 2:00 p.m. close on January 12, February 16, May 25, July 3, August 31, October 5, November 9, November 21, November 23, December 24 and December 31 and (ii) a 10:30 a.m. close on April 6.

Market Timing

In accordance with the policy adopted by the Company’s Board of Directors, the Company discourages market timing and other excessive trading practices. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Portfolio performance and result in dilution in the value of Portfolio shares held by long-term shareholders. The Company and the Adviser reserve the right to reject or restrict purchase requests from any investor. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company’s (or the Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Portfolio. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Portfolio and its shareholders or would subordinate the interests of the Portfolio and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Board of Directors, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in the Portfolio in order to assess the likelihood that the Portfolio may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor’s account with the Portfolio. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will apply the criteria in a manner that, in the Adviser’s judgment, will be uniform.

13

Purchase of Shares

General. Shares may be purchased through PNC Bank, N.A. or its affiliates (“PNC”) acting on behalf of its customers, including individuals, trusts, partnerships and corporations who maintain accounts (such as custody, trust or escrow accounts) with PNC and who have authorized PNC to invest in the Sansom Street Class on a customer’s behalf. Shares may also be purchased through a broker-dealer that has entered into a dealer agreement with the Company’s Distributor (a “Dealer”). The minimum initial investment is $1,500. There is no minimum subsequent investment. The Company in its sole discretion may accept or reject any order for purchases of Sansom Street Shares.

Purchases will be effected at the NAV next determined after PFPC, the Company’s transfer agent and administrative and accounting agent, has received a purchase order in good order and the Company’s custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two business days after the check is received. A “business day” is any day that both the NYSE and the FRB are open. On any business day, orders which are accompanied by Federal Funds and received by the Company by 4:00 p.m. Eastern time, and orders as to which payment has been converted into Federal Funds by 4:00 p.m. Eastern time, will be executed as of 4:00 p.m. on that business day. Orders which are accompanied by Federal Funds and received by the Company after the close of regular trading on the NYSE, and orders as to which payment has been converted to Federal Funds after the close of regular trading on the NYSE on a business day will be processed as of 4:00 p.m. Eastern time on the following business day. The Company’s officers are authorized to waive the minimum initial and subsequent investment requirements.

Purchases through an Account with PNC or a Dealer. Shares may be purchased through your accounts at PNC or a Dealer through procedures and requirements established by PNC or a Dealer. Confirmations of Share purchases and redemptions will be sent to PNC or the Dealer. Beneficial ownership of Sansom Street Shares will be recorded by PNC or the Dealer and reflected in your account statements provided by them. If you wish to purchase Sansom Street Shares, contact PNC or a Dealer.

PNC may also impose minimum customer account requirements. Although PNC does not impose a sales charge for purchases of Sansom Street Shares, depending upon the terms of your account, PNC may charge account fees for automatic investment and other cash management services. Information concerning these minimum account requirements, services and any charges will be provided by PNC before you authorize the initial purchase of Shares. This prospectus should be read in conjunction with any information you receive from PNC.

Direct Purchases through a Dealer. You may also make an initial investment by mail by fully completing and signing an application obtained from a Dealer (an “Application”) and mailing it, together with a check payable to The RBB Fund – Money Market Portfolio (Sansom Street Class), c/o PFPC, P.O. Box 9841, Providence, RI 02940; for overnight delivery mail to The RBB Fund – Money Market Portfolio (Sansom Street Class), c/o PFPC, 101 Sabin Street, Pawtucket, RI 02860-1427. An Application will be returned unless it contains the name of the Dealer from whom it was obtained. Subsequent purchases may be made through a Dealer or by forwarding payment to the Company’s transfer agent at the address above.

Conflict of interest restrictions may apply to an institution’s receipt of compensation paid by the Company in connection with the investment of fiduciary funds in Sansom Street Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary funds in Sansom Street Shares.

Good Order. A request to purchase Shares of the Portfolio is in good order if it includes the name of the Portfolio, the dollar amount of Shares to be purchased, and a completed Application (initial direct investment through a Dealer). Please see “Purchase of Shares” for instructions. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the

14

identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Retirement Plans. Sansom Street Shares may be purchased in conjunction with individual retirement accounts (“IRAs”) and rollover IRAs where PFPC Trust Company acts as custodian. A $15.00 retirement custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with your tax advisor.

Redemption of Shares

General. Redemption orders are effected at the NAV per share next determined after receipt of the order in proper form by the Company’s transfer agent, PFPC. It is the responsibility of PNC and Dealers to transmit promptly to PFPC your redemption request. If you hold share certificates, the certificates must accompany the redemption request. You may redeem all or some of your Shares in accordance with one of the procedures described below.

Redemption of Shares in an Account at PNC. If you beneficially own Shares through an account at PNC, you may redeem Sansom Street Shares in accordance with instructions and limitations pertaining to your account. If the redemption request is received by PFPC by 4:00 p.m. Eastern time on any business day, the redemption will be effective as of 4:00 p.m. Eastern time on that day. Payment for redemption orders effected before 4:00 p.m. Eastern time will be wired the same day in Federal Funds to your account at PNC, provided that the Company’s custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. No charge for wiring redemption payments is imposed by the Company, although PNC may charge your account for redemption services.

Redemption of Shares in an Account for non-PNC customers. If you beneficially own Shares through an account at a Dealer, you may redeem Shares in your account in accordance with instructions and limitations pertaining to the account by contacting the Dealer. If such notice is received by PFPC from the broker before 4:00 p.m. Eastern time on any business day, the redemption will be effective immediately before 4:00 p.m. Eastern time on that day. Payment of the redemption proceeds will be made after 4:00 p.m. Eastern time on the day the redemption is effected, provided that the Company’s custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If all Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

A Dealer may also redeem each day a sufficient number of your Shares to cover debit balances created by transactions in your account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit-balance or charge.

Each Dealer reserves the right to waive or modify criteria for participation in an account or to terminate participation in an account for any reason.

Redemption of Shares Owned Directly. If you own Shares directly, you may redeem any number of Shares by sending a written request to The RBB Fund – Money Market Portfolio (Sansom Street Class), c/o PFPC, P.O. Box 9841, Providence, RI 02940; for overnight delivery mail to The RBB Fund – Money Market Portfolio (Sansom Street Class), c/o PFPC, 101 Sabin Street, Pawtucket, RI 02860-1427. It is recommended that such request be sent by registered or certified mail if share certificates accompany the request. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, a signature guarantee is required. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion signature guarantee program recognized by the Securities Transfer Association. A medallion imprint or medallion stamp indicates that the financial institution is a member of a medallion signature guarantee program and is an acceptable signature guarantor. The three recognized medallion programs are Securities Transfer Agents Medallion Program (“STAMP”), Stock Exchanges Medallion Program (“SEMP”) and New York Stock Exchange, Inc. Medallion Signature Program (“MSP”). Signature guarantees that are not part of these programs will not be accepted.

15

If you are a direct investor, you may redeem Shares without charge by telephone if you have completed and returned an Application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, you must submit a Telephone Authorization Form to PFPC. This form is available from PFPC. Once this election has been made, you may simply contact PFPC by telephone to request a redemption by calling (800) 430-9618. Neither the Company, the Portfolio, the Distributor, PFPC nor any other Company agent will be liable for any loss, liability, cost or expense for following the procedures described below or for following instructions communicated by telephone that they reasonably believe to be genuine.

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and the name of the Portfolio, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required.

Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under power of attorney.

Proceeds of a telephone redemption request will be mailed by check to your registered address unless you have designated in the Application or telephone authorization form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to your bank account on the next bank business day. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Company may modify this redemption service at any time or charge a service fee upon prior notice to shareholders. A wire charge of $7.50 is assessed and charged to the shareholder.

Redemption by Check. If you are a direct investor or you do not have check writing privileges for your account, the Company will provide forms of drafts (“checks”) payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, a Dealer may establish a higher minimum. If you wish to use this check writing redemption procedure, you should complete specimen signature cards (available from PFPC), and forward them to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. If you own Shares through an account, you should contact your Dealer for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank’s rules governing checks. You will be able to stop payment on a check redemption. The Company or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

When a check is presented to PNC Bank for clearance, PNC Bank, as your agent, will cause the Company to redeem a sufficient number of your full and fractional Shares to cover the amount of the check. Pursuant to rules under the Investment Company Act of 1940, as amended (the “1940 Act”), checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

Additional Redemption Information. The Company ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Company will redeem Shares purchased by check before the check clears, payment of redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. Investors should consider purchasing Shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds. Redemption proceeds will ordinarily be paid within seven business days after a

16

redemption request is received by the Transfer Agent in proper form. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

The Company does not impose a charge when Shares are redeemed. The Company reserves the right to redeem any account in the Sansom Street Class involuntarily, on thirty days’ notice, if that account falls below $500 as a result of redemptions, not market movement, and if during that thirty-day notice period the amount invested in the account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the SEC.

If the Board of Directors determines that it would be detrimental to the best interest of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Portfolio instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of investment securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Portfolio is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio.

Proper Form. You must include complete and accurate required information on your redemption request. Please see “Redemption of Shares” for instructions. Redemption requests not in proper form may be delayed.

Dividends and Distributions

The Company will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Sansom Street Class unless a shareholder elects otherwise.

The net investment income (not including any net short-term capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record as of the determination of net asset value made as of 4:00 p.m. (Eastern time) each day. Shares will begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such Shares are redeemed. Net short-term capital gains, if any, will be distributed at least annually.

Taxes

Distributions from the Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Shares. The Portfolio contemplates declaring as dividends each year all or substantially all of its net taxable income. The one major exception to these tax principles is that distributions on Shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Portfolio on December 31 of such year if such dividends are actually paid during January of the following year.

The Portfolio will be required in certain cases to withhold and remit to the United States Treasury a percentage of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding by the Internal Revenue Service for failure to properly include on his on her return payments of taxable interest or dividends, or (iii) has failed to certify to the Portfolio that he or she is not subject to backup withholding when required to do so or that he or she is an “exempt recipient.” The current backup withholding rate is 28%.

The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. Shareholders may also be subject to state and local taxes on distributions. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States federal

17

income tax treatment. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distribution Arrangements

Sansom Street Shares of the Portfolio are sold without a sales load on a continuous basis by the Distributor, whose principal business address is at 760 Moore Road, King of Prussia, PA 19406.

The Board of Directors of the Company approved a Distribution Agreement and adopted a separate Plan of Distribution for the Sansom Street Class (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Sansom Street Class a distribution fee, which is accrued daily and paid monthly, of up to 0.20% on an annualized basis of the average daily net assets of the Sansom Street Class. The actual amount of such compensation is agreed upon from time to time by the Company’s Board of Directors and the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of 0.05% of the average daily net assets of the Class on an annualized basis in any year. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

Under the Distribution Agreement and the Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including broker-dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of the Sansom Street Class serviced by such financial institutions. The Distributor may also reimburse broker-dealers for other expenses incurred in the promotion of the sale of Sansom Street Shares. The Distributor and/or broker-dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Sansom Street Class as well as for related direct mail, advertising and promotional expenses.

The Plan obligates the Company, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Sansom Street Class the fee agreed to under the Distribution Agreement. Payments under the Plan are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

18

THE SANSOM STREET SHARES OF THE

Money Market Portfolio

1-800-430-9618

FOR MORE INFORMATION:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Sansom Street Money Market Portfolio is available free of charge upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about the Portfolio’s investments, describe the Portfolio’s performance and list its holdings.

Statement of Additional Information

An SAI, dated December 31, 2006, has been filed with the SEC. The SAI, which includes additional information about the Sansom Street Money Market Portfolio, along with the Sansom Street Money Market Portfolio’s annual and semi-annual reports, are not available on the adviser’s website because copies may be obtained free of charge, by calling (800) 430-9618. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally considered a part of this prospectus).

Shareholder Account Service Representatives

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 5 p.m. (Eastern time) Monday-Friday. Call: (800) 430-9618.

Written Correspondence

Sansom Street Money Market Portfolio

c/o PFPC Inc.

101 Sabin Street

Pawtucket, RI 02860-1427

Securities and Exchange Commission

You may view and copy information about the Company and the Portfolio, including the SAI, by visiting the SEC’s Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of Portfolio documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov., or by sending your written request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-551-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

SENBANC FUND

Table of Contents	SUMMARY 1

PERFORMANCE 3

FEES & EXPENSES 5

ADDITIONAL INFORMATION ON THE FUND’S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS 6

Investment Objective and Principal Types of Investments 6

Investment Philosophy 7

Main Risks 8

Other Types of Investments and Considerations 10

Portfolio Holdings 10

MANAGEMENT OF THE FUND 10

Adviser 10

Portfolio Manager 11

Other Service Providers 12

SHAREHOLDER INFORMATION 13

Pricing of Fund Shares 13

Sales Charges 14

Market Timing 17

Purchase of Fund Shares 17

Redemption of Fund Shares 20

Dividends and Distributions 22

Taxes 23

FINANCIAL HIGHLIGHTS 26

FOR MORE INFORMATION Back Cover

i

SENBANC FUND

SUMMARY	Investment Objective

The Senbanc Fund (the “Fund”) seeks long-term capital appreciation.

Main Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of banks and financial institutions (which are generally referred to herein as “Banks”). Securities of Banks are publicly traded equity securities of banks and financial institutions conducting at least 50% of their business through banking subsidiaries. Banks may include commercial banks, industrial banks, consumer banks and bank holding companies that receive at least 50% of their income through their bank subsidiaries, as well as regional and money center banks. The Fund generally invests in equity securities of Banks that have at least $500 million in consolidated total assets; however, the Fund’s investments are not influenced by a Bank’s market capitalization (large, medium or small).

Hilliard Lyons Research Advisors (the “Adviser”), a division of J.J.B. Hilliard, W.L. Lyons, Inc. (“Hilliard Lyons”) and the investment adviser to the Fund, uses a value investment style for the Fund. The Adviser seeks to identify the most undervalued Banks by using an investment model that considers financial ratios and other quantitative information. Generally, such Banks have at least six years of current or predecessor operating history and well-managed organizations and operations. The Fund’s portfolio is weighted most heavily to the equity securities of Banks that the investment model indicates are most undervalued for the longest period of time.

Main Risks of Investing

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other government entity. You could lose money by investing in the Fund. Your investment in the Fund is subject to the following main risks:

Market Risk:	The Fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant holdings of equity securities. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities held by the Fund.

1

SENBANC FUND

Industry Concentration Risk:	Because the Fund concentrates in a single industry (banking), its performance is largely dependent on that specific industry’s performance, which may differ in direction and degree from that of the overall stock market. Volatile interest rates or deteriorating economic conditions can adversely affect the banking industry and, therefore, the performance of the equity securities of Banks.

Portfolio Management Risk:	The skill of the Adviser will play a significant role in the Fund’s ability to achieve its investment objective.

Smaller and Medium-Sized Company Risk:	Investment in smaller and medium-sized companies involves greater risk than investment in larger, more established companies. The equity securities of smaller and medium-sized companies often fluctuate in price to a greater degree than equity securities of larger, more mature companies. In addition, such companies may have more limited financial resources and less liquid trading markets for their securities.

Nondiversification Risk:	This is a nondiversified fund; compared to other funds, the Fund may invest a greater percentage of its assets in a particular issuer or a small number of issuers. As a consequence, the Fund may be subject to greater risks and larger losses than diversified funds.

2

SENBANC FUND

PERFORMANCE

The Fund began operations on July 8, 1999 as a series (the “Predecessor Fund”) of Hilliard Lyons Research Trust (the “Trust”). After the close of business on August 31, 2005, the Predecessor Fund was reorganized as a new series of The RBB Fund, Inc. (the “Company”). The returns shown below for periods prior to September 1, 2005 are for the Predecessor Fund.

The performance information shown below provides an indication of the risks of investing in the Fund by showing changes in the Fund’s performance for each full calendar year since the Fund commenced operations. This information also shows how the average annual returns for the Fund compare with those of a relevant, broad-based benchmark, the S&P 500® Index, as well as a bank-related benchmark. Sales loads are not reflected in the bar chart; if theses amounts were reflected, returns would be less than those shown. The returns assume that all dividends and capital gains distributions have been reinvested. Performance reflects fee waivers in effect from July 8, 1999 through February 28, 2003. If fee waivers were not in place, the Fund’s performance would be reduced.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above)

Best Quarter:	13.81% (quarter ended September 30, 2000)

Worst Quarter:	(6.45)% (quarter ended March 31, 2005)

Year to Date Total Return as of September 30, 2006: 5.90%

3

SENBANC FUND

Average Annual Total Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s past performance, both before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Average Annual Total Returns as of 12/31/05(1)	1 Year	5 Year	Since Inception*
Before Taxes	(6.26)%	14.98%	12.58%
After Taxes on Distributions	(4.76)%	14.00%	11.62%
After Taxes on Distributions and Sale of Fund Shares	(2.46)%	12.97%	10.79%
S&P 500 Index(3) (reflects no deduction for fees, expenses or taxes)	2.73%	0.54%	(0.17)%
Nasdaq Bank Index(2) (reflects no deduction for fees, expenses or taxes)	(1.93)%	12.29%	10.61%

(1)	Prior to September 1, 2005, the average annual total returns are based on the historical performance of the Predecessor Fund. The returns assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges.
(2)	The Nasdaq Bank Index is an unmanaged index of unlisted banks. The index returns assume reinvestment of all dividends.
(3)	The S&P 500 Index is an unmanaged stock market index. The index returns assume reinvestment of all dividends.
*	The Fund’s inception was July 8, 1999.

4

SENBANC FUND

FEES & EXPENSES	Investor Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Shareholder fees are paid directly from your investment. Annual Fund operating expenses are paid out of the Fund’s assets and are reflected in the Fund’s share price and dividends; therefore, such expenses are paid indirectly by shareholders. The table is based on expenses of the Fund for the fiscal year ended August 31, 2006.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25	%(1)
Maximum Deferred Sales Charge (Load)	None	(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee(3)	None
Annual Fund Operating Expenses (expenses that are paid out of the Fund’s assets)
Management Fees	0.60%
Distribution (12b-1) Fees(4)	0.48%
Other Expenses(5)	0.30%

Total Annual Fund Operating Expenses(6)	1.38%

(1)	The Fund has a maximum front-end sales charge of 2.25%; however, cumulative investments of at least $500,000 over thirteen (13) months will be assessed a sales charge of 1.75% and cumulative investments of at least $1,000,000 over thirteen (13) months will not be assessed a sales charge. For more detailed information, refer to the section of this Prospectus entitled “Shareholder Information — Sales Charges.”

(2)	Purchases of $1,000,000 or more are not subject to an initial sales charge; however, a contingent deferred sales charge is payable on these investments, in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares.

(3)	Shareholders requesting redemptions by wire are charged a wire redemption fee, currently $7.50.

(4)	Amount represents the actual distribution fees incurred by the Fund for the fiscal year ended August 31, 2006. The Company’s Board of Directors has authorized the payment of distribution fees up to 0.60% of the Fund’s average daily net assets annually.

(5)	“Other expenses” include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges. A $15.00 retirement custodial maintenance fee is charged per IRA account per year.

(6)	The Adviser has agreed to voluntarily cap the Fund’s Total Annual Fund Operating Expenses at 1.75% of the Fund’s average daily net assets. The Adviser may terminate the voluntary cap upon notice to the Company’s Board of Directors.

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SENBANC FUND

Example

This hypothetical example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The example assumes that:

•	You invest $10,000 for the time periods indicated;

•	You redeem all of your shares at the end of the periods shown;

•	Your investment has a 5% return each year; and

•	The Fund’s operating expenses remain the same.

Although actual annual returns and Fund operating expenses may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$362	$652	$963	$1,845

ADDITIONAL INFORMATION ON THE FUND’S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Investment Objective and Principal Types of Investments

The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of banks and financial institutions (which are generally referred to herein as “Banks”). See, however, “Investment Philosophy” and “Cash Management and Temporary Defensive Investments.” Securities of Banks are publicly traded equity securities of banks and financial institutions conducting at least 50% of their business through banking subsidiaries. Banks may include commercial banks, industrial banks, consumer banks, and bank holding companies that receive at least 50% of their income through their bank subsidiaries, as well as regional and money center banks. A regional bank is one that provides full-service banking (i.e., savings accounts, checking accounts, commercial lending and real estate lending), has assets that are primarily of domestic origin, and typically has a principal office outside of a large metropolitan area (e.g., New York City or Chicago). A money center bank is one with a strong international banking business and a significant percentage of international assets, and is typically located in a large metropolitan area. To the extent that the Fund invests in the equity securities of bank holding companies, a portion of the Fund’s assets may be indirectly invested in nonbanking entities, since bank holding companies may derive a portion of their income from such entities.

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Generally, the equity securities in which the Fund will invest are common stocks; however, the Fund may also at times acquire (through its common stock holdings) preferred stock, warrants, rights or other securities that are convertible into common stock. Although the Fund seeks opportunities for long-term capital appreciation, the Banks in which the Fund invests may also pay regular dividends.

The Board will provide shareholders of the Fund with at least 60 days’ prior notice of any change in the Fund’s 80% investment policy.

Investment Philosophy

The Adviser uses a value investment style for the Fund. The Adviser seeks to identify the most undervalued Banks on a monthly basis by using an investment model that generates information which allows the Adviser to compare its determinations of current net worth with the underlying market prices of Banks. The investment model considers financial ratios and other quantitative information in evaluating and rating Banks which have twenty-four consecutive quarters of current and predecessor operating history, and at least $500 million in assets. The Fund’s portfolio is weighted most heavily to the equity securities of Banks that the investment model indicates are most undervalued for the longest period of time.

The Adviser intends to build the Fund’s portfolio by investing a portion of available cash each month, if practicable, in the top ten most undervalued Banks eligible for purchase, as determined by its investment model. Comparable dollar amounts will be invested in each of the top ten eligible Banks each month, insofar as liquidity of those issues and the liquid resources of the Fund allow. For example, at the current size of the Fund and its cash position the Fund seeks to invest $5,000,000 per month in the top ten eligible bank stocks as indicated by the model. This amount is allocated evenly among those ten banks. If the cash amount is less than $3,000,000 prior to the Fund investing each month, then no investment is made. The monthly investment target is calculated to be one sixth of the cash available to the Fund rounded up to the nearest one million dollars at the beginning of each month, to secure an expectation of continuous and consistent investment at a similar level for the next six months. So, $30,000,000 or more in cash available would indicate a continued rate of investment at $5,000,000. An increase of cash available above $36,000,000 would indicate a rate of investment at $6,000,000. An increase of cash available above $42,000,000 would indicate a rate of investment at $7,000,000, and so on. A decrease in cash available, for example below $30,000,000, would indicate a rate of investment at $4,000,000; cash available below $24,000,000 a rate of investment of $3,000,000, and so on. The disciplined approach seeks to assure a steady and constant rate of investment by the Fund,

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and seeks to avoid the weighting of investment in one particular month solely because of an increase or decrease in the flow of new money into the Fund. The Adviser generally does not expect significant turnover within the top ten most undervalued Banks from month to month. Therefore, limited turnover will lead to multiple purchases of the securities of the Banks that stay in the top ten for greater than one month. If the Fund receives significant net purchases, this disciplined method of investing may result in the Fund holding a greater percentage of its assets in cash or debt and money market instruments. As a result, the Fund may, from time to time, hold less than 80% of its net assets in securities of Banks.

Generally, securities in the Fund’s portfolio will be sold when they are adequately valued (as determined by the investment model) and when the initial purchase of a Bank’s securities has been held for a minimum of 366 days. However, if a Bank has announced a major reorganization (e.g. it is being merged into or acquired by another Bank), the Fund will generally sell that Bank’s securities regardless of the length of time the original Bank’s securities have been held by the Fund, unless the surviving Bank itself is ranked by the model as undervalued. In this case, the original securities would be held until the reorganization takes place, and the replacement securities would then be subject to the sell discipline outlined above. If a Bank is no longer evaluated by the investment model for any reason, the Bank’s securities will be sold by the Fund. In addition, sales may be made in order to comply with various regulatory limitations, or in order to enhance the Fund’s cash position in the case of unusually large redemption requests of the Fund’s shares or as a temporary defensive measure, and such sales would be of those Bank securities then ranked as least undervalued.

The Adviser generally expects the Fund’s portfolio to represent Banks of wide geographic dispersion within the United States. In addition, the Fund generally invests in equity securities of Banks which have at least $500 million in consolidated total assets; however, the Fund’s investments are not influenced by a Bank’s market capitalization (large, medium or small).

Main Risks

All investments (including those in mutual funds) have risks, and you could lose money by investing in the Fund. No investment is suitable for all investors. The Fund is intended for long-term investors who can accept the risks entailed in investing in the equity securities of Banks. Of course, there can be no assurance that the Fund will achieve its objective.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other government entity. Because the Fund’s investments are concentrated in

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the banking industry, an investment in the Fund may be subject to greater market fluctuations than an investment in a fund that does not concentrate in a particular industry. Thus, you should consider an investment in the Fund as only one portion of your overall investment portfolio.

Market Risk. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities held by the Fund.

Industry Concentration Risk. Since the Fund’s investments will be concentrated in the banking industry, they will be subject to risks in addition to those that apply to the general equity market. Events may occur that significantly affect the entire banking industry; therefore, the Fund’s share value may at times increase or decrease at a faster rate than the share value of a mutual fund with investments in many industries. The profitability of Banks is largely dependent upon the availability and cost of capital funds, and may show significant fluctuation as a result of volatile interest rate levels. Healthy economic conditions are important to the operations of Banks, and exposure to credit losses resulting from possible financial difficulties of borrowers can have an adverse effect on the financial performance and condition of Banks. In addition, despite some measure of deregulation, Banks are still subject to extensive governmental regulation which may limit their activities as well as the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged.

Nondiversification Risk. The Fund is nondiversified, meaning that it is not limited in the proportion of its assets that it may invest in the obligations of a single issuer. However, the Fund will comply with diversification requirements imposed by the Internal Revenue Code for qualification as a regulated investment company. As a nondiversified Fund, the Fund may invest a greater proportion of its assets in the securities of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market’s assessment of the issuers.

Smaller and Medium Sized Company Risk. The Adviser may invest the Fund’s assets in smaller and medium-sized companies. Investment in smaller companies involves greater risk than investment in larger companies. The stocks of smaller companies often fluctuate in price to a greater degree than stocks of larger companies. Smaller companies may have more limited financial resources and less liquid trading markets for their stock. The Fund’s share price may experience greater volatility when the Fund is more heavily invested in smaller and medium-sized companies.

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Other Types of Investments and Considerations

Cash Management and Temporary Defensive Investments. For cash management purposes, as part of the Adviser’s disciplined investment approach or when the Adviser believes that market conditions warrant it (i.e., a temporary defensive position), the Fund may hold part or all of its assets in cash or debt and money market instruments. Except when pursuing such temporary defensive positions in response to cash flows, adverse market, economic, political or other conditions, the Fund’s investment in debt, including money market instruments, will not exceed 20% of its net assets. Investments in debt and money market instruments will generally be limited to (1) obligations of the U.S. Government, its agencies and instrumentalities; and (2) corporate notes, bonds and debentures rated at least AA by Standard & Poor’s Corporation (“Standard & Poor’s”) or Aa by Moody’s Investors Service (“Moody’s”) (see Appendix A to the Statement of Additional Information (“SAI”) — “Description of Securities Ratings”).

Investments in debt and money market instruments are subject to interest rate risk and credit risk. In general, the market value of debt instruments in the Fund’s portfolio will decrease as interest rates rise and increase as interest rates fall. In addition, to the extent the Fund invests in debt instruments, there is the risk that an issuer will be unable to make principal and interest payments when due. The risks of these types of investments and strategies are described further in the SAI. To the extent that the Fund holds cash or invests in debt and money market instruments (including for the purpose of pursuing a temporary defensive position), the Fund may not achieve its investment objective. There are also specific restrictions on the Fund’s investments. These restrictions are detailed in the SAI.

Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

MANAGEMENT OF THE FUND	Adviser

The Adviser, which is located at Hilliard Lyons Center, 501 South Fourth Street, Louisville, Kentucky 40202, is responsible for providing investment advisory and management services to the Fund, subject to the direction of the Board of Directors. Hilliard Lyons, of which the Adviser is a division, is a registered investment adviser, registered broker-dealer and member firm of the New York Stock Exchange, Inc. (“NYSE”), other principal exchanges and the National Association of Securities Dealers, Inc. (“NASD”). Hilliard Lyons is an indirect, wholly owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”). PNC, a multi-bank holding company headquartered in Pittsburgh,

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Pennsylvania, is one of the largest financial services organizations in the United States. PNC’s address is One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707.

Together with predecessor firms, Hilliard Lyons has been in the investment banking business since 1854 and has been registered as an investment adviser since 1973. The Adviser serves as investment adviser to the Hilliard Lyons Government Fund, Inc., an open-end money market mutual fund with assets as of November 30, 2006 of approximately $1.4 billion and as sub-adviser to the Constellation HLAM Quality Stock Fund, an open-end mutual fund with assets as of November 30, 2006 of approximately $14 million, and the First Trust Strategic High Income Fund, an open-end mutual fund with assets as of November 30, 2006 of approximately $29 million. As of November 30, 2006, Hilliard Lyons managed individual, corporate, fiduciary and institutional accounts with assets totaling approximately $4.5 billion. For the fiscal year ended August 31, 2006, the Adviser received advisory fees from the Fund at the effective rate of 0.60% of the Predecessor Fund’s average daily net assets. The Adviser has voluntarily agreed to waive its management fee and/or reimburse the Fund for expenses such that the Fund’s total annual operating expenses for any year does not exceed 1.75% of average daily net assets. This arrangement may be terminated by the Adviser upon notice to the Company’s Board of Directors.

A discussion concerning the basis for the Company’s Board of Directors approving the Adviser’s investment advisory agreement with the Company on behalf of the Fund is included in the Fund’s Annual Report to shareholders for the fiscal year ended August 31, 2006.

Portfolio Manager

Alan F. Morel is the person primarily responsible for the day-to-day operations of the Fund. He is also the designer and originator of the proprietary programs that generate The Hilliard Lyons Bank Stock Index, upon which the Fund’s investment model is based. Therefore, the investment success of the Fund will depend significantly on the efforts of Mr. Morel. Accordingly, the death, incapacity, removal or resignation of Mr. Morel could adversely affect the Fund’s performance. Mr. Morel, who has managed the Fund since its inception as the Predecessor Fund, is a Senior Vice President of Hilliard Lyons and has been employed by Hilliard Lyons as an analyst since 1976. Neither Hilliard Lyons nor the Adviser currently has a written employment agreement with Mr. Morel.

The SAI provides more information about Mr. Morel’s compensation, other accounts managed by him and his ownership of shares in the Fund.

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Other Service Providers

The following chart shows the Fund’s other service providers and includes their addresses and principal activities.

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SHAREHOLDER INFORMATION	Pricing of Fund Shares

Shares of the Fund are sold at their net asset value (“NAV”) plus a front-end sales charge, if applicable. This is commonly referred to as the “public offering price.” The NAV of the Fund is calculated as follows:

NAV =		Value of Assets Attributable to the Fund
	–	Value of Liabilities Attributable to the Fund
Number of Outstanding Shares of the Fund

The Fund’s NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases of Fund shares at the public offering price next determined after receipt of your order or request in proper form. The Fund will effect redemptions of Fund shares at the NAV next calculated after receipt of your order in proper form.

The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”). Equity securities listed on NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. When prices are not available from such services or are deemed to be unreliable, securities may be valued by dealers who make markets in such securities.

If market quotations are unavailable or deemed unreliable, securities will be fair valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses).

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Sales Charges

General. Purchases of the Fund’s shares are subject to a front-end sales charge of two and one-quarter percent (2.25%) of the total purchase price; however, sales charges may be reduced for large purchases as indicated below. Sales charges are not imposed on shares that are purchased with reinvested dividends or other distributions. The table below indicates the front-end sales charge as a percentage of both the offering price and the net amount invested. The term “offering price” includes the front-end sales charge.

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested
Less than $500,000	2.25%	2.30%
At least $500,000 but less than $1,000,000	1.75%	1.78%
$1,000,000 or greater	0.00%	0.00%

No sales charge is payable at the time of purchase on investments of $1 million or more; however, a 1% contingent deferred sales charge is imposed in the event of redemption within 12 months following any such purchase. See the section entitled “Contingent Deferred Sales Charge on Certain Redemptions.” The Distributor may pay a commission at the rate of 1% to certain brokerage firms, financial institutions and other industry professionals (collectively “Service Organizations”) who initiate and are responsible for purchases of $1 million or more.

Combined Purchase Privilege. Certain purchases of Fund shares made at the same time by you, your spouse and your children under age 25 may be combined for purposes of determining the “Amount of Purchase.” The combined purchase privilege may also apply to certain employee benefit plans and trust estates. The following purchases may be combined for purposes of determining the “Amount of Purchase:” (a) individual purchases, if made at the same time, by a single purchaser, the purchaser’s spouse and children under the age of 25 purchasing shares for their own accounts, including shares purchased by a qualified retirement plan(s) exclusively for the benefit of such individual(s) (such as an IRA, individual-type section 403(b) plan or single-participant Keogh-type plan) or by a “Company,” as defined in Section 2(a)(8) of the Investment Company Act of 1940, as amended (the “1940 Act”), solely controlled, as defined in the 1940 Act, by such individual(s), or (b) individual purchases by trustees or other fiduciaries purchasing shares (i) for a single trust estate or a single fiduciary account, including an employee benefit plan, or (ii) concurrently by two or more employee benefit plans of a single employer or of employers affiliated with each other in accordance with Section 2(a)(3)(c) of the 1940 Act (excluding in either case an

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employee benefit plan described in (a) above), provided such trustees or other fiduciaries purchase shares in a single payment. Purchases made for nominee or street name accounts may not be combined with purchases made for such other accounts. You may also further discuss the combined purchase privilege with your Hilliard Lyons investment broker or other Service Organization. In order to take advantage of the combined purchase privilege, the purchases combined must be brought to the attention of your Hilliard Lyons investment broker or other Service Organization at the time of your purchase.

Cumulative Quantity Discount. You may combine the value of shares held in the Fund, along with the dollar amount of shares being purchased, to qualify for a cumulative quantity discount. The value of shares held is the higher of their cost or current net asset value. For example, if you hold shares having a value of $475,000 and purchase $25,000 of additional shares, the sales charge applicable to the additional investment would be 1.75%, the rate applicable to a single purchase of $500,000. In order to receive the cumulative quantity discount, the value of shares held must be brought to the attention of your Hilliard Lyons investment broker or other Service Organization at the time of your purchase.

Letter of Intent. If you anticipate purchasing at least $500,000 of shares within a 13-month period, the shares may be purchased at a reduced sales charge by completing and returning a Letter of Intent (the “Letter”), which can be provided to you by your Hilliard Lyons investment broker or other Service Organization. The reduced sales charge may also be obtained on shares purchased within the 90 days prior to the date of receipt of the Letter. Shares purchased under the Letter are eligible for the same reduced sales charge that would have been available had all the shares been purchased at the same time. There is no obligation to purchase the full amount of shares indicated in the Letter. Should you invest more or less than indicated in the Letter during the 13-month period, the sales charge will be recalculated based on the actual amount purchased. A portion of the amount of the intended purchase normally will be held in escrow in the form of Fund shares pending completion of the intended purchase.

Sales Charge Waivers. The Fund sells shares at net asset value without imposition of a sales charge to the following persons:

•	current and retired (as determined by Hilliard Lyons) employees of Hilliard Lyons and its affiliates, their spouses and children under the age of 25 and employee benefit plans for such employees, provided orders for such purchases are placed by the employee;

•	any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise;

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•	Directors of the Company and registered representatives of Service Organizations;

•	existing advisory clients of the Adviser on purchases effected by transferring all or a portion of their investment management or trust account to the Fund, provided that such account had been maintained for a period of six months prior to the date of purchase of Fund shares;

•	trust companies, bank trust departments and registered investment advisers purchasing for accounts over which they exercise investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity, provided that the amount collectively invested or to be invested in the Fund by such entity or adviser during the subsequent 13-month period totals at least $100,000;

•	employer-sponsored retirement plans with assets of at least $100,000 or 25 or more eligible participants; and

•	accounts established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Distributor.

In order to take advantage of a sales charge waiver, a purchaser must certify to a Hilliard Lyons investment broker or other Service Organization eligibility for a waiver and must notify a Hilliard Lyons investment broker or other Service Organization whenever eligibility for a waiver ceases to exist. A Hilliard Lyons investment broker or Service Organization reserves the right to request additional information from a purchaser in order to verify that such purchaser is so eligible. Such information may include account statements or other records regarding shares of the Fund held by you or your immediate family household members.

Information regarding sales charges, discounts and waivers is available free of charge at www.hilliard.com.

Contingent Deferred Sales Charge on Certain Redemptions. Purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge is payable on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of the charge, it is assumed that shares purchased with reinvested dividends and capital gain distributions and then other shares held the longest are the first redeemed. The contingent deferred sales charge is further discussed in the SAI.

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Market Timing

In accordance with the policy adopted by the Company’s Board of Directors, the Company discourages market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by long-term shareholders. The Company and the Adviser reserve the right to reject or restrict purchase requests from any investor. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company’s (or the Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Board of Directors, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor’s account with the Fund. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will apply the criteria in a manner that, in the Adviser’s judgment, will be uniform.

There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries.

Purchase of Fund Shares

Shares representing interests in the Fund are offered continuously for sale by PFPC Distributors, Inc. (the “Distributor”). The Board of Directors of the Company has approved and adopted a Plan of Distribution for the Fund (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is reimbursed from the Fund for distribution expenses actually

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incurred, up to 0.60% on an annualized basis of the average daily net assets of the Fund. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Amounts reimbursed to the Distributor under the Plan may be for expenses in connection with the sale of shares of the Fund, including ongoing servicing and/or maintenance of the accounts of shareholders. The Distributor may delegate some or all of these functions to Service Organizations (which may include Hilliard Lyons). See “Purchases Through Intermediaries” below.

General. Initial investments in the Fund must be at least $250, and subsequent minimum investments must be at least $100. For purposes of meeting the minimum initial purchase, clients which are part of endowments, foundations or other related groups may be aggregated. The Fund’s officers are authorized to waive the minimum initial and subsequent investment requirements. After an initial purchase is made, PFPC Inc., the Fund’s transfer agent (the “Transfer Agent”), will set up an account for you in the Company records.

Purchases Through Intermediaries. Shares of the Fund are available through Service Organizations, including Hilliard Lyons. Service Organizations may impose transaction or administrative charges or other direct fees, which would not be imposed if shares of the Fund were purchased directly from the Company. Therefore, investors should contact the Service Organization acting on their behalf concerning the fees, if any, charged in connection with a purchase or redemption of shares of the Fund and should read this Prospectus in light of the terms governing their accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company and with clients and customers. A Service Organization or, if applicable, its designee that has entered into such an agreement with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund’s pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be executed at the Fund’s public offering price next determined after they are accepted by the Service Organization or its authorized designee. If a purchase order is not received by the Company in good order, the Transfer Agent will contact the Service Organization to determine the status of the purchase order.

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The Company relies upon the integrity of Service Organizations to ensure that orders are timely and properly submitted. The Fund cannot assure you that Service Organizations have properly submitted to it all purchase and redemption orders received from the Service Organizations’ customers before the time for determination of the Fund’s public offering price in order to obtain that day’s price.

Automatic Investment Plan. The automatic investment plan enables you to make regular monthly or quarterly investments in shares through automatic charges to your bank account. With your authorization and bank approval, your bank account is automatically charged by your Hilliard Lyons investment broker or other Service Organization for the amount specified ($100 minimum), which is automatically invested in shares at the public offering price on or about the date you specify. Bank accounts are charged on the day or a few days before investments are credited, depending on the bank’s capabilities, and you will receive a confirmation statement showing the current transaction. To participate in the automatic investment plan, contact your Hilliard Lyons investment broker or other Service Organization for an authorization agreement, which contains details about the automatic investment plan. If your bank account cannot be charged due to insufficient funds, a stop payment order or the closing of your account, the automatic investment plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the automatic investment plan at any time by notifying your Hilliard Lyons investment broker or other Service Organization.

Retirement Plans. Shares of the Fund may be purchased in connection with various retirement plans, including Individual Retirement Accounts (“IRAs”), section 403(b) plans and retirement plans for self-employed individuals, partnerships and corporations and their employees. Detailed information concerning retirement plans is available from your Hilliard Lyons investment broker or other Service Organization. A $15.00 retirement custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact your Hilliard Lyons investment broker or other Service Organization. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund. The Adviser will monitor the Fund’s total assets and may, subject to Board approval, decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund’s strategy. The Adviser, subject to Board approval, may also choose to reopen the

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Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund’s size recur. If the Fund closes to new investments, the Fund may be offered only to certain existing shareholders of the Fund and certain other persons, including the Directors of the Company, who may be subject to cumulative, maximum purchase amounts.

If the Fund closes to new investments, distributions to all shareholders of the Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to Board approval, reserves the right to implement specific purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Fund’s shares will be made in full and fractional shares of the Fund calculated to three decimal places.

The Company’s officers are authorized to waive the minimum initial and subsequent investment requirements.

Good Order. You must include complete and accurate required information on your purchase request. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Redemption of Fund Shares

You may submit redemption requests to your Hilliard Lyons investment broker or other Service Organization in person or by telephone, mail or wire. Redemption requests are effective at the NAV next calculated, less any applicable contingent deferred sales charge, after receipt of the redemption request by your Hilliard Lyons investment broker or other Service Organization in proper form and transmission of the request to the Transfer Agent. You can

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only redeem shares of the Fund on days the NYSE is open. Your Hilliard Lyons investment broker or other Service Organization may refuse a telephone redemption request if it believes it is advisable to do so. You will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided your Hilliard Lyons investment broker or other Service Organization reasonably believes that the instructions are genuine.

Telephone Redemptions. During periods of dramatic economic or market changes, you may experience difficulty in implementing a telephone redemption with your Hilliard Lyons investment broker or other Service Organization because of increased telephone volume.

Systematic Withdrawal Plan. If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to Senbanc Fund, 501 South 4th Street, Louisville, Kentucky 40202. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at NAV. To provide funds for payment, shares will be redeemed in such amount as is necessary at the redemption price. The systematic withdrawal of shares may reduce or possibly exhaust the shares in your account, particularly in the event of a market decline. As with other redemptions, a systematic withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan may not be income since part of such payments could be a return of capital.

You will ordinarily not be allowed to make additional investments of less than the aggregate approval withdrawals under the Systematic Withdrawal Plan during the time you have the Plan in effect. While the Systematic Withdrawal then is in effect you may not make periodic investments under the Automatic Investment Plan. You will receive a confirmation of each transaction showing the sources of the payment and the share and cash balance remaining in your account. The Systematic Withdrawal Plan may be terminated on written notice by the shareholder or by the Fund and will terminate automatically if all shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Transfer Agent at least ten business days prior to the end of the month preceding a scheduled payment.

21

SENBANC FUND

Other Redemption Information. Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in proper form. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as amended, so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Proper Form. You must include complete and accurate required information on your redemption request. Redemption requests not in proper form may be delayed.

Involuntary Redemption. The Fund reserves the right to redeem your account at any time the value of the account falls below $500 as the result of a redemption.

You will be notified in writing that the value of your account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

Dividends and Distributions

The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund’s shareholders. All distributions are reinvested in the form of additional full and fractional shares unless you elect otherwise.

The Fund will declare and pay dividends from net investment income annually and pays them in the calendar year in which they are declared. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

22

SENBANC FUND

Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Federal Taxes. The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 15%. You will be notified annually of the tax status of distributions to you.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations.

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

23

SENBANC FUND

A portion of distributions paid by the Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

Sales and Exchanges. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you sell or exchange them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.)

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Backup Withholding. The Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current withholding rate is 28%.

U.S. Tax Treatment of Foreign Shareholders. Distributions by the Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate,

24

SENBANC FUND

foreign corporation or foreign partnership (a “foreign shareholder”) will generally be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate), unless one of the following exceptions applies. Withholding will not apply if a distribution paid by the Fund to a foreign shareholder is “effectively connected” with a U.S. trade or business of the shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of capital gains (aside from capital gains on REIT shares) are not subject to withholding tax, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily may be subject to U.S. income tax if the individual is physically present in the U.S. for more than 182 days during the taxable year. In addition, foreign shareholders who are prepared to file U.S. federal income tax returns should generally be able to obtain a refund of any withholding taxes deducted from distributions attributable to interest earned by the Fund from U.S. sources.

State and Local Taxes. You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Sunset of Tax Provisions. Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will change after 2010. Additionally, the provision exempting foreign shareholders from tax on distributions of short-term capital gains and portfolio interest is scheduled to sunset for the Fund’s taxable years beginning after December 31, 2007.

More information about taxes is contained in the Statement of Additional Information.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

25

SENBANC FUND

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share results for a single share of the Fund. The Fund began operations on July 8, 1999 as a series (the “Predecessor Fund”) of Hilliard Lyons Research Trust. After the close of business on August 31, 2005, the Predecessor Fund was reorganized as a new series of the Company. The returns shown below for periods prior to September 1, 2005 are for the Predecessor Fund. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund’s financial statements audited by Deloitte & Touche LLP (“Deloitte & Touche”), the Fund’s independent registered public accounting firm. Deloitte & Touche’s report, along with the Fund’s financial statements, is included in the Fund’s annual report dated August 31, 2006, which is available, without charge, upon request and which is incorporated by reference into the Fund’s SAI.

	For the Fiscal Year Ended August 31, 2006	For the Period July 1, to August 31, 2005*		For the Years Fiscal Years Ended
				June 30, 2005	June 30, 2004	June 30, 2003	June 30, 2002

Net asset value:
Beginning of period	$16.27	$16.13		$16.54	$14.86	$13.47	$12.05

Net investment income (loss)	0.29	0.03		0.15	0.04	(0.01)	0.03 †
Net realized and unrealized gain on investments	0.44	0.11		0.78	2.59	2.05	2.38

Total from investment operations	0.73	0.14		0.93	2.63	2.04	2.41

Less distributions from:
Net investment income	(0.12)	—		(0.10)	(0.02)	(0.01)	(0.11)
Net realized gain on investments	(0.31)	—		(1.24)	(0.93)	(0.64)	(0.88)

Total distributions	(0.43)	—		(1.34)	(0.95)	(0.65)	(0.99)

Net asset value:
End of period	$16.57	$16.27		$16.13	$16.54	$14.86	$13.47

Total investment return (excludes sales charge)	4.52%	0.87	%**	5.25%	17.84%	15.87%	21.64%
RATIOS/SUPPLEMENTAL DATA
Ratio of operating expenses to average net assets, including waivers	1.38%	1.43	%***	1.40%	1.25%	1.64%	1.75%
Ratio of operating expenses to average net assets, excluding waivers	1.38%	1.43	%***	1.40%	1.25%	1.64%	2.01%
Ratio of net investment income (loss) to average net assets, including waivers	1.53%	0.93	%***	0.91%	0.29%	(0.13)%	0.13%
Ratio of net investment income (loss) to average net assets, excluding waivers	1.53%	0.93	%***	0.91%	0.29%	(0.13)%	(0.13)%
Portfolio turnover rate	7.47%	0.94	%**	19.90%	51.01%	60.14%	40.27%
Net assets, end of period (000’s omitted)	$185,593	$230,250		$231,651	$217,494	$104,837	$49,638

†	Calculated based on average shares outstanding.
*	As a result of a reorganization that was effective August 31, 2005, the Fund changed its fiscal year end from June 30 to August 31.
**	Not annualized.
***	Annualized.

26

FOR MORE INFORMATION

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Senbanc Fund is available free of charge, upon request, including:

Annual/Semi-Annual Reports

These reports will contain additional information about the Fund’s investments, describe the Fund’s performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report will include Fund strategies that significantly affected the Fund’s performance during its last fiscal year. The annual and semi-annual reports of the Fund and the Predecessor Fund are available on the Adviser’s website at www.hilliard.com.

Statement of Additional Information (SAI).

An SAI dated December 31, 2006 has been filed with the SEC. The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 444-1854. The Fund’s most recent SAI is available on the Fund’s website at www.hilliard.com. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.

Shareholder Account Service Representatives

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:30 a.m. to 5:00 p.m. (Central time) Monday-Friday. Call: (800) 444-1854.

Purchases and Redemptions

Call (800) 444-1854.

Written Correspondence

Senbanc Fund

501 South 4th Street

Louisville, Kentucky 40202

Securities and Exchange Commission

You may view and copy information about the Company and the Fund, including the SAI, by visiting the SEC’s Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-551-8090.

Investment Company Act File No.: 811-05518

PROSPECTUS

DECEMBER 31, 2006

THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

NOT FDIC INSURED	MAY LOSE VALUE NO BANK GUARANTEE

Institutional Class

Robeco Investment Funds

of the RBB Fund, Inc.

Prospectus December 31, 2006

as revised January 1, 2007

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Robeco Boston Partners Large Cap Value Fund

Robeco Boston Partners Mid Cap Value Fund

Robeco Boston Partners Small Cap Value Fund II

Robeco Boston Partners All-Cap Value Fund

Robeco Boston Partners Long/Short Equity Fund

Robeco WPG Core Bond Fund

Robeco WPG Large Cap Growth Fund

Robeco WPG Small Cap Value Fund

The securities described in this prospectus have been registered with the Securities and Exchange Commission (“SEC”). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.

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A look at the goals, strategies, risks, expenses and financial history of each of the Robeco Investment Funds.

Details about the Robeco Investment Funds’ service providers.

Policies and instructions for opening, maintaining and closing an account in any of the Robeco Investment Funds.

INTRODUCTION 3

DESCRIPTIONS OF THE ROBECO INVESTMENT FUNDS

Robeco Boston Partners Large Cap Value Fund 4

Robeco Boston Partners Mid Cap Value Fund 9

Robeco Boston Partners Small Cap Value Fund II 14

Robeco Boston Partners All-Cap Value Fund 20

Robeco Boston Partners Long/Short Equity Fund 26

Robeco WPG Core Bond Fund 32

Robeco WPG Large Cap Growth Fund 38

Robeco WPG Small Cap Value Fund 43

More About the WPG Funds’ Investments and Risks 48

Disclosure of Portfolio Holdings 49

MANAGEMENT OF THE FUNDS

Investment Adviser 50

Portfolio Managers 50

Other Service Providers 53

SHAREHOLDER INFORMATION

Pricing of Fund Shares 54

Market Timing 54

Shareholder Services Fees 55

Purchase of Fund Shares 55

Redemption of Fund Shares 57

Exchange Privilege 60

Dividends and Distributions 60

Taxes 60

Multi-Class Structure 62

FOR MORE INFORMATION Back Cover

2

INTRODUCTION

This Prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the Institutional Class of the Robeco Investment Funds of The RBB Fund, Inc. (the “Company”).

The eight mutual funds of the Company offered by this prospectus represent interests in the Robeco Boston Partners Large Cap Value Fund, Robeco Boston Partners Mid Cap Value Fund, Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners All-Cap Value Fund, Robeco Boston Partners Long/Short Equity Fund (collectively, the “Boston Partners Funds”), Robeco WPG Core Bond Fund, Robeco WPG Large Cap Growth Fund and Robeco WPG Small Cap Value Fund (formerly known as the WPG Tudor Fund) (collectively, the “WPG Funds”). Robeco Investment Management, Inc. (“Robeco” or the “Adviser”) provides investment advisory services to the Funds. This Prospectus has been organized so that each Fund has its own short section with important facts about the goals, strategies, risks, expenses and financial history of the particular Fund. Once you read the sections about the Funds, read the “Purchase of Fund Shares” and “Redemption of Fund Shares” sections. These two sections apply to all the Funds offered by this Prospectus.

Currently, the Robeco Boston Partners Small Cap Value Fund II is closed to new investors. In addition, the Robeco Boston Partners Long/Short Equity Fund is closed to new and existing shareholders, except defined contribution plans (excluding IRA accounts) currently invested in the Fund. Please read “Other Purchase Information” beginning on page 56 for more information.

3

ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND

IMPORTANT DEFINITIONS

Equity Security: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Value Characteristics: Stocks are generally divided into the categories of “growth” or “value.” Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

Earnings Growth: The increased rate of growth in a company’s earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

Investment Goals

The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

Primary Investment Strategies

The Fund pursues its goals by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with a market capitalization of $1 billion or greater and identified by the Adviser as having value characteristics. The Fund will notify shareholders 60 days in advance of any change to this policy.

The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals, such as return on equity and earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Fund may also invest up to 20% of its total assets in non U.S. dollar-denominated securities.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Fund may participate as a purchaser in initial public offerings of securities (“IPO”). An IPO is a company’s first offering of stock to the public.

In general, the Fund’s investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

While the Adviser intends to fully invest the Fund’s assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

Key Risks

•	At least 80% of the Fund’s net assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value (“NAV”) of the Fund will change with changes in the market value of its portfolio positions.

•	Investors may lose money.

•	Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•	The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund’s assets are invested in cash or these instruments, the Fund may not achieve its investment objective.

•	International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

4

•	If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund’s performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 125%; however, it may be higher if the Adviser believes it will improve the Fund’s performance.

•	IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

•	Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

Risk/Return Information

The chart below illustrates the long-term performance of the Robeco Boston Partners Large Cap Value Fund’s Institutional Class. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:             14.97% (quarter ended June 30, 2003)

Worst Quarter:       (18.08)% (quarter ended September 20, 2002)

Year-to-date total return for the nine months ended September 30, 2006: 10.05%.

5

Average Annual Total Returns

The table below compares the average annual total returns for the Fund’s Institutional Class both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of broad-based securities market indices for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the one year, five year and since inception periods compare with those of broad measures of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

	Average Annual Total Returns for the Periods Ended December 31, 2005
	1 Year	5 Years	Since Inception (1)
Robeco Boston Partners Large Cap Value Fund
Return Before Taxes	10.79%	6.23%	9.09%
Return After Taxes on Distributions	8.05%	4.67%	7.41%
Return After Taxes on Distributions and Sale of Fund Shares	9.69%	4.67%	7.05%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)(2)	4.89%	0.54%	7.63%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)(3)	7.05%	5.28%	9.82%

(1)	Commenced operations on January 2, 1997.

(2)	The S&P 500® Index is an unmanaged index composed of 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500® Index assigns relative values to the stocks included in the index, weighted according to each stock’s total market value relative to the total market value of the other stocks included in the index. Currently, the market capitalization range of the companies in the S&P 500® Index is $1.6 billion to $444 billion. Please note that this range is as of a particular point in time and is subject to change.

(3)	The Russell 1000® Value Index is not the primary benchmark of the Fund. Results of the index’s performance are presented for general comparative purposes. The Russell 1000® Value Index is an unmanaged index composed of the 1,000 largest securities in the Russell 3000® Index as ranked by total market capitalization. This index is segmented into growth and value categories. Currently, the market capitalization range of the companies in the Russell 1000® Value Index is $1.6 billion to $444.7 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 1000® Value Index contains stocks from the Russell 3000® with less than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. The Russell 1000® Value Index is a registered trademark of the Frank Russell Corporation.

6

Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund. The table is based on expenses for the Institutional Class of the Fund for the fiscal year ended August 31, 2006.

Institutional Class
Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)

Management fees	0.60%
Distribution (12b-1) fees	None
Other expenses (1)	0.62%

Total annual Fund operating expenses	1.22%
Fee waivers (2)	(0.47)%

Net expenses	0.75%

*	Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

(1)	“Other expenses” include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Institutional Class. A $15.00 custodial maintenance fee is charged per IRA account per year.

(2)	The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2007, to the extent that Total annual Fund operating expenses exceed 0.75%. The 0.75% expense limitation arrangement was effective on March 31, 2006.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
Institutional Class	$77	$342	$627	$1,442

*	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2007. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

7

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund’s financial statements audited by PricewaterhouseCoopers LLP, the Fund’s former independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual report for the fiscal year ended August 31, 2006, which is available upon request (see back cover for ordering instructions).

	Large Cap Value Fund
	For the Year Ended August 31, 2006	For the Year Ended August 31, 2005	For the Year Ended August 31, 2004	For the Year Ended August 31, 2003	For the Year Ended August 31, 2002
	Institutional Class
Per Share Operating Performance
Net asset value, beginning of period	$15.00	$12.67	$10.84	$10.33	$13.52

Net investment income/(loss)	0.16 *	0.11 *	0.09 *	0.09 *	0.08 *
Net realized and unrealized gain/(loss) on investments	1.55	2.33	1.84	0.57	(1.54)
Dividends to shareholders from:
Net investment income	(0.16)	(0.11)	(0.10)	(0.06)	(0.12)
Net realized capital gains	(2.02)	—	—	(0.09)	(1.61)

Total dividends and distributions to shareholders .	(2.18)	(0.11)	(0.10)	(0.15)	(1.73)

Net asset value, end of period	$14.53	$15.00	$12.67	$10.84	$10.33

Total investment return (1)	12.43%	19.30%	17.87%	6.54%	(12.67)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$35,994	$27,172	$42,066	$43,722	$45,067
Ratio of expenses to average net assets	0.86%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets without waivers and expense reimbursements	1.22%	1.35%	1.22%	1.41%	1.40%
Ratio of net investment income to average net assets	1.11%	0.83%	0.73%	0.94%	0.62%
Portfolio turnover rate	58.04%	76.91%	47.21%	81.13%	88.65%

*	Calculated based on average shares outstanding for the period.

(1)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any.

8

ROBECO BOSTON PARTNERS MID CAP VALUE FUND

IMPORTANT DEFINITIONS

Equity Security: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Value Characteristics: Stocks are generally divided into the categories of “growth” or “value.” Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

Earnings Growth: The increased rate of growth in a company’s earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

Investment Goals

The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

Primary Investment Strategies

The Fund pursues its goals by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with medium market capitalizations and identified by the Adviser as having value characteristics. A medium market capitalization issuer generally is considered to be one whose market capitalization is, at the time the Fund makes the investment, similar to the market capitalization of companies in the Russell Midcap® Value Index, which is comprised of those companies in the Russell Midcap® Index with lower price to book ratios and lower forecasted growth values and with a market capitalization range currently between $700 million and $26.7 billion. Please note that this range is as of a particular point in time and is subject to change. The Fund will notify shareholders 60 days in advance of any change in the 80% policy stated above.

The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals such as return on equity, and earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Fund may also invest up to 20% of its total assets in non U.S. dollar-denominated securities.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Fund may participate as a purchaser in initial public offerings of securities (“IPO”). An IPO is a company’s first offering of stock to the public.

In general, the Fund’s investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

While the Adviser intends to fully invest the Fund’s assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

Key Risks

•	At least 80% of the Fund’s net assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value (“NAV”) of the Fund will change with changes in the market value of its portfolio positions.

•	Investors may lose money.

•	Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•	International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•	The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund’s assets are invested in cash or these instruments, the Fund may not achieve its investment objective.

9

•	If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund’s performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 150%; however, it may be higher if the Adviser believes it will improve the Fund’s performance.

•	IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

•	Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•	Securities of companies with mid-size capitalizations tend to be riskier than securities of companies with large capitalizations. This is because mid cap companies typically have smaller product lines and less access to liquidity than large cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of mid cap companies tend to be less certain than large cap companies, and the dividends paid mid cap stocks are frequently negligible. Moreover, mid cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market. Consequently, securities of mid cap companies tend to be more volatile than those of large cap companies.

Risk/Return Information

The chart below illustrates the long-term performance of the Robeco Boston Partners Mid Cap Value Fund’s Institutional Class. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:            18.73% (quarter ended June 30, 2003)

Worst Quarter:       (20.90)% (quarter ended September 30, 1998)

Year-to-date total return for the nine months ended September 30, 2006: 5.54%.

10

Average Annual Total Returns

The table below compares the average annual total returns of the Fund’s Institutional Class both before and after taxes for the past calendar year, past five years and since inception to the average annual total returns of broad-based securities market indicies for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the one year, five year and since inception periods compare with those of broad measures of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

	Average Annual Total Returns for the Periods Ended December 31, 2005
	1 Year	5 Years	Since Inception (1)
Robeco Boston Partners Mid Cap Value Fund
Returns Before Taxes	10.23%	11.07%	9.07%
Returns After Taxes on Distributions	7.55%	8.37%	7.34%
Returns After Taxes on Distributions and Sale of Fund Shares	8.94%	8.23%	7.04%
Russell 2500TM Index (reflects no deduction for fees, expenses or taxes)(2)(4)	8.11%	9.14%	10.42%
Russell 2500TM Value Index (reflects no deduction for fees, expenses or taxes)(3)(4)	7.74%	13.43%	12.43%
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)(4)	12.65%	12.21%	12.31%

(1)	Commenced operations on June 2, 1997.

(2)	The Russell 2500TM Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends and is a registered trademark of the Frank Russell Corporation. Currently, the market capitalization range of the companies in the Russell 2500TM Index is $67 million to $8.5 billion. Please note that this range is as of a particular point in time and is subject to change.

(3)	The Russell 2500TM Value Index contains stocks from the Russell 2500TM Index with less than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. Currently, the market capitalization range of the companies in the Russell 2500TM Value Index is $91 million to $7.2 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 2500TM Value Index is a registered trademark of the Frank Russell Corporation.

(4)	The Russell Midcap® Value Index contains stocks from the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. Currently, the market capitalization range of the companies in the Russell Midcap® Value Index is $1.3 billion to $19.3 billion. Please note this range is as of a particular point in time and is subject to change. The Fund has changed the benchmark indices from the Russell 2500TM Index and Russell 2500TM Value Index to the Russell Midcap® Value Index because the Russell Midcap® Value Index more appropriately reflects the types of securities held in the Fund’s portfolio and provides better comparative performance information.

11

Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund. The table is based on expenses for the Institutional Class of the Fund for the fiscal year ended August 31, 2006.

Institutional Class
Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)

Management fees	0.80%
Distribution (12b-1) fees	None
Other expenses (1)	0.58%

Total annual Fund operating expenses	1.38%
Fee waivers (2)	(0.38)%

Net expenses	1.00%

*	Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

(1)	“Other expenses” include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Institutional Class. A $15.00 custodial maintenance fee is charged per IRA account per year.

(2)	The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2007, to the extent that Total annual Fund operating expenses exceed 1.00%.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
Institutional Class	$102	$400	$721	$1,630

*	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2007. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

12

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund’s financial statements audited by PricewaterhouseCoopers LLP, the Fund’s former independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual report for the fiscal year ended August 31, 2006, which is available upon request (see back cover for ordering instructions).

	Mid Cap Value Fund
	For the Year Ended August 31, 2006	For the Year Ended August 31, 2005	For the Year Ended August 31, 2004	For the Year Ended August 31, 2003	For the Year Ended August 31, 2002
	Institutional Class
Per Share Operating Performance
Net asset value, beginning of period	$14.02	$13.16	$11.57	$9.69	$12.55

Net investment income/(loss)	0.04 *	— (2)	0.01 *	0.05 *	0.00 *
Net realized and unrealized gain/(loss) on investments	0.86	3.22	1.65	1.83	(0.94)
Dividends to shareholders from:
Net investment income	(0.02)	(0.01)	(0.07)	— (2)	(0.06)
Net realized capital gains	(1.85)	(2.35)	—	—	(1.86)

Total dividends and distributions to shareholders	(1.87)	(2.36)	(0.07)	— (2)	(1.92)

Net asset value, end of period	$13.05	$14.02	$13.16	$11.57	$9.69

Total investment return (1)	6.82%	25.97%	14.39%	19.41%	(8.97)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,538	$54,187	$42,240	$57,052	$50,073
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets without waivers and expense reimbursements	1.38%	1.31%	1.26%	1.40%	1.33%
Ratio of net investment income to average net assets	0.28%	0.03%	0.07%	0.55%	0.01%
Portfolio turnover rate	97.30%	74.08%	67.40%	77.87%	99.23%

*	Calculated based on average shares outstanding for the period.

(1)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any.

(2)	Amount is less than $0.01 per share.

13

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II

IMPORTANT DEFINITIONS

Equity Security: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Value Characteristics: Stocks are generally divided into the categories of “growth” or “value.” Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

Earnings Growth: The increased rate of growth in a company’s earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

Investment Goals

The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

Primary Investment Strategies

The Fund pursues its goals by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with small market capitalizations and identified by the Adviser as having value characteristics. A small market capitalization issuer generally is considered to be one whose market capitalization is, at the time the Fund makes the investment, similar to the market capitalization of companies in the Russell 2000® Index, which is comprised of the 2000 smallest companies in the Russell 3000® Index and with a market capitalization range as of September 30, 2006 between $67 million and $2.9 billion. Please note that this range is as of a particular point in time and is subject to change. The Fund will notify shareholders 60 days in advance of any change in the 80% policy stated above.

The Fund generally invests in the equity securities of small companies. The Adviser will seek to invest in companies it considers to be well managed and to have attractive fundamental financial characteristics. The Adviser believes greater potential for price appreciation exists among small companies since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market. The Fund may invest from time to time a portion of its assets, not to exceed 20% (under normal conditions) at the time of purchase, in companies with larger market capitalizations.

The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals such as return on equity, earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Fund may also invest up to 25% of its total assets in non U.S. dollar-denominated securities.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Fund may participate as a purchaser in initial public offerings of securities (“IPO”). An IPO is a company’s first offering of stock to the public.

In general, the Fund’s investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

While the Adviser intends to fully invest the Fund’s assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

14

Key Risks

•	At least 80% of the Fund’s total assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value (“NAV”) of the Fund will fluctuate with changes in the market value of its portfolio positions.

•	Investors may lose money.

•	Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•	The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund’s assets are invested in cash or these instruments, the Fund may not achieve its investment objective.

•	International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•	The Fund will invest in smaller issuers which are more volatile and less liquid than investments in issuers with a market capitalization greater than $1.5 billion. Small market capitalization issuers are not as diversified in their business activities as issuers with market capitalizations greater than $1.5 billion and are more susceptible to changes in the business cycle.

•	The small capitalization equity securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser’s judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•	If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund’s performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 175%; however, it may be higher if the Adviser believes it will improve the Fund’s performance.

•	Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•	IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

15

Risk/Return Information

The chart below illustrates the long-term performance of the Robeco Boston Partners Small Cap Value Fund II’s Institutional Class. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:            29.30% (quarter ended June 30, 2003)

Worst Quarter:       (21.11)% (quarter ended September 30, 2002)

Year-to-date total return for the nine months ended September 30, 2006: 4.75%.

16

Average Annual Total Returns

The table below compares the average annual total returns for the Fund’s Institutional Class both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the one year, five year and since inception periods compare with those of a broad measure of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

	Average Annual Total Returns for the Periods Ended December 31, 2005
	1 Year	5 Years	Since Inception (1)
Robeco Boston Partners Small Cap Value Fund II
Returns Before Taxes	7.78%	19.19%	15.87%
Returns After Taxes on Distributions	5.19%	17.91%	14.89%
Returns After Taxes on Distributions and Sale of Fund Shares	7.53%	16.65%	13.87%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)(2)	4.71%	13.55%	10.01%

(1)	Commenced operations on July 1, 1998.

(2)	The Russell 2000® Value Index is an unmanaged index that contains stocks from the Russell 2000® Index with less than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. Currently, the market capitalization range of the companies in the Russell 2000® Value Index is $91 million to $2.9 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 2000® Value Index is a registered trademark of the Frank Russell Corporation.

17

Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund. The table is based upon expenses for the Institutional Class of the Fund for the fiscal year ended August 31, 2006.

Institutional Class
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge imposed on purchases	None
Maximum deferred sales charge	None
Maximum sales charge imposed on reinvested dividends	None
Redemption Fee (1)	1.00%
Exchange Fee	None

Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)
Management fees	1.25%
Distribution (12b-1) fees	None
Other expenses (2)	0.28%

Total annual Fund operating expenses	1.53%
Fee waivers and expense reimbursements (3)	(0.01)%

Net expenses	1.52%

*	Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

(1)	To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 1.00% of the net asset value of all such shares redeemed that have been held for less than one year. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of remaining shareholders.

(2)	“Other expenses” include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Institutional Class. A $15.00 custodial maintenance fee is charged per IRA account per year.

(3)	The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2007, to the extent that Total annual Fund operating expenses exceed 1.55%.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$155	$482	$833	$1,823

18

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund’s financial statements audited by PricewaterhouseCoopers LLP, the Fund’s former independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual report for the fiscal year ended August 31, 2006, which is available upon request (see back cover for ordering instructions).

	Small Cap Value Fund II
	For the Year Ended August 31, 2006	For the Year Ended August 31, 2005	For the Year Ended August 31, 2004	For the Year Ended August 31, 2003	For the Year Ended August 31, 2002
	Institutional Class
Per Share Operating Performance
Net asset value, beginning of period	$24.75	$22.80	$20.19	$15.71	$17.17

Net investment income/(loss)	(0.08)*	(0.10)	(0.12)*	(0.09)*	(0.13)*
Net realized and unrealized gain/(loss) on investments	1.57	5.07	2.92	4.55	(1.23)
Dividends to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gains	(3.42)	(3.03)	(0.20)	— (3)	(0.21)

Total dividends and distributions to shareholders	(3.42)	(3.03)	(0.20)	—	(0.21)

Redemption fees	— (3)	0.01	0.01	0.02	0.11

Net asset value, end of period	$22.82	$24.75	$22.80	$20.19	$15.71

Total investment return (1)(2)	6.39%	22.65%	13.96%	28.55%	(7.39)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$114,153	$138,143	$133,060	$98,383	$40,475
Ratio of expenses to average net assets	1.52%	1.53%	1.49%	1.55%	1.55%
Ratio of expenses to average net assets without waivers and expense reimbursements	1.53%	1.54%	1.49%	1.79%	1.71%
Ratio of net investment income/(loss) to average net assets	(0.34)%	(0.42)%	(0.53)%	(0.54)%	(0.76)%
Portfolio turnover rate	33.60%	37.61%	47.06%	72.72%	119.30%

*	Calculated based on average shares outstanding for the period.

(1)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any.

(2)	Redemption fees are reflected in total return calculations.

(3)	Amount is less than $.01 per share.

19

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND

IMPORTANT DEFINITIONS

Equity Security: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Value Characteristics: Stocks are generally divided into the categories of “growth” or “value.” Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

Earnings Growth: The increased rate of growth in a company’s earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

Investment Goals

The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

Primary Investment Strategies

The Fund pursues its goals by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers across the capitalization spectrum and identified by the Adviser as having value characteristics. The Fund will notify shareholders 60 days in advance of any change to this policy.

The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals, such as return on equity and earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Fund may also invest up to 20% of its total assets in non U.S. dollar-denominated securities.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Fund may participate as a purchaser in initial public offerings of securities (“IPO”). An IPO is a company’s first offering of stock to the public.

The Fund may invest up to 10% of its net assets in securities that can be converted into common stock, such as certain debt securities and preferred stock.

The Fund may hedge overall portfolio exposure up to 40% of its net assets through the purchase and sale of index and individual put and call options.

In general, the Fund’s investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing less than 25% of its total assets in any one industry.

While the Adviser intends to fully invest the Fund’s assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

Key Risks

•	At least 80% of the Fund’s total assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value (“NAV”) of the Fund will change with changes in the market value of its portfolio positions.

•	Investors may lose money.

•	Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•	The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund’s assets are invested in cash or these instruments, the Fund may not achieve its investment objective.

20

•	International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•	Investing in securities of companies with micro, small or mid-sized capitalizations tends to be riskier than investing in securities of companies with large capitalizations. Securities of companies with micro, small and mid-sized capitalizations tend to be more volatile than those of large cap companies and, on occasion, may fluctuate in the opposite direction of large cap company securities or the broader stock market averages.

•	Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

•	The small capitalization equity securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser’s judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•	If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund’s performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 125%; however, it may be higher if the Adviser believes it will improve the Fund’s performance.

•	An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may “cover” a call option by owning the security underlying the option or through other means. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations.

•	Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•	IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

21

Risk/Return Information

The chart below illustrates the long-term performance of the Robeco Boston Partners All-Cap Value Fund’s Institutional Class. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:            18.57% (quarter ended June 30, 2003)

Worst Quarter:       (4.36)% (quarter ended March 31, 2003)

Year-to-date total return for the nine months ended September 30, 2006: 7.69%.

22

Average Annual Total Returns

The table below compares the average annual total returns for the Fund’s Institutional Class both before and after taxes for the past calendar year and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the one year and since inception periods compare with those of a broad measure of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

	Average Annual Total Returns for the Periods Ended December 31, 2005
	1 Year	Since Inception (1)
Robeco Boston Partners All-Cap Value Fund
Return Before Taxes	9.88%	15.81%
Return After Taxes on Distributions	8.46%	15.03%
Return After Taxes on Distributions and Sale of Fund Shares	7.51%	13.58%
Russell 3000® Value Index (reflects no deduction for fees, expenses or taxes)(2)	6.85%	11.10%

(1)	Commenced operations on July 1, 2002.

(2)	The Russell 3000® Value Index is an unmanaged index that measures the performance of those Russell 3000® Index companies that typically display lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indices. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Currently, the market capitalization range of the companies in the Russell 3000® Value Index is $91 million to $444 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 3000® Value Index is a registered trademark of the Frank Russell Corporation.

23

Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund. The table is based upon expenses for the Institutional Class of the Fund for the most recent fiscal year ended August 31, 2006.

Institutional Class
Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)

Management fees	0.80%
Distribution (12b-1) fees	None
Other expenses (1)	2.13%

Total annual Fund operating expenses	2.93%
Fee waivers (2)	(1.98)%

Net expenses	0.95%

*	Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

(1)	“Other expenses” include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Institutional Class. A $15.00 custodial maintenance fee is charged per IRA account per year.

(2)	The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2007, to the extent that Total annual Fund operating expenses exceed 0.95%. The 0.95% expense limitation arrangement was effective on March 31, 2006.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
Institutional Class	$97	$728	$1,389	$3,166

*	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2007. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

24

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund’s financial statements audited by PricewaterhouseCoopers LLP, the Fund’s former independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual report for the fiscal year ended August 31, 2006, which is available upon request (see back cover for ordering instructions).

	All-Cap Value Fund
	For the Year Ended August 31, 2006	For the Year Ended August 31, 2005	For the Year Ended August 31, 2004	For the Year Ended August 31, 2003	For the Period July 1, 2002* through August 31, 2002
	Institutional Class
Per Share Operating Performance
Net asset value, beginning of period	$15.54	$13.29	$10.82	$9.45	$10.00

Net investment income/(loss)	0.15 **	0.07	0.06	0.06	—
Net realized and unrealized gain/(loss) on investments	1.03	2.83	2.48	1.34	(0.55)
Dividends to shareholders from:
Net investment income	(0.08)	(0.05)	(0.07)	(0.03)	—
Net realized capital gains	(0.95)	(0.60)	—	—	—

Total dividends and distributions to shareholders	(1.03)	(0.65)	(0.07)	(0.03)	—

Redemption fees	—	—	—	—	—

Net asset value, end of period	$15.69	$15.54	$13.29	$10.82	$9.45

Total investment return(1)	7.95%	22.33%	23.50%	14.84%	(5.50)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,374	$7,315	$5,177	$2,890	$1,810
Ratio of expenses to average net assets	1.09%	1.25%	1.25%	1.25%	1.25	%(2)
Ratio of expenses to average net assets without waivers and expense reimbursements	2.93%	3.90%	5.82%	9.49%	14.54	%(2)
Ratio of net investment income to average net assets	0.94%	0.53%	0.51%	0.62%	0.16	%(2)
Portfolio turnover rate	51.10%	28.72%	27.40%	38.36%	6.61%

*	Commencement of operations.

**	Calculated based on average shares outstanding for the period.

(1)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any.

(2)	Annualized.

25

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND

IMPORTANT DEFINITIONS

Equity Security: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

Total Return: A way of measuring Fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Short Sale: A sale by the Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Fund will make a profit by purchasing the security in the open market at a lower price than the one at which it sold the security. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

Short-Term Cash Instruments: These temporary investments include notes issued or guaranteed by the U.S. Government, its agencies or instrumentalities; commercial paper rated in the two highest rating categories; certificates of deposit; repurchase agreements and other high-grade corporate debt securities.

Federal Funds Rate: The rate of interest charged by a Federal Reserve bank for member banks to borrow their federally required reserve.

Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Investment Goals

The Fund seeks long-term capital appreciation while reducing exposure to general equity market risk. The Fund seeks a total return greater than that of the S&P 500® Index over a full market cycle.

Primary Investment Strategies

The Fund invests in long positions in stocks identified by the Adviser as undervalued and takes short positions in stocks that the Adviser has identified as overvalued. The cash proceeds from short sales will be invested in short-term cash instruments to produce a return on such proceeds just below the federal funds rate. The Fund will invest, both long and short, in securities principally traded in the United States markets. The Fund may invest in securities of companies operating for three years or less (“unseasoned issuers”). The Adviser will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Fund seeks to construct a portfolio that has less volatility than the United States equity market generally. The Adviser examines various factors in determining the value characteristics of such issuers including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals such as return on equity, earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Fund intends, under normal circumstances, to invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities. The Fund will notify shareholders 60 days in advance of any change to this policy.

Under normal circumstances, the Adviser expects that the Fund’s long positions will not exceed approximately 125% of the Fund’s net assets.

The Fund’s long and short positions may involve (without limit) equity securities of foreign issuers that are traded in the markets of the United States. The Fund may also invest up to 20% of its total assets directly in equity securities of foreign issuers.

To meet margin requirements, redemptions or pending investments, the Fund may also temporarily hold a portion of its assets in full faith and credit obligations of the United States government and in short-term notes, commercial paper or other money market instruments.

The Fund may participate as a purchaser in initial public offerings of securities (“IPOs”). An IPO is a company’s first offering of stock to the public.

The Fund may invest from time to time a significant portion of its assets in smaller issuers which are more volatile and less liquid than investments in issuers with a market capitalization greater than $1 billion.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

In general, the Fund’s investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, used by corporations and other business organizations.

While the Adviser intends to fully invest the Fund’s assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

26

Key Risks

•	The net asset value (“NAV”) of the Fund will change with changes in the market value of its portfolio positions.

•	Investors may lose money.

•	Although the long portfolio of the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the price of these stocks will not move even lower.

•	The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitations, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund’s assets are invested in cash or these instruments, the Fund may not achieve its investment objective.

•	The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Such high yield debt obligations are referred to as “junk bonds” and are not considered to be investment grade.

•	International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•	The Fund is subject to the risk of poor stock selection by the Adviser. In other words, the Adviser may not be successful in its strategy of taking long positions in stocks the manager believes to be undervalued and short positions in stocks the manager believes to be overvalued. Further, since the Adviser will manage both a long and a short portfolio, there is the risk that the Adviser may make more poor investment decisions than an adviser of a typical stock mutual fund with only a long portfolio may make.

•	Short sales of securities may result in gains if a security’s price declines, but may result in losses if a security’s price rises.

•	Small market capitalization issuers are not as diversified in their business activities as issuers with market capitalizations greater than $1 billion and are more susceptible to changes in the business cycle.

•	Unseasoned issuers may not have an established financial history and may have limited product lines, markets or financial resources. Unseasoned issuers may depend on a few key personnel for management and may be susceptible to losses and risks of bankruptcy. As a result, such securities may be more volatile and difficult to sell.

•	The small capitalization equity securities in which the Fund may invest will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser’s judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•	If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund’s performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 400%; however, it may be higher if the Adviser believes it will improve the Fund’s performance.

•	A security held in a segregated account cannot be sold while the position it is covering is outstanding, unless it is replaced with a similar security. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

•	Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

27

•	IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

Risk/Return Information

The chart below illustrates the long-term performance of the Robeco Boston Partners Long/Short Equity Fund’s Institutional Class. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:            18.36% (quarter ended December 31, 2000)

Worst Quarter:      (10.93)% (quarter ended December 31, 1999)

Year-to-date total return for the nine months ended September 30, 2006: 9.40%.

28

Average Annual Total Returns

The table below compares the average annual total returns for the Fund’s Institutional Class both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the one year, five year and since inception periods compare with those of a broad measure of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future. Although the Fund compares its average total return to a broad-based securities market index, the Fund seeks returns that are not correlated to securities market returns. The Fund seeks to achieve a 12-15% return over a full market cycle; however, there can be no guarantee that such returns will be achieved.

	Average Annual Total Returns for the Periods Ended December 31, 2005
	1 Year	5 Years	Since Inception (1)
Robeco Boston Partners Long/Short Equity Fund
Returns Before Taxes	17.26%	9.16%	10.63%
Returns After Taxes on Distributions	14.78%	8.14%	9.73%
Returns After Taxes on Distributions and Sale of Fund Shares	12.04%	7.42%	8.85%
S&P 500® Index (2)	4.89%	0.54%	2.29%

(1)	Commenced operations on November 17, 1998.

(2)	The S&P 500® Index is an unmanaged index composed of 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500® Index assigns relative values to the stocks included in the index, weighted according to each stock’s total market value relative to the total market value of the other stocks included in the index.

29

Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund. The table is based on expenses for the Institutional Class of the Fund for the fiscal year ended August 31, 2006.

Institutional Class
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge imposed on purchases	None
Maximum deferred sales charge	None
Maximum sales charge imposed on reinvested dividends	None
Redemption Fee (1)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)
Management fees	2.25%
Distribution (12b-1) fees	None
Other expenses (2)	1.15%

Total annual Fund operating expenses	3.40%
Fee waivers and expense reimbursements (3)	(0.16)%

Net expenses	3.24%

*	Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

(1)	To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed that have been held for less than one year. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2)	“Other expenses” include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Institutional Class. “Other expenses” and “Total annual Fund operating expenses” include dividends on securities which the Fund has sold short (“short-sale dividends”). Short-sale dividends generally reduce the market value of the securities by the amount of the dividend declared, thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on the securities sold short. Short-sale dividends are treated as an expense, and increase the Fund’s total expense ratio, although no cash is received or paid by the Fund. The amount of short-sale dividends was 0.11% of average net assets for the most recent fiscal year. A $15.00 custodial maintenance fee is charged per IRA account per year.

(3)	The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2007, to the extent that Total annual Fund operating expenses exceed 2.50% (excluding short sale dividend expense).

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
Institutional Class	$327	$1,031	$1,758	$3,679

*	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2007. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

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FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund’s financial statements audited by PricewaterhouseCoopers LLP, the Fund’s former independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual report for the fiscal year ended August 31, 2006, which is available upon request (see back cover for ordering instructions).

	Long/Short Equity Fund
	For the Year Ended August 31, 2006	For the Year Ended August 31, 2005	For the Year Ended August 31, 2004	For the Year Ended August 31, 2003	For the Year Ended August 31, 2002
	Institutional Class
Per Share Operating Performance
Net asset value, beginning of period	$17.89	$14.70	$14.31	$15.17	$15.88

Net investment income/(loss)	(0.26)*	(0.25)	(0.32)*	(0.28)*	0.05 *
Net realized and unrealized gain/(loss) on investments	2.40	3.43	0.69	0.10	(0.31)
Dividends to shareholders from:
Net investment income	—	—	—	—	(0.02)
Net realized capital gains	(1.47)	—	—	(0.51)	(0.50)
Tax return of capital	—	—	—	(0.20)	—

Total dividends and distributions to shareholders	(1.47)	—	—	(0.71)	(0.52)

Redemption fee	0.01	0.01	0.02	0.03	0.07

Net asset value, end of period	$18.57	$17.89	$14.70	$14.31	$15.17

Total investment return (1) (2)	12.93%	21.70%	2.73%	(1.13)%	(1.17)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$90,313	$99,748	$58,293	$57,351	$65,951
Ratio of expenses to average net assets with waivers and reimbursements	3.24%	3.13%	3.02%	3.05%	3.04%
Ratio of expenses to average net assets with waivers and reimbursements (excluding dividend and interest expense)	2.50%	2.50%	2.50%	2.50%	2.50%
Ratio of expenses to average net assets without waivers and reimbursements	3.40%	3.30%	3.20%	3.44%	3.39%
Ratio of net investment income to average net assets	(1.51)%	(1.82)%	(2.26)%	(1.94)%	0.30%
Portfolio turnover rate	108.59%	107.14%	239.06%	282.36%	219.52%

*	Calculated based on average shares outstanding for the period.

(1)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(2)	Redemption fees are reflected in total return calculations.

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ROBECO WPG CORE BOND FUND

IMPORTANT DEFINITIONS

Bonds: A bond is a type of fixed income or debt security. When a fund buys a bond, it is in effect lending money to the company, government or other entity that issued the bond. In return, the issuer has an obligation to make regular interest payments and to repay the original amount of the loan on a given date, known as the maturity date. A bond matures when it reaches its maturity date. Bonds usually have fixed interest rates, although some have rates that fluctuate based on market conditions and other factors.

Derivatives: A derivative is an investment whose value is based on or derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.

Duration: As used in this Prospectus, duration means the weighted average term to maturity of a fixed income security’s cash flows, based on their present values. Duration, which is expressed as a number of years from the purchase date of a security, can be used as a single measurement to compare fixed income securities with different issue dates, maturity dates, coupon rates and yields to maturity.

Investment Goal

Current income, consistent with capital preservation. The Fund’s investment goal is not fundamental and may be changed without shareholder approval by the Company’s Board of Directors.

Primary Investment Strategies

Investments: The Fund invests substantially all, but at least 80%, of its net assets (including any borrowings for investment purposes) in U.S. dollar denominated or quoted bonds issued by domestic or foreign companies or governmental entities. The Fund may invest in all types of bonds, including notes, mortgage-backed and asset-backed securities (including (without limitation) mortgage-backed derivative securities), convertible debt securities, municipal securities, and short-term debt securities. The Fund may also invest in fixed income securities of all types, including preferred stock. The Fund will notify shareholders in writing at least 60 days prior to any change in its policy to invest at least 80% of its net assets in one or more particular types of securities.

Credit Quality: Investment grade only. This means bonds that are rated in one of the top four long-term rating categories by at least one major rating agency or are believed by the Adviser to be of comparable credit quality.

Duration: Average dollar weighted portfolio duration between three and seven years, but individual bonds may be of any duration. The Fund’s duration will generally be in a narrow range relative to the duration of its benchmark, the Lehman Brothers Aggregate Index.

Strategies: There are three principal factors in the Adviser’s selection process — maturity allocation, sector allocation and individual security selection.

•	The Adviser studies the relationship between bond yields and maturities under current market conditions and identifies maturities with high yields relative to the amount of risk involved.

•	The Adviser uses qualitative and quantitative methods to identify bond sectors that it believes are undervalued or will outperform other sectors. Sectors include U.S. Treasury securities and U.S. government agency securities, as well as corporate, mortgage-backed and asset-backed securities.

•	After the Fund’s maturity and sector allocations are made, the Adviser selects individual bonds within each sector. The Adviser performs both fundamental and quantitative analysis, looking at:

•	Stable or improving issuer credit quality;

•	Market inefficiencies that cause individual bonds to have high relative values; and

•	Structural features of securities, such as callability, liquidity, and prepayment characteristics and expectations.

•	The Adviser anticipates that the Fund’s strategy will result in active trading of the Fund’s portfolio securities and a high portfolio turnover rate.

Key Risks

You could lose money on your investment in the Fund or the Fund could underperform other possible investments, including (without limitation) if any of the following occurs:

•	Interest rates rise, causing the bonds in the Fund’s portfolio to drop in value.

•	The issuer or guarantor of a bond owned by the Fund defaults on its payment obligations, becomes insolvent or has its credit rating downgraded. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Fund.

•	As a result of declining interest rates, the issuer of a bond exercises the right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding bonds. This is known as call or prepayment risk.

•	As a result of declining interest rates, the Fund may be able to invest only in lower yielding bonds, decreasing the Fund’s yield. This is known as interest risk.

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•	When interest rates are rising, the average life of a bond is generally extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the bond’s duration and reduce the value of the bond. This is known as extension risk.

•	The Adviser’s judgments about the attractiveness, relative value or potential income of particular sectors or bonds proves to be wrong.

•	To the extent the Fund invests in bonds issued by foreign companies, the Fund may suffer losses or underperform compared to U.S. bond markets. The markets for foreign bonds may be smaller and less liquid than U.S. markets and less information about foreign companies may be available due to less rigorous accounting or disclosure standards. These risks are more pronounced to the extent the Fund invests in issuers in emerging market countries or significantly in one country.

•	To the extent the Fund has high portfolio turnover, it will generally incur additional transaction costs, which could detract from the Fund’s performance. The higher portfolio turnover rate may lead to the realization and distribution to shareholders of higher capital gains.

There is a greater risk that the Fund will lose money due to prepayment and extension risks because the Fund may invest heavily in asset-backed and mortgage-related securities. Mortgage derivatives in the Fund’s portfolio may have especially volatile prices because of inherent severe sensitivity to the level of interest rates.

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Risk/Return Information

The bar chart and table below illustrate the long-term performance of the Robeco WPG Core Bond Fund’s Institutional Class. The performance for periods prior to April 29, 2005 represents the performance of the WPG Core Bond Fund (the “Predecessor Fund”). The Predecessor Fund began operations on September 11, 1985 as a separate portfolio of Weiss, Peck & Greer Funds Trust. On April 29, 2005, the Predecessor Fund was reorganized as a new portfolio of the Company. Prior to the reorganization, the Predecessor Fund offered only one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Institutional Class Shares of the Fund.

The bar chart below shows you how the performance of the Fund’s Institutional Class has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:           4.70% (quarter ended September 30, 2002)

Worst Quarter:      (2.62)% (quarter ended June 30, 2004)

As of September 30, 2006, the Fund’s year to date return was 2.46% and the 30-day yield was 4.86%.

Call 1-888-261-4073 for current yields.

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Average Annual Total Returns

The table below compares the Fund’s average annual total returns for the Fund’s Institutional Class both before and after taxes for the past calendar year, past five calendar years and past 10 calendar years to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the one year, five year and 10 year periods compare with those of a broad measure of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

	Average Annual Total Returns (for the Periods Ended December 31, 2005)
	1 Year	5 Years	10 Years
Robeco WPG Core Bond Fund
Return Before Taxes	2.09%	6.35%	6.24%
Return After Taxes on Distributions	0.79%	4.92%	4.30%
Return After Taxes on Distributions and Sales of Shares	1.35%	4.58%	4.12%
Lehman Brothers Aggregate Index (reflects no deduction for fees, expenses or taxes)(1)	0.80%	5.87%	6.19%

(1)	The Lehman Brothers Aggregate Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate debt securities, mortgage pass-through securities, and asset-backed securities. The Index is unmanaged and cannot be invested in directly.

35

Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund. The table is based on expenses for the Institutional Class Shares of the Fund for the fiscal year ended August 31, 2006.

Institutional Class
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge imposed on purchases	None
Maximum deferred sales charge	None
Maximum sales charge imposed on reinvested dividends	None
Redemption Fee (1)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)
Management fees	0.45%
Distribution (12b-1) fees	None
Other Expenses (2)	0.34%

Total annual Fund operating expenses	0.79%
Fee waivers/expense reimbursements (3)	(0.36)%

Net expenses	0.43%

*Shareholders	requesting redemptions by wire are charged a transaction fee of $7.50.

(1)	To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed that have been held for 60 days. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2)	Other expenses include audit, administration, custody, legal, registration, transfer agency, and miscellaneous other charges and shareholder services fees. The Fund may pay shareholder services fees (which are included in Other expenses) up to a maximum of 0.25% of the Fund’s average daily net assets attributable to Institutional Class Shares, but estimates that shareholder servicing fees will not be more than 0.02% during the current fiscal year. A $15.00 custodial maintenance fee is charged per IRA account per year.

(3)	The Adviser has contractually agreed to waive a portion of its advisory fee and/or reimburse certain expenses in order to limit Total annual Fund operating expenses to 0.43% of the Fund’s average daily net assets through December 31, 2007.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
Institutional Class	$44	$216	$403	$944

*	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2007. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

36

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information of the Fund (including the Predecessor Fund for periods prior to April 29, 2005) for the periods indicated, including per share information results for a single Fund share. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information for the period January 1, 2005 through August 31, 2005 and the fiscal year ended August 31, 2006 has been audited by PricewaterhouseCoopers LLP, the Fund’s former independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual report for the fiscal year ended August 31, 2006, which is available upon request (see back cover for ordering instructions). The information for the years ended December 31, 2001, 2002, 2003 and 2004 was audited by KPMG LLP, the Predecessor Fund’s independent registered public accounting firm, whose report on the financial statements, included in the Predecessor Fund’s annual report to shareholders for the fiscal year ended December 31, 2004, is incorporated by reference into the Statement of Additional Information (“SAI”).

	Core Bond Fund
	For the Year Ended August 31, 2006		For the Period January 1, 2005 to August 31, 2005(1)		For the Year Ended December 31, 2004		For the Year Ended December 31, 2003	For the Year Ended December 31, 2002	For the Year Ended December 31, 2001
	Institutional Class
Per Share Operating Performance
Net asset value, beginning of period	$10.84		$10.81		$10.66		$10.44	$9.80	$9.40

Net investment income	0.45	*	0.25		0.31		0.30	0.40	0.49
Net realized and unrealized gain on investments	(0.34)		0.03		0.15		0.22	0.64	0.40
Dividends to shareholders from:
Net investment income	(0.45)		(0.25)		(0.31)		(0.30)	(0.40)	(0.49)
Net realized capital gains	—		—		—		—	—	—

Total dividends and distributions to shareholders	(0.45)		(0.25)		(0.31)		(0.30)	(0.40)	(0.49)

Net asset value, end of period	$10.50		$10.84		$10.81		$10.66	$10.44	$9.80

Total investment return(5)	1.11%		2.65	%(b)	4.38%		5.04%	10.87%	9.64%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$178,491		$161,761		$144,349		$145,818	$105,261	$123,797
Ratio of expenses to average net assets	0.43	%(2)	0.43	%(2)(4)	0.43%		0.45%	0.50%	0.50%
Ratio of expenses to average net assets without waivers and reimbursements (including dividend expenses)	0.79%		0.75	%(4)	0.71%		0.75%	0.83%	0.81%
Ratio of net investment income to average net assets	4.29%		3.52	%(4)	2.90%		2.81%	4.02%	5.04%
Portfolio turnover rate	626.69	%(3)	602.95	%(3)	805.80	%(3)	561.80%	539.20%	431.50%

*Commencement	of operations

(1)	For the period January 1, 2005 through August 31, 2005.

(2)	Excludes the effects of fees paid indirectly. Had such offsets been included, the ratio would not differ.

(3)	The portfolio turnover rates excluding mortgage dollar roll transactions were 295.59%, 295.21% and 573.60% for the year ended August 31, 2006, for the period ended August 31, 2005 and the year ended December 31, 2004, respectively.

(4)	Annualized.

(5)	Total return is calculated assuming a purchase of shares on the first date and a sale of shares on the last day of each period reports and includes reinvestments of dividends and distributions, if any.

37

ROBECO WPG LARGE CAP GROWTH FUND

IMPORTANT DEFINITIONS

Equity Security: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Growth Characteristics: Stocks are generally divided into the categories of “growth” or “value.” Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time. Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas.

Earnings Growth: The increased rate of growth in a company’s earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

ADRs: Receipts typically issued by a United States bank or trust company evidencing ownership of underlying foreign securities.

Investment Goal

Long-term growth of capital. The Fund’s investment goal is not fundamental and may be changed without shareholder approval by the Company’s Board of Directors.

Primary Investment Strategies

Investments: The Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of U.S. large capitalization companies that the Adviser believes offer the prospect of capital appreciation. As used in this Prospectus, “large cap companies” generally means a universe of companies composed of the combination of two well-known large cap benchmarks, the Russell 1000® Index and the S&P 500® Index. The market capitalization range of the companies represented in Russell 1000® Index as of November 30, 2006 was between $444 million and $1.3 billion. The market capitalization of the companies represented in the S&P 500® Index as of November 30, 2006 was between $1.6 billion and $444 billion. Please note that these ranges are as of a particular point in time and are subject to change. The Fund will notify shareholders in writing at least 60 days prior to any change in its policy to invest at least 80% of its net assets in one or more particular types of securities.

In order to remain fully invested and instead of purchasing and selling securities directly, the Fund may invest in depository receipts which seek to replicate the price performance and dividend yield of the Russell 1000® Growth Index and use derivative contracts (such as futures on the Russell 1000® Growth Index).

Strategies: The Adviser uses quantitative techniques to analyze a universe of companies included in the Russell 1000® Index, S&P 500® Index, and selected large cap ADRs. Using a proprietary multi-factor stock-selection model, the Adviser identifies stocks that the Adviser believes have rising earnings expectations that sell at low relative valuations when compared with their sector peers. Firmly established through the quantitative research process, the Adviser believes that these are the stocks that will lead to portfolio out-performance.

Based on this information, and using sophisticated risk measurement tools, the Adviser selects the combination of stocks, together with their appropriate weightings, that it believes will maximize the Fund’s expected return with the level of risk taken. The Adviser seeks to maintain the market capitalization, sector allocations and style characteristics of the Fund’s portfolio similar to those of the Russell 1000® Growth Index.

The portfolio is rebalanced regularly, generally on a bi-weekly basis, to maintain the optimal risk/return trade-off. The Adviser assesses each stock’s changing characteristics relative to its contribution to portfolio risk. A stock is sold when the Adviser believes it no longer offers an appropriate return-to-risk tradeoff.

Key Risks

You could lose money on your investment in the Fund or the Fund could underperform other possible investments, including (without limitation) if any of the following occurs:

•	The U.S. stock market goes down.

•	Growth stocks or stocks of large capitalization companies temporarily fall out of favor with investors.

•	Companies in which the Fund invests suffer unexpected losses or lower than expected earnings.

•	The Adviser’s judgment about the attractiveness or potential appreciation of a particular security or sector proves to be wrong.

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•	The factors considered by the multi-factor stock-selection model fail to select stocks with better relative performance than those included in the Russell 1000® Growth Index.

Risk/Return Information

The bar chart and table below illustrate the long-term performance of the Robeco WPG Large Cap Growth Fund’s Institutional Class. The performance for periods prior to April 29, 2005 represents the performance of the WPG Large Cap Growth Fund (the “Predecessor Fund”). The Predecessor Fund began operations on September 11, 1985. On April 29, 2005, the Predecessor Fund was reorganized as a new portfolio of the Company. Prior to the reorganization, the Predecessor Fund offered only one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Institutional Class shares of the Fund.

The bar chart below shows you how the performance of the Fund’s Institutional Class has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Total Performance (for the periods reflected in the chart above):

Best Quarter:            19.82% (quarter ended June 30, 1997)

Worst Quarter:       (18.97)% (quarter ended September 30, 2001)

Year-to-date total return for the nine months ended September 30, 2006: 4.50%.

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Average Annual Total Returns

The table below compares the average annual total returns for the Fund’s Institutional Class both before and after taxes for the past calendar year, past five calendar years and past 10 calendar years to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the one year, five year and 10 year periods compare with those of a broad measure of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

	Average Annual Total Returns* (for the Periods Ended December 31, 2005)
	1 Year	5 Years	10 Years
Robeco WPG Large Cap Growth Fund
Return Before Taxes	4.89%	(3.72)%)	7.08%
Return After Taxes on Distributions	3.29%	(4.44)%	4.35%
Return After Taxes on Distributions and Sales of Shares	5.36%	(3.18)%	4.86%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)(1)	5.26%	(3.58)%	6.73%

*	The performance record shown in the table for periods prior to December 31, 2003 was achieved under the Predecessor Fund’s qualitative strategy.

(1)	The Russell 1000® Growth Index contains those securities in the Russell 1000® Index with a greater-than-average growth orientation. Currently, the market capitalization range of the companies in the Russell 1000® Growth Index is $1.3 billion to $445 billion. Please note that this range is as of a particular point in time and is subject to change. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. The Index is unmanaged and cannot be invested in directly.

40

Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund. The table is based on expenses for the Institutional Class of the Fund for the fiscal year ended August 31, 2006.

Institutional Class
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge imposed on purchases	None
Maximum deferred sales charge	None
Maximum sales charge imposed on reinvested dividends	None
Redemption Fee (1)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)

Management fees	0.75%
Distribution (12b-1) fees	None
Other Expenses (2)	1.04%

Total annual Fund operating expenses	1.79%
Fee waiver/expense reimbursements (3)	(0.39)%

Net expenses	1.40%

*	Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

(1)	To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed that have been held for 60 days. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2)	Other expenses include audit, administration, custody, legal, registration, transfer agency, and miscellaneous other charges and shareholder services fees. The Fund may pay shareholder services fees (which are included in Other expenses) up to a maximum of 0.25% of the Fund’s average daily net assets attributable to Institutional Shares, but estimates that shareholder servicing fees will not be more than 0.02% during the current fiscal year. A $15.00 custodial maintenance fee is charged per IRA account per year.

(3)	The Adviser has contractually agreed to waive a portion of its advisory fee and/or reimburse certain expenses in order to limit Total annual Fund operating expenses to 1.40% of the Fund’s average daily net assets through December 31, 2007.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
Institutional Class	$143	$525	$933	$2,073

*	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2007. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

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FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information of the Fund (including the Predecessor Fund for periods prior to April 29, 2005) for the periods indicated, including per share information results for a single Fund share. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information for the period January 1, 2005 through August 31, 2005 and the fiscal year ended August 31, 2006 has been audited by PricewaterhouseCoopers LLP, the Fund’s former independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual report for the fiscal year ended August 31, 2006, which is available upon request (see back cover for ordering instructions). The information for the years ended December 31, 2001, 2002, 2003 and 2004 was audited by KPMG LLP, the Predecessor Fund’s independent registered public accounting firm, whose report on the financial statements included in the Predecessor Fund’s annual report to shareholders for the fiscal year ended December 31, 2004 is incorporated by reference into the SAI.

	Large Cap Growth Fund
	For the Year Ended August 31, 2006		For the Period January 1, 2005 to August 31, 2005(1)		For the Year Ended December 31, 2004	For the Year Ended December 31, 2003	For the Year Ended December 31, 2002	For the Year Ended December 31, 2001
	Institutional Class
Per Share Operating Performance
Net asset value, beginning of period	$23.36		$23.10		$25.27	$19.16	$26.46	$33.60

Net investment income/(loss)	(0.01)		(0.07)		—	—	—	(0.01)
Net realized and unrealized gain/(loss) on investments	1.42		0.33		0.93	6.11	(7.30)	(6.86)
Dividends to shareholders from:
Net investment income	—		—		—	—	—	—
Net realized capital gains	(2.50)		—		(3.10)	—	—	(0.27)

Total dividends and distributions to shareholders	(2.50)		—		(3.10)	—	—	(0.27)

Net asset value, end of period	$22.27		$23.36		$23.10	$25.27	$19.16	$26.46

Total investment return(4)	6.10%		1.13%		3.82%	31.89%	(27.59)%	(20.45)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,935		$20,626		$26,222	$52,355	$43,412	$74,931
Ratio of expenses to average net assets	1.40	%(2)	1.40	%(2)(3)	1.40%	1.44%	1.25%	1.14%
Ratio of expenses to average net assets without waivers and reimbursements (including dividend expenses)	1.79%		2.08	%(3)	1.50%	1.44%	1.25%	1.14%
Ratio of net investment income/(loss) to average net assets	(0.06)%		(0.42	)%(3)	(0.06)%	(0.52)%	(0.42)%	(0.11)%
Portfolio turnover rate	93.80%		100.01%		138.70%	126.80%	107.90%	56.40%

(1)	For the period January 1, 2005 through August 31, 2005.

(2)	Excludes the effects of fees paid indirectly. Had such offsets been included, the ratio would not differ.

(3)	Annualized.

(4)	Total return is calculated assuming a purchase of shares on the first date and a sale of shares on the last day of each period reports and includes reinvestments of dividends and distributions, if any.

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ROBECO WPG SMALL CAP VALUE FUND (formerly known as Robeco WPG Tudor Fund)

IMPORTANT DEFINITIONS

Equity Security: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Value Characteristics: Stocks are generally divided into the categories of “growth” or “value.” Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

Investment Goal

Capital appreciation by investing primarily in common stocks, securities convertible into common stocks and in special situations. The Fund’s investment goal is not fundamental and may be changed without shareholder approval by the Company’s Board of Directors.

Primary Investment Strategies

Investments: Under normal circumstances, the Fund invests at least 80% of its investments (including borrowings for investment purposes) in equity securities, primarily common stocks, of U.S. companies with market capitalizations of less than $2 billion. The Fund will notify shareholders 60 days in advance of any change to this policy.

Although the Fund invests primarily in common stocks, the Fund may invest in all types of equity and equity-related securities, including (without limitation):

•	Securities convertible into common stocks.

•	Shares of real estate investment trusts (“REITs”).

•	Warrants and rights to purchase common stocks.

•	Preferred stocks.

•	Exchange traded limited partnerships.

Special Situations: The Fund may invest in companies that may experience unusual and possibly unique developments which may create a special opportunity for significant returns. Special situations include: significant technological improvements or important discoveries; reorganizations, recapitalizations or mergers; favorable resolutions of litigation; new management or material changes in company policies; and actual or potential changes in control of a company.

Strategies: The Adviser uses a value approach to select the Fund’s investments. Using this investment style, the Adviser seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect what the Adviser believes to be their intrinsic values. The Adviser employs a bottom-up strategy, focusing on undervalued industries that the Adviser believes are experiencing positive change. The Adviser then uses both qualitative and quantitative methods to assess a security’s potential value. The portfolio managers managing the Fund meet with a multitude of companies annually to identify companies with increasing returns on capital in their core businesses which are selling at attractive valuations.

Factors the Adviser looks for in selecting investments include (without limitation):

•	Increasing returns on invested capital.

•	Companies who have demonstrated an ability to generate high return on invested capital (ROIC).

•	Companies which provide solid cash flows with appropriate capital.

•	Potential catalysts such as new products, cyclical upturns and changes in management.

•	Low market valuations relative to earnings forecast, book value, cash flow and sales.

Key Risks

You could lose money on your investment in the Fund or the Fund could underperform other possible investments, including (without limitation) if any of the following occurs:

•	The stock market goes down.

•	Small capitalization stocks temporarily fall out of favor with investors.

•	Value stocks temporarily fall out of favor with investors.

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•	The Fund’s assets remain undervalued or do not have the potential value originally expected.

•	Companies in which the Fund invests suffer unexpected losses or lower than expected earnings which, in addition to causing the Fund to be less liquid, will reduce the Fund’s net asset value.

•	The Adviser’s judgments about the attractiveness, value or potential appreciation of a particular company’s stock selected for the Fund’s portfolio prove to be wrong or the special situation that the Adviser anticipated does not occur.

Special Risks

Because the Fund invests primarily in small capitalization stocks, your investment will be subject to higher risks generally associated with smaller companies. Smaller companies may have limited product lines, markets and financial resources. The prices of small capitalization stocks tend to be more volatile than those of other stocks. Small capitalization stocks are not priced as efficiently as stocks of larger companies. In addition, it may be harder to sell these stocks, especially during a down market or upon the occurrence of adverse company-specific events, which can reduce their selling prices.

Risk/Return Information

The bar chart and table below illustrate the long-term performance of the Robeco WPG Small Cap Value Fund’s Institutional Class. The performance for periods prior to April 29, 2005 represents the performance of the WPG Tudor Fund (the “Predecessor Fund”). The Predecessor Fund began operations on September 11, 1985. On April 29, 2005, the Predecessor Fund was reorganized as a new portfolio of the Company. Prior to the reorganization, the Predecessor Fund offered only one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Institutional Class shares of the Fund.

The bar chart below shows you how the performance of the Fund’s Institutional Class has varied year to year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:             42.13% (quarter ended December 31, 1999)

Worst Quarter:       (29.34)% (quarter ended September 30, 1998)

Year-to-date total return for the nine months ended September 30, 2006: 8.60%.

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Average Annual Total Returns

The table below compares the average annual total returns for the Fund’s Institutional Class both before and after taxes for the past calendar year, past five calendar years and past 10 calendar years to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the one year, five year and 10 year periods compare with those of a broad measure of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

	Average Annual Total Returns* (for the Periods Ended December 31, 2005)
	1 Year	5 Years	10 Years
Robeco WPG Small Cap Value Fund
Return Before Taxes	(2.00)%	1.38%	5.49%
Return After Taxes on Distributions	(4.87)%	(0.08)%	2.08%
Return After Taxes on Distributions and Sales of Shares	(0.22)%	0.46%	2.78%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)(1)	4.71%	13.55%	13.08%

*	The performance record prior to August 18, 2003 was achieved under the Predecessor Fund’s growth-related strategy.

(1)	The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. Currently, the market capitalization range of the companies in the Russell 2000® Index is $91 million to $2.9 billion. Please note that this range is as of a particular point in time and is subject to change. The Index is unmanaged and cannot be invested in directly.

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Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Institutional Class of the Fund. The table is based on expenses for the Institutional Class of the Fund for the fiscal year ended August 31, 2006.

Institutional Class
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge imposed on purchases	None
Maximum deferred sales charge	None
Maximum sales charge imposed on reinvested dividends	None
Redemption Fee (1)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)

Management fees	0.90%
Distribution (12b-1) fees	None
Other Expenses (2)	0.53%

Total annual Fund operating expenses (3)	1.43%

*	Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

(1)	To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed that have been held for 60 days. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2)	Other expenses include audit, administration, custody, legal, registration, transfer agency, and miscellaneous other charges and shareholder services fees. The Fund may pay shareholder services fees (which are included in Other expenses) up to a maximum of 0.25% of the Fund’s average daily net assets attributable to Institutional Shares, but estimates that shareholder servicing fees will not be more than 0.02% during the current fiscal year. A $15.00 custodial maintenance fee is charged per IRA account per year.

(3)	The Adviser has contractually agreed to waive a portion of its advisory fee and/or reimburse Fund expenses in order to limit Total annual Fund operating expenses to 1.70% of the Fund’s average daily net assets through December 31, 2007.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$146	$452	$782	$1,713

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FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information of the Fund (including the Predecessor Fund for periods prior to April 29, 2005) for the periods indicated, including per share information results for a single Fund share. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information for the period January 1, 2005 through August 31, 2005 and the fiscal year ended August 31, 2006 has been audited by PricewaterhouseCoopers LLP, the Fund’s former independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual report for the fiscal year ended August 31, 2006, which is available upon request (see back cover for ordering instructions). The information for the years ended December 31, 2001, 2002, 2003 and 2004 was audited by KPMG LLP, the Predecessor Fund’s independent registered public accounting firm, whose report on the financial statements included in the Predecessor Fund’s annual report to shareholders for the fiscal year ended December 31, 2004 is incorporated by reference into the SAI.

	Small Cap Value Fund
	For the Year Ended August 31, 2006		For the Period January 1, 2005 to August 31, 2005(1)		For the Year Ended December 31, 2004	For the Year Ended December 31, 2003	For the Year Ended December 31, 2002	For the Year Ended December 31, 2001
	Institutional Class
Per Share Operating Performance
Net asset value, beginning of period	$17.42		$17.55		$16.34	$11.24	$15.21	$18.41

Net investment income/(loss)	—		(0.04)		—	—	—	—
Net realized and unrealized gain/(loss) on investments	1.10		(0.09)		3.11	5.10	(3.97)	(2.73)
Dividends to shareholders from:
Net investment income	—		—		—	—	—	—
Net realized capital gains	(1.98)		—		(1.90)	—	—	(0.47)

Total dividends and distributions to shareholders	(1.98)		—		(1.90)	—	—	(0.47)

Net asset value, end of period	$16.54		$17.42		$17.55	$16.34	$11.24	$15.21

Total investment return(4)	7.16%		(0.74)%		19.35%	45.37%	(26.10)%	(14.78)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$48,607		$52,368		$57,787	$58,282	$47,705	$71,324
Ratio of expenses to average net assets	1.43	%(2)	1.57	%(2)(3)	1.55%	1.68%	1.54%	1.38%
Ratio of expenses to average net assets without waivers and reimbursements (including dividend expenses)	1.43%		1.57	%(3)	1.55%	1.68%	1.54%	1.38%
Ratio of net investment income/(loss) to average net assets	0.02%		(0.35	)%(3)	(0.55)%	0.83%	(0.81)%	0.11%
Portfolio turnover rate	139.15%		135.85%		159.20%	228.30%	105.60%	128.10%

(1)	For the period January 1, 2005 through August 31, 2005.

(2)	Excludes the effects of fees paid indirectly. Had such offsets been included, the ratio would not differ.

(3)	Annualized.

(4)	Total return is calculated assuming a purchase of shares on the first date and a sale of shares on the last day of each period reports and includes reinvestments of dividends and distributions, if any.

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MORE ABOUT THE WPG FUNDS’ INVESTMENTS AND RISKS

This section provides some additional information about the WPG Funds’ investments and certain portfolio management techniques that the WPG Funds may use. More information about the WPG Funds’ investments and portfolio management techniques, some of which entail risks, is included in the SAI.

More About the WPG Funds’ Principal Investments and Risks

Derivative Contracts. Each Fund may, but need not, use derivative contracts for any of the following purposes:

•	To seek to hedge against the possible adverse impact of changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be bought;

•	As a substitute for buying or selling currencies or securities; or

•	To seek to enhance the Fund’s return in non-hedging situations.

Examples of derivative contracts include: futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts; and interest rate or currency swaps. Only the Small Cap Value Fund may use derivative contracts involving foreign currencies. A derivative contract will obligate or entitle a Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities in that the counterparty may default on its payment obligations or become insolvent. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

Equity Investments. The Large Cap Growth Fund and Small Cap Value Fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and REITs, and equity participations.

Fixed Income Investments. The Core Bond Fund may invest in all types of fixed income securities. The Large Cap Growth Fund and Small Cap Value Fund may invest a portion of their assets in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including (without limitation) fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

The credit quality of securities held in a Fund’s portfolio is determined at the time of investment. If a security is rated differently by multiple ratings organizations, a Fund treats the security as being rated in the higher rating category. A Fund may choose not to sell securities that are downgraded below the Fund’s minimum accepted credit rating after their purchase.

Foreign Securities. All of the Funds may invest in U.S. dollar-denominated or traded securities of foreign issuers. In addition, the WPG Small Cap Value Fund may invest in securities traded or denominated in foreign currencies. Investments in securities of foreign entities and securities denominated or traded in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of a Fund’s assets denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

Mortgage-Backed Securities. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. Government. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of

48

these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities are particularly subject to prepayment risk. A Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Interest only instruments are particularly subject to extension risk. Mortgage derivatives and structural securities often employ features that have the effect of leverage. As a result, small changes in interest or prepayment rates may cause large and sudden price movements, especially compared to an investment in a security that is not leveraged. Mortgage derivatives can also become illiquid and hard to value in declining markets.

The Core Bond Fund may use mortgage dollar rolls to finance the purchase of additional investments. Dollar rolls expose a Fund to the risk that it will lose money if the additional investments do not produce enough income to cover the Fund’s dollar roll obligations. In addition, if the Adviser’s prepayment assumptions are incorrect, a Fund may have performed better had the Fund not entered into the mortgage dollar roll.

Other Investment Companies. Each of the WPG Funds may invest up to 10% of its total assets in the securities of other investment companies not affiliated with the Adviser, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Among other things, the Funds may invest in money market mutual funds for cash management purposes by “sweeping” excess cash balances into such funds until the cash is invested or otherwise utilized. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.

Portfolio Turnover. The WPG Funds may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading may also increase transaction costs, which could detract from the Funds’ performance.

Securities Lending. The WPG Funds may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by a Fund will not exceed 33 1/3% of the value of the Fund’s total assets. A Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

Temporary Investments. Each of the WPG Funds may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment goal.

Disclosure of Portfolio Holdings

Each Fund’s complete portfolio holdings, except the Robeco Boston Partners Long/Short Equity Fund, are publicly available on the Adviser’s website at www.robecoinvest.com as of each calendar quarter (March 31, June 30, September 30 and December 31) 30 days following the quarter end. The complete long positions of the Robeco Boston Partners Long/Short Equity Fund are publicly available on the Adviser’s website at www.robecoinvest.com as of each calendar quarter (March 31, June 30, September 30 and December 31) 30 days following the quarter end. Any postings will remain available on the website at least until the Funds file with the SEC their semi-annual or annual shareholder report or quarterly portfolio holdings report that includes such period. A further description of the Company’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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MANAGEMENT OF THE FUNDS

Investment Adviser

Robeco, located at 909 Third Avenue, 31st Floor, New York, New York 10022, provides investment advisory services to the Robeco Boston Partners Large Cap Value Fund, Robeco Boston Partners Mid Cap Value Fund, Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners All-Cap Value Fund, Robeco Boston Partners Long/Short Equity Fund and the WPG Funds. Robeco is a subsidiary of Robeco Groep N.V., a Dutch public limited liability company (“Robeco Groep”). Effective January 1, 2007, Boston Partners Asset Management, L.L.C. (“Boston Partners”) and Weiss, Peck and Greer Investments (“WPG”), the former entities that provided investment advisory services to the Boston Partners Funds and WPG Funds, respectively, merged into and with Robeco USA, Inc., with Robeco USA, Inc. remaining as the surviving entity. All employees of Boston Partners and WPG are employees of the surviving entity as of that date. In addition, effective January 1, 2007, Robeco USA, Inc., which had been doing business under the name Robeco Investment Management, officially changed its name to Robeco Investment Management, Inc. Founded in 1929, Robeco Groep is one of the world’s oldest asset management organizations.

The Adviser provides investment management and investment advisory services to investment companies and other institutional and proprietary accounts. As of September 30, 2006, Robeco Groep, through its investment management subsidiaries, had approximately $174 billion in assets under management.

Subject to the general supervision of the Company’s Board of Directors, the Adviser manages the Funds’ portfolios and is responsible for the selection and management of all portfolio investments of the Funds in accordance with the Funds’ investment objectives and policies.

A discussion regarding the basis for the Company’s Board of Directors’ approval of each Fund’s investment advisory agreement with the Adviser is available in the Funds’ annual report to shareholders dated August 31, 2006.

Portfolio Managers

The investment results for different strategies of the Adviser are not solely dependent on any one individual. There is a common philosophy and approach that is the backdrop for all of the investment strategies of the Adviser. This philosophy is then executed through a very disciplined investment process managed by the designated portfolio manager for each of the strategies. This manager will be supported, not only by a secondary manager, but by the Adviser’s general research staff and, very often, by dedicated analysts to the particular strategy.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Robeco Boston Partners Large Cap Value Fund

Mark E. Donovan and David J. Pyle are the primary portfolio managers for the Fund and are both senior portfolio managers of Robeco. Mr. Donovan is Chairperson of Robeco’s Equity Strategy Committee which oversees the investment activities of Robeco’s $4.3 billion in large cap value institutional equity assets. Prior to joining Boston Partners in 1995, Mr. Donovan was a Senior Vice President and Vice Chairman of The Boston Company Asset Management, Inc.’s Equity Policy Committee. Mr. Donovan is a Chartered Financial Analyst (“CFA”) and has over 23 years of investment experience. Mr. Pyle is an equity portfolio manager for Robeco Boston Partners’ Large Cap Value portfolio, and prior to that position, he was a research analyst and specialized in the utilities, insurance, leisure & lodging, packaging, publishing, and computer equipment & services sectors of the equity market. Prior to joining Boston Partners in January 2000, Mr. Pyle was employed by State Street Research as an Equity Analyst and Associated Portfolio Manager working for the Value Group.

During the fiscal year ended August 31, 2006, the Adviser reduced its contractual advisory fee from 0.75% of the Fund’s average daily net assets to 0.60% of the Fund’s average daily net assets. For the fiscal year ended August 31, 2006, the Fund paid 0.67% (expressed as a percentage of average net assets) to the Adviser for its services.

Robeco Boston Partners Mid Cap Value Fund

Steven L. Pollack and Joseph F. Feeney, Jr. are the primary portfolio managers for the Fund and are both senior portfolio managers of Robeco. Mr. Pollack is a member of the Robeco’s Equity Strategy Committee. He oversees the investment activities of Robeco’s $361 million Mid Cap product. Prior to joining Boston Partners, Mr. Pollack was employed by Hughes Investment Management Co. where he was a portfolio manager responsible for managing a portion of the pension plan and overseeing outside investment managers. Mr. Pollack has over 20 years of investment experience and is a CFA.

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Mr. Feeney is a member of the Equity Investment Team and the Director of Research with Robeco. He has oversight of Robeco’s Fundamental and Quantitative Research Groups and serves as a member of the Equity Strategy Committee. Prior to joining Boston Partners, Mr. Feeney worked for Putnam Investments and Bank of Boston. Mr. Feeney has a total of 19 years of investment experience.

For the fiscal year ended August 31, 2006, the Fund paid 0.80% (expressed as a percentage of average net assets) to the Adviser for its services.

Robeco Boston Partners Small Cap Value Fund II

David M. Dabora is the primary portfolio manager for the Fund and George Gumpert is the secondary manager. Mr. Dabora is a senior portfolio manager of Robeco. Mr. Dabora oversees the investment activities of Robeco’s $1.2 billion Small Capitalization and $816 million Small Capitalization II products. Prior to taking on day-to-day responsibilities for the Small Cap Value Fund II, Mr. Dabora was an assistant portfolio manager/analyst of the premium equity product of Robeco, an all-cap value institutional product. Before joining Robeco in April 1995, Mr. Dabora had been employed by The Boston Company Asset Management, Inc. since 1991 as a senior equity analyst. Mr. Dabora has over 17 years of investment experience and is a CFA. Mr. Gumpert is an Assistant Portfolio Manager for Robeco’s Small Cap Value Products. Previously, he was a research analyst and specialized in the small capitalization sectors of the equity market. Prior to joining Boston Partners, Mr. Gumpert was a commodities analyst at AIG International Asset Management. Mr. Gumpert holds a B.A. degree in Economics from Amherst College. he is a member of the CFA Institute and the Security Analysts Society of San Francisco.

For the fiscal year ended August 31, 2006, the Fund paid 1.25% (expressed as a percentage of average net assets) to the Adviser for its services.

Robeco Boston Partners All-Cap Value Fund

Duilio Ramallo is the primary portfolio manager for the Fund. Mr. Ramallo is an equity portfolio manager for Robeco’s Premium Equity product, and prior to this position, he was the assistant portfolio manager for the Small Cap Value products. Prior to his portfolio management roles, Mr. Ramallo was a research analyst for Boston Partners. Prior to joining Boston Partners in December 1995, Mr. Ramallo spent three years with Deloitte & Touche L.L.P.

During the fiscal year ended August 31, 2006, the Adviser reduced its contractual advisory fee from 1.00% of the Fund’s average daily net assets to 0.80% of the Fund’s average daily net assets. For the fiscal year ended August 31, 2006, the Fund paid 0.89% (expressed as a percentage of average net assets) to the Adviser for its services.

Robeco Boston Partners Long/Short Equity Fund

Robert T. Jones is the primary portfolio manager for the Fund and Mark E. Donovan is the secondary portfolio manager. Mr. Jones is a senior portfolio manager employed by Robeco and is a member of Robeco’s Equity Strategy Committee. Mr. Jones also oversees the investment activities of Robeco’s long/short strategy products which, in addition to the Fund, includes two similar limited partnership private investment funds, two separately managed accounts and an offshore fund of Robeco. Prior to taking on day-to-day responsibilities for the Long/Short Equity Fund, Mr. Jones served as portfolio manager of the large cap value and large cap focused institutional equity portfolios in addition to serving as Robeco’s Director of Research. Before joining Boston Partners in April 1995, Mr. Jones spent seven years with The Boston Company Asset Management, Inc., most recently as Vice President and Equity Portfolio Manager managing institutional separate accounts. Mr. Jones has over 17 years of investment experience and is a CFA. See “Robeco Boston Partners Large Cap Value Fund” for information about Mr. Donovan.

For the fiscal year ended August 31, 2006, the Fund paid 2.25% (expressed as a percentage of average net assets) to the Adviser for its services.

Robeco WPG Core Bond Fund

Daniel S. Vandivort and Sid Bakst are the primary portfolio managers for the Fund. Since 1995, Mr. Vandivort has served as the senior managing director of Robeco. He is the senior macro economic policymaker for the fixed income group for Robeco. His influence in this regard directly impacts decisions in managing the weightings of sectors and yield curve weighting for the Fund. The “yield curve” is a graph representing yields offered for U.S. Treasury securities with maturities ranging from three months to 30 years. Mr. Vandivort currently serves as President of Robeco. Since 1998, Mr. Bakst has served as the managing director of Robeco. He is involved in the day-to-day management of the Fund including the selection of specific issuers and determining attractive prices at which to execute individual transactions within the investment grade corporate bond sector.

For the fiscal year ended August 31, 2006, the Fund paid 0.45% (expressed as a percentage of average net assets) to the Adviser for its services.

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Robeco WPG Large Cap Growth Fund

Easton Ragsdale and Peter Albanese serve as co-portfolio managers of the Fund. Since 2003, Mr. Ragsdale has served as managing director of Robeco. Prior thereto, Mr. Ragsdale was the managing director and associate head of equity at State Street Research & Management Co. Since 2003, Mr. Albanese has served as principal of Robeco. Prior thereto, Mr. Albanese served as senior vice president of US Trust Co. of New York. All portfolio management responsibilities are shared between Mr. Ragsdale and Mr. Albanese. Each of the co-managers has specific sectors for which he is responsible. As co-portfolio managers, they seek to reach a consensus whenever practical. However, as Head of Quantitative Equities, if there is a disagreement, Mr. Ragsdale’s decision is final.

For the fiscal year ended August 31, 2006, the Fund paid 0.75% (expressed as a percentage of average net assets) to the Adviser for its services.

Robeco WPG Small Cap Value Fund

Richard Shuster and Gregory Weiss serve as co-portfolio managers. Mr. Shuster is the senior portfolio manager. He has served as managing director of Robeco since 1999 as well as head of the Adviser’s Small Cap Value Team. Prior thereto, Mr. Shuster served as managing director with APM Partners, LP. Mr. Weiss has served as managing director, portfolio manager and research analyst of Robeco since 1999. Prior thereto, Mr. Weiss was an equity analyst at Bear Stearns & Co. Although each manager is responsible for selecting individual securities in different sectors, Mr. Shuster has ultimate veto power and is responsible for cash weighting, sector allocations, and capitalization weightings.

For the fiscal year ended August 31, 2006, the Fund paid 0.90% (expressed as a percentage of average net assets) to the Adviser for its services.

Marketing Arrangement

On July 20, 2005, Robeco USA L.L.C. entered into an agreement with Harbor Capital Advisors, Inc. (“Harbor”), an affiliate of the Adviser, pursuant to which Harbor will market all classes of shares of the Core Bond Fund, including the Investor Class Shares, to institutional investors that utilize one or more of the investment strategies offered by Robeco USA L.L.C. For these services, Robeco, successor to Robeco USA, L.L.C., will pay Harbor 0.10% of the net assets in the investor accounts. This fee will be calculated by Robeco on a monthly basis with the fee for each month calculated using an average of the value of the assets in investor accounts on the first business day of the month and the last business day of the month. The fee will be paid by Robeco to Harbor quarterly in arrears.

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Other Service Providers

The following chart shows the Funds’ service providers and includes their addresses and principal activities.

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SHAREHOLDER INFORMATION

Pricing of Fund Shares

Institutional Class shares of the Funds (“Shares”) are priced at their net asset value (“NAV”). The NAV per share of each Fund is calculated as follows:

Value of Assets Attributable to the Institutional Class
NAV – =	Value of Liabilities Attributable to the Institutional Class

Number of Outstanding Shares of the Institutional Class

Each Fund’s NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases of Fund shares at the NAV next determined after receipt of your order or request in proper form. The Fund will effect redemptions of Fund shares at the NAV next calculated after receipt of your order in proper form.

A Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”). Equity securities listed on NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. When prices are not available from such services or are deemed to be unreliable, securities may be valued by dealers who make markets in such securities. Foreign securities, currencies and other securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. If a Fund holds foreign equity securities, the calculation of the Fund’s NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund’s portfolio, since these securities are traded on foreign exchanges.

If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. In such instances, a foreign security may be fair valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses).

MarketTiming

In accordance with the policy adopted by the Company’s Board of Directors, the Company discourages market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by long-term shareholders. The Company and the Adviser reserve the right to reject or restrict purchase requests from any investor. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company’s (or the Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company or the Adviser, has been or may be disruptive to a Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

To deter excessive shareholder trading, the Small Cap Value Fund II and the Long/Short Equity Fund generally charge a redemption fee of 1% and 2%, respectively, on shares redeemed that have been held for less than one year. The WPG Funds generally charge a redemption fee of 2% on shares redeemed within 60 days of purchase. In addition, the Funds generally limit the number of exchanges to six (6) times per year (one exchange per calendar month). For further

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information on redemptions and exchanges, please see the sections titled “Shareholder Information-Redemption of Fund Shares” and “Shareholder Information-Exchange Privilege.”

Shareholder Service Fees

The Board of Directors of the Company has adopted a Shareholder Services Plan (the “Plan”) for the Fund’s Institutional Class shares authorizing the Fund to pay securities dealers, plan administrators or other service organizations (“Service Organizations”) who agree to provide certain shareholder and administrative services to plans or plan participants holding Institutional Class shares of the Fund a service fee at an annual rate of up to 0.10% of the average daily net asset value of Institutional Class Shares beneficially owned by such plan participants. The services provided under the Plan include acting as a shareholder of record, processing purchase and redemption orders, maintaining participant account records and answering participant questions regarding the Funds. Please find more information on Service Organizations under the section entitled “Purchase of Fund Shares — Purchases through Intermediaries” in this Prospectus.

Purchase of Fund Shares

Shares representing interests in the Funds are offered continuously for sale by PFPC Distributors, Inc. (the “Distributor”).

Purchases Through Intermediaries. Shares of the Funds may also be available through certain brokerage firms, financial institutions and other industry professionals (collectively, “Service Organizations”). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company’s pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by the Fund in good order, PFPC Inc. (the “Transfer Agent”) will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the appropriate Fund’s NAV next computed after they are deemed to have been received by the Service Organization or its authorized designee.

The Company relies upon the integrity of Service Organizations to ensure that orders are timely and properly submitted. Each Fund cannot assure you that a Service Organization properly submitted to it all purchase and redemption orders received from the Service Organization’s customers before the time for determination of the Fund’s NAV in order to obtain that day’s price.

For administration, subaccounting, transfer agency and/or other services, the Adviser may pay Service Organizations and certain recordkeeping organizations a fee (the “Service Fee”) of the average annual net asset value of accounts with the Company maintained by such Service Organization or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

General. You may also purchase Shares of each Fund at the NAV per share next calculated after your order is received by the Transfer Agent in proper form as described below. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records. The minimum initial investment and the minimum additional investment in the Funds is as follows:

	Initial Investment		Additional Investment
Boston Partners Funds	$100,000		$5,000
All WPG Funds except Core Bond Fund	$100,000	*	$100
Core Bond Fund	$50,000		$5,000

*	Shareholders of the Large Cap Growth and Small Cap Value Funds prior to April 29, 2005 will not be subject to the minimum initial investment requirement disclosed in the above table with respect to accounts held in such shareholders’ record names prior to such date. The minimum initial investment requirement for such shareholders will be $2,500.

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The minimum initial and subsequent investment requirements may be reduced or waived from time to time. For purposes of meeting the minimum initial purchase, purchases by clients which are part of endowments, foundations or other related groups may be combined. You can only purchase Shares of each Fund on days the NYSE is open and through the means described below. Shares may be purchased by principals and employees of the Adviser and its subsidiaries and by their spouses and children either directly or through any trust that has the principal, employee, spouse or child as the primary beneficiaries, their individual retirement accounts, or any pension and profit-sharing plan of the Adviser and its subsidiaries without being subject to the minimum investment limitations.

Initial Investment By Mail. An account may be opened by completing and signing the application included with this Prospectus and mailing it to the Transfer Agent at the address noted below, together with a check ($100,000 minimum, except Core Bond Fund $50,000) payable to the Fund. Third party checks will not be accepted.

Regular Mail:	Overnight Mail:

Robeco [name of Fund]	Robeco [name of Fund]
c/o PFPC Inc.	c/o PFPC Inc.
P.O. Box 9816	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860-1427

The name of the Fund to be purchased should be designated on the application and should appear on the check. Payment for the purchase of Shares received by mail will be credited to a shareholder’s account at the NAV per share of the Fund next determined after receipt of payment in good order.

Initial Investment By Wire. Shares of each Fund may be purchased by wiring federal funds to PNC Bank, N.A. (see instructions below). A completed application must be forwarded to the Transfer Agent at the address noted above under “Initial Investment by Mail” in advance of the wire. For each Fund, notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Request account information and routing instructions by calling the Transfer Agent at (888) 261-4073. Funds should be wired to:

PNC Bank, N.A.

Philadelphia, Pennsylvania 19103

ABA# 0310-0005-3

Account # 86-1108-2507

F/B/O Robeco [name of fund]

Ref. (Account Number)

Shareholder or Account Name

Federal funds wire purchases will be accepted only on days when the NYSE and PNC Bank, N.A. are open for business.

Additional Investments. Additional investments may be made at any time (minimum additional investment $5,000; Large Cap Growth and Small Cap Value Funds $100) by purchasing Shares of any Fund at the NAV per Share of the Fund by mailing a check to the Transfer Agent at the address noted under “Initial Investment by Mail” (payable to Robeco [name of Fund]) or by wiring monies to PNC Bank, N.A. as outlined under “Initial Investment by Wire.” For each Fund, notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days.

Automatic Investment Plan. Additional investments in Shares of the Funds may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through an Automatic Investment Plan (Boston Partners Funds $5,000 minimum/ WPG Funds $50). Investors desiring to participate in an Automatic Investment Plan should call the Transfer Agent at (888) 261-4073.

Retirement Plans. Shares may be purchased in conjunction with individual retirement accounts (“IRAs”) and rollover IRAs where PFPC Trust Company and Mellon Bank N.A. act as custodian for the Boston Partners Funds and for the WPG Funds, respectively. A $15.00 custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Transfer Agent at (888) 261-4073. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best

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interests of the Funds. Subject to Board of Directors’ discretion, the Adviser will monitor each Fund’s total assets and may decide to close any of the Funds at any time to new investments or to new accounts due to concerns that a significant increase in the size of a Fund may adversely affect the implementation of the Fund’s strategy. Subject to Board of Directors’ discretion, the Adviser may also choose to reopen a closed Fund to new investments at any time, and may subsequently close such Fund again should concerns regarding the Fund’s size recur. If a Fund closes to new investments, generally the closed Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

a.	Persons who already hold Shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Company,

b.	Existing and future clients of financial advisers and planners whose clients already hold Shares of the closed Fund,

c.	Employees of the Adviser and their spouses, parents and children, and

d.	Directors of the Company.

Other persons who are shareholders of other Robeco Boston Partners Funds are not permitted to acquire Shares of the closed Fund by exchange. Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to the Board of Directors’ discretion, reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Funds’ Shares will be made in full and fractional shares of the Fund calculated to three decimal places.

The Company’s officers are authorized to waive the minimum initial and subsequent investment requirements.

Currently, the Robeco Boston Partners Small Cap Value Fund II is closed to new investors, subject to the limitations discussed above. In addition, the Robeco Boston Partners Long/Short Equity Fund is closed to new and existing shareholders, except defined contribution plans (excluding IRA accounts) currently invested in the Fund.

Good Order. You must include complete and accurate required information on your purchase request. Please see “Purchase of Fund Shares” for instructions. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor’s Shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s Shares when an investor’s identity cannot be verified.

Redemption of Fund Shares

Normally, your investment firm will send your request to redeem Shares to the Fund’s transfer agent. Consult your investment professional for more information. You can redeem some or all of your Fund Shares directly through the Fund only if the account is registered in your name. All IRA shareholders must complete an IRA withdrawal form to redeem shares from their IRA account.

You may redeem Shares of the Funds at the next NAV calculated after a redemption request is received by the Transfer Agent in proper form. You can only redeem Shares on days the NYSE is open and through the means described below.

You may redeem Shares of each Fund by mail, or, if you are authorized, by telephone (excluding retirement accounts where PFPC Trust Company and Mellon Bank N.A. act as custodians for the Boston Partners Funds and for the WPG Funds, respectively). The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by a Fund. There is generally no charge for a redemption. However, with the exception of defined contribution plans, if a shareholder of the Robeco Boston Partners Small Cap Value Fund II or Robeco Boston Partners Long/Short Equity Fund redeems Shares held for less than one year, a transaction fee of 1%

or 2%, respectively, of the NAV of the Shares redeemed at the time of redemption will be charged. In addition, with the

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exception of defined contribution plans, if a shareholder of the WPG Funds redeems Shares held for less than 60 days, a transaction fee of 2% of the NAV of the Shares redeemed at the time of redemption will be charged. For purposes of this redemption feature, Shares purchased first will be considered to be Shares first redeemed.

Redemption By Mail. Your redemption requests should be addressed to Robeco [name of Fund], c/o PFPC Inc., P.O. Box 9816, Providence, RI 02940; for overnight delivery, requests should be addressed to Robeco [name of Fund], c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 and must include:

a.	Name of the Fund;

b.	Account number;

c.	Your Share certificates, if any, properly endorsed or with proper powers of attorney;

d.	A letter of instruction specifying the number of Shares or dollar amount to be redeemed, signed by all registered owners of the Shares in the exact names in which they are registered;

e.	Medallion signature guarantees are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s) or (ii) the redemption request is for $10,000 or more. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

f.	Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Redemption By Telephone. In order to request a telephone redemption, you must have returned your account application containing a telephone election. To add a telephone redemption option to an existing account, contact the Transfer Agent by calling (888) 261-4073. Please note that IRA accounts are not eligible for telephone redemptions.

Once you are authorized to utilize the telephone redemption option, a redemption of Shares may be requested by calling the Transfer Agent at (888) 261-4073 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the telephone redemption option or the telephone exchange option is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent’s records of such instructions are binding and shareholders, not the Company or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or the Transfer Agent to be genuine. The Company and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Transaction Fee on Certain Redemptions of the Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund and the WPG Funds

The Robeco Boston Partners Small Cap Value Fund II requires the payment of a transaction fee on redemptions of Shares held for less than one year equal to 1.00% of the NAV of such Shares redeemed at the time of redemption. The Robeco Boston Partners Long/Short Equity Fund requires the payment of a transaction fee on redemption of Shares held for less than one year equal to 2.00% of the NAV of such Shares redeemed at the time of redemption. The Robeco WPG Funds require the payment of a transaction fee on redemption of Shares held for less than 60 days equal to 2.00% of the NAV of such Shares redeemed at the time of redemption. This additional transaction fee is paid to each Fund, NOT to the Adviser, Distributor or Transfer Agent. It is NOT a sales charge or a contingent deferred sales charge. The fee does not apply to defined contribution plans or to redeemed Shares that were purchased through reinvested dividends or capital gain distributions. The additional transaction fee is intended to limit short-term trading in each Fund or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. These costs include: (i) brokerage costs; (ii) market impact costs — i.e., the decrease in market prices which may result when a Fund sells certain securities in order to raise cash to meet the redemption request; (iii) the realization of capital gains by the other shareholders in each Fund; and (iv) the effect of the “bid-ask” spread in the

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over-the-counter market. The transaction fee represents each Fund’s estimate of the brokerage and other transaction costs which may be incurred by each Fund in disposing of stocks in which each Fund may invest. Without the additional transaction fee, each Fund would generally be selling its shares at a price less than the cost to each Fund of acquiring the portfolio securities necessary to maintain its investment characteristics, resulting in reduced investment performance for all shareholders in the Funds. With the additional transaction fee, the transaction costs of selling additional stocks are not borne by all existing shareholders, but the source of funds for these costs is the transaction fee paid by those investors making redemptions of the Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund or the WPG Funds. The Funds reserve the right, at their discretion, to waive, modify or terminate the additional transaction fee.

Each Fund will use the first-in, first-out method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of Shares held in your account. The short-term redemption fee will be assessed on the net asset value of those Shares calculated at the time the redemption is effected.

Systematic Withdrawal Plan — WPG Funds only. If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to the Transfer Agent at P.O. Box 9816, Providence, RI 02940. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $50. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at NAV. To provide funds for payment, Shares will be redeemed in such amounts as are necessary at the redemption price. The systematic withdrawal of Shares may reduce or possibly exhaust the Shares in your account, particularly in the event of a market decline. As with other redemptions, a systematic withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect and, while a Systematic Withdrawal Plan is in effect, you may not make periodic investments under the Automatic Investment Plan. You will receive a confirmation of each transaction and the Share and cash balance remaining in your plan. The plan may be terminated on written notice by the shareholder or by a Fund and will terminate automatically if all Shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Funds’ transfer agent at least ten Business Days prior to the end of the month preceding a scheduled payment.

Involuntary Redemption. The Funds reserve the right to redeem a shareholder’s account in any Fund at any time the value of the account in such Fund falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in a Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed. The transaction fee applicable to the Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund and the WPG Funds will not be charged when Shares are involuntarily redeemed.

Other Redemption Information. Redemption proceeds for Shares of the Funds recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Funds to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by a Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of a Fund.

Proper Form. You must include complete and accurate required information on your redemption request. Please see “Redemption of Fund Shares” for instructions. Redemption requests not in proper form may be delayed.

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Exchange Privilege

The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Institutional Class Shares of any Robeco Investment Fund for Institutional Class Shares of another Robeco Investment Fund, up to six (6) times per year (one exchange per calendar month). Such an exchange will be effected at the NAV of the exchanged Institutional Class Shares and the NAV of the Institutional Class Shares to be acquired next determined after PFPC’s receipt of a request for an exchange. An exchange of the Robeco Boston Partners Small Cap Value Fund II or Robeco Boston Partners Long/Short Equity Fund Shares held for less than one year (with the exception of Shares purchased through dividend reinvestment or the reinvestment of capital gains) will be subject to a transaction fee of 1.00% with respect to the Robeco Boston Partners Small Cap Value Fund II and 2.00% with respect to the Robeco Boston Partners Long/Short Equity Fund. An exchange of the Robeco WPG Core Bond Fund, Robeco WPG Large Cap Growth Fund or Robeco WPG Small Cap Value Fund held for less than 60 days (with the exception of Shares purchased through dividend reinvestment or the reinvestment of capital gains) will be subject to a transaction fee of 2.00% with respect to the Robeco WPG Core Bond Fund, Robeco WPG Large Cap Growth Fund or Robeco WPG Small Cap Value Fund. An exchange of Shares will be treated as a sale for federal income tax purposes. A shareholder may make an exchange by sending a written request to the Transfer Agent or, if authorized, by telephone (see “Redemption by Telephone” above). Defined contribution plans are not subject to the above exchange limitations, including any applicable redemption fee.

If the exchanging shareholder does not currently own Institutional Class Shares of the Fund, a new account will be established with the same registration, dividend and capital gain options as the account from which Shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. See “Redemption by Mail” for information on signature guarantees. The exchange privilege may be modified or terminated at any time, or from time to time, by the Funds, upon 60 days’ written notice to shareholders.

If a shareholder wants to exchange shares into a new account in a Fund, the dollar value of the Shares acquired must equal or exceed the Fund’s minimum investment requirement for a new account. If a shareholder wants to exchange shares into an existing account, the dollar value of the shares must equal or exceed the Fund’s minimum investment requirement for additional investments. If an amount remains in the Fund from which the exchange is being made that is below the minimum account value required, the account will be subject to involuntary redemption.

The Funds’ exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege, which may potentially disrupt the management of the Funds and increase transaction costs, the Funds have established a policy of limiting excessive exchange activity. Shareholders are entitled to six (6) exchange redemptions (one exchange per calendar month) from each Fund during any twelve-month period. Notwithstanding these limitations, the Funds reserve the right to reject any purchase request (including exchange purchases from other Robeco Investment Funds) that is deemed to be disruptive to efficient portfolio management.

Dividends and Distributions

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

The Core Bond Fund will declare dividends from net investment income daily and pay such dividends monthly. The Robeco Boston Partners Funds, Robeco WPG Large Cap Growth Fund and Robeco WPG Small Cap Value Fund will declare and pay dividends from net investment income annually. Ordinary income for the Large Cap Growth Fund and the Small Cap Value Fund, in certain circumstances, may be “qualified dividend income” taxable to individual shareholders at a maximum 15% U.S. federal income tax rate as described below. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Funds at least annually. The estimated amount of any annual distribution will be posted to Robeco’s website at www.robecoinvest.com or a free copy may be obtained by calling (888) 261-4073.

The Funds may pay additional distributions and dividends at other times if necessary for a Fund to avoid U.S. federal tax. The Funds’ distributions and dividends, whether received in cash or reinvested in additional Fund Shares, are subject to U.S. federal income tax.

Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

60

Federal Taxes. Each Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 15%. You will be notified annually of the tax status of distributions to you.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations. In addition, the Core Bond Fund does not expect to pay dividends eligible for this treatment because it will generally invest in debt instruments and not in shares of stock on which dividend income will be received.

Distributions from a Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

A portion of distributions paid by a Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

Sales and Exchanges. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you sell or exchange them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.)

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Backup Withholding. The Funds may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current withholding rate is 28%.

U.S. Tax Treatment of Foreign shareholders. Distributions by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a “foreign shareholder”) will

61

generally be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate), unless one of the following exceptions applies. Withholding will not apply if a distribution paid by a Fund to a foreign shareholder is “effectively connected” with a U.S. trade or business of the shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of capital gains (aside from capital gains on REIT shares) are not subject to withholding tax, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily may be subject to U.S. income tax if the individual is physically present in the U.S. for more than 182 days during the taxable year. In addition, foreign shareholders who are prepared to file U.S. federal income tax returns should generally be able to obtain a refund of any withholding taxes deducted from distributions attributable to interest earned by the Fund from U.S. sources.

State and Local Taxes. You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of a Fund’s distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Sunset of Tax Provisions. Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will change after 2010. Additionally, the provision exempting foreign shareholders from tax on distributions of short-term capital gains and portfolio interest is scheduled to sunset for the Funds’ taxable years beginning after December 31, 2007.

More information about taxes is contained in the SAI.

Multi-Class Structure

Each Fund, except the Robeco WPG Large Cap Growth and Small Cap Value Funds, also offers Investor Class Shares, which are offered directly to individual investors in a separate prospectus. In addition, the Robeco WPG Core Bond Fund offers Retirement Class Shares to defined contribution plans in a separate prospectus. Shares of each class of a Fund represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Institutional Class Shares of a Fund can be expected to differ from the total return on Investor Class Shares or Retirement Class Shares of the same Fund. Information concerning other classes of the Funds can be requested by calling the Funds at (888) 261-4073.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS’ SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

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ROBECO INVESTMENT FUNDS

of

The RBB Fund, Inc.

(888) 261-4073

http://www.robecoinvest.com

For More Information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Robeco Investment Funds is available free of charge, upon request, including:

Annual/Semi–Annual Reports

These reports contain additional information about each Fund’s investments, describe each Fund’s performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes fund strategies that significantly affected the Funds’ performance during their last fiscal year.

The annual and semi-annual reports to shareholders may be obtained by visiting http://www.robecoinvest.com.

Statement of Additional Information

An SAI, dated December 31, 2006, (as revised January 1, 2007) has been filed with the SEC. The SAI, which includes additional information about the Robeco Investment Funds, may be obtained free of charge, along with the annual and semi–annual reports, by calling (888) 261-4073. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally part of the prospectus). The SAI is not available on the Adviser’s website because a copy may be obtained by calling (888) 261-4073.

Shareholder Inquiries

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday–Friday. Call: (888) 261-4073 or visit the website of Robeco at http://www.robecoinvest.com.

Purchases and Redemptions

Call (888) 261-4073.

Written Correspondence

Street Address:

Robeco Investment Funds, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427

P.O. Box Address:

Robeco Investment Funds, c/o PFPC Inc., P.O. Box 9816, Providence, RI 02940

Securities and Exchange Commission

You may also view and copy information about the Company and the Funds, including the SAI, by visiting the SEC’s Public Reference Room in Washington, DC or the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at (202) 551-8090.

INVESTMENT COMPANY ACT FILE NO. 811–05518

Investor Class

Robeco Investment Funds

of the RBB Fund, Inc.

Prospectus December 31, 2006

as revised January 1, 2007

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Robeco Boston Partners Large Cap Value Fund

Robeco Boston Partners Mid Cap Value Fund

Robeco Boston Partners Small Cap Value Fund II

Robeco Boston Partners All-Cap Value Fund

Robeco Boston Partners Long/Short Equity Fund

Robeco WPG Core Bond Fund

The securities described in this prospectus have been registered with the Securities and Exchange Commission (“SEC”). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.

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A look at the goals, strategies, risks, expenses and financial history of each of the Robeco Investment Funds.

Details about the Robeco Investment Funds’ service providers.

Policies and instructions for opening, maintaining and closing an account in any of the Robeco Investment Funds.

INTRODUCTION 3

DESCRIPTIONS OF THE ROBECO INVESTMENT FUNDS

Robeco Boston Partners Large Cap Value Fund4

Robeco Boston Partners Mid Cap Value Fund9

Robeco Boston Partners Small Cap Value Fund II14

Robeco Boston Partners All-Cap Value Fund20

Robeco Boston Partners Long/Short Equity Fund26

Robeco WPG Core Bond Fund32

More About the Core Bond Fund’s Investments and Risks38

Disclosure of Portfolio Holdings39

MANAGEMENT OF THE FUNDS

Investment Adviser40

Portfolio Managers40

Other Service Providers43

SHAREHOLDER INFORMATION

Pricing of Fund Shares44

Market Timing44

Purchase of Fund Shares45

Redemption of Fund Shares47

Exchange Privilege50

Dividends and Distributions50

Taxes50

Multi-Class Structure52

FOR MORE INFORMATIONBack Cover

2

INTRODUCTION

This Prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the Investor Class of the Robeco Investment Funds of The RBB Fund, Inc. (the “Company”).

The mutual funds of the Company offered by this prospectus represent interests in the Robeco Boston Partners Large Cap Value Fund, Robeco Boston Partners Mid Cap Value Fund, Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners All-Cap Value Fund, Robeco Boston Partners Long/Short Equity Fund (collectively, the “Boston Partners Funds”) and Robeco WPG Core Bond Fund (the “Core Bond Fund”) (each a “Fund” and collectively, the “Funds”). Robeco Investment Management, Inc. (“Robeco” or the “Adviser”) provides investment advisory services to the Funds.

This Prospectus has been organized so that each Fund has its own short section with important facts about the goals, strategies, risks, expenses and financial history of the particular Fund. Once you read the sections about the Funds, read the “Purchase of Fund Shares” and “Redemption of Fund Shares” sections. These two sections apply to all the Funds offered by this Prospectus.

Currently, the Robeco Boston Partners Small Cap Value Fund II is closed to new investors. In addition, the Robeco Boston Partners Long/Short Equity Fund is closed to new and existing shareholders, except defined contribution plans (excluding IRA accounts) currently invested in the Fund. Please read “Other Purchase Information” beginning on page 46 for more information.

3

ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND

IMPORTANT DEFINITIONS

Equity Security: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Value Characteristics: Stocks are generally divided into the categories of “growth” or “value.” Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

Earnings Growth: The increased rate of growth in a company’s earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

Investment Goals

The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

Primary Investment Strategies

The Fund pursues its goals by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with a market capitalization of $1 billion or greater and identified by the Adviser as having value characteristics. The Fund will notify shareholders 60 days in advance of any change to this policy.

The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals, such as return on equity and earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Fund may also invest up to 20% of its total assets in non U.S. dollar-denominated securities.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Fund may participate as a purchaser in initial public offerings of securities (“IPO”). An IPO is a company’s first offering of stock to the public.

In general, the Fund’s investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

While the Adviser intends to fully invest the Fund’s assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

Key Risks

•	At least 80% of the Fund’s net assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value (“NAV”) of the Fund will change with changes in the market value of its portfolio positions.

•	Investors may lose money.

•	Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•	The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund’s assets are invested in cash or these instruments, the Fund may not achieve its investment objective.

•	International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

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•	If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund’s performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 125%; however, it may be higher if the Adviser believes it will improve the Fund’s performance.

•	IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

•	Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

Risk/Return Information

The chart below illustrates the long-term performance of the Robeco Boston Partners Large Cap Value Fund’s Investor Class. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced.

Total Returns for the Calendar Years Ended December 31:

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:            14.95% (quarter ended June 30, 2003)

Worst Quarter:       (18.14)% (quarter ended September 30, 2000)

Year-to-date total return for the nine months ended September 30, 2006: 9.95%.

5

Average Annual Total Returns

The table below compares average annual total returns of the Fund’s Investor Class both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of broad-based securities market indices for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the one year, five year and since inception periods compare with those of broad measures of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

	Average Annual Total Returns for the Periods Ended December 31, 2005
	1 Year	5 Years	Since Inception (1)
Robeco Boston Partners Large Cap Value Fund
Return Before Taxes	10.47%	5.95%	8.65%
Return After Taxes on Distributions	7.85%	4.45%	7.10%
Return After Taxes on Distributions and Sale of Fund Shares	9.44%	4.45%	6.74%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)(2)	4.89%	0.54%	7.10%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)(3)	7.05%	5.28%	9.43%

(1)	Commenced operations on January 16, 1997.

(2)	The S&P 500® Index is an unmanaged index composed of 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500® Index assigns relative values to the stocks included in the index, weighted according to each stock’s total market value relative to the total market value of the other stocks included in the index. Currently, the market capitalization range of the companies in the S&P 500® Index is $1.6 billion to $444 billion. Please note that this range is as of a particular point in time and is subject to change.

(3)	The Russell 1000® Value Index is not the primary benchmark of the Fund. Results of the index’s performance are presented for general comparative purposes. The Russell 1000® Value Index is an unmanaged index composed of the 1,000 largest securities in the Russell 3000® Index as ranked by total market capitalization. This index is segmented into growth and value categories. Currently, the market capitalization range of the companies in the Russell 1000® Value Index is $1.6 billion to $444.7 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 1000® Value Index contains stocks from the Russell 3000® with less than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. The Russell 1000® Value Index is a registered trademark of the Frank Russell Corporation.

6

Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund. The table is based on expenses for the Investor Class of the Fund for the fiscal year ended August 31, 2006.

Investor Class
Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)

Management fees	0.60%
Distribution (12b-1) fees	0.25%
Other Expenses (1)	0.62%

Total annual Fund operating expenses	1.47%
Fee waivers (2)	(0.47)%

Net expenses	1.00%

*	Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

(1)	“Other expenses” include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Investor Class. A $15.00 custodial maintenance fee is charged per IRA account per year.

(2)	The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2007, to the extent that Total annual Fund operating expenses exceed 1.00%. The 1.00% expense limitation arrangement was effective on March 31, 2006.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
Investor Class	$102	$420	$761	$1,724

*	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2007. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

7

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund’s financial statements audited by PricewaterhouseCoopers LLP, the Fund’s former independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual report for the fiscal year ended August 31, 2006, which is available upon request (see back cover for ordering instructions).

	Large Cap Value Fund
	For the Year Ended August 31, 2006	For the Year Ended August 31, 2005	For the Year Ended August 31, 2004	For the Year Ended August 31, 2003	For the Year Ended August 31, 2002
	Investor Class
Per Share Operating Performance
Net asset value, beginning of period	$15.22	$12.86	$11.01	$10.50	$13.73

Net investment income	0.13 *	0.08 *	0.05 *	0.07 *	0.04 *
Net realized and unrealized gain/(loss) on investments	1.57	2.36	1.88	0.57	(1.56)
Dividends to shareholders from:
Net investment income	(0.13)	(0.08)	(0.08)	(0.04)	(0.10)
Net realized capital gains	(2.02)	—	—	(0.09)	(1.61)

Total dividends and distributions to shareholders	(2.15)	(0.08)	(0.08)	(0.13)	(1.71)

Net asset value, end of period	$14.77	$15.22	$12.86	$11.01	$10.50

Total investment return (1)	12.14%	19.04%	17.53%	6.22%	(12.87)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,114	$12,827	$8,112	$5,116	$7,893
Ratio of expenses to average net assets	1.11%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets without waivers and expense reimbursements	1.46%	1.61%	1.47%	1.66%	1.61%
Ratio of net investment income to average net assets	0.87%	0.53%	0.43%	0.66%	0.37%
Portfolio turnover rate	58.04%	76.91%	47.21%	81.13%	88.65%

*	Calculated based on average shares outstanding for the period.

(1)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any.

8

ROBECO BOSTON PARTNERS MID CAP VALUE FUND

IMPORTANT DEFINITIONS

Equity Security: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Value Characteristics: Stocks are generally divided into the categories of “growth” or “value.” Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

Earnings Growth: The increased rate of growth in a company’s earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

Investment Goals

The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

Primary Investment Strategies

The Fund pursues its goals by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with medium market capitalizations and identified by the Adviser as having value characteristics. A medium market capitalization issuer generally is considered to be one whose market capitalization is, at the time the Fund makes the investment, similar to the market capitalization of companies in the Russell Midcap® Value Index, which is comprised of those companies in the Russell Midcap® Index with lower price to book ratios and lower forecasted growth values and with a market capitalization range currently between $700 million and $26.7 billion. Please note that this range is as of a particular point in time and is subject to change. The Fund will notify shareholders 60 days in advance of any change in the 80% policy stated above.

The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals such as return on equity, and earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Fund may also invest up to 20% of its total assets in non U.S. dollar-denominated securities.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Fund may participate as a purchaser in initial public offerings of securities (“IPO”). An IPO is a company’s first offering of stock to the public.

In general, the Fund’s investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

While the Adviser intends to fully invest the Fund’s assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

Key Risks

•	At least 80% of the Fund’s net assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value (“NAV”) of the Fund will change with changes in the market value of its portfolio positions.

•	Investors may lose money.

•	Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•	International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•	The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund’s assets are invested in cash or these instruments, the Fund may not achieve its investment objective.

•	If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund’s performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 150%; however, it may be higher if the Adviser believes it will improve the Fund’s performance.

9

•	IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

•	Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•	Securities of companies with mid-size capitalizations tend to be riskier than securities of companies with large capitalizations. This is because mid cap companies typically have smaller product lines and less access to liquidity than large cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of mid cap companies tend to be less certain than large cap companies, and the dividends paid mid cap stocks are frequently negligible. Moreover, mid cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market. Consequently, securities of mid cap companies tend to be more volatile than those of large cap companies.

Risk/Return Information

The chart below illustrates the long-term performance of the Robeco Boston Partners Mid Cap Value Fund’s Investor Class. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:            18.74% (quarter ended June 30, 2003)

Worst Quarter:       (20.89)% (quarter ended September 30, 1998)

Year-to-date total return for the nine months ended September 30, 2006: 5.39%.

10

Average Annual Total Returns

The table below compares the average annual total returns of the Fund’s Investor Class both before and after taxes for the past calendar year, past five years and since inception to the average annual total returns of broad-based securities market indicies for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the one year, five year and since inception periods compare with those of broad measures of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

	Average Annual Total Returns for the Periods Ended December 31, 2005
	1 Year	5 Years	Since Inception (1)
Robeco Boston Partners Mid Cap Value Fund
Returns Before Taxes	9.96%	10.80%	8.83%
Returns After Taxes on Distributions	7.31%	8.13%	7.12%
Returns After Taxes on Distributions and Sale of Fund Shares	8.80%	8.02%	6.85%
Russell 2500™ Index (reflects no deduction for fees, expenses or taxes) (2) (4)	8.11%	9.14%	10.42%
Russell 2500™ Value Index (reflects no deduction for fees, expenses or taxes) (3) (4)	7.74%	13.43%	12.43%
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes) (4)	12.65%	12.21%	12.31%

(1)	Commenced operations on June 2, 1997.

(2)	The Russell 2500™ Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends and is a registered trademark of the Frank Russell Corporation. Currently, the market capitalization range of the companies in the Russell 2500™ Index is $67 million to $8.5 billion. Please note that this range is as of a particular point in time and is subject to change.

(3)	The Russell 2500™ Value Index contains stocks from the Russell 2500™ Index with less than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. Currently, the market capitalization range of the companies in the Russell 2500™ Value Index is $91 million to $7.2 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 2500™ Value Index is a registered trademark of the Frank Russell Corporation.

(4)	The Russell Midcap® Value Index contains stocks from the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. Currently, the market capitalization range of the companies in the Russell Midcap® Value Index is $1.3 billion to $19.3 billion. Please note this range is as of a particular point in time and is subject to change. The Fund has changed the benchmark indices from the Russell 2500™ Index and Russell 2500™ Value Index to the Russell Midcap® Value Index because the Russell Midcap® Value Index more appropriately reflects the types of securities held in the Fund’s portfolio and provides better comparative performance information.

11

Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund. The table is based on expenses for the Investor Class of the Fund for the fiscal year ended August 31, 2006.

Investor Class
Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)

Management fees	0.80%
Distribution (12b-1) fees	0.25%
Other expenses (1)	0.58%

Total annual Fund operating expenses	1.63%
Fee waivers (2)	(0.38)%

Net expenses	1.25%

*	Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

(1)	“Other expenses” include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Investor Class. A $15.00 custodial maintenance fee is charged per IRA account per year.

(2)	The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2007, to the extent that Total annual Fund operating expenses exceed 1.25%.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
Investor Class	$127	$478	$853	$1,907

*	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2007. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

12

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund’s financial statements audited by PricewaterhouseCoopers LLP, the Fund’s former independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual report for the fiscal year ended August 31, 2006, which is available upon request (see back cover for ordering instructions).

	Mid Cap Value Fund
	For the Year Ended August 31, 2006	For the Year Ended August 31, 2005	For the Year Ended August 31, 2004	For the Year Ended August 31, 2003	For the Year Ended August 31, 2002
	Investor Class
Per Share Operating Performance
Net asset value, beginning of period	$13.80	$13.02	$11.43	$9.58	$12.43

Net investment income/(loss)	(0.01)*	—[2]	(0.02)*	0.02 *	(0.02)*
Net realized and unrealized gain/(loss) on investments	0.87	3.13	1.65	1.83	(0.94)
Dividends to shareholders from:
Net investment income	—	—	(0.04)	—	(0.03)
Net realized capital gains	(1.85)	(2.35)	—	—	(1.86)

Total dividends and distributions to shareholders	(1.85)	(2.35)	(0.04)	—	(1.89)

Net asset value, end of period	$12.81	$13.80	$13.02	$11.43	$9.58

Total investment return (1)	6.59%	25.47%	14.08%	19.31%	(9.26)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,334	$4,462	$2,819	$3,159	$6,232
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets without waivers and expense reimbursements	1.70%	1.56%	1.51%	1.65%	1.57%
Ratio of net investment income to average net assets	(0.04)%	(0.22)%	(0.18)%	0.21%	(0.18)%
Portfolio turnover rate	97.30%	74.08%	67.40%	77.87%	99.23%

*	Calculated based on average shares outstanding for the period.

(1)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any.

(2)	Amount is less than $0.01 per share.

13

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II

IMPORTANT DEFINITIONS

Equity Security: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Value Characteristics: Stocks are generally divided into the categories of “growth” or “value.” Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

Earnings Growth: The increased rate of growth in a company’s earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

Investment Goals

The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

Primary Investment Strategies

The Fund pursues its goals by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with small market capitalizations and identified by the Adviser as having value characteristics. A small market capitalization issuer generally is considered to be one whose market capitalization is, at the time the Fund makes the investment, similar to the market capitalization of companies in the Russell 2000® Index, which is comprised of the 2000 smallest companies in the Russell 3000® Index and with a market capitalization range, as of September 30, 2006, between $67 million and $2.9 billion. Please note that this range is as of a particular point in time and is subject to change. The Fund will notify shareholders 60 days in advance of any change in the 80% policy stated above.

The Fund generally invests in the equity securities of small companies. The Adviser will seek to invest in companies it considers to be well managed and to have attractive fundamental financial characteristics. The Adviser believes greater potential for price appreciation exists among small companies since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market. The Fund may invest from time to time a portion of its assets, not to exceed 20% (under normal conditions) at the time of purchase, in companies with larger market capitalizations.

The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals such as return on equity, earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Fund may also invest up to 25% of its total assets in non U.S. dollar-denominated securities.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Fund may participate as a purchaser in initial public offerings of securities (“IPOs”). An IPO is a company’s first offering of stock to the public.

In general, the Fund’s investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

While the Adviser intends to fully invest the Fund’s assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

Key Risks

•	At least 80% of the Fund’s net assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value (“NAV”) of the Fund will fluctuate with changes in the market value of its portfolio positions.

•	Investors may lose money.

•	Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

14

•	The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund’s assets are invested in cash or these instruments, the Fund may not achieve its investment objective.

•	International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•	The Fund will invest in smaller issuers which are more volatile and less liquid than investments in issuers with a market capitalization greater than $1.5 billion. Small market capitalization issuers are not as diversified in their business activities as issuers with market values greater than $1.5 billion and are more susceptible to changes in the business cycle.

•	The small capitalization equity securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser’s judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•	If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund’s performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 175%; however, it may be higher if the Adviser believes it will improve the Fund’s performance.

•	Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•	IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

15

Risk/Return Information

The chart below illustrates the long-term performance of the Robeco Boston Partners Small Cap Value Fund II’s Investor Class. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:         29.19% (quarter ended June 30, 2003)

Worst Quarter:   (21.19)% (quarter ended September 30, 2002)

Year-to-date total return for the nine months ended September 30, 2006: 4.56%.

16

Average Annual Total Returns

The table below compares the average annual total returns of the Fund’s Investor Class both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the one year, five year and since inception periods compare with those of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

	Average Annual Total Returns for the Periods Ended December 31, 2005
	1 Year	5 Years	Since Inception (1)
Robeco Boston Partners Small Cap Value Fund II
Returns Before Taxes	7.54%	18.88%	15.63%
Returns After Taxes on Distributions	5.01%	17.61%	14.65%
Returns After Taxes on Distributions and Sale of Fund Shares	7.41%	16.38%	13.66%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes) (2)	4.71%	13.55%	10.01%

(1)	Commenced operations on July 1, 1998.

(2)	The Russell 2000® Value Index is an unmanaged index that contains stocks from the Russell 2000® Index with less than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. Currently, the market capitalization range of the companies in the Russell 2000® Value Index is $91 million to $2.9 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 2000® Value Index is a registered trademark of the Frank Russell Corporation.

17

Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund. The table is based upon expenses for the Fund for the fiscal year ended August 31, 2006.

Investor Class
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge imposed on purchases	None
Maximum deferred sales charge	None
Maximum sales charge imposed on reinvested dividends	None
Redemption Fee (1)	1.00%
Exchange Fee	None

Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)

Management fees	1.25%
Distribution (12b-1) fees	0.25%
Other Expenses (2)	0.28%

Total annual Fund operating expenses	1.78%
Fee waivers and expense reimbursements (3)	(0.01)%

Net expenses	1.77%

*	Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

(1)	To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 1.00% of the net asset value of all such shares redeemed that have been held for less than one year. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2)	“Other expenses” include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Investor Class. A $15.00 custodial maintenance fee is charged per IRA account per year.

(3)	The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2007, to the extent that Total annual Fund operating expenses exceed 1.80%.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year	5 Year	10 Year
Investor Class	$180	$559	$964	$2,094

18

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund’s financial statements audited by PricewaterhouseCoopers LLP, the Fund’s former independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual report for the fiscal year ended August 31, 2006, which is available upon request (see back cover for ordering instructions).

	Small Cap Value Fund II
	For the Year Ended August 31, 2006	For the Year Ended August 31, 2005	For the Year Ended August 31, 2004	For the Year Ended August 31, 2003	For the Year Ended August 31, 2002
	Investor Class
Per Share Operating Performance
Net asset value, beginning of period	$24.35	$22.53	$20.00	$15.61	$17.09

Net investment income/(loss)	(0.13)**	(0.17)	(0.18)**	(0.12)**	(0.17)**
Net realized and unrealized gain/(loss) on investments	1.54	5.01	2.90	4.49	(1.21)
Dividends to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gains	(3.36)	(3.03)	(0.20)	— (3)	(0.21)

Total dividends and distributions to shareholders	(3.36)	(3.03)	(0.20)	— (3)	(0.21)

Redemption fees	— (3)	0.01	0.01	0.02	0.11

Net asset value, end of period	$22.40	$24.35	$22.53	$20.00	$15.61

Total investment return (1) (2)	6.12%	22.32%	13.69%	28.16%	(7.54)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$230,362	$274,648	$327,569	$279,593	$253,838
Ratio of expenses to average net assets	1.77%	1.78%	1.74%	1.80%	1.79%
Ratio of expenses to average net assets without waivers and expense reimbursements	1.78%	1.79%	1.74%	2.04%	1.92%
Ratio of net investment income to average net assets	(0.58)%	(0.64)%	(0.77)%	(0.77)%	(1.00)%
Portfolio turnover rate	33.60%	37.61%	47.06%	72.72%	119.30%

**	Calculated based on average shares outstanding for the period.

(1)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any.

(2)	Redemption fees are reflected in total return calculations.

(3)	Amount is less than $0.01 per share.

19

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND

IMPORTANT DEFINITIONS

Equity Security: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Value Characteristics: Stocks are generally divided into the categories of “growth” or “value.” Value stocks appear to the Adviser to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to the Adviser to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

Earnings Growth: The increased rate of growth in a company’s earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

Investment Goals

The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

Primary Investment Strategies

The Fund pursues its goals by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers across the capitalization spectrum and identified by the Adviser as having value characteristics. The Fund will notify shareholders 60 days in advance of any change to this policy.

The Adviser examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals, such as return on equity and earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Fund may also invest up to 20% of its total assets in non U.S. dollar denominated securities.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Fund may participate as a purchaser in initial public offerings of securities (“IPO”). An IPO is a company’s first offering of stock to the public.

The Fund may invest up to 10% of its net assets in securities that can be converted into common stock, such as certain debt securities and preferred stock.

The Fund may hedge overall portfolio exposure up to 40% of its net assets through the purchase and sale of index and individual put and call options.

In general, the Fund’s investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing less than 25% of its total assets in any one industry.

While the Adviser intends to fully invest the Fund’s assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

Key Risks

•	At least 80% of the Fund’s net assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value (“NAV”) of the Fund will change with changes in the market value of its portfolio positions.

•	Investors may lose money.

•	Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•	The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund’s assets are invested in cash or these instruments, the Fund may not achieve its investment objective.

20

•	International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•	Investing in securities of companies with micro, small or mid-sized capitalizations tends to be riskier than investing in securities of companies with large capitalizations. Securities of companies with micro, small and mid-sized capitalizations tend to be more volatile than those of large cap companies and, on occasion, may fluctuate in the opposite direction of large cap company securities or the broader stock market averages.

•	Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

•	The small capitalization equity securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser’s judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•	If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund’s performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 125%; however, it may be higher if the Adviser believes it will improve the Fund’s performance.

•	An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may “cover” a call option by owning the security underlying the option or through other means. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations.

•	Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•	IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

21

Risk/Return Information

The chart below illustrates the long-term performance of the Robeco Boston Partners All-Cap Value Fund’s Investor Class. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:         18.47% (quarter ended June 30, 2003)

Worst Quarter:     (4.36)% (quarter ended March 31, 2003)

Year-to-date total return for the nine months ended September 30, 2006: 7.51%.

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Average Annual Total Returns

The table below compares the average annual total returns of the Fund’s Investor Class both before and after taxes for the past calendar year and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the one year and since inception periods compare with those of a broad measure of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

	Average Annual Total Returns for the Periods Ended December 31, 2005
	1 Year	Since Inception (1)
Robeco Boston Partners All-Cap Value Fund
Return Before Taxes	9.57%	15.52%
Return After Taxes on Distributions	8.22%	14.80%
Return After Taxes on Distributions and Sale of Fund Shares	7.31%	13.32%
Russell 3000® Value Index (reflects no deduction for fees, expenses or taxes) (2)	6.85%	11.10%

(1)	Commenced operations on July 1, 2002.

(2)	The Russell 3000® Value Index is an unmanaged index that measures the performance of those Russell 3000® Index companies that typically display lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indices. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Currently, the market capitalization range of the companies in the Russell 3000® Value Index is $91 million to $444 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 3000® Value Index is a registered trademark of the Frank Russell Corporation.

23

Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund. The table is based upon expenses for the Investor Class of the Fund for the fiscal year ended August 31, 2006.

Investor Class
Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)

Management fees	0.80%
Distribution (12b-1) fees	0.25%
Other Expenses (1)	2.13%

Total annual Fund operating expenses	3.18%
Fee waivers (2)	(1.98)%

Net expenses	1.20%

*	Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

(1)	“Other expenses” include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Investor Class. A $15.00 custodial maintenance fee is charged per IRA account per year.

(2)	The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2007, to the extent that Total annual Fund operating expenses exceed 1.20%. The 1.20% expense limitation arrangement was effective on March 31, 2006.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
Investor Class	$122	$804	$1,515	$3,407

*	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2007. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

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FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund’s financial statements audited by PricewaterhouseCoopers LLP, the Fund’s former independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual report for the fiscal year ended August 31, 2006, which is available upon request (see back cover for ordering instructions).

	All-Cap Value Fund
	For the Year Ended August 31, 2006	For the Year Ended August 31, 2005	For the Year Ended August 31, 2004	For the Year Ended August 31, 2003	For the Period Ended July 31, 2002* through August 31, 2002
	Investor Class
Per Share Operating Performance
Net asset value, beginning of period	$15.49	$13.26	$10.80	$9.44	$10.00

Net investment income/(loss)	0.11 **	0.03	0.02	0.04	—
Net realized and unrealized gain/(loss) on investments	1.03	2.83	2.48	1.34	(0.56)
Dividends to shareholders from:
Net investment income	(0.05)	(0.03)	(0.04)	(0.02)	—
Net realized capital gains	(0.95)	(0.60)	—	—	—

Total dividends and distributions to shareholders	(1.00)	(0.93)	(0.04)	(0.02)	—

Net asset value, end of period	$15.63	$15.49	$13.26	$10.80	$9.44

Total investment return (1)	7.72%	22.06%	23.13%	14.63%	(5.60)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,739	$2,840	$649	$106	$84
Ratio of expenses to average net assets	1.34%	1.50%	1.50%	1.50%	1.50	%(2)
Ratio of expenses to average net assets without waivers and expense reimbursements	3.19%	4.04%	5.84%	9.88%	15.34	%(2)
Ratio of net investment income to average net assets	0.69%	0.20%	0.14%	0.41%	(0.01	)%(2)
Portfolio turnover rate	51.10%	28.72%	27.40%	38.36%	6.61%

*	Commencement of operations.

**	Calculated based on average shares outstanding for the period.

(1)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any.

(2)	Annualized.

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ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND

IMPORTANT DEFINITIONS

Equity Security: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

Total Return: A way of measuring Fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Short Sale: A sale by the Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Fund will make a profit by purchasing the security in the open market at a lower price than the one at which it sold the security. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

Short-Term Cash Instruments: These temporary investments include notes issued or guaranteed by the U.S. Government, its agencies or instrumentalities; commercial paper rated in the two highest rating categories; certificates of deposit; repurchase agreements and other high-grade corporate debt securities.

Federal Funds Rate: The rate of interest charged by a Federal Reserve bank for member banks to borrow their federally required reserve.

Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Investment Goals

The Fund seeks long-term capital appreciation while reducing exposure to general equity market risk. The Fund seeks a total return greater than that of the S&P 500® Index over a full market cycle.

Primary Investment Strategies

The Fund invests in long positions in stocks identified by the Adviser as undervalued and takes short positions in stocks that the Adviser has identified as overvalued. The cash proceeds from short sales will be invested in short-term cash instruments to produce a return on such proceeds just below the federal funds rate. The Fund will invest, both long and short, in securities principally traded in the United States markets. The Fund may invest in securities of companies operating for three years or less (“unseasoned issuers”). The Adviser will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Fund seeks to construct a portfolio that has less volatility than the United States equity market generally. The Adviser examines various factors in determining the value characteristics of such issuers including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals such as return on equity, earnings growth and cash flow. The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Fund intends, under normal circumstances, to invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities. The Fund will notify shareholders 60 days in advance of any change to this policy.

Under normal circumstances, the Adviser expects that the Fund’s long positions will not exceed approximately 125% of the Fund’s net assets.

The Fund’s long and short positions may involve (without limit) equity securities of foreign issuers that are traded in the markets of the United States. The Fund may also invest up to 20% of its total assets directly in equity securities of foreign issuers.

To meet margin requirements, redemptions or pending investments, the Fund may also temporarily hold a portion of its assets in full faith and credit obligations of the United States government and in short-term notes, commercial paper or other money market instruments.

The Fund may participate as a purchaser in initial public offerings of securities (“IPOs”). An IPO is a company’s first offering of stock to the public.

The Fund may invest from time to time a significant portion of its assets in smaller issuers which are more volatile and less liquid than investments in issuers with a market capitalization greater than $1 billion.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

In general, the Fund’s investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, used by corporations and other business organizations.

While the Adviser intends to fully invest the Fund’s assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The Adviser will determine when market conditions warrant temporary defensive measures.

26

Key Risks

•	The net asset value (“NAV”) of the Fund will change with changes in the market value of its portfolio positions.

•	Investors may lose money.

•	Although the long portfolio of the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the price of these stocks will not move even lower.

•	The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund’s assets are invested in cash or these instruments, the Fund may not achieve its investment objective.

•	The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Such high yield debt obligations are referred to as “junk bonds” and are not considered to be investment grade.

•	International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•	The Fund is subject to the risk of poor stock selection by the Adviser. In other words, the Adviser may not be successful in its strategy of taking long positions in stocks the manager believes to be undervalued and short positions in stocks the manager believes to be overvalued. Further, since the Adviser will manage both a long and a short portfolio, there is the risk that the Adviser may make more poor investment decisions than an adviser of a typical stock mutual fund with only a long portfolio may make.

•	Short sales of securities may result in gains if a security’s price declines, but may result in losses if a security’s price rises.

•	Small market capitalization issuers are not as diversified in their business activities as issuers with market capitalizations greater than $1 billion and are more susceptible to changes in the business cycle.

•	Unseasoned issuers may not have an established financial history and may have limited product lines, markets or financial resources. Unseasoned issuers may depend on a few key personnel for management and may be susceptible to losses and risks of bankruptcy. As a result, such securities may be more volatile and difficult to sell.

•	The small capitalization equity securities in which the Fund may invest will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in the Adviser’s judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•	If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund’s performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 400%; however, it may be higher if the Adviser believes it will improve the Fund’s performance.

•	A security held in a segregated account cannot be sold while the position it is covering is outstanding, unless it is replaced with a similar security. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

•	Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

27

•	IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

Risk/Return Information

The chart below illustrates the long-term performance of the Robeco Boston Partners Long/Short Equity Fund’s Investor Class. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:            18.26% (quarter ended December 31, 2001)

Worst Quarter:       (11.19)% (quarter ended December 31, 1999)

Year-to-date total return for the nine months ended September 30, 2006: 9.13%.

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Average Annual Total Returns

The table below compares the average annual total returns of the Fund’s Investor Class both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the one year, five year and since inception periods compare with those of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future. Although the Fund compares its average total return to a broad-based securities market index, the Fund seeks returns that are not correlated to securities market returns. The Fund seeks to achieve a 12-15% return over a full market cycle; however, there can be no guarantee that such returns will be achieved.

	Average Annual Total Returns for the Periods Ended December 31, 2005
	1 Year	5 Years	Since Inception (1)
Robeco Boston Partners Long/Short Equity Fund
Returns Before Taxes	16.98%	8.90%	10.39%
Returns After Taxes on Distributions	14.49%	7.88%	9.52%
Returns After Taxes on Distributions and Sale of Fund Shares	11.86%	7.19%	8.65%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)(2)	4.89%	0.54%	2.29%

(1)	Commenced operations on November 17, 1998.

(2)	The S&P 500® Index is an unmanaged index composed of 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500® Index assigns relative values to the stocks included in the index, weighted according to each stock’s total market value relative to the total market value of the other stocks included in the index.

29

Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund. The table is based on expenses for the Investor Class of the Fund for the fiscal year ended August 31, 2006.

Investor Class
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge imposed on purchases	None
Maximum deferred sales charge	None
Maximum sales charge imposed on reinvested dividends	None
Redemption Fee (1)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)

Management fees	2.25%
Distribution (12b-1) fees	0.25%
Other expenses (2)	1.15%

Total annual Fund operating expenses	3.65%
Fee waivers and expense reimbursements (3)	(0.16)%

Net expenses	3.49%

*	Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

(1)	To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed that have been held for less than one year. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2)	“Other expenses” include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Investor Class. “Other expenses” and “Total annual Fund operating expenses” include dividends on securities which the Fund has sold short (“short-sale dividends”). Short-sale dividends generally reduce the market value of the securities by the amount of the dividend declared; thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on the securities sold short. Short-sale dividends are treated as an expense, and increase the Fund’s total expense ratio, although no cash is received or paid by the Fund. The amount of short-sale dividends was 0.52% of average net assets for the most recent fiscal year. A $15.00 custodial maintenance fee is charged per IRA account per year.

(3)	The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2007, to the extent that Total annual Fund operating expenses exceed 2.75% (excluding short sale dividend expenses).

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
Investor Class	$352	$1,104	$1,876	$3,901

*	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2007. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

30

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund’s financial statements audited by PricewaterhouseCoopers LLP, the Fund’s former independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual report for the fiscal year ended August 31, 2006, which is available upon request (see back cover for ordering instructions).

	Long/Short Equity Fund
	For the Year Ended August 31, 2006	For the Year Ended August 31, 2005	For the Year Ended August 31, 2004	For the Year Ended August 31, 2003	For the Year Ended August 31, 2002
	Investor Class
Per Share Operating Performance
Net asset value, beginning of period	$17.74	$14.62	$14.27	$15.13	$15.87

Net investment income/(loss)	(0.30)**	(0.28)	(0.36)**	(0.31)**	0.04 **
Net realized and unrealized gain/(loss) on investments	2.38	3.39	0.69	0.10	(0.33)
Dividends to shareholders from:
Net investment income	—	—	—	—	(0.01)
Net realized capital gains	(1.47)	—	—	(0.51)	(0.50)
Tax return of capital	—	—	—	(0.17)	—

Total dividends and distributions to shareholders	(1.47)	—	—	(0.68)	(0.51)

Redemption fees	0.01	0.01	0.02	0.03	0.06

Net asset value, end of period	$18.36	$17.74	$14.62	$14.27	$15.13

Total investment return (1) (2)	12.69%	21.34%	2.45%	(1.32)%	(1.44)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,706	$24,716	$14,322	$15,381	$49,284
Ratio of expenses to average net assets with waivers and reimbursements	3.48%	3.37%	3.27%	3.32%	3.29%
Ratio of expenses to average net assets with waivers and reimbursements (excluding dividend and interest expense)	2.75%	2.75%	2.75%	2.75%	2.75%
Ratio of expenses to average net assets without waivers and reimbursements	3.65%	3.55%	3.45%	3.69%	3.60%
Ratio of net investment income to average net assets	(1.77)%	(2.07)%	(2.50)%	(2.13)%	0.27%
Portfolio turnover rate	108.59%	107.14%	239.06%	282.36%	219.52%

**	Calculated based on average shares outstanding for the period.

(1)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(2)	Redemption fees are reflected in total return calculations.

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ROBECO WPG CORE BOND FUND

IMPORTANT DEFINITIONS

Bonds: A bond is a type of fixed income or debt security. When a fund buys a bond, it is in effect lending money to the company, government or other entity that issued the bond. In return, the issuer has an obligation to make regular interest payments and to repay the original amount of the loan on a given date, known as the maturity date. A bond matures when it reaches its maturity date. Bonds usually have fixed interest rates, although some have rates that fluctuate based on market conditions and other factors.

Derivatives: A derivative is an investment whose value is based on or derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.

Duration: As used in this Prospectus, duration means the weighted average term to maturity of a fixed income security’s cash flows, based on their present values. Duration, which is expressed as a number of years from the purchase date of a security, can be used as a single measurement to compare fixed income securities with different issue dates, maturity dates, coupon rates and yields to maturity.

Investment Goal

Current income, consistent with capital preservation. The Fund’s investment goal is not fundamental and may be changed without shareholder approval by the Company’s Board of Directors.

Primary Investment Strategies

Investments: The Fund invests substantially all, but at least 80%, of its net assets (including any borrowings for investment purposes) in U.S. dollar denominated or quoted bonds issued by domestic or foreign companies or governmental entities. The Fund may invest in all types of bonds, including notes, mortgage-backed and asset-backed securities (including mortgage-backed derivative securities), convertible debt securities, municipal securities, and short-term debt securities. The Fund may also invest in fixed income securities of all types, including preferred stock. The Fund will notify shareholders in writing at least 60 days prior to any change in its policy to invest at least 80% of its net assets in one or more particular types of securities.

Credit Quality: Investment grade only. This means bonds that are rated in one of the top four long-term rating categories by at least one major rating agency or are of comparable credit quality.

Duration: Average dollar weighted portfolio duration between three and seven years, but individual bonds may be of any duration. The Fund’s duration will generally be in a narrow range relative to the duration of its benchmark, the Lehman Brothers Aggregate Index.

Strategies: There are three principal factors in the Adviser’s selection process — maturity allocation, sector allocation and individual security selection.

•	The Adviser studies the relationship between bond yields and maturities under current market conditions and identifies maturities with high yields relative to the amount of risk involved.

•	The Adviser uses qualitative and quantitative methods to identify bond sectors that it believes are undervalued or will outperform other sectors. Sectors include U.S. Treasury securities and U.S. government agency securities, as well as corporate, mortgage-backed and asset-backed securities.

•	After the Fund’s maturity and sector allocations are made, the Adviser selects individual bonds within each sector. The Adviser performs both fundamental and quantitative analysis, looking at:

•	Stable or improving issuer credit quality;

•	Market inefficiencies that cause individual bonds to have high relative values; and

•	Structural features of securities, such as callability, liquidity, and prepayment characteristics and expectations.

•	The Adviser anticipates that the Fund’s strategy will result in active trading of the Fund’s portfolio securities and a high portfolio turnover rate.

Key Risks

You could lose money on your investment in the Fund or the Fund could underperform other possible investments if any of the following occurs:

•	Interest rates rise, causing the bonds in the Fund’s portfolio to drop in value.

•	The issuer or guarantor of a bond owned by the Fund defaults on its payment obligations, becomes insolvent or has its credit rating downgraded. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Fund.

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•	As a result of declining interest rates, the issuer of a bond exercises the right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding bonds. This is known as call or prepayment risk.

•	As a result of declining interest rates, the Fund may be able to invest only in lower yielding bonds, decreasing the Fund’s yield. This is known as interest risk.

•	When interest rates are rising, the average life of a bond is generally extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the bond’s duration and reduce the value of the bond. This is known as extension risk.

•	The Adviser’s judgments about the attractiveness, relative value or potential income of particular sectors or bonds proves to be wrong.

•	To the extent the Fund invests in bonds issued by foreign companies, the Fund may suffer losses or underperform compared to U.S. bond markets. The markets for foreign bonds may be smaller and less liquid than U.S. markets and less information about foreign companies may be available due to less rigorous accounting or disclosure standards. These risks are more pronounced to the extent the Fund invests in issuers in emerging market countries or significantly in one country.

•	To the extent the Fund has high portfolio turnover, it will generally incur additional transaction costs, which could detract from the Fund’s performance. The higher portfolio turnover rate may lead to the realization and distribution to shareholders of higher capital gains.

There is a greater risk that the Fund will lose money due to prepayment and extension risks because the Fund may invest heavily in asset-backed and mortgage-related securities. Mortgage derivatives in the Fund’s portfolio may have especially volatile prices because of inherent severe sensitivity to the level of interest rates.

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Risk/Return Information

Investor Class Shares of the Robeco WPG Core Bond Fund commenced operations on January 17, 2006 and do not have a long-term performance record. The bar chart and table below illustrate the long-term performance of the Institutional Class Shares of the Fund, which are offered in a separate prospectus. The performance for periods prior to April 29, 2005 represents the performance of the WPG Core Bond Fund (the “Predecessor Fund”). The Predecessor Fund began operations on September 11, 1985 as a separate portfolio of Weiss, Peck & Greer Funds Trust. On April 29, 2005, the Predecessor Fund was reorganized as a new portfolio of the Company. Prior to the reorganization, the Predecessor Fund offered only one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Institutional Class shares of the Fund. The Investor Class Shares of the Fund would have similar total and average annual total returns because the shares are invested in the same investment portfolio of securities. The total and average annual total returns differ only to the extent that the classes do not have the same expenses.

The bar chart below shows you how the performance of the Fund’s Institutional Class Shares has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced. The year to date total return as of September 30, 2006 shown below represents the total returns of the Fund’s Institutional Class Shares.

Total Returns for the Calendar Years Ended December 31:

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:         4.70% (quarter ended September 30, 2002)

Worst Quarter:   (2.62)% (quarter ended June 30, 2004)

As of September 30, 2006, the year to date return was 2.46% and the Fund’s 30-day yield was 4.86%. Call 1-888-261-4073 for current yields.

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Average Annual Total Returns

The table below compares the average annual total returns for the Fund’s Institutional Class Shares for the past calendar year, past five calendar years and past 10 calendar years to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the one year, five year and 10 year periods compare with those of a broad measure of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

	Average Annual Total Returns for the Periods Ended December 31, 2005
	1 Year	5 Years	10 Years
Robeco WPG Core Bond Fund
Return Before Taxes	2.09%	6.35%	6.24%
Returns After Taxes on Distributions	0.79%	4.92%	4.30%
Returns After Taxes on Distributions and Sale of Fund Shares	1.35%	4.58%	4.12%
Lehman Brothers Aggregate Index (reflects no deduction for fees, expenses or taxes)(1)	0.80%	5.87%	6.19%

(1)	The Lehman Brothers Aggregate Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate debt securities, mortgage pass-through securities, and asset-backed securities. The Index is unmanaged and cannot be invested in directly.

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Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund. The table is based on expenses for the Investor Class Shares of the Fund for the fiscal year ended August 31, 2006.

Investor Class
Shareholder Fees (paid directly from your investment)

Maximum sales charge imposed on purchases	None
Maximum deferred sales charge	None
Maximum sales charge imposed on reinvested dividends	None
Redemption Fee (1)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)

Management fees	0.45%
Service and Distribution (12b-1) fees	0.25%
Other Expenses (2)	0.34%

Total annual Fund operating expenses	1.04%
Fee waivers/expense reimbursements (3)	(0.36)%

Net expenses	0.68%

*	Shareholders requesting redemptions by wire are also charged a transaction fee of $7.50.

(1)	To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed that have been held for 60 days or less. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2)	Other expenses include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges. A $15.00 custodial maintenance fee is charged per IRA account per year.

(3)	The Adviser has contractually agreed to waive a portion of its advisory fee and/or reimburse certain expenses in order to limit Total annual Fund operating expenses to 0.68% of the Fund’s average daily net assets through December 31, 2007.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
Investor Class	$69	$295	$539	$1,238

*	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2007. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

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FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the Investor Class Shares of the Fund for the period, January 17, 2006 (commencement of operations of Investor Class Shares) through August 31, 2006, including per share information results for a single Fund share. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information for this period has been audited by PricewaterhouseCoopers LLP, the Fund’s former independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual report for the fiscal year ended August 31, 2006, which is available upon request (see back cover for ordering instructions).

	Core Bond Fund
	For the period January 17, 2006* to August 31, 2006
	Investor Class
Per Share Operating Performance
Net asset value, beginning of period	$10.69

Net investment income	0.28	**
Net realized and unrealized gain/(loss) on investments	(0.19)
Dividends\Dividends to shareholders from:
Net investment income	(0.28)
Net realized capital gains	—

Total dividends and distributions to shareholders	(0.28)

Net asset value, end of period	$10.50

Total investment return(1)	0.84%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20
Ratio of expenses to average net assets	0.66	%(2)(4)
Ratio of expenses to average net assets without waivers and reimbursements (including dividend expenses)	1.04	%(4)
Ratio of net investment income to average net assets	4.23	%(4)
Portfolio turnover rate	626.69	%(3)

*	Commencement of operations.

**	Calculated based on average shares outstanding for the period.

(1)	Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(2)	Excludes the effects of fees paid indirectly. Had such offsets been included, the ratio would not significantly differ.

(3)	The portfolio turnover rates excluding mortgage dollar roll transactions were 295.59%, 295.21% and 573.60% for the period ended August 31, 2006, for the period ended August 31, 2005 and the year ended December 31, 2004, respectively.

(4)	Annualized.

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MORE ABOUT THE CORE BOND FUND’S INVESTMENTS AND RISKS

This section provides some additional information about the Core Bond Fund’s investments and certain portfolio management techniques that the Fund may use. More information about the Funds’ investments and portfolio management techniques, some of which entail risks, is included in the SAI.

More About the Core Bond Fund’s Principal Investments and Risks

Derivative Contracts. The Core Bond Fund may, but need not, use derivative contracts for any of the following purposes:

•	To seek to hedge against the possible adverse impact of changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be bought;

•	As a substitute for buying or selling currencies or securities; or

•	To seek to enhance the Fund’s return in non-hedging situations.

Examples of derivative contracts include: futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts; and interest rate or currency swaps. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities in that the counterparty may default on its payment obligations or become insolvent. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

Fixed Income Investments. The Core Bond Fund may invest in all types of fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

The credit quality of securities held in the Fund’s portfolio is determined at the time of investment. If a security is rated differently by multiple ratings organizations, a Fund treats the security as being rated in the higher rating category. The Fund may choose not to sell securities that are downgraded below the Fund’s minimum accepted credit rating after their purchase.

Foreign Securities. The Core Bond Fund may invest in U.S. dollar-denominated or traded securities of foreign issuers. Investments in securities of foreign entities and securities denominated or traded in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of a Fund’s assets denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

Mortgage-Backed Securities. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities are particularly subject to prepayment risk. The Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Interest only instruments are particularly subject to extension risk. Mortgage derivatives and structured securities often employ features that have the effect of leverage. As a result, small changes in interest or prepayment rates may cause large and sudden price movements, especially compared to an investment in a security that is not leveraged. Mortgage derivatives can also become illiquid and hard to value in declining markets.

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The Core Bond Fund may also use mortgage dollar rolls to finance the purchase of additional investments. Dollar rolls expose the Fund to the risk that it will lose money if the additional investments do not produce enough income to cover the Fund’s dollar roll obligations. In addition, if the Adviser’s prepayment assumptions are incorrect, the Fund may have performed better had the Fund not entered into the mortgage dollar roll.

Other Investment Companies. The Core Bond Fund may invest up to 10% of its total assets in the securities of other investment companies not affiliated with the Adviser, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Among other things, the Funds may invest in money market mutual funds for cash management purposes by “sweeping” excess cash balances into such funds until the cash is invested or otherwise utilized. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.

Portfolio Turnover. The Core Bond Fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading may also increase transaction costs, which could detract from the Fund’s performance.

Securities Lending. The Core Bond Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by the Fund will not exceed 33 1/3% of the value of the Fund’s total assets. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

Temporary Investments. The Core Bond Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment goal.

Disclosure of Portfolio Holdings

Each Fund’s complete portfolio holdings, except the Robeco Boston Partners Long/Short Equity Fund, are publicly available on the Adviser’s website at www.robecoinvest.com as of each calendar quarter (March 31, June 30, September 30 and December 31) 30 days following the quarter end. The complete long positions of the Robeco Boston Partners Long/Short Equity Fund are publicly available on the Adviser’s website at www.robecoinvest.com as of each calendar quarter (March 31, June 30, September 30 and December 31) 30 days following the quarter end. Any postings will remain available on the website at least until the Funds file with the SEC their semi-annual or annual shareholder report or quarterly portfolio holdings report that includes such period. A further description of the Company’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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MANAGEMENT OF THE FUNDS

Investment Adviser

Robeco, located at 909 Third Avenue, 31st Floor, New York, New York 10022, provides investment advisory services to the Robeco Boston Partners Large Cap Value Fund, Robeco Boston Partners Mid Cap Value Fund, Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners All-Cap Value Fund, Robeco Boston Partners Long/Short Equity Fund and Robeco WPG Core Bond Fund. Robeco is a subsidiary of Robeco Groep N.V., a Dutch public limited liability company (“Robeco Groep”). Effective January 1, 2007, Boston Partners Asset Management, L.L.C. (“Boston Partners”) and Weiss, Peck and Greer Investments (“WPG”), the former entities that provided investment advisory services to the Boston Partners Funds and Core Bond Fund, respectively, merged into and with Robeco USA, Inc., with Robeco USA, Inc. remaining as the surviving entity. All employees of Boston Partners and WPG are employees of the surviving entity as of that date. In addition, effective January 1, 2007, Robeco USA, Inc., which had been doing business under the name Robeco Investment Management, officially changed its name to Robeco Investment Management, Inc. Founded in 1929, Robeco Groep is one of the world’s oldest asset management organizations.

The Adviser provides investment management and investment advisory services to investment companies and other institutional and proprietary accounts. As of September 30, 2006, Robeco Groep, through its investment management subsidiaries, had approximately $174 billion in assets under management.

Subject to the general supervision of the Company’s Board of Directors, the Adviser manages the Funds’ portfolios and is responsible for the selection and management of all portfolio investments of the Funds in accordance with the Funds’ investment objectives and policies.

A discussion regarding the basis for the Company’s Board of Directors approval of each Fund’s investment advisory agreement with the Adviser is available in the Funds’ annual report to shareholders dated August 31, 2006.

Portfolio Managers

The investment results for different strategies of the Adviser are not solely dependent on any one individual. There is a common philosophy and approach that is the backdrop for all of the investment strategies of the Adviser. This philosophy is then executed through a very disciplined investment process managed by the designated portfolio manager for each of the strategies. This manager will be supported, not only by a secondary manager, but by the Adviser’s general research staff and, very often, by dedicated analysts to the particular strategy.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Robeco Boston Partners Large Cap Value Fund

Mark E. Donovan and David J. Pyle are the primary portfolio managers for the Fund and are both senior portfolio managers of Robeco. Mr. Donovan is Chairperson of Robeco’s Equity Strategy Committee which oversees the investment activities of Robeco’s $4.3 billion in large cap value institutional equity assets. Prior to joining Boston Partners in 1995, Mr. Donovan was a Senior Vice President and Vice Chairman of The Boston Company Asset Management, Inc.’s Equity Policy Committee. Mr. Donovan is a Chartered Financial Analyst (“CFA”) and has over 23 years of investment experience. Mr. Pyle is an equity portfolio manager for Robeco Boston Partners’ Large Cap Value portfolio, and prior to that position, he was a research analyst and specialized in the utilities, insurance, leisure & lodging, packaging, publishing, and computer equipment & services sectors of the equity market. Prior to joining Boston Partners in January 2000, Mr. Pyle was employed by State Street Research as an Equity Analyst and Associated Portfolio Manager working for the Value Group.

During the fiscal year ended August 31, 2006, the Adviser reduced its contractual advisory fee from 0.75% of the Fund’s average daily net assets to 0.60% of the Fund’s average daily net assets. For the fiscal year ended August 31, 2006, the Fund paid 0.67% (expressed as a percentage of average net assets) to the Adviser for its services.

Robeco Boston Partners Mid Cap Value Fund

Steven L. Pollack and Joseph F. Feeney, Jr. are the primary portfolio managers for the Fund and are both senior portfolio managers of Robeco. Mr. Pollack is a member of the Robeco’s Equity Strategy Committee. He oversees the investment activities of Robeco’s $361 million Mid Cap product. Prior to joining Boston Partners, Mr. Pollack was employed by Hughes Investment Management Co. where he was a portfolio manager responsible for managing a portion of the pension plan and overseeing outside investment managers. Mr. Pollack has over 20 years of investment experience

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and is a CFA. Mr. Feeney is a member of the Equity Investment Team and the Director of Research with Robeco. He has oversight of Robeco’s Fundamental and Quantitative Research Groups and serves as a member of the Equity Strategy Committee. Prior to joining Boston Partners, Mr. Feeney worked for Putnam Investments and Bank of Boston. Mr. Feeney has a total of 19 years of investment experience.

For the fiscal year ended August 31, 2006, the Fund paid 0.80% (expressed as a percentage of average net assets) to the Adviser for its services.

Robeco Boston Partners Small Cap Value Fund II

David M. Dabora is the primary portfolio manager for the Fund and George Gumpert is the secondary manager. Mr. Dabora is a senior portfolio manager of Robeco. Mr. Dabora oversees the investment activities of Robeco’s $1.2 billion Small Capitalization and $816 million Small Capitalization II products. Prior to taking on day-to-day responsibilities for the Small Cap Value Fund II, Mr. Dabora was an assistant portfolio manager/analyst of the premium equity product of Robeco, an all-cap value institutional product. Before joining Robeco in April 1995, Mr. Dabora had been employed by The Boston Company Asset Management, Inc. since 1991 as a senior equity analyst. Mr. Dabora has over 17 years of investment experience and is a CFA. Mr. Gumpert is an Assistant Portfolio Manager for Robeco’s Small Cap Value Products. Previously, he was a research analyst and specialized in the small capitalization sectors of the equity market. Prior to joining Boston Partners, Mr. Gumpert was a commodities analyst at AIG International Asset Management. Mr. Gumpert holds a B.A. degree in Economics from Amherst College. he is a member of the CFA Institute and the Security Analysts Society of San Francisco.

For the fiscal year ended August 31, 2006, the Fund paid 1.25% (expressed as a percentage of average net assets) to the Adviser for its services.

Robeco Boston Partners All-Cap Value Fund

Duilio Ramallo is the primary portfolio manager for the Fund. Mr. Ramallo is an equity portfolio manager for Robeco’s Premium Equity product, and prior to this position, he was the assistant portfolio manager for the Small Cap Value products. Prior to his portfolio management roles, Mr. Ramallo was a research analyst for Boston Partners. Prior to joining Boston Partners in December 1995, Mr. Ramallo spent three years with Deloitte & Touche L.L.P.

During the fiscal year ended August 31, 2006, the Adviser reduced its contractual advisory fee from 1.00% of the Fund’s average daily net assets to 0.80% of the Fund’s average daily net assets. For the fiscal year ended August 31, 2006, the Fund paid 0.89% (expressed as a percentage of average net assets) to the Adviser for its services.

Robeco Boston Partners Long/Short Equity Fund

Robert T. Jones is the primary portfolio manager for the Fund and Mark E. Donovan is the secondary portfolio manager. Mr. Jones is a senior portfolio manager employed by Robeco and is a member of Robeco’s Equity Strategy Committee. Mr. Jones also oversees the investment activities of Robeco’s long/short strategy products which, in addition to the Fund, includes two similar limited partnership private investment funds, two separately managed accounts and an offshore fund of Robeco. Prior to taking on day-to-day responsibilities for the Long/Short Equity Fund, Mr. Jones served as portfolio manager of the large cap value and large cap focused institutional equity portfolios in addition to serving as Robeco’s Director of Research. Before joining Boston Partners in April 1995, Mr. Jones spent seven years with The Boston Company Asset Management, Inc., most recently as Vice President and Equity Portfolio Manager managing institutional separate accounts. Mr. Jones has over 17 years of investment experience and is a CFA. See “Robeco Boston Partners Large Cap Value Fund” for information about Mr. Donovan.

For the fiscal year ended August 31, 2006, the Fund paid 2.25% (expressed as a percentage of average net assets) to the Adviser for its services.

Robeco WPG Core Bond Fund

Daniel S. Vandivort and Sid Bakst are the primary portfolio managers for the Fund. Since 1995, Mr. Vandivort serves as the senior managing director of Robeco. He is the senior macro economic policymaker for the fixed income group for Robeco. His influence in this regard directly impacts decisions in managing the weightings of sectors and yield curve weighting for the Fund. The “yield curve” is a graph representing yields offered for U.S. Treasury securities with maturities ranging from three months to 30 years. Mr. Vandivort currently serves as President of Robeco. Since 1998, Mr. Bakst serves as the managing director of Robeco. He is involved in the day-to-day management of the Fund including the selection of specific issuers and determining attractive prices at which to execute individual transactions within the investment grade corporate bond sector.

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For the fiscal year ended August 31, 2006, the Fund paid 0.45% (expressed as a percentage of average net assets) to the Adviser for its services.

Marketing Arrangement

On July 20, 2005, Robeco USA, L.L.C. entered into an agreement with Harbor Capital Advisors, Inc. (“Harbor”), an affiliate of the Adviser, pursuant to which Harbor will market all classes of shares of the Core Bond Fund, including the Investor Class shares, to institutional investors that utilize one or more of the investment strategies offered by Robeco USA, L.L.C. For these services, Robeco, successor to Robeco USA, L.L.C., will pay Harbor 0.10% of the net assets in the investor accounts. This fee will be calculated by Robeco on a monthly basis with the fee for each month calculated using an average of the value of the assets in investor accounts on the first business day of the month and the last business day of the month. The fee will be paid by Robeco to Harbor quarterly in arrears.

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Other Service Providers

The following chart shows the Funds’ service providers and includes their addresses and principal activities.

Shareholders

Distribution and Shareholder Services

Principal Distributor

PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

Distributes shares and provides administrative services to beneficial shareholders of each Fund.

Transfer Agent and Dividend Disbursing Agent

PFPC Inc.
*301 Bellevue Parkway**
Wilmington, DE 19809

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy, sell and exchange requests.

**Do not use this address for purchases and redemptions. Please see "Purchase of Fund Shares" and "Redemption of Fund Shares" sections for further instructions.*

Asset Management

Investment Adviser

Manages each Fund's investment activities.

Custodians

PFPC Trust Company
8800 Tinicum Boulevard
Suite 200
Philadelphia, PA 19153

Holds each Boston Partners Fund's assets, settles all portfolio trades and collects most of the valuation data required for calculating each Fund's net asset value.

Mellon Bank N.A.
135 Santilli Highway
Everett, MA 02149

Holds the Core Bond Fund's assets, settles all portfolio trades and collects most of the valuation data required for calculating the Fund's net asset value.

Fund Operations

Administrator and Fund Accounting Agent

PFPC Inc.
301 Bellevue Parkway
Wilmington, DE 19809

Provides facilities, equipment and personnel to carry out administrative services related to each Fund and calculates each Fund's net asset value, dividends and distributions.

Board of Directors

Supervises the Funds' activities.

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SHAREHOLDER INFORMATION

Pricing of Fund Shares

Investor Class shares of the Funds (“Shares”) are priced at their net asset value (“NAV”). The NAV per share of each Fund is calculated as follows:

Value of Assets Attributable to the Investor Class
NAV =	–	Value of Liabilities Attributable to the Investor Class

Number of Outstanding Shares of the Investor Class

Each Fund’s NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases of Fund shares at the NAV next determined after receipt of your order or request in proper form. The Fund will effect redemptions of Fund shares at the NAV next calculated after receipt of your order in proper form.

A Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”). Equity securities listed on NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. When prices are not available from such securities or are deemed to be unreliable, securities may be valued by dealers who make markets in such securities. Foreign securities, currencies and other securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. If a Fund holds foreign equity securities, the calculation of the Fund’s NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund’s portfolio, since these securities are traded on foreign exchanges.

If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. In such instances, a foreign security may be fair valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses).

Market Timing

In accordance with the policy adopted by the Company’s Board of Directors, the Company discourages market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by long-term shareholders. The Company and the Adviser reserve the right to reject or restrict purchase requests from any investor. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company’s (or the Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company or the Adviser, has been or may be disruptive to a Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

To deter excessive shareholder trading, the Small Cap Value Fund II and the Long/Short Equity Fund generally charge a redemption fee of 1% and 2%, respectively, on shares redeemed that have been held for less than one year. The Core Bond Fund generally charges a redemption fee of 2% on shares redeemed within 60 days of purchase. In addition,

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the Funds generally limit the number of exchanges to six (6) times per year (one exchange per calendar month). For further information on redemptions and exchanges, please see the sections titled “Shareholder Information — Redemption of Fund Shares” and “Shareholder Information — Exchange Privilege.”

Purchase of Fund Shares

Shares representing interests in the Funds are offered continuously for sale by PFPC Distributors, Inc. (the “Distributor”). The Board of Directors has approved a Distribution Agreement and adopted a separate Plan of Distribution for the shares (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Distributor is entitled to receive from the Funds a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Shares. The actual amount of such compensation under the Plan is agreed upon by the Company’s Board of Directors and by the Distributor. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Funds’ 12b-1 Plan. Ongoing servicing and/or maintenance of the accounts of shareholders may include updating and mailing prospectuses and shareholder reports, responding to inquiries regarding shareholder accounts and acting as agent or intermediary between shareholders and the Funds or their service providers. The Distributor may delegate some or all of these functions to Service Organizations. See “Purchases Through Intermediaries” below.

The Plan obligates the Funds, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Shares the fee agreed to under the Distribution Agreement. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

Purchases Through Intermediaries. Shares of the Funds may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, “Service Organizations”). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company’s pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by the Fund in good order, PFPC Inc. (the “Transfer Agent”) will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the Fund’s NAV next computed after they are deemed to have been received by the Service Organization or its authorized designee.

The Company relies upon the integrity of Service Organizations to ensure that orders are timely and properly submitted. Each Fund cannot assure you that a Service Organization properly submitted to it all purchase and redemption orders received from the Service Organization’s customers before the time for determination of the Fund’s NAV in order to obtain that day’s price.

For administration, subaccounting, transfer agency and/or other services, the Adviser, the Distributor or their affiliates may pay Service Organizations and certain recordkeeping organizations a fee (the “Service Fee”) of the average annual NAV of accounts with the Company maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

General. You may also purchase Shares of each Fund at the NAV per share next calculated after your order is received by the Transfer Agent in proper form as described below. After an initial purchase is made, the Transfer Agent

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will set up an account for you on the Company records. The minimum initial investment in any Fund is $2,500 and the minimum additional investment is $100. The minimum initial and subsequent investment requirements may be reduced or waived from time to time. For purposes of meeting the minimum initial purchase, purchases by clients which are part of endowments, foundations or other related groups may be combined. You can only purchase Shares of the Fund on days the NYSE is open and through the means described below. Shares may be purchased by principals and employees of the Adviser and its subsidiaries and by their spouses and children either directly or through any trust that has the principal, employee, spouse or child as the primary beneficiaries, their individual retirement accounts, or any pension and profit-sharing plan of the Adviser and its subsidiaries without being subject to the minimum investment limitations.

Initial Investment By Mail. An account may be opened by completing and signing the application included with this Prospectus and mailing it to the Transfer Agent at the address noted below, together with a check ($2,500 minimum) payable to the Fund in which you would like to invest. Third party checks will not be accepted.

Regular Mail:	Overnight Mail:

Robeco [name of Fund]	Robeco [name of Fund]
c/o PFPC Inc.	c/o PFPC Inc.
P.O. Box 9816	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860-1427

The name of the Fund to be purchased should be designated on the application and should appear on the check. Payment for the purchase of Shares received by mail will be credited to a shareholder’s account at the NAV per share of the Fund next determined after receipt of payment in good order.

Initial Investment By Wire. Shares of each Fund may be purchased by wiring federal funds to PNC Bank, N.A. (see instructions below). A completed application must be forwarded to the Transfer Agent at the address noted above under “Initial Investment by Mail” in advance of the wire. For each Fund, notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Request account information and routing instructions by calling the Transfer Agent at (888) 261-4073. Funds should be wired to:

PNC Bank, N.A.

Philadelphia, Pennsylvania 19103

ABA# 0310-0005-3

Account # 86-1108-2507

F/B/O Robeco [name of fund]

Ref. (Account Number)

Shareholder or Account Name

Federal funds wire purchases will be accepted only on days when the NYSE and PNC Bank, N.A. are open for business.

Additional Investments. Additional investments may be made at any time (minimum additional investment $100) by purchasing Shares of any Fund at the NAV per Share of the Fund by mailing a check to the Transfer Agent at the address noted under “Initial Investment by Mail” (payable to Robeco [name of Fund]) or by wiring monies to PNC Bank, N.A. as outlined under “Initial Investment by Wire.” For each Fund, notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days.

Automatic Investment Plan. Additional investments in Shares of the Funds may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through an Automatic Investment Plan ($100 minimum). Investors desiring to participate in an Automatic Investment Plan should call the Transfer Agent at (888) 261-4073.

Retirement Plans. Shares may be purchased in conjunction with individual retirement accounts (“IRAs”) and rollover IRAs where PFPC Trust Company and Mellon Bank N.A. act as custodian for the Boston Partners Funds and for the Core Bond Fund, respectively. A $15.00 custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Transfer Agent at (888) 261- 4073. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

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Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Funds. Subject to Board of Directors’ discretion, the Adviser will monitor each Fund’s total assets and may decide to close any of the Funds at any time to new investments or to new accounts due to concerns that a significant increase in the size of a Fund may adversely affect the implementation of the Fund’s strategy. Subject to Board of Directors’ discretion, the Adviser may also choose to reopen a closed Fund to new investments at any time, and may subsequently close such Fund again should concerns regarding the Fund’s size recur. If a Fund closes to new investments, generally the closed Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

a.	Persons who already hold Shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Company,

b.	Existing and future clients of financial advisers and planners whose clients already hold Shares of the closed Fund,

c.	Employees of the Adviser and their spouses, parents and children, and

d.	Directors of the Company.

Other persons who are shareholders of other Robeco Funds are not permitted to acquire Shares of the closed Fund by exchange. Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to the Board of Directors’ discretion, reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Funds’ Shares will be made in full and fractional shares of the Fund calculated to three decimal places.

The Company’s officers are authorized to waive the minimum initial and subsequent investment requirements.

Currently, the Robeco Boston Partners Small Cap Value Fund II is closed to new investors, subject to the limitations discussed above. In addition, the Robeco Boston Partners Long/Short Equity Fund is closed to new and existing shareholders, except defined contribution plans (excluding IRA accounts) currently invested in the Fund.

Good Order. You must include complete and accurate required information on your purchase request. Please see “Purchase of Fund Shares” for instructions. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor’s Shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s Shares when an investor’s identity cannot be verified.

Redemption of Fund Shares

Normally, your investment firm will send your request to redeem Shares to the Fund’s transfer agent. Consult your investment professional for more information. You can redeem some or all of your Fund shares directly through the Fund only if the account is registered in your name. All IRA shareholders must complete an IRA withdrawal form to redeem shares from their IRA account.

You may redeem Shares of the Funds at the next NAV calculated after a redemption request is received by the Transfer Agent in proper form. You can only redeem Shares on days the NYSE is open and through the means described below.

You may redeem Shares of each Fund by mail, or, if you are authorized, by telephone (excluding retirement accounts where PFPC Trust Company and Mellon Bank N.A. act as custodians for the Boston Partners Funds and for the Core Bond Fund, respectively). The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by a Fund. There is generally no charge for a redemption. However, with the exception of defined contribution plans, if a shareholder of the Robeco Boston Partners Small Cap Value Fund II or Robeco Boston Partners Long/Short Equity Fund redeems Shares held for less than one year, a

47

transaction fee of 1% or 2%, respectively, of the NAV of the Shares redeemed at the time of redemption will be charged. In addition, with the exception of defined contribution plans, if a shareholder of the Core Bond Fund redeems Shares held for less than 60 days, a transaction fee of 2% of the NAV of the Shares redeemed at the time of redemption will be charged. For purposes of this redemption feature, Shares purchased first will be considered to be Shares first redeemed.

Redemption By Mail. Your redemption requests should be addressed to Robeco [name of Fund], c/o PFPC Inc., P.O. Box 9816, Providence, RI 02940; for overnight delivery, requests should be addressed to Robeco [name of Fund], c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 and must include:

a.	Name of the Fund;

b.	Account number;

c.	Your share certificates, if any, properly endorsed or with proper powers of attorney;

d.	A letter of instruction specifying the number of Shares or dollar amount to be redeemed, signed by all registered owners of the Shares in the exact names in which they are registered;

e.	Medallion signature guarantees are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s) or (ii) the redemption request is for $10,000 or more. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

f.	Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Redemption By Telephone. In order to request a telephone redemption, you must have returned your account application containing a telephone election. To add a telephone redemption option to an existing account, contact the Transfer Agent by calling (888) 261-4073. Please note that IRA accounts are not eligible for telephone redemption.

Once you are authorized to utilize the telephone redemption option, a redemption of Shares may be requested by calling the Transfer Agent at (888) 261-4073 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the telephone redemption option or the telephone exchange option is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent’s records of such instructions are binding and shareholders, not the Company or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or the Transfer Agent to be genuine. The Company and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Systematic Withdrawal Plan. If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to the Transfer Agent at P.O. Box 9816, Providence, RI 02940. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100 (Core Bond Fund minimum amount $50). (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at NAV. To provide funds for payment, Shares will be redeemed in such amounts as are necessary at the redemption price. The systematic withdrawal of Shares may reduce or possibly exhaust the Shares in your account, particularly in the event of a market decline. As with other redemptions, a systematic withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect and, while a Systematic Withdrawal

48

Plan is in effect, you may not make periodic investments under the Automatic Investment Plan. You will receive a confirmation of each transaction and the Share and cash balance remaining in your plan. The plan may be terminated on written notice by the shareholder or by a Fund and will terminate automatically if all Shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Funds’ transfer agent at least ten Business Days prior to the end of the month preceding a scheduled payment.

Transaction Fee on Certain Redemptions of the Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund and Robeco WPG Core Bond Fund

The Robeco Boston Partners Small Cap Value Fund II requires the payment of a transaction fee on redemptions of Shares held for less than one year equal to 1.00% of the NAV of such Shares redeemed at the time of redemption. The Robeco Boston Partners Long/Short Equity Fund requires the payment of a transaction fee on redemption of Shares held for less than one year equal to 2.00% of the NAV of such Shares redeemed at the time of redemption. The Robeco WPG Core Bond Fund requires the payment of a transaction fee on redemption of Shares held for less than 60 days equal to 2.00% of the NAV of such Shares redeemed at the time of redemption. This additional transaction fee is paid to each Fund, NOT to the Adviser, Distributor or Transfer Agent. It is NOT a sales charge or a contingent deferred sales charge. The fee does not apply to defined contribution plans or to redeemed Shares that were purchased through reinvested dividends or capital gain distributions. The additional transaction fee is intended to limit short-term trading in each Fund or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. These costs include: (i) brokerage costs; (ii) market impact costs — i.e., the decrease in market prices which may result when a Fund sells certain securities in order to raise cash to meet the redemption request; (iii) the realization of capital gains by the other shareholders in each Fund; and (iv) the effect of the “bid-ask” spread in the over-the-counter market. The transaction fee represents each Fund’s estimate of the brokerage and other transaction costs which may be incurred by each Fund in disposing of stocks in which each Fund may invest. Without the additional transaction fee, each Fund would generally be selling its shares at a price less than the cost to each Fund of acquiring the portfolio securities necessary to maintain its investment characteristics, resulting in reduced investment performance for all shareholders in the Funds. With the additional transaction fee, the transaction costs of selling additional stocks are not borne by all existing shareholders, but the source of funds for these costs is the transaction fee paid by those investors making redemptions of the Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund and Robeco WPG Core Bond Fund. The Funds reserve the right, at their discretion, to waive, modify or terminate the additional transaction fee.

Each Fund will use the first-in, first-out method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of Shares held in your account. The short-term redemption fee will be assessed on the net asset value of those Shares calculated at the time the redemption is effected.

Involuntary Redemption. The Funds reserve the right to redeem a shareholder’s account in any Fund at any time the value of the account in such Fund falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in a Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed. The transaction fee applicable to the Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund and Robeco WPG Core Bond Fund will not be charged when Shares are involuntarily redeemed.

Other Redemption Information. Redemption proceeds for Shares of the Funds recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Funds to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by a Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in the payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of a Fund.

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Proper Form. You must include complete and accurate required information on your redemption request. Please see “Redemption of Fund Shares” for instructions. Redemption requests not in proper form may be delayed.

Exchange Privilege

The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Investor Class Shares of any Robeco Investment Fund for Investor Class Shares of another Robeco Investment Fund, up to six (6) times per year (one exchange per calendar month). Such an exchange will be effected at the NAV of the exchanged Investor Class Shares and the NAV of the Investor Class Shares to be acquired next determined after PFPC’s receipt of a request for an exchange. An exchange of the Robeco Boston Partners Small Cap Value Fund II or Robeco Boston Partners Long/Short Equity Fund Shares held for less than one year (with the exception of Shares purchased through dividend reinvestment or the reinvestment of capital gains) will be subject to a transaction fee of 1.00% with respect to the Robeco Boston Partners Small Cap Value Fund II and 2.00% with respect to the Robeco Boston Partners Long/Short Equity Fund. An exchange of the Robeco WPG Core Bond Fund Shares held for less than 60 days (with the exception of Shares purchased through dividend reinvestment or the reinvestment of capital gains) will be subject to a transaction fee of 2.00%. An exchange of Shares will be treated as a sale for federal income tax purposes. A shareholder may make an exchange by sending a written request to the Transfer Agent or, if authorized, by telephone (see “Redemption by Telephone” above). Defined contribution plans are not subject to the above exchange limitations, including any applicable redemption fee.

If the exchanging shareholder does not currently own Investor Class Shares of the Fund, a new account will be established with the same registration, dividend and capital gain options as the account from which Shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. See “Redemption by Mail” for information on signature guarantees. The exchange privilege may be modified or terminated at any time, or from time to time, by the Funds, upon 60 days’ written notice to shareholders.

If a shareholder wants to exchange shares into a new account in a Fund, the dollar value of the Shares acquired must equal or exceed the Fund’s minimum investment requirement for a new account. If a shareholder wants to exchange shares into an existing account, the dollar value of the shares must equal or exceed the Fund’s minimum investment requirement for additional investments. If an amount remains in the Fund from which the exchange is being made that is below the minimum account value required, the account will be subject to involuntary redemption.

The Funds’ exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege, which may potentially disrupt the management of the Funds and increase transaction costs, the Funds have established a policy of limiting excessive exchange activity. Shareholders are entitled to six (6) exchange redemptions (one exchange per calendar month) from each Fund during any twelve-month period. Notwithstanding these limitations, the Funds reserve the right to reject any purchase request (including exchange purchases from other Robeco Investment Funds) that is deemed to be disruptive to efficient portfolio management.

Dividends and Distributions

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

The Boston Partners Funds will declare and pay dividends from net investment income annually. The Core Bond Fund will declare dividends from net investment income daily and pay such dividends monthly. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Funds at least annually. The estimated amount of any annual distribution will be posted to Robeco’s website at www.robecoinvest.com or a free copy may be obtained by calling (888) 261-4073.

The Funds may pay additional distributions and dividends at other times if necessary for the Fund to avoid U.S. federal tax. The Funds’ distributions and dividends, whether received in cash or reinvested in additional Fund Shares, are subject to U.S. federal income tax.

Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

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Federal Taxes. Each Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 15%. You will be notified annually of the tax status of distributions to you.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations. In addition, the Core Bond Fund does not expect to pay dividends eligible for this treatment because it will generally invest in debt instruments and not in shares of stock on which dividend income will be received.

Distributions from a Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

A portion of distributions paid by a Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

Sales and Exchanges. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you sell or exchange them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.)

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Backup Withholding. The Funds may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current withholding rate is 28%.

U.S. Tax Treatment of Foreign shareholders. Distributions by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a “foreign shareholder”) will

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generally be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate), unless one of the following exceptions applies. Withholding will not apply if a distribution paid by a Fund to a foreign shareholder is “effectively connected” with a U.S. trade or business of the shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of capital gains (aside from capital gains on REIT shares) are not subject to withholding tax, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily may be subject to U.S. income tax if the individual is physically present in the U.S. for more than 182 days during the taxable year. In addition, foreign shareholders who are prepared to file U.S. federal income tax returns should generally be able to obtain a refund of any withholding taxes deducted from distributions attributable to interest earned by the Fund from U.S. sources.

State and Local Taxes. You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of a Fund’s distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Sunset of Tax Provisions. Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will change after 2010. Additionally, the provision exempting foreign shareholders from tax on distributions of short-term capital gains and portfolio interest is scheduled to sunset for the Funds’ taxable years beginning after December 31, 2007.

More information about taxes is contained in the SAI.

Multi-Class Structure

Each Fund also offers Institutional Class Shares, which are offered directly to institutional investors without distribution fees in a separate prospectus. In addition, the Core Bond Fund also offers Retirement Class Shares, which are offered to certain tax-deferred retirement plans in a separate prospectus. Shares of each class of a Fund represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Investor Class Shares of a Fund can be expected to differ from the total return on Institutional Class Shares or Retirement Class Shares of the same Fund. Information concerning Institutional classes of the Funds can be requested by calling the Funds at (888) 261-4073.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS’ SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

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ROBECO INVESTMENT FUNDS

of

The RBB Fund, Inc.

(888) 261-4073

http://www.robecoinvest.com

For More Information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Robeco Investment Funds is available free of charge, upon request, including:

Annual/Semi–Annual Reports

These reports contain additional information about each Fund’s investments, describe each Fund’s performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes fund strategies that significantly affected the Funds’ performance during their last fiscal year. The annual and semi-annual reports to shareholders may be obtained by visiting http://www.robecoinvest.com.

Statement of Additional Information

An SAI, dated December 31, 2006, (as revised January 1, 2007) has been filed with the SEC. The SAI, which includes additional information about the Robeco Investment Funds, may be obtained free of charge, along with the annual and semi–annual reports, by calling (888) 261-4073. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally part of the prospectus). The SAI is not available on the Adviser’s website because a copy may be obtained by calling (888) 261-4073.

Shareholder Inquiries

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday–Friday. Call: (888) 261-4073 or visit the website of Robeco Investment Management at http://www.robecoinvest.com.

Purchases and Redemptions

Call (888) 261-4073.

Written Correspondence

Street Address:

Robeco Investment Funds, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427

P.O. Box Address:

Robeco Investment Funds, c/o PFPC Inc., P.O. Box 9816, Providence, RI 02940

Securities and Exchange Commission

You may view and copy information about the Company and the Funds, including the SAI, by visiting the SEC’s Public Reference Room in Washington, DC or the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at (202) 551-8090.

INVESTMENT COMPANY ACT FILE NO. 811–05518

Retirement Class

Robeco Investment Funds

of the RBB Fund, Inc.

Prospectus December 31, 2006

as revised January 1, 2007

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Robeco WPG Core Bond Fund

The securities described in this prospectus have been registered with the Securities and Exchange Commission (“SEC”). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.

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A look at the goals, strategies, risks, expenses and financial history of the Robeco WPG Core Bond Fund.

Details about the Fund’s service providers.

Policies and instructions for opening, maintaining and closing an account in any of the Robeco Investment Funds.

INTRODUCTION 3

DESCRIPTION OF THE ROBECO INVESTMENT FUND

Robeco WPG Core Bond Fund4

MORE ABOUT THE FUND’S INVESTMENTS AND RISKS9

Disclosure of Portfolio Holdings10

MANAGEMENT OF THE FUND

Investment Adviser11

Portfolio Managers11

Other Service Providers12

SHAREHOLDER INFORMATION

Pricing of Fund Shares13

Market Timing13

Purchase of Fund Shares14

Redemption of Fund Shares17

Dividends and Distributions18

Taxes18

Shareholder Services Plan19

Multi-Class Structure19

FINANCIAL HIGHLIGHTS20

FOR MORE INFORMATIONBack Cover

2

INTRODUCTION

This Prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the Retirement Class of the Robeco WPG Core Bond Fund (the “Fund”) of The RBB Fund, Inc. (the “Company”).

Robeco Investment Management, Inc. (“Robeco” or the “Adviser”) provides investment advisory services to the Fund.

This Prospectus has been organized so that the Fund has its own short section with important facts about the goals, strategies, risks, expenses and financial history of the Fund. Once you read this section about the Fund, read the “Purchase of Fund Shares” and “Redemption of Fund Shares” sections. These two sections apply to the Fund offered by this Prospectus.

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ROBECO WPG CORE BOND FUND

IMPORTANT DEFINITIONS

Bonds: A bond is a type of fixed income or debt security. When a fund buys a bond, it is in effect lending money to the company, government or other entity that issued the bond. In return, the issuer has an obligation to make regular interest payments and to repay the original amount of the loan on a given date, known as the maturity date. A bond matures when it reaches its maturity date. Bonds usually have fixed interest rates, although some have rates that fluctuate based on market conditions and other factors.

Derivatives: A derivative is an investment whose value is based on or derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.

Duration: As used in this Prospectus, duration means the weighted average term to maturity of a fixed income security’s cash flows, based on their present values. Duration, which is expressed as a number of years from the purchase date of a security, can be used as a single measurement to compare fixed income securities with different issue dates, maturity dates, coupon rates and yields to maturity.

Investment Goal

Current income, consistent with capital preservation. The Fund’s investment goal is not fundamental and may be changed without shareholder approval by the Company’s Board of Directors.

Primary Investment Strategies

Investments: The Fund invests substantially all, but at least 80%, of its net assets (including any borrowings for investment purposes) in U.S. dollar denominated or quoted bonds issued by domestic or foreign companies or governmental entities. The Fund may invest in all types of bonds, including notes, mortgage-backed and asset-backed securities (including mortgage-backed derivative securities), convertible debt securities, municipal securities, and short-term debt securities. The Fund may also invest in fixed income securities of all types, including preferred stock. The Fund will notify shareholders in writing at least 60 days prior to any change in its policy to invest at least 80% of its net assets in one or more particular types of securities.

Credit Quality: Investment grade only. This means bonds that are rated in one of the top four long-term rating categories by at least one major rating agency or are of comparable credit quality.

Duration: Average dollar weighted portfolio duration between three and seven years, but individual bonds may be of any duration. The Fund’s duration will generally be in a narrow range relative to the duration of its benchmark, the Lehman Brothers Aggregate Index.

Strategies: There are three principal factors in the Adviser’s selection process — maturity allocation, sector allocation and individual security selection.

■	The Adviser studies the relationship between bond yields and maturities under current market conditions and identifies maturities with high yields relative to the amount of risk involved.

■	The Adviser uses qualitative and quantitative methods to identify bond sectors that it believes are undervalued or will outperform other sectors. Sectors include U.S. Treasury securities and U.S. government agency securities, as well as corporate, mortgage-backed and asset-backed securities.

■	After the Fund’s maturity and sector allocations are made, the Adviser selects individual bonds within each sector. The Adviser performs both fundamental and quantitative analyses, looking at:

•	Stable or improving issuer credit quality;

•	Market inefficiencies that cause individual bonds to have high relative values; and

•	Structural features of securities, such as callability, liquidity, and prepayment characteristics and expectations.

•	The Adviser anticipates that the Fund’s strategy will result in active trading of the Fund’s portfolio securities and a high portfolio turnover rate.

Key Risks

You could lose money on your investment in the Fund or the Fund could underperform other possible investments if any of the following occurs:

•	Interest rates rise, causing the bonds in the Fund’s portfolio to drop in value.

•	The issuer or guarantor of a bond owned by the Fund defaults on its payment obligations, becomes insolvent or has its credit rating downgraded. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Fund.

•	As a result of declining interest rates, the issuer of a bond exercises the right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding bonds. This is known as call or prepayment risk.

•	As a result of declining interest rates, the Fund may be able to invest only in lower yielding bonds, decreasing the Fund’s yield. This is known as interest risk.

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•	When interest rates are rising, the average life of a bond is generally extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the bond’s duration and reduce the value of the bond. This is known as extension risk.

•	The Adviser’s judgments about the attractiveness, relative value or potential income of particular sectors or bonds proves to be wrong.

•	To the extent the Fund invests in bonds issued by foreign companies, the Fund may suffer losses or underperform compared to U.S. bond markets. The markets for foreign bonds may be smaller and less liquid than U.S. markets and less information about foreign companies may be available due to less rigorous accounting or disclosure standards. These risks are more pronounced to the extent the Fund invests in issuers in emerging market countries or significantly in one country.

•	To the extent the Fund has high portfolio turnover, it will generally incur additional transaction costs, which could detract from the Fund’s performance. The higher portfolio turnover rate may lead to the realization and distribution to shareholders of higher capital gains.

There is a greater risk that the Fund will lose money due to prepayment and extension risks because the Fund may invest heavily in asset-backed and mortgage-related securities. Mortgage derivatives in the Fund’s portfolio may have especially volatile prices because of inherent severe sensitivity to the level of interest rates.

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Risk/Return Information

Retirement Class Shares of the Robeco WPG Core Bond Fund commenced operations on September 1, 2005 and do not have a long-term performance record. The bar chart and table below illustrate the long-term performance of the Institutional Class Shares of the Fund, which are offered in a separate prospectus. The performance for periods prior to April 29, 2005 represents the performance of the WPG Core Bond Fund (the “Predecessor Fund”). The Predecessor Fund began operations on September 11, 1985, as a separate portfolio of Weiss, Peck & Greer Funds Trust. On April 29, 2005, the Predecessor Fund was reorganized as a new portfolio of the Company. Prior to the reorganization, the Predecessor Fund offered only one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Institutional Class Shares of the Fund. The Retirement Class Shares of the Fund would have similar total and average annual total returns because the shares are invested in the same investment portfolio of securities. The total and average annual total returns differ only to the extent that the classes do not have the same expenses.

The bar chart below shows you how the performance of the Fund’s Institutional Class Shares has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:            4.70% (quarter ended September 30, 2002)

Worst Quarter:       (2.62)% (quarter ended June 30, 2004)

As of September 30, 2006, the year to date return was 2.46% and 30-day yield was 4.86%. Call 1-888-261-4073 for current yields.

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Average Annual Total Returns

The table below compares the average annual total returns for the Fund’s Institutional Class Shares both before and after taxes for the past calendar year, past five calendar years and past 10 calendar years to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the one year, five year and 10 year periods compare with those of a broad measure of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

	Average Annual Total Returns (for the Periods Ended December 31, 2005)
	1 Year	5 Years	10 Years
Robeco WPG Core Bond Fund
Return Before Taxes	2.09%	6.35%	6.24%
Returns After Taxes on Distributions	0.79%	4.92%	4.30%
Returns After Taxes on Distributions and Sale of Fund Shares	1.35%	4.58%	4.12%
Lehman Brothers Aggregate Index (reflects no deduction for fees, expenses or taxes)(1)	0.80%	5.87%	6.19%

(1)	The Lehman Brothers Aggregate Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate debt securities, mortgage pass-through securities, and asset-backed securities. The Index is unmanaged and cannot be invested in directly.

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Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Retirement Class Shares of the Fund. The table is based on expenses for the Retirement Class Shares of the Fund for the fiscal year ended August 31, 2006.

Retirement Class
Shareholder Fees (paid directly from your investment)

Redemption fee	None

Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)

Management fees	0.45%
Distribution (12b-1) fees	None
Other Expenses (1)	0.44%

Total annual Fund operating expenses	0.89%
Fee waivers/expense reimbursements (2)	(0.36)%

Net expenses	0.53%

*	Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

(1)	Other expenses include audit, administration, custody, legal, registration, transfer agency and shareholder services fees and miscellaneous other charges. The Board of Directors approved a Shareholder Services Plan, which permits the Fund to pay fees of up to 0.10% of the average daily net assets of the Fund’s Retirement Class Shares to certain Shareholder Organizations for services for the benefit of customers. A $15.00 custodial maintenance fee is charged per IRA account per year (which are included in Other Expenses).

(2)	The Adviser has contractually agreed to waive a portion of its advisory fee and/or reimburse certain expenses in order to limit Total annual Fund operating expenses to 0.53% of the Fund’s average daily net assets through December 31, 2007.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years*	5 Years*	10 Years*
Retirement Class	$54	$248	$458	$1,063

*	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2007. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

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MORE ABOUT THE FUND’S INVESTMENTS AND RISKS

This section provides some additional information about the Fund’s investments and certain portfolio management techniques that the Fund may use. More information about the Fund’s investments and portfolio management techniques, some of which entail risks, is included in the Statement of Additional Information (“SAI”).

More About the Fund’s Principal Investments and Risks

Derivative Contracts. The Fund may, but need not, use derivative contracts for any of the following purposes:

•	To seek to hedge against the possible adverse impact of changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be bought;

•	As a substitute for buying or selling currencies or securities; or

•	To seek to enhance the Fund’s return in non-hedging situations.

Examples of derivative contracts include: futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts; and interest rate or currency swaps. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities in that the counterparty may default on its payment obligations or become insolvent. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

Fixed Income Investments. The Fund may invest in all types of fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

The credit quality of securities held in the Fund’s portfolio is determined at the time of investment. If a security is rated differently by multiple ratings organizations, the Fund treats the security as being rated in the higher rating category. The Fund may choose not to sell securities that are downgraded below the Fund’s minimum accepted credit rating after their purchase.

Foreign Securities. The Fund may invest in U.S. dollar-denominated or traded securities of foreign issuers. Investments in securities of foreign entities and securities denominated or traded in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

Mortgage-Backed Securities. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities are particularly subject to prepayment risk. The Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Interest only instruments are particularly subject to extension risk. Mortgage derivatives and structured securities often employ features that have the effect of leverage. As a result, small changes in interest or prepayment rates may cause large and sudden price movements, especially compared to an investment in a security that is not leveraged. Mortgage derivatives can also become illiquid and hard to value in declining markets.

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The Fund may also use mortgage dollar rolls to finance the purchase of additional investments. Dollar rolls expose the Fund to the risk that it will lose money if the additional investments do not produce enough income to cover the Fund’s dollar roll obligations. In addition, if the Adviser’s prepayment assumptions are incorrect, the Fund may have performed better had the Fund not entered into the mortgage dollar roll.

Other Investment Companies. The Fund may invest up to 10% of its total assets in the securities of other investment companies not affiliated with the Adviser, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Among other things, the Fund may invest in money market mutual funds for cash management purposes by “sweeping” excess cash balances into such funds until the cash is invested or otherwise utilized. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.

Portfolio Turnover. The Fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading may also increase transaction costs, which could detract from the Fund’s performance.

Securities Lending. The Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by the Fund will not exceed 33 1/3% of the value of the Fund’s total assets. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

Temporary Investments. The Fund may depart from its principal investment strategies in response to adverse market, economic, political or other conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment goal.

Disclosure of Portfolio Holdings

The Fund’s complete portfolio holdings are publicly available on the Adviser’s website at www.robecoinvest.com as of each calendar quarter end (March 31, June 30, September 30 and December 31) 30 days following the quarter end. Any postings will remain available on the website at least until the Funds file with the SEC their semi-annual or annual shareholder report or quarterly portfolio holdings report that includes such period. A further description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

10

MANAGEMENT OF THE FUND

Investment Adviser

The Adviser is located at 909 Third Avenue, 31st Floor, New York, New York 10022, and is a subsidiary of Robeco Groep N.V., a Dutch public limited liability company (“Robeco Groep”). Effective January 1, 2007, Weiss, Peck and Greer Investments (“WPG”), the former entity that provided investment advisory services to the Core Bond Fund, merger into and with Robeco USA, Inc., with Robeco USA, Inc. remaining as the surviving entity. All employees of WPG are employees of the surviving entity as of that date. In addition, effective January 1, 2007, Robeco USA, Inc., which had been doing business under the name Robeco Investment Management, officially changed its name to Robeco Investment Management, Inc. Founded in 1929, Robeco Groep is one of the world’s oldest asset management organizations. As of September 30, 2006, Robeco Groep, through its investment management subsidiaries, had approximately $174 billion in assets under management. Robeco has over 30 years experience as an investment adviser to institutional and individual clients.

Subject to the general supervision of the Company’s Board of Directors, the Adviser manages the Fund’s portfolio and is responsible for the selection and management of all portfolio investments of the Fund in accordance with the Fund’s investment objective and policies.

A discussion regarding the basis for the Company’s Board of Directors’ approval of the Fund’s investment advisory agreement with the Adviser is available in the Fund’s annual report to shareholders dated August 31, 2006.

Portfolio Managers

Daniel S. Vandivort and Sid Bakst are the primary portfolio managers for the Fund. Since 1995, Mr. Vandivort has served as the senior managing director of Robeco. He is the senior macro economic policymaker for the fixed income group for Robeco. His influence in this regard directly impacts decisions in managing the weightings of sectors and yield curve weighting for the Fund. The “yield curve” is a graph representing yields offered for U.S. Treasury securities with maturities ranging from three months to 30 years. Mr. Vandivort currently serves as President of Robeco. Since 1998, Mr. Bakst has served as the managing director of Robeco. He is involved in the day-to-day management of the Fund including the selection of specific issuers and determining attractive prices at which to execute individual transactions within the investment grade corporate bond sector.

For the fiscal year ended August 31, 2006, the Fund paid 0.45% (expressed as a percentage of average net assets) to the Adviser for its services.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Marketing Arrangement

On July 20, 2005, Robeco USA L.L.C. entered into an agreement with Harbor Capital Advisors, Inc. (“Harbor”), an affiliate of the Adviser pursuant to which Harbor will market all classes of shares of the Core Bond Fund, including the Retirement Class shares, to institutional investors that utilize one or more of the investment strategies offered by Robeco USA L.L.C. For these services, Robeco, successor to Robeco, USA, L.L.C., will pay Harbor 0.10% of the net assets in the investor accounts. This fee will be calculated by Robeco on a monthly basis with the fee for each month calculated using an average of the value of the assets in investor accounts on the first business day of the month and the last business day of the month. The fee will be paid by Robeco to Harbor quarterly in arrears.

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Other Service Providers

The following chart shows the Fund’s other service providers and includes their addresses and principal activities.

Shareholders
Distribution and Shareholder Services
Principal Distributor
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406
Distributes shares and provides administrative services to beneficial shareholders of the Robeco Investment Funds.
Transfer Agent and Dividend Disbursing Agent
PFPC Inc.
301 Bellevue Parkway*
Wilmington, DE 19809
Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy, sell and exchange requests.
*Do not use this address for purchases and redemptions. Please see "Purchases of Fund Shares" and "Redemption of Fund Shares" sections for further instructions.
Asset Management
Investment Adviser
Robeco Investment Management, Inc.
909 Third Avenue, 31st Floor
New York, NY 10022
Manages the Fund's investment activities.
Custodian
Mellon Bank N.A.
135 Santilli Highway
Everett, MA 02149
Holds the Fund's assets, settles all portfolio trades and collects most of the valuation data required for calculating the Fund's net asset value.
Fund Operations
Administrator and Fund Accounting Agent
PFPC Inc.
301 Bellevue Parkway
Wilmington, DE 19809
Provides facilities, equipment and personnel to carry out administrative services related to the Fund and calculates the Fund's net asset value, dividends and distributions.
Board of Directors
Supervises the Funds' activities.

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SHAREHOLDER INFORMATION

Pricing of Fund Shares

Retirement Class shares of the Fund (“Shares”) are priced at their net asset value (“NAV”). The NAV per share of the Fund is calculated as follows:

Value of Assets Attributable to the Retirement Class
NAV = –	Value of Liabilities Attributable to the Retirement Class

Number of Outstanding Shares of the Retirement Class

The Fund’s NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases of Fund shares at the NAV next determined after receipt of your order or request in proper form. The Fund will effect redemptions of Fund shares at the NAV next calculated after receipt of your order in proper form.

The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”). Equity securities listed on NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. When prices are not available from such services or are deemed to be unreliable, securities may be valued by dealers who make markets in such securities. Foreign securities, currencies and other securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. If a Fund holds foreign equity securities, the calculation of the Fund’s NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund’s portfolio, since these securities are traded on foreign exchanges.

If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. In such instances, a foreign security may be fair valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses).

Market Timing

In accordance with the policy adopted by the Company’s Board of Directors, the Company discourages market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by long-term shareholders. The Company and the Adviser reserve the right to reject or restrict purchase requests from any investor. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company’s (or the Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company or the Adviser, has been or may be disruptive to a Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Board of Directors, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in a Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed

13

certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor’s account with the Fund. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will apply the criteria in a manner that, in the Adviser’s judgment, will be uniform.

Purchase of Fund Shares

Shares representing interests in the Fund are offered continuously for sale by PFPC Distributors, Inc. (the “Distributor”).

Eligible Investors. Retirement Class shares of the Fund are generally available to certain tax-deferred retirement plans, including 401(k) plans, employer sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans, held in plan level or omnibus accounts. Retirement Class shares also are available to individual retirement account (IRA) rollovers from eligible retirement plans that offer the Fund’s Retirement Class shares as an investment option. Retirement Class shares generally are not available to retail non-retirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and most IRAS or retirement plans that are not subject to the Employee Retirement Income Security Act of 1974 (ERISA). A $15.00 custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact (888) 261-4073. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

Eligible retirement plans generally may open an account and purchase Retirement Class shares by contacting any investment professional authorized to sell the Fund’s shares. Retirement Class shares may not be available through certain investment dealers. Additional shares may be purchased through a plan’s administrator or record keeper.

Plan Participants. Participants in retirement plans generally must contact the plan’s administrator to purchase or redeem shares. Shareholder services may only be available to plan participants through a plan administrator. Plans may require separate applications and their policies and procedures may be different than those described in this Prospectus. Participants should contact their plan administrator for information regarding shareholder services pertaining to participants’ investments in the Fund. If the plan or a participant in the plan places an order through a plan administrator or broker-dealer properly authorized to accept orders as an agent of the Fund, the order may be processed at the net asset value per share next effective after receipt by that institution. If the after-hours trading authority of such agents is limited or restricted then the order may be processed at the net asset value per share next effective after receipt by the Fund.

Plan Sponsors and Administrators. Eligible retirement plans generally may open an account and purchase Retirement Class shares by contacting any investment firm or plan administrator authorized to sell the Fund’s shares. A retirement plan sponsor can obtain retirement plan applications from its investment firm or plan administrator or by calling the Fund at 1-888-261-4073. If the retirement plan invests in Retirement Class shares of the Fund through other financial intermediaries, additional conditions may apply to an investment in the Fund, and the financial intermediary may charge a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the Fund and its affiliates. In addition, the options and services available to a retirement plan may be different from those discussed in this Prospectus. You should ask your investment professional or financial intermediary about its services and any applicable fees.

IRA Rollover Accounts. IRA rollover from eligible retirement plans that offer the Fund’s Retirement Class shares are eligible to open an account and purchase Retirement Class shares by contacting any investment firm authorized to sell the Fund’s shares. You can obtain an application from your investment firm or by calling the Fund at 1-888-261-4073. You may also open your Retirement Class shares account by completing an account application and sending it to the Fund’s transfer agent by mail. If a retirement plan invests in Retirement Class shares of the Fund through investment professionals or other financial intermediaries, additional conditions may apply, and the investment professional or financial intermediary may charge a transaction-based or other fee for their services. These conditions and fees are in addition to those imposed by the Fund and its affiliates. In addition, the options and services available to an IRA rollover account may be different from those discussed in this Prospectus. You should ask your investment professional or financial intermediary about its services and any applicable fees.

Purchases Through Intermediaries. Shares of the Fund may also be available through certain brokerage firms, financial institutions and other industry professionals (collectively, “Service Organizations”). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in

14

connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company’s pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by the Fund in good order, PFPC Inc. (the “Transfer Agent”) will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the Fund’s NAV next computed after they are deemed to have been received by the Service Organization or its authorized designee.

The Company relies upon the integrity of Service Organizations to ensure that orders are timely and properly submitted. The Fund cannot assure you that a Service Organization properly submitted to it all purchase and redemption orders received from the Service Organization’s customers before the time for determination of the Fund’s NAV in order to obtain that day’s price.

For administration, subaccounting, transfer agency and/or other services, the Adviser may pay Service Organizations and certain recordkeeping organizations a fee (the “Service Fee”) of the average annual NAV of accounts with the Company maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

General. You may also purchase Shares of the Fund at the NAV per share next calculated after your order is received by the Transfer Agent in proper form as described below. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records.

You can only purchase Shares of the Fund on days the NYSE is open and through the means described below. Shares may be purchased by principals and employees of the Adviser and its subsidiaries and by their spouses and children either directly or through any trust that has the principal, employee, spouse or child as the primary beneficiaries, their individual retirement accounts, or any pension and profit-sharing plan of the Adviser and its subsidiaries.

Initial Investment By Mail. An account may be opened by completing and signing the application included with this Prospectus and mailing it to the Transfer Agent at the address noted below, together with a check payable to the Fund. Third party checks will not be accepted.

Regular Mail:	Overnight Mail:

Robeco WPG Core Bond Fund	Robeco WPG Core Bond Fund
c/o PFPC Inc.	c/o PFPC Inc.
P.O. Box 9816	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860-1427

The name of the Fund to be purchased should be designated on the application and should appear on the check. Payment for the purchase of Shares received by mail will be credited to a shareholder’s account at the NAV per share of the Fund next determined after receipt of payment in good order.

15

Initial Investment By Wire. Shares of the Fund may be purchased by wiring federal funds to PNC Bank, N.A. (see instructions below). A completed application must be forwarded to the Transfer Agent at the address noted above under “Initial Investment by Mail” in advance of the wire. For the Fund, notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Request account information and routing instructions by calling the Transfer Agent at (888) 261-4073. Funds should be wired to:

PNC Bank, N.A.

Philadelphia, Pennsylvania 19103

ABA # 0310-0005-3

Account # 86-1108-2507

F/B/O Robeco WPG Core Bond Fund

Ref. (Account Number)

Shareholder or Account Name

Federal funds wire purchases will be accepted only on days when the NYSE and PNC Bank, N.A. are open for business.

Additional Investments. Additional investments may be made at any time by purchasing Shares of the Fund at the NAV per Share of the Fund by mailing a check to the Transfer Agent at the address noted under “Initial Investment by Mail” (payable to Robeco WPG Core Bond Fund) or by wiring monies to PNC Bank, N.A. as outlined under “Initial Investment by Wire.” For the Fund, notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days.

Automatic Investment Plan. Additional investments in Shares of the Fund may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through an Automatic Investment Plan ($100 minimum). Investors desiring to participate in an Automatic Investment Plan should call the Transfer Agent at (888) 261-4073.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Subject to Board of Directors’ discretion, the Adviser will monitor the Fund’s total assets and may decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund’s strategy. Subject to Board of Directors’ discretion, the Adviser may also choose to reopen a closed Fund to new investments at any time, and may subsequently close such Fund again should concerns regarding the Fund’s size recur. If the Fund closes to new investments, generally the closed Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

a.	Persons who already hold Shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Company,

b.	Existing and future clients of financial advisers and planners whose clients already hold Shares of the closed Fund,

c.	Employees of the Adviser and their spouses, parents and children, and

d.	Directors of the Company.

Other persons who are shareholders of other Robeco Investment Funds are not permitted to acquire Shares of the closed Fund by exchange. Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to the Board of Directors’ discretion, reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Fund’s Shares will be made in full and fractional shares of the Fund calculated to three decimal places.

Good Order. You must include complete and accurate required information on your purchase request. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent

16

permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor’s Shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s Shares when an investor’s identity cannot be verified.

Redemption of Fund Shares

Normally, your investment firm will send your request to redeem Shares to the Fund’s transfer agent. Consult your investment professional for more information. You can redeem some or all of your Fund Shares directly through the Fund only if the account is registered in your name. All IRA shareholders must complete an IRA withdrawal form to redeem shares from their IRA account.

You may redeem Shares of the Fund at the next NAV calculated after a redemption request is received by the Transfer Agent in proper form. You can only redeem Shares on days the NYSE is open and through the means described below.

You may redeem Shares of the Fund by mail, or, if you are authorized, by telephone (excluding retirement accounts where Mellon Bank N.A. acts as custodian). The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund. There is generally no charge for a redemption.

Redemption By Mail. Your redemption requests should be addressed to Robeco WPG Core Bond Fund, c/o PFPC Inc., P.O. Box 9816, Providence, RI 02940; for overnight delivery, requests should be addressed to Robeco WPG Core Bond Fund, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 and must include:

a.	Name of the Fund;

b.	Account number;

c.	Your Share certificates, if any, properly endorsed or with proper powers of attorney;

d.	A letter of instruction specifying the number of Shares or dollar amount to be redeemed, signed by all registered owners of the Shares in the exact names in which they are registered;

e.	Medallion signature guarantees are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s) or (ii) the redemption request is for $10,000 or more. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

f.	Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Redemption By Telephone. In order to request a telephone redemption, you must have returned your account application containing a telephone election. To add a telephone redemption option to an existing account, contact the Transfer Agent by calling (888) 261-4073. Please note that IRA accounts are not eligible for telephone redemptions.

Once you are authorized to utilize the telephone redemption option, a redemption of Shares may be requested by calling the Transfer Agent at (888) 261-4073 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the telephone redemption option or the telephone exchange option is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent’s records of such instructions are binding and shareholders, not the Company or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or the Transfer Agent to be genuine. The Company and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

17

Systematic Withdrawal Plan. If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to the Transfer Agent at P.O. Box 9816, Providence, RI 02940. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $50. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at NAV. To provide funds for payment, Shares will be redeemed in such amounts as are necessary at the redemption price. The systematic withdrawal of Shares may reduce or possibly exhaust the Shares in your account, particularly in the event of a market decline. As with other redemptions, a systematic withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect and, while a Systematic Withdrawal Plan is in effect, you may not make periodic investments under the Automatic Investment Plan. You will receive a confirmation of each transaction and the Share and cash balance remaining in your plan. The plan may be terminated on written notice by the shareholder or by a Fund and will terminate automatically if all Shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Fund’s transfer agent at least ten Business Days prior to the end of the month preceding a scheduled payment.

Involuntary Redemption. The Fund reserves the right to redeem a shareholder’s account in the Fund at any time the value of the account in such Fund falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in the Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed. The transaction fee applicable to the Fund will not be charged when Shares are involuntarily redeemed.

Other Redemption Information. Redemption proceeds for Shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in the payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), so that the Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Proper Form. You must include complete and accurate required information on your redemption request. Redemption requests not in proper form may be delayed.

Dividends and Distributions

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

The Fund will declare dividends from net investment income daily and pay such dividends monthly. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Fund at least annually.

The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid U.S. federal tax. The Fund’s distributions and dividends, whether received in cash or reinvested in additional Fund Shares, are subject to U.S. federal income tax.

Taxes

Distributions on, and sales, exchanges and redemptions of, Shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

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Shareholder Services Plan

Shares representing interests in the Retirement Class of the Fund are offered continuously for sale by PFPC Distributors, Inc. (the “Distributor”). The Board of Directors of the Company has adopted a Shareholder Services Plan (the “Plan”) for the Fund’s Retirement Class Shares authorizing the Fund to pay securities dealers, plan administrators or other service organizations (“Service Organizations”) who agree to provide certain shareholder and administrative services to plans or plan participants holding Retirement Class Shares of the Fund a service fee at an annual rate of up to 0.10% of the average daily net asset value of Retirement Class Shares beneficially owned by such plan participants. The services provided under the Plan include acting as a shareholder of record, processing purchase and redemption orders, maintaining participant account records and answering participant questions regarding the Funds. Please find more information on Service Organizations under the section entitled “Purchase of Fund Shares — Purchases through Intermediaries” in this Prospectus.

Multi-Class Structure

The Fund also offers Institutional Class Shares and Investor Class Shares which are offered directly to investors in separate Prospectuses. Shares of each class of the Fund represent equal pro rata interests and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Retirement Class Shares of the Fund can be expected to differ from the total return on Institutional Class Shares and Investor Class Shares of the Fund. Information concerning other classes of the Fund can be requested by calling the Fund at (888) 261-4073.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

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FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for Retirement Class Shares of the Fund for the period September 1, 2005 (commencement of operations of Retirement Class Shares) through August 31, 2006, including per share information results for a single Fund share. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information for this period has been audited by PricewaterhouseCoopers LLP, the Fund’s former independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual report for the fiscal year ended August 31, 2006, which is available upon request (see back cover for ordering instructions).

	Core Bond Fund
	For the Period September 1, 2005* to August 31, 2006
	Retirement Class
Per Share Operating Performance
Net asset value, beginning of period	$10.86

Net investment income	0.44	**
Net realized and unrealized gain/(loss) on investments	(0.36)
Dividends/Distributions to shareholders from:
Net investment income	(0.44)
Net realized capital gains	—

Total dividends and distributions to shareholders	(0.44)

Net asset value, end of period	$10.50

Total investment return(1)	0.84%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20
Ratio of expenses to average net assets	0.50	%(3)
Ratio of expenses to average net assets without waivers and reimbursements (including dividend expense)	0.86%
Ratio of net investment income to average net assets	4.21%
Portfolio turnover rate	626.69	%(2)

*	Commencement of operations.

**	Calculated based on average shares outstanding for the period.

(1)	Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(2)	The portfolio turnover rates excluding mortgage dollar roll transactions were 295.59%, 295.21% and 573.60% for the year ended August 31, 2006, for the period ended August 31, 2005 and the year ended December 31, 2004, respectively.

(3)	Excludes the effects of fees paid indirectly. Had such offsets been included, the ratio would not differ.

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ROBECO INVESTMENT FUNDS

of

The RBB Fund, Inc.

(888) 261-4073

http://www.robecoinvest.com

For More Information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Robeco Investment Funds is available free of charge, upon request, including:

Annual/Semi–Annual Reports

These reports contain additional information about the Fund’s investments, describes the Fund’s performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes fund strategies that significantly affected the Fund’s performance during its last fiscal year. The annual and semi–annual reports to shareholders may be obtained by visiting http://www.robecoinvest.com.

Statement of Additional Information

An SAI, dated December 31, 2006 (as revised January 1, 2007) has been filed with the SEC. The SAI, which includes additional information about the Robeco Investment Funds, may be obtained free of charge, along with the annual and semi–annual reports, by calling (888) 261-4073. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus (and is legally part of the Prospectus).

The SAI is not available on the Adviser’s website because a copy may be obtained by calling (888) 261-4073.

Shareholder Inquiries

Representatives are available to discuss account balance information, mutual fund prospectuses, literature programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday–Friday. Call: (888) 261-4073 or visit the website of Robeco at http: www.Robecoinvest.com.

Purchases and Redemptions

Call (888) 261-4073.

Written Correspondence

Street Address:

Robeco Investment Funds, c/o PFPC Inc., 101 Sabin Street, Pawtucket, Rl 02860-1427

P.O. Box Address:

Robeco Investment Funds, c/o PFPC Inc., P.O. Box 9816, Providence, Rl 02940

Securities and Exchange Commission

You may also view and copy information about the Company and the Fund, including the SAI, by visiting the SEC’s Public Reference Room in Washington, DC or the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-551-8090.

INVESTMENT COMPANY ACT FILE NO. 811–05518

n/i numeric investors

family of funds

n/i numeric investors Emerging Growth Fund

n/i numeric investors Growth Fund

n/i numeric investors Mid Cap Fund

n/i numeric investors Small Cap Value Fund

advised by Numeric Investors LLC

The securities described in this prospectus have been registered with the Securities and Exchange Commission (“SEC”). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.

Prospectus

December 31, 2006

INTRODUCTION TO RISK/RETURN SUMMARY

This prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the n/i numeric investors family of funds of The RBB Fund, Inc. (the “Company”).

Four classes of common stock offered by the Company represent interests in the n/i numeric investors Emerging Growth Fund, n/i numeric investors Growth Fund, n/i numeric investors Mid Cap Fund and n/i numeric investors Small Cap Value Fund (each a “Fund,” collectively the “Funds”).

This prospectus has been organized so that each Fund has its own short section with important facts about that particular Fund. After you read this introduction and the short sections about Fund strategies and risks, read the sections about Purchase and Redemption of Fund Shares, which apply to all the Funds offered by this prospectus.

Who Should Invest?

Long-Term Investors Seeking Capital Appreciation. The Funds are intended for investors who are seeking long-term capital appreciation, and who do not need to earn current income from their investment in the Funds. Because of the risks associated with common stock investments, the Funds are intended to be a long-term investment vehicle and are not designed to provide investors with a means of speculating on short-term stock market movements. The Funds should not be considered a complete investment program. Most investors should maintain diversified holdings of securities with different risk characteristics—including common stocks, bonds and money market instruments. Investors may also wish to complement an investment in the Funds with other types of common stock investments.

General Considerations for Taxable Investors. High portfolio turnover (100% or more) can adversely affect taxable investors, especially those in higher marginal tax brackets, in two ways. First, short-term capital gains, which are a by-product of high turnover investment strategies, are currently taxed at rates comparable to ordinary income rates. Ordinary income tax rates are higher than long-term capital gain tax rates for middle and upper income taxpayers. Second, the frequent realization of gains, which causes taxes to be paid frequently, is less advantageous than infrequent realization of gains. Infrequent realization of gains allows the payment of taxes to be deferred to later years, allowing more of the gains to compound before taxes are paid. Numeric Investors LLC (“Numeric”), the Funds’ investment adviser, advises all of its investors to consider their ability to allocate tax-deferred assets (such as individual retirement accounts (IRA) and other retirement plans) to active strategies, and taxable assets to lower turnover passive strategies, when considering their investment options.

Numeric’s Investment Style

Quantitative Approach.  To meet each Fund’s investment objective, Numeric uses quantitative investment techniques. These quantitative techniques rely on several proprietary computer models developed by Numeric to aid in the stock selection process. Currently, Numeric classifies their models into the following types:

•	Fair Value Stock Model—This model attempts to identify companies whose stocks Numeric believes are mispriced relative to their projected earnings, growth and quality. In searching for stocks with market valuations lower than the average market valuation of stocks, this model considers, among other characteristics, price-to-earnings ratios and price-to-book ratios.

•	Growth Stock Model or Estrend™ Model—This model attempts to identify companies whose earnings are improving more rapidly than the earnings of the average company. It also measures recent changes in Wall Street analysts’ earnings forecasts for each company, selecting for purchase companies judged likely to experience upward revisions in earnings estimates, and for sale companies thought likely to suffer downward revisions.

•

Quality of Earnings Model—This model measures the quality of earnings that a company is reporting. The Quality of Earnings Model aims to differentiate between companies with aggressive and conservative accounting practices. Numeric believes that companies using aggressive

1

accounting practices may be prone to future earnings and revenue shocks whereas companies pursuing conservative accounting practices may have more of a cushion to make their estimates in the future. Analysis of balance sheet, income statement, accounting practices and cash flow statements leads to a Quality of Earnings score for each company.

The Fair Value Stock, Growth Stock and Quality of Earnings Models are intentionally complementary to each other. The insights they provide about each stock are from different perspectives and Numeric believes each model tends to be more effective during periods when one of the others is less effective. Combined, Numeric believes they are more likely to generate more consistent excess returns. Numeric’s models incorporate dozens of characteristics for more than 2,000 companies analyzed, rapidly incorporating new market information during each trading day. The Funds’ portfolio managers closely monitor this flow of information to identify what they believe are the most immediate investment opportunities.

Capital Limitation. Numeric pursues an unusual business strategy for an investment manager in that it strictly limits the amount of capital that it accepts into a Fund. It is Numeric’s belief that as a pool of assets in any one strategy grows larger, the transaction costs associated with buying and selling securities for the strategy correspondingly increase. Numeric believes that too large a pool of capital in any one strategy will inevitably reduce its ability to achieve investment results that meet its objectives.

As a result, each of the Funds will close to further investment when increasing transaction costs begin to diminish the Fund’s performance. Generally, when a Fund is closed to further investment, its shares are offered only to existing shareholders of the Fund and certain other persons, who generally are subject to cumulative, maximum purchase amounts, as follows: (i) persons who already hold shares of the Fund directly or through accounts maintained by brokers by arrangement with the Company, (ii) existing and future clients of financial advisors and planners whose clients already hold shares of the Fund, (iii) employees of Numeric and their spouses and children, and (iv) directors of the Company. Other persons who are shareholders of other n/i numeric investors Funds are not permitted to acquire shares of a closed Fund by exchange. Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder has elected otherwise.

Numeric reserves the right, subject to Board approval, to reopen a closed Fund to new investments at any time or to further restrict sales of its shares.

The n/i numeric investors Emerging Growth Fund, n/i numeric investors Growth Fund and n/i numeric investors Small Cap Value Fund are closed to investments, except as described above. For additional information, see the section below entitled “Shareholder Information-Purchase of Fund Shares, Closing of Funds.”

2

DESCRIPTIONS OF THE FUNDS

n/i numeric investors Emerging Growth Fund

Ticker Symbol: NIMCX

Investment Goal

The Fund’s investment goal is to provide long-term capital appreciation.

Primary Investment Strategies

Under normal circumstances, at the time of purchase, the Fund invests in common stocks of companies with micro- and small- sized capitalizations, similar to companies represented in the Russell 2000® Growth Index. Numeric determines its stock selection decisions for this Fund primarily on the basis of its Growth Stock and Quality of Earnings Models. Considered, but of less importance, is the Fair Value Stock Model.

The Fund may use futures to reduce risk to the Fund as a whole (hedge); they also may be used to maintain liquidity, commit cash pending investment or increase returns.

Key Risks

•	Common stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical; there are times when stock prices generally increase, and other times when they generally decrease. Therefore, you could lose money by investing in the Fund.

•	The net asset value of the Fund will change with changes in the market value of its portfolio positions.

•	Investments in micro-cap companies involve greater risk than is customarily associated with larger more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth of management.

•	The securities of smaller-sized companies may be subject to more abrupt or erratic market movements than securities of larger more established companies.

•	The Fund’s micro-cap securities may underperform small-cap, mid-cap or large-cap securities, or the equity markets as a whole when they are out of favor.

•	The Fund’s use of futures may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

Portfolio Turnover—The more often stocks are traded, the more the Fund will be charged brokerage commissions and other transaction costs that lower performance. In addition to higher transaction costs, high portfolio turnover, such as that experienced by the Fund, could result in the realization of taxable capital gains. Because the Fund has higher than average portfolio turnover and resultant transaction costs, the Fund is better suited for tax-deferred type accounts because of the potential for taxable capital gains.

Risk/Return Information

The chart below illustrates the Fund’s long-term performance. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart and table below both assume reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced.

Total Returns for the Calendar Years Ended

December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above)

Best Quarter:	28.66%	(quarter ended December 31, 1998)
Worst Quarter:	(19.55)%	(quarter ended September 30, 2001)

Year-to-date total return for the nine months ended September 30, 2006: 5.61%

3

Average Annual Total Returns

The table below compares the Fund’s average annual total returns for the past 1 and 5 calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for 1 year, 5 years and since inception compare with those of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

Average Annual Total Returns

For the Periods Ended December 31, 2005

	1 Year	5 Years	Since inception*
n/i numeric investors
Emerging Growth Fund Before Taxes	8.10%	11.93%	16.43%
n/i numeric investors
Emerging Growth Fund After Taxes on Distributions	2.40%	8.85%	11.36%
n/i numeric investors
Emerging Growth Fund After Taxes on Distributions and Sale of Fund Shares	5.81%	8.66%	11.23%
Russell 2000® Growth Index
(reflects no deduction for fees, expenses or taxes)[1]	4.15%	2.28%	2.93%

*	Commenced operations on June 3, 1996.
[1]	The Russell 2000® Growth Index contains stocks from the Russell 2000® Index with greater-than-average growth orientation. Companies in this index generally have higher price to book and price to earnings ratios. The Russell 2000® is an index of stocks 1,001 through 3,000 in the Russell 3000® Index as ranked by total market capitalization. This index is segmented into growth and value categories.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual Fund operating expenses are paid out of Fund assets and are reflected in the Fund’s price.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge imposed on purchases	None
Maximum deferred sales charge	None
Maximum sales charge imposed on reinvested dividends	None
Redemption fee*	2.00%
Exchange fee	None
Maximum account fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management fees	0.75%
Rule 12b-1 fees	None
Other expenses(1)	0.56%

Total annual Fund operating expenses	1.31%

*	To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund redeems shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed that have been held for less than one year. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.
[1]

“Other expenses” include audit, administration, custody, legal, registration, transfer agency, miscellaneous other charges and Shareholder Servicing Fees. The Board of Directors approved a Shareholder Services Plan, effective March 1, 2003, which permits the Fund to pay fees of up to 0.25% of the average daily net assets of the Fund to certain Shareholder Organizations (as defined on page 18 of the Prospectus) for services for the

4

benefit of customers. Fees attributable to the Shareholder Services Plan for the year ended August 31, 2006 were 0.04% of the Fund’s average net assets. A $15.00 custodial maintenance fee is charged per IRA account per year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvested all dividends and distributions. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$133	$415	$718	$1,579

n/i numeric investors Growth Fund

Ticker Symbol: NISGX

Investment Goal

The Fund’s investment goal is to provide long-term capital appreciation.

Primary Investment Strategies

Under normal circumstances, at the time of purchase, the Fund invests in common stocks of companies with small- and mid-sized capitalizations, similar to companies represented in the Russell 2500® Growth Index. Numeric determines its stock selection decisions for this Fund primarily on the basis of its Growth Stock and Quality of Earnings Models. Considered, but of less importance, is the Fair Value Stock Model.

The Fund may use futures to reduce risk to the Fund as a whole (hedge); they also may be used to maintain liquidity, commit cash pending investment or increase returns.

Key Risks

•	Common stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical; there are times when stock prices generally increase, and other times when they generally decrease. Therefore, you could lose money by investing in the Fund.

•	The net asset value of the Fund will change with changes in the market value of its portfolio positions.

•	Investments in smaller-cap companies involve greater risk than is customarily associated with larger more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth of management.

•	The securities of smaller-sized companies may be subject to more abrupt or erratic market movements than securities of larger more established companies.

•	The Fund’s securities may underperform other securities, or the equity markets as a whole when they are out of favor.

•	The Fund’s use of futures may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

Portfolio Turnover—The more often stocks are traded, the more the Fund will be charged brokerage commissions and other transaction costs that lower performance. In addition to higher transaction costs, high portfolio turnover, such as that experienced by the Fund, could result in the realization of taxable capital gains. Because the Fund has higher than average portfolio turnover and resultant transaction costs, the Fund is better suited for tax-deferred type accounts because of the potential for taxable capital gains.

Risk/Return Information

The chart below illustrates the Fund’s long-term performance. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced.

5

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above)

Best Quarter:	31.08%	(quarter ended December 31, 1999)
Worst Quarter:	(25.96)%	(quarter ended September 30, 1998)

Year-to-date total return for the nine months ended September 30, 2006: 4.28%

Average Annual Total Returns

The table below compares the Fund’s average annual total returns for the past 1 and 5 calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for 1 year, 5 years and since inception compare with those of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

Average Annual Total Returns

For the Periods Ended December 31, 2005

	1 Year	5 Years	Since inception*
n/i numeric investors
Growth Fund Before Taxes	5.58%	5.13%	9.55%
n/i numeric investors
Growth Fund After Taxes on Distributions	3.04%	4.62%	7.06%
n/i numeric investors
Growth Fund After Taxes on Distributions and Sale of Fund Shares	4.32%	4.17%	6.82%
Russell 2500® Growth Index
(reflects no deduction for fees, expenses or taxes)[1]	8.17%	2.78%	5.83%

*	Commenced operations on June 3, 1996.
[1]	The Russell 2500® Growth Index is an index of stocks 501 through 3,000 in the Russell 3000® Index, as ranked by total market capitalization. This index is segmented into growth and value categories. The Russell 2500® Growth Index contains stocks from the Russell 2500® Index with greater-than-average growth orientation. Companies in this index generally have higher price to book and price to earnings ratios.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual Fund operating expenses are paid out of Fund assets and are reflected in the Fund’s price.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition, the table shows the maximum performance fee adjustment to which Numeric may be entitled under certain performance arrangements.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge imposed on purchases	None
Maximum deferred sales charge	None
Maximum sales charge imposed on reinvested dividends	None
Redemption fee*	2.00%
Exchange fee	None
Maximum account fee	None

6

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management fees(1)	1.35%
Rule 12b-1 fees	None
Other expenses(2)	0.83%

Total annual Fund operating expenses	2.18%

*	To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund redeems shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed that have been held for less than one year. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.
[1]	Numeric is entitled to a performance based fee calculated at the end of each month using a basic fee of 0.85% and a performance fee adjustment based upon the Fund’s performance during the last rolling 12 month period. The figure shown reflects the maximum performance fee adjustment to which Numeric may be entitled under certain performance arrangements. This maximum fee may be applicable only if the Fund outperforms the Russell 2500® Growth Index by 900 basis points (9%) and is not an indication of how the Fund will perform in the future. At the end of each month, the management fee rate is applied to the net assets averaged over the same 12-month rolling period over which the investment performance of the Fund was measured to determine the management fee. See “Management—Investment Adviser” for a further discussion.
[2]	“Other expenses” include audit, administration, custody, legal, registration, transfer agency, miscellaneous other charges and Shareholder Servicing Fees. The Board of Directors approved a Shareholder Services Plan, effective March 1, 2003, which permits the Fund to pay fees of up to 0.25% of the average daily net assets of the Fund to certain Shareholder Organizations (as defined on page 18 of the Prospectus) for services for the benefit of customers. Fees attributable to the Shareholder Services Plan for the year ended August 31, 2006 were 0.07% of the Fund’s average net assets. A $15.00 custodial maintenance fee is charged per IRA account per year.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$221	$682	$1,169	$2,513

n/i numeric investors Mid Cap Fund

Ticker Symbol: NIGVX

Investment Goal

The Fund’s investment goal is to provide long-term capital appreciation.

Primary Investment Strategies

Under normal circumstances, at the time of purchase, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in common stocks of companies with mid-sized capitalizations which the Fund defines as the 100th to the 1,000th largest companies (excluding American Depositary Receipts) as ranked by market capitalization. The Fund will notify shareholders sixty days in advance of any change in this policy. Numeric determines its stock selection decisions for this Fund based on its Growth Stock, Fair Value Stock and Quality of Earnings Models.

The Fund may use futures to reduce risk to the Fund as a whole (hedge); they also may be used to maintain liquidity, commit cash pending investment or increase returns.

Key Risks

•	Common stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical; there are times when stock prices

7

generally increase, and other times when they generally decrease. Therefore, you could lose money by investing in the Fund.

•	The net asset value of the Fund will change with changes in the market value of its portfolio positions.

•	Investments in smaller-cap companies involve greater risk than is customarily associated with larger more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth of management.

•	The securities of smaller-sized companies may be subject to more abrupt or erratic market movements than securities of larger more established companies.

•	The Fund’s securities may underperform other securities, or the equity markets as a whole when they are out of favor.

•	The Fund’s use of futures may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

Portfolio Turnover—The more often stocks are traded, the more the Fund will be charged brokerage commissions and other transaction costs that lower performance. In addition to higher transaction costs, high portfolio turnover, such as that experienced by the Fund, could result in the realization of taxable capital gains. Because the Fund has higher than average portfolio turnover and resultant transaction costs, the Fund is better suited for tax-deferred type accounts because of the potential for taxable capital gains.

Risk/Return Information

The chart below illustrates the Fund’s long-term performance. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above)

Best Quarter:	20.51%	(quarter ended December 31, 1998)
Worst Quarter:	(19.23)%	(quarter ended September 30, 2001)

Year-to-date total return for the nine months ended September 30, 2006: 7.62%

Average Annual Total Returns

The table below compares the Fund’s average annual total returns for the past 1 and 5 calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for 1 year, 5 years and since inception compare with those of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

8

Average Annual Total Returns

For the Periods Ended December 31, 2005

	1 Year	5 Years	Since inception*
n/i numeric investors
Mid Cap Fund Before Taxes	15.05%	7.61%	13.26%
n/i numeric investors
Mid Cap Fund After Taxes on Distributions	8.26%	6.14%	9.86%
n/i numeric investors
Mid Cap Fund After Taxes on Distributions and Sale of Fund Shares	9.95%	5.71%	9.42%
Russell Midcap® Index
(reflects no deduction for fees, expenses or taxes)[1]	12.65%	8.45%	11.88%

*	Commenced operations on June 3, 1996.
[1]	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 28% of the total market capitalization of the Russell 1000® Index. Currently, the market capitalization range of the companies in the Russell® Midcap Index is $1.4 billion to $20.8 billion. Please note that this range is as of a particular point in time and is subject to change.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual Fund operating expenses are paid out of Fund assets and are reflected in the Fund’s price.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition, the table shows the maximum performance fee adjustment to which Numeric may be entitled under certain performance arrangements.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge imposed on purchases	None
Maximum deferred sales charge	None
Maximum sales charge imposed on reinvested dividends	None
Redemption fee*	2.00%
Exchange fee	None
Maximum account fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management fees(1)	1.35%
Rule 12b-1 fees	None
Other expenses(2)	0.87%

Total annual Fund operating expenses	2.22%

*	To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund redeems shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed that have been held for less than one year. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.
[1]	Numeric is entitled to a performance based fee calculated at the end of each month using a basic fee of 0.85% and a performance fee adjustment based upon the Fund’s performance during the last rolling 12 month period. The figures shown reflect the maximum performance fee adjustment to which Numeric may be entitled under certain performance arrangements. The maximum fee may be applicable only if the Fund outperforms the Russell Midcap® Index by 900 basis points (9%) and is not an indication of how the Fund will perform in the future. At the end of each month, the management fee rate is applied to the net assets averaged over the same 12-month rolling period over which the investment performance of the Fund was measured to determine the management fee. See “Management—Investment Adviser” for a further discussion.
[2]	“Other expenses” include audit, administration, custody, legal, registration, transfer agency, miscellaneous other charges and Shareholder Servicing Fees. The Board of Directors approved a Shareholder Services Plan, effective March 1, 2003, which permits the Fund to pay fees of up to 0.25% of the average daily net assets of the Fund to certain Shareholder Organizations (as defined on page 18 of the Prospectus) for services for the benefit of customers. Fees attributable to the Shareholder Services Plan for the year ended August 31, 2006 were 0.06% of the Fund’s average net assets. A $15.00 custodial maintenance fee is charged per IRA account per year.

9

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$225	$694	$1,190	$2,554

DESCRIPTION OF THE FUND

n/i numeric investors Small Cap Value Fund

Ticker Symbol: NISVX

Investment Goal

The Fund’s investment goal is to provide long-term capital appreciation.

Primary Investment Strategies

Under normal circumstances, at the time of purchase, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in value-oriented common stocks of companies with market capitalizations of $2 billion or less. Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in value-oriented common stocks of companies with market capitalization of $3 billion or less. The Fund will notify shareholders sixty days in advance of any change in this policy. Numeric determines its stock selection decisions for the Fund primarily on the basis of its Fair Value Stock and Quality of Earnings Models. Also considered, but of less importance, is the Growth Stock Model.

The Fund may use futures to reduce risk to the Fund as a whole (hedge); they also may be used to maintain liquidity, commit cash pending investment or increase returns.

Key Risks

•	Common stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical; there are times when stock prices generally increase, and other times when they generally decrease. Therefore, you could lose money by investing in the Fund.

•	The net asset value of the Fund will change with changes in the market value of its portfolio positions.

•	Investments in smaller-cap companies involve greater risk than is customarily associated with larger more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth of management.

•	The securities of smaller-sized companies may be subject to more abrupt or erratic market movements than securities of larger more established companies.

•	The Fund’s small-cap securities may underperform mid-cap or large-cap securities, or the equity markets as a whole when they are out of favor.

•	The Fund’s use of futures may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security or a market to fluctuate significantly in price within a short time period.

Portfolio Turnover—The more often stocks are traded, the more the Fund will be charged brokerage commissions and other transaction costs that lower performance. In addition to higher transaction costs, high portfolio turnover, such as that experienced by the Fund, could result in the realization of taxable capital gains. Because the Fund has higher than average portfolio turnover and resultant transaction costs, the Fund is better suited for tax-deferred type accounts because of the potential for taxable capital gains.

Risk/Return Information

The chart below illustrates the Fund’s long-term performance. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such

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investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced.

Total Return for the Calendar Years Ended

December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above)

Best Quarter:	22.36%	(quarter ended June 30, 2003)
Worst Quarter:	(17.02)%	(quarter ended September 30, 2002)

Year-to-date total return for the nine months ended September 30, 2006: 10.49%

Average Annual Total Returns

The table below compares the Fund’s average annual total returns for the past 1 and 5 calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for 1 year, 5 years and since inception compare with those of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

Average Annual Total Returns

For the Periods Ended December 31, 2005

	1 Year	5 Years	Since inception*
n/i numeric investors
Small Cap Value Fund Before Taxes	8.41%	21.09%	19.89%
n/i numeric investors
Small Cap Value Fund After Taxes on Distributions	1.45%	14.96%	14.72%
n/i numeric investors
Small Cap Value Fund After Taxes on Distributions and Sale of Fund Shares	5.65%	14.59%	14.24%
Russell 2000® Value Index
(reflects no deduction for fees, expenses or taxes)[1]	4.71%	13.55%	12.84%

*	Commenced operations on November 30, 1998.
[1]	The Russell 2000® Value Index contains stocks from the Russell 2000® Index with greater-than-average value orientation. Companies in this index generally have lower price to book and price to earnings ratios. The Russell 2000® Index is an index of stocks 1,001 through 3,000 in the Russell 3000® Index as ranked by total market capitalization. This index is segmented into growth and value categories. Currently, the market capitalization range of the companies in the Russell 2000® Value Index is $94 million to $3.0 billion. Please note that this range is as of a particular point in time and is subject to change.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual Fund operating expenses are paid out of Fund assets and are reflected in the Fund’s price.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition, the table shows the maximum performance fee adjustment to which Numeric may be entitled under certain performance arrangements.

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Shareholder Fees (fees paid directly from your investment)

Maximum sales charge imposed on purchases	None
Maximum deferred sales charge	None
Maximum sales charge imposed on reinvested dividends	None
Redemption fee*	2.00%
Exchange fee	None
Maximum account fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management fees(1)	1.35%
Rule 12b-1 fees	None
Other expenses(2)	0.52%

Total annual Fund operating expenses	1.87%

*	To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund redeems shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed that have been held for less than one year. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. Shareholders requesting payment of redemption proceeds by wire are charged a transaction fee of $7.50.
[1]	Numeric is entitled to a performance based fee calculated at the end of each month using a basic fee of 0.85% and a performance fee adjustment based upon the Fund’s performance during the last rolling 12 month period. The figures shown reflect the maximum performance fee adjustment to which Numeric may be entitled under certain performance arrangements. The maximum fee may be applicable only if the Fund outperforms the Russell 2000® Value Index by 900 basis points (9%) and is not an indication of how the Fund will perform in the future. At the end of each month, the management fee rate is applied to the net assets averaged over the same 12-month rolling period over which the investment performance of the Fund was measured to determine the management fee. See “Management—Investment Adviser” for a further discussion.
[2]	“Other expenses” include audit, administration, custody, legal, registration, transfer agency, miscellaneous other charges and Shareholder Servicing Fees. The Board of Directors approved a Shareholder Services Plan, effective March 1, 2003, which permits the Fund to pay fees of up to 0.25% of the average daily net assets of the Fund to certain Shareholder Organizations (as defined on page 18 of the Prospectus) for services for the benefit of customers. Fees attributable to the Shareholder Services Plan for the fiscal year ended August 31, 2006 were 0.02% of the Fund’s average net assets. A $15.00 custodial maintenance fee is charged per IRA account per year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$190	$588	$1,011	$2,190

ADDITIONAL INFORMATION ON FUND INVESTMENTS

Each Fund may lend its portfolio securities to financial institutions. A Fund will receive collateral in cash or high quality securities equal to the current value of the loaned securities. These loans will be limited to 33 1/3% of the value of the Fund’s total assets. Lending a Fund’s portfolio securities involves the risk of a delay in additional collateral if the value of the securities goes up while they are on loan. There is also the risk of delay in recovering the loaned securities and of losing rights to the collateral if the borrower goes bankrupt.

A Fund may borrow money for temporary or emergency (not leveraging) purposes. Each Fund will not make any additional investments while borrowings exceed 5% of its total assets.

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While Numeric intends to fully invest each Fund’s assets at all times in accordance with its policies as described above, each Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or deposits of U.S. and foreign issuers. Such investments include, but are not limited to, commercial paper, bank obligations, government securities and repurchase agreements. Numeric will determine when temporary defensive measures are warranted. To the extent that a Fund employs temporary defensive measures, it may not achieve its investment objective.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”).

MANAGEMENT

Investment Adviser

Numeric Investors LLC serves as investment adviser to the Funds. Numeric, whose principal business address is One Memorial Drive, Cambridge, Massachusetts 02142, was organized in October 1989 as a Delaware limited partnership and in 2004 was restructured as a Delaware limited liability company. As of September 30, 2006, the firm, which specializes in the active management of U.S. and international equity portfolios using internally developed quantitative stock selection and portfolio risk-control techniques, had approximately $12.8 billion in assets under management for individuals, limited partnerships, mutual funds, offshore funds, pension plans and endowment accounts.

Michael Even, Chartered Financial Analyst, joined Numeric as the President and Chief Executive Officer of Numeric effective June 1, 2006. Mr. Even received his Masters in Business from MIT and his undergraduate degree from Cornell University.

Langdon B. Wheeler, Chartered Financial Analyst, is the founder and Chief Investment Officer of Numeric. Mr. Wheeler received his MBA from Harvard University and an undergraduate degree from Yale University.

A discussion regarding the basis for the Company’s Board of Directors approving each Fund’s investment advisory agreement with Numeric is available in the Funds’ annual report to shareholders dated August 31, 2006.

For the Funds’ fiscal year ended August 31, 2006, for its advisory services to the n/i numeric investors Emerging Growth Fund, n/i numeric investors Growth Fund, n/i numeric investors Mid Cap Fund and n/i numeric investors Small Cap Value Fund, Numeric received investment advisory fees of 0.75%, 0.37%, 0.66% and 0.61%, respectively, of each Fund’s average daily net assets, after fee waivers and expense reimbursements, if any.

Numeric is entitled to a management fee of 0.75% of the n/i numeric investors Emerging Growth Fund’s average daily net assets before fee waivers and expense reimbursements, if any.

Numeric is entitled to a performance based fee for the n/i numeric investors Growth Fund, n/i numeric investors Mid Cap Fund and n/i numeric investors Small Cap Value Fund. The performance based fee is calculated at the end of each month using a basic fee of 0.85% and a performance fee adjustment based upon each Fund’s performance during the last rolling 12-month period. Each Fund’s net performance would be compared with the performance of its benchmark index during that same rolling 12-month period. When a Fund’s performance is between 4.00% and 4.99% better than its benchmark, it would pay Numeric the basic fee. When a Fund’s performance is at least 5.00% better than its benchmark, it would pay Numeric more than the basic fee. If a Fund did not perform at least 4.00% better than its benchmark, Numeric would be paid less than the basic fee. Each 1.00% of the difference in performance between a Fund and its benchmark plus 4.00% during the performance period would result in a 0.10% adjustment to the basic fee. The benchmark index for the Growth Fund is the Russell 2500® Growth Index. The benchmark index for the Mid Cap Fund is the Russell Midcap® Index. The benchmark index for the Small Cap Value Fund is the Russell 2000® Value Index.

The maximum annualized performance adjustment rate would be + or – 0.50%, which would be added to or deducted from the basic fee if a Fund outperformed its benchmark index over a rolling 12-month period by 9.00% or more or if it underperformed its benchmark index over a rolling 12-month period.

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The chart below shows what the management fee rate would be if a Fund exceeds its benchmark by the stated amount.

Percentage Point Difference Between Fund Performance (Net of Expenses Including Advisory Fees) and Change in Total Benchmark Index	Basic Fee	Performance Adjustment Rate	Total Advisory Fee Rate
+9% or more	0.85%	0.50%	1.35%
+8% or more but less than +9%	0.85%	0.40%	1.25%
+7% or more but less than +8%	0.85%	0.30%	1.15%
+6% or more but less than +7%	0.85%	0.20%	1.05%
+5% or more but less than +6%	0.85%	0.10%	0.95%
+4% or more but less than +5%	0.85%	None	0.85%
+3% or more but less than +4%	0.85%	-0.10%	0.75%
+2% or more but less than +3%	0.85%	-0.20%	0.65%
+1% or more but less than +2%	0.85%	-0.30%	0.55%
+0% or more but less than +1%	0.85%	-0.40%	0.45%
Less than 0%	0.85%	-0.50%	0.35%

At the end of each month, the management fee rate is applied to the net assets averaged over the same 12-month rolling period over which the investment performance of each Fund was measured to determine the management fee.

Portfolio Management Team

All investment decisions with respect to each Fund are made by a team of Numeric’s Portfolio Management Department. No one person is responsible for making recommendations to that team. The members of each team are as follows:

Emerging Growth Fund, Growth Fund, and Small Cap Value Fund

Portfolio Manager(s)	Since	Past 5 Years’ Business Experience
Arup K. Datta	1993	Managing Director of Numeric

Daniel M. Taylor	1999	Portfolio Manager of Numeric

Mr. Datta serves as the Managing Director of Numeric and performs some of the day-to-day trading for the accounts. Mr. Taylor serves as the Portfolio Manager of the Funds and assumes some of the day-to-day trading responsibility for the accounts. Messrs. Datta and Taylor serve as back-up to each other.

Mid Cap Fund

Portfolio Manager(s)	Since	Past 5 Years’ Business Experience
Arup K. Datta	1993	Managing Director of Numeric

Joseph J. Schirripa	2003	Portfolio Manager, Standish Mellon Asset Management, 1999 to 2003

Mr. Datta serves as the Managing Director of Numeric and performs some of the day-to-day trading for the account. Mr. Schirripa serves as the Portfolio Manager of the Fund and assumes some of the day-to-day trading responsibility for the account. Messrs. Datta and Schirripa serve as back-up to each other.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

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Other Service Providers

The following chart shows the Funds’ other service providers and includes their addresses and principal activities.

Shareholders

Distribution and Shareholder Services

Principal Distributor

PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

Distributes shares of the Funds.

Transfer Agent

PFPC Inc.
301 Bellevue Parkway*
Wilmington, DE 19809

Handles shareholder services, including record-keeping and statements, distribution of dividends and processing of buy and sell requests.

**Do not use this address for purchases and redemptions. Please see "Purchase of Fund Shares" and "Redemption of Fund Shares" sections for further instructions.*

Asset Management

Investment Adviser

Numeric Investors LLC
One Memorial Drive
Cambridge, MA 02142

Manages the Funds' investment activities.

Custodian

Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

Holds the Funds' assets, settles all portfolio trades.

Fund Operations

Co-Administrator

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

Assists the Funds in all aspects of their administration and operations

Co-Administrator and Fund Accounting Agent

PFPC Inc.
301 Bellevue Parkway
Wilmington, DE 19809

Provides facilities, equipment and personnel to carry out administrative services related to the Funds and calculates the Funds' net asset value, dividends and distributions.

Board of Directors

Supervises the Funds' activities.

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SHAREHOLDER INFORMATION

Pricing of Fund Shares

Shares of the Funds (“Shares”) are priced at their net asset value (“NAV”). The NAV of each Fund is calculated as follows:

Value of Assets
NAV	=	-Value of Liabilities
Number of Outstanding Shares

Each Fund’s NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. Each Fund will effect purchases of Fund shares at the NAV next determined after receipt of your order or request in proper form. Each Fund will effect redemptions of Fund shares at the NAV next calculated after receipt of your order in proper form.

A Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”). Equity securities listed on NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. When prices are not available from such services or are deemed to be unreliable, securities may be valued by dealers who make markets in such securities. Foreign securities, currencies and other securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. If a Fund holds foreign equity securities, the calculation of the Fund’s NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund’s portfolio, since these securities are traded on foreign exchanges.

If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. In such instances, a foreign security may be fair valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses).

Market Timing

In accordance with the policy adopted by the Company’s Board of Directors, the Company discourages market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by long-term shareholders. The Company and the Adviser reserve the right to reject or restrict purchase requests from any investor. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company’s (or the Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company or the Adviser, has been or may be disruptive to a Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

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To deter excessive shareholder trading, Shares of each Fund held for less than one year will be subject to the 2.00% transaction fee of the NAV of such Shares redeemed at the time of redemption. In addition, the Funds limit the number of exchanges to three (3) times per year (at least 30 days apart). For further information on redemptions and exchanges, please see the sections titled “Shareholder Information—Redemption of Fund Shares and Exchange Privilege.”

Purchase of Fund Shares

You may purchase Shares of each Fund at the NAV per share next calculated after your order is received by PFPC Inc. (the “Transfer Agent”) in proper form as described below under “Initial Investment by Mail.” After an initial purchase is made, the Transfer Agent will set up an account for you on the Company’s records. The minimum initial investment in any Fund is $3,000 and the minimum additional investment is $100. You can only purchase Shares of each Fund on days the NYSE is open and through the means described below.

Initial Investment By Mail. Subject to acceptance by the Company, an account may be opened by completing and signing the application included with this Prospectus and mailing it to the Transfer Agent at the address noted below, together with a check ($3,000 minimum) payable to n/i numeric investors family of funds:

n/i numeric investors family of funds

c/o PFPC Inc.

P.O. Box 9832

Providence, RI 02940

Or overnight to:

n/i numeric investors family of funds

c/o PFPC Inc.

101 Sabin Street

Pawtucket, RI 02860-1427

The name of the Fund(s) to be purchased should be designated on the application and should appear on the check. Subject to acceptance by the Company, payment for the purchase of Shares received by mail will be credited to a shareholder’s account at the NAV per share of the Fund next determined after receipt of payment in good order.

Initial Investment By Wire. Subject to acceptance by the Company, Shares of each Fund may be purchased by wiring federal funds to PNC Bank, N.A. (see instructions below). In order to use this option your investment must be at least $3,000. A completed application should be forwarded to the Company at the address noted above under “Initial Investment by Mail” in advance of the wire. For each Fund, notification for purchase of Shares must be given to the Transfer Agent at 1-800-348-5031 prior to the close of trading on the NYSE (usually 4:00 p.m. Eastern time) on the same day. (Prior notification must also be received from investors with existing accounts.) Funds should be wired to:

PNC Bank, N.A.

Philadelphia, Pennsylvania

From: (your name)

ABA# 031-0000-53

Account # 86-1108-2312

F/B/O n/i numeric investors family of funds

Ref. (Fund Name and Account Number)

Shareholder or Account Name

Federal funds wire purchases will be accepted only on days when the NYSE and PNC Bank, N.A. are open for business.

Additional Investments. Additional investments may be made at any time by mailing a check to the Transfer Agent at the address noted above under “Initial Investment by Mail” (payable to n/i numeric investors family of funds), or by wiring monies to PNC Bank as outlined above under “Initial Investment by Wire.” Additional investments by wire must be at least $3,000. For each Fund, notification for purchase of Shares must be given to the Transfer Agent at 1-800-348-5031 prior to the close of trading on the NYSE (usually 4:00 p.m. Eastern time), on the same day. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days.

Additional Investments Via the Internet. You may also purchase Shares of the Funds, up to $25,000 per day with no single trade over $10,000, via the Internet. In order to engage in Internet transactions you must complete and return a separate Internet account application. You can request an Internet account application by contacting Numeric at http://www.numeric.com or by calling 1-800-numeric (686-3742). After your Internet application

17

is received, you will receive a Welcome Letter that will provide you with further instructions.

The Company employs reasonable procedures to confirm that instructions communicated over the Internet are genuine. Such procedures include, but are not limited to, requiring a separate application for Internet access services and appropriate personal identification for each on-line session, providing written confirmations to the address of record and employing other precautions reasonably designed to protect the integrity, confidentiality and security of shareholder information. Neither the Company, Numeric, PFPC Distributors, Inc., PFPC Inc., Bear Stearns Funds Management Inc. (“BSFM”) nor any agent of the Company will be liable for any loss, liability, cost or expense for following instructions communicated via the Internet that they reasonably believe to be genuine or for following such security procedures. In the event that high volume on the Internet or other technical difficulties make Internet access unavailable, investors may contact the Company through the other methods described herein.

Shareholder Organizations. Shares of the Funds may also be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others (“Shareholder Organizations”). If you purchase and redeem shares of the Funds through a Shareholder Organization, you may be charged a transaction-based fee or other fee for the services of such organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their Organization. The Company does not pay to or receive compensation from Shareholder Organizations for the sale of Shares.

A Shareholder Organization will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with the Fund and with clients or customers. A Shareholder Organization or, if applicable, its designee that has entered into an agreement with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund’s pricing on the following business day. If payment is not received by such time, the Shareholder Organization could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when a Shareholder Organization, or if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund’s net asset value next computed after they are accepted by the Shareholder Organization or its authorized designee. If a purchase order is not received by the Fund in good order, the Transfer Agent will contact the Shareholder Organization to determine the status of the purchase order.

The Funds rely upon the integrity of the Shareholder Organizations to ensure that orders are timely and properly submitted. Each Fund cannot assure you that Shareholder Organizations properly submitted to it all purchase and redemption orders received from the Shareholder Organizations’ customers before the time for determination of the Fund’s net asset value in order to obtain that day’s price.

Automatic Investment Plan. Additional investments in Shares of the Funds may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through an Automatic Investment Plan. Investors desiring to participate in an Automatic Investment Plan should call the Transfer Agent at 1-800-348-5031 to obtain the appropriate forms, or complete the appropriate section of the Application included with this Prospectus. The minimum initial investment for an Automatic Investment Plan is $1,000, with minimum monthly payments of $100.

IRA Accounts. Shares of the Funds may be purchased in conjunction with IRAs, rollover IRAs, or pension, profit-sharing or other employer benefit plans. A $15.00 retirement custodial maintenance fee is charged per IRA Account per year. For further information as to applications and annual fees, contact the Transfer Agent at 1-800-348-5031. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax advisor.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the

18

offering of Shares of the Funds or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Funds.

Purchases of the Funds’ Shares will be made in full and fractional Shares of each Fund calculated to three decimal places.

The Company’s officers are authorized to waive the minimum initial and subsequent investment requirements.

Good Order. You must include complete and accurate required information on your purchase request. Please see “Purchase of Fund Shares” for instructions. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor’s Shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s Shares when an investor’s identity cannot be verified.

Closing of Funds. Numeric will monitor the Funds’ total assets and may, subject to Board approval, close any of the Funds at any time to new investments or new accounts due to concerns that a significant increase in the size of a Fund may adversely affect the implementation of Numeric’s investment strategy. Numeric also may choose to reopen a closed fund to new investments at any time, and may subsequently close such Fund again should concerns regarding Fund size recur. Numeric reserves the right while a Fund is closed to accept new investments from any of its employees or their spouses, parents or children, or to further restrict the sale of its shares. If a Fund closes to new investments, the following may apply:

The closed Fund would only be offered to certain existing shareholders of that Fund and certain other persons, (who are generally subject to cumulative, maximum purchase amounts) as follows:

a.	persons who already hold Shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Company,

b.	existing and future clients of financial advisors and planners whose clients already hold Shares of the closed Fund,

c.	employees of Numeric and their spouses and children, and

d.	directors of the Company.

Other persons who are shareholders of other n/i numeric investors family of funds are not permitted to acquire Shares of the closed Fund by exchange. Other purchase limitations may be implemented at the time of closing. Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elected otherwise.

The Emerging Growth, Growth, and Small Cap Value Funds are closed to new investments, except as described above.

Redemption of Fund Shares

You may redeem Shares of the Funds at the next NAV calculated after a redemption request is received by the Transfer Agent in proper form. The NAV is calculated as of the close of trading on the NYSE (usually 4:00 p.m. Eastern time). You can only redeem Shares of the Funds on days the NYSE is open and through the means described below.

You may redeem Shares of each Fund by mail, or, if you are authorized, by telephone or via the Internet. There is no charge for a redemption. However, if you redeem Shares held for less than one year, a

19

transaction fee of 2.00% of the NAV of the Shares redeemed at the time of the redemption will be charged. This additional transaction fee is paid to the affected Fund, not the adviser, distributor or transfer agent, as reimbursement for transaction costs associated with redemptions. The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund. For purposes of this redemption feature, Shares purchased first will be considered to be Shares first redeemed.

Redemption By Mail. Your redemption requests should be addressed to n/i numeric investors family of funds, c/o PFPC Inc., P.O. Box 9832, Providence, RI 02940, or for overnight delivery to n/i numeric investors family of funds, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 and must include:

a.	a letter of instruction specifying the number of Shares or dollar amount to be redeemed, signed by all registered owners of the Shares in the exact names in which they are registered;

b.	any required signature guarantees, which are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s) or (ii) the redemption request is for $10,000 or more. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

c.	other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Redemption By Telephone. In order to request a telephone redemption, you must have returned your account application containing a telephone election. To add a telephone redemption option to an existing account, contact the Transfer Agent by calling 1-800-348-5031. Please note that IRA accounts are not eligible for telephone redemptions.

Once you are authorized to utilize the telephone redemption option, a redemption of Shares may be requested by calling the Transfer Agent at 1-800-348-5031 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the telephone redemption option or the telephone exchange option (as described below) is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent’s records of such instructions are binding and shareholders, not the Company or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or the Transfer Agent to be genuine. The Company and Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company and Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

For accounts held of record by Shareholder Organizations, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under power of attorney.

Redemption Via the Internet. You may also redeem and exchange Shares of the Funds, up to $25,000 per day with no single trade over $10,000, via the Internet. In order to engage in Internet transactions you must complete and return a separate Internet account application. You can request an Internet account application by contacting Numeric at http://www.numeric.com or by calling 1-800-

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numeric (686-3742). After your Internet application is received, you will receive a Welcome Letter that will provide you with further instructions.

The Company employs reasonable procedures to confirm that instructions communicated over the Internet are genuine. Such procedures include, but are not limited to, requiring a separate application for Internet access services and appropriate personal identification for each on-line session, providing written confirmations to the address of record and employing other precautions reasonably designed to protect the integrity, confidentiality and security of shareholder information. Neither the Company, Numeric, PFPC Distributors, Inc., PFPC Inc., BSFM nor any agent of the Company will be liable for any loss, liability, cost or expense for following instructions communicated via the Internet that they reasonably believe to be genuine or for following such security procedures. In the event that high volume on the Internet or other technical difficulties make Internet access unavailable, investors may contact the Company through the other methods described herein.

Automatic Withdrawal. Automatic withdrawal permits you to request withdrawal of a specified dollar amount (minimum of $25) on either a monthly, quarterly or annual basis if you have a $10,000 minimum account balance. An application for automatic withdrawal can be obtained from the Transfer Agent. Automatic withdrawal may be ended at any time by the investor, the Company or the Transfer Agent. Purchases of additional Shares concurrently with withdrawals generally are undesirable as a shareholder may incur additional expenses and such transactions may have tax consequences.

Transaction Fee on Certain Redemptions of the Funds. The Funds require the payment of a transaction fee on redemptions of Shares held for less than one year equal to 2.00% of the NAV of such Shares redeemed at the time of redemption. This additional transaction fee is paid to the applicable Fund, not to the adviser, distributor or transfer agent. It is not a sales charge or a contingent deferred sales charge. The fee does not apply to redeemed Shares that were purchased through reinvested dividends or capital gain distributions. Shares purchased and held for less than one year will be subject to the 2.00% transaction fee of the NAV of such Shares redeemed at the time of redemption. The additional transaction fee is intended to limit short-term trading in the Funds or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. These costs include: (1) brokerage costs; (2) market impact costs—i.e., the decrease in market prices which may result when a Fund sells certain securities in order to raise cash to meet the redemption request; (3) the realization of capital gains by the other shareholders in the Fund; and (4) the effect of the “bid-ask” spread in the over-the-counter market. The 2.00% amount represents the Funds’ estimate of the brokerage and other transaction costs which may be incurred by a Fund in disposing of stocks in which the Fund may invest. Without the additional transaction fee, a Fund would generally be selling its shares at a price less than the cost to the Fund of acquiring the portfolio securities necessary to maintain its investment characteristics, resulting in reduced investment performance for all shareholders in the Fund. With the additional transaction fee, the transaction costs of selling additional stocks are not borne by all existing shareholders, but the source of funds for these costs is the transaction fee paid by those investors making redemptions out of the Funds. The Company reserves the right, at its discretion, to waive, modify or terminate the additional transaction fee.

Involuntary Redemption. The Company reserves the right to redeem a shareholder’s account in any Fund at any time the value of the account in such Fund falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in a Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed. The transaction fee will not be charged when shares are involuntarily redeemed.

Other Redemption Information. Redemption proceeds for Shares of the Funds recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Other than as described above, redemption proceeds ordinarily will be paid within seven days after a redemption request is received by the Transfer Agent in proper form. The Company may suspend the right of redemption or postpone the date at times

21

when the NYSE is closed or under any emergency circumstances as determined by the SEC.

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by a distribution in-kind of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended, so that a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund.

Proper Form. You must include complete and accurate required information on your redemption request. Please see “Redemption of Fund Shares” for instructions. Redemption requests not in proper form may be delayed.

Exchange Privilege

The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Shares of any Fund for Shares of any other Fund in the n/i numeric investors family of funds up to three (3) times per year (at least 30 days apart). Such exchange will be effected at the NAV of the exchanged Fund and the NAV of the Fund to be acquired next determined after the Transfer Agent’s receipt of a request for an exchange. An exchange of Shares held for less than one year (with the exception of Shares purchased through dividend reinvestment or the reinvestment of capital gains) will be subject to the 2.00% transaction fee. An exchange of Shares will be treated as a sale for federal income tax purposes. A shareholder wishing to make an exchange may do so by sending a written request to the Transfer Agent or, if authorized, by telephone or Internet.

If the exchanging shareholder does not currently own Shares of the Fund whose Shares are being acquired, a new account will be established with the same registration, dividend and capital gain distribution options as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. See “Redemption By Mail” for information on signature guarantees. The exchange privilege may be modified or terminated at any time, or from time to time, by the Company, upon 60 days’ written notice to shareholders.

If an exchange is to a new n/i numeric investors Fund, the dollar value of Shares acquired should equal or exceed the Company’s minimum for a new account; if an exchange is to an existing account, the dollar value should equal or exceed the Company’s minimum for subsequent investments. If an amount remains in the n/i numeric investors Fund from which the exchange is being made that is below the minimum account value required, the account may be subject to involuntary redemption.

The Funds’ exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds and increase transactions costs, the Funds have established a policy of limiting excessive exchange activity.

Notwithstanding these limitations, the Funds reserve the right to reject any purchase request (including exchange purchases from other n/i numeric investors Funds) that Numeric reasonably deems to be disruptive to efficient portfolio management.

Dividends and Distributions

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. Distributions are reinvested in additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

The Funds expect to declare and pay dividends from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

Taxes

The following is a summary of certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Except where

22

otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Federal Taxes. Each Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional Shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund Shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 15%. You will be notified annually of the tax status of distributions to you.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund Shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations.

Distributions from a Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

A portion of distributions paid by a Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.

If you purchase Shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

Sales and Exchanges. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your Shares, including an exchange for Shares of another Fund, based on the difference between your tax basis in the Shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund Shares for over twelve months at the time you sell or exchange them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held Shares.)

Any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares. Additionally, any loss realized on a sale or redemption of Shares of a Fund may be disallowed under “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the Shares acquired.

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IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Backup Withholding. The Funds may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current withholding rate is 28%.

U.S. Tax Treatment of Foreign Shareholders. Distributions by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a “foreign shareholder”) will generally be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate), unless one of the following exceptions applies. Withholding will not apply if a distribution paid by a Fund to a foreign shareholder is “effectively connected” with a U.S. trade or business of the shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of capital gains (aside from capital gains on REIT Shares) are not subject to withholding tax, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily may be subject to U.S. income tax if the individual is physically present in the U.S. for more than 182 days during the taxable year. In addition, foreign shareholders who are prepared to file U.S. federal income tax returns should generally be able to obtain a refund of any withholding taxes deducted from distributions attributable to interest earned by the Fund from U.S. sources.

State and Local Taxes. You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of a Fund’s distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Sunset of Tax Provisions. Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will change after 2010. Additionally, the provision exempting foreign shareholders from tax on distributions of short-term capital gains and portfolio interest is scheduled to sunset for the Funds’ taxable years beginning after December 31, 2007.

More information about taxes is contained in the SAI.

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FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per Share information results for a single Fund Share. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions, if any. This information has been derived from each Fund’s financial statements audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm. This information should be read in conjunction with each Fund’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Funds’ annual report, which is available upon request (see back cover for ordering instructions).

	Emerging Growth Fund
	For the Fiscal Years Ended August 31,
	2006	2005	2004		2003		2002
Per Share Operating Performance
Net asset value, beginning of year	$16.20	$17.48	$15.81		$11.81		$12.73

Net investment loss	(0.06)	(0.11)	(0.11	)(1)	(0.07	)(1)	(0.10)
Net realized and unrealized gain/(loss) on investments	1.30	3.53	2.12		4.07		(0.82)

Net increase/(decrease) in net assets resulting from operations	1.24	3.42	2.01		4.00		(0.92)

Distributions to shareholders from:
Net Investment Income	—	—	—		—		—
Net realized capital gains	(2.72)	(4.70)	(0.34)		—		—

Total dividends and distributions to shareholder	(2.72)	(4.70)	(0.34)		—		—

Redemption fees(2)	—	—	—		—		—

Net asset value, end of year	$14.72	$16.20	$17.48		$15.81		$11.81

Total investment return(3)	9.59%	26.06%	12.71%		33.87%		(7.23)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$135,307	$156,485	$133,531		$130,286		$96,865
Ratio of expenses to average net assets(4)	1.16%	1.18%	1.15%		1.20%		1.12%
Ratio of expenses to average net assets, without waivers, if any	1.31%	1.33%	1.31%		1.36%		1.26%
Ratio of net investment loss to average net assets(4)	(0.39)%	(0.68)%	(0.58)%		(0.55)%		(0.75)%
Portfolio turnover rate	227.47%	318.36%	269.90%		227.46%		216.40%

(1)	Calculated based on average shares outstanding for the year.
(2)	Amount is less than $0.01 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestment of dividends and distributions, if any.
(4)	Reflects waivers and expense reimbursements, if any.

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	Growth Fund
	For the Fiscal Years Ended August 31,
	2006	2005		2004		2003		2002
Per Share Operating Performance
Net asset value, beginning of year	$16.08	$12.99		$11.53		$9.07		$10.48

Net investment loss	(0.07)	(0.09	)(1)	(0.09	)(1)	(0.08	)(1)	(0.10)
Net realized and unrealized gain/(loss) on investments	0.84	3.18		1.55		2.54		(1.31)

Net increase/(decrease) in net assets resulting from operations	0.77	3.09		1.46		2.46		(1.41)

Distributions to shareholders from:
Net Investment Income	—	—		—		—		—
Net realized capital gains	(1.42)	—		—		—		—

Total dividends and distributions to shareholder	(1.42)	—		—		—		—

Redemption fees(2)	—	—		—		—		—

Net asset value, end of year	$15.43	$16.08		$12.99		$11.53		$9.07

Total investment return(3)	5.51%	23.79%		12.66%		27.12%		(13.45)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$30,246	$44,525		$36,076		$33,809		$34,034
Ratio of expenses to average net assets(4)	1.06%	1.20%		1.36%		1.49%		1.35%
Ratio of expenses to average net assets, without waivers, if any	1.20%	1.39%		1.59%		1.79%		1.54%
Ratio of net investment loss to average net assets(4)	(0.31)%	(0.62)%		(0.65)%		(0.81)%		(0.96)%
Portfolio turnover rate	254.81%	343.20%		291.02%		237.59%		241.28%

(1)	Calculated based on average shares outstanding for the year.
(2)	Amount is less than $0.01 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestment of dividends and distributions, if any.
(4)	Reflects waivers and expense reimbursements, if any.

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	Mid Cap Fund
	For the Fiscal Years Ended August 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of year	$20.16	$15.82	$13.88	$11.98	$13.16

Net investment income	0.03	0.02 (1)	0.07	0.08	0.08
Net realized and unrealized gain/(loss) on investments	1.93	4.47	1.96	1.90	(1.22)

Net increase/(decrease) in net assets resulting from operations	1.96	4.49	2.03	1.98	(1.14)

Dividends and distributions to shareholders from:
Net investment income	(0.05)	(0.07)	(0.09)	(0.08)	(0.06)
Net realized capital gains	(3.55)	(0.08)	—	—	—

Total dividends and distributions to shareholders	(3.60)	(0.15)	(0.09)	(0.08)	(0.06)

Redemption Fees	— *	— *	— *	— *	0.02

Net asset value, end of year	$18.52	$20.16	$15.82	$13.88	$11.98

Total investment return(2)	12.10%	28.52%	14.64%	16.70%	(8.48)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$46,047	$35,832	$30,822	$26,112	$25,109
Ratio of expenses to average net assets(3)	1.38%	1.23%	0.97%	1.00%	0.85%
Ratio of expenses to average net assets without waivers, if any	1.53%	1.44%	1.35%	1.52%	1.27%
Ratio of net investment income to average net assets(3)	0.15%	0.13%	0.47%	0.66%	0.59%
Portfolio turnover rate.	302.69%	321.41%	292.78%	227.20%	270.77%

*	Amount is less than $0.01 per share.
(1)	Calculated based on average shares outstanding for the year.
(2)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestment of dividends and distributions, if any.
(3)	Reflects waivers.

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	Small Cap Value Fund
	For the Fiscal Years Ended August 31,
	2006		2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of year	$20.43		$19.90	$18.46	$16.86	$17.61

Net investment income/(loss)	0.16		0.08 (1)	0.09	0.05	(0.05)
Net realized and unrealized gain on investments	1.69		4.29	3.67	2.90	1.71

Net increase in net assets resulting from operations	1.85		4.37	3.76	2.95	1.66

Dividends and distributions to shareholders from:
Net investment income	(0.15)		(0.08)	(0.09)	—	(0.02)
Net realized capital gains	(3.71)		(3.76)	(2.24)	(1.41)	(2.58)

Total dividends and distributions to shareholders	(3.86)		(3.84)	(2.33)	(1.41)	(2.60)

Redemption Fees	—	*	— *	0.01	0.06	0.19

Net asset value, end of year	$18.42		$20.43	$19.90	$18.46	$16.86

Total investment return(2)	11.76	%(5)	26.37%	21.46%	20.51%	13.31%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$231,195		$242,830	$197,295	$180,497	$130,380
Ratio of expenses to average net assets(3)	0.98	%(4)	0.99%	0.92%	1.55%	1.73%
Ratio of expenses to average net assets without waivers	1.13%		1.14%	1.07%	1.70%	1.88%
Ratio of net investment income/(loss) to average net assets(3)	0.43	%(4)	0.43%	0.45%	0.33%	(0.35)%
Portfolio turnover rate.	241.63%		348.63%	366.70%	268.07%	275.73%

*	Amount is less than $0.01 per share.
(1)	Calculated based on average shares outstanding for the year.
(2)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestment of dividends and distributions, if any.
(3)	Reflects waivers.
(4)	Does not reflect the amount reimbursed by affiliate. Including the effect of the amount reimbursed by affiliate, the ratio of expenses to average net assets would be 0.54% and the ratio of net investment income/(loss) to average net assets would be 0.87%.
(5)	Total return includes the amount reimbursed by affiliate. Excluding the amount reimbursed by affiliate, total return would have been 11.17%.

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n/i numeric investors family of funds

1-800-numeric (686-3742)

http://www.numeric.com

For More Information:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the n/i numeric investors family of funds is available free of charge, upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about each Fund’s investments, describe the Fund’s performance, list portfolio holdings, and discuss recent market conditions and economic trends. The Annual Report includes each Fund’s strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information

An SAI, dated December 31, 2006, has been filed with the SEC. The SAI, which includes additional information about the n/i numeric investors family of funds, may be obtained free of charge, along with the Funds’ annual and semi-annual reports, by calling (800) 348-5031. The SAI and annual and semi-annual reports are also available on the Funds’ website at http://www.numeric.com. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus and is legally considered a part of this prospectus.

Shareholder Inquiries

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: (800) 348-5031 or visit Numeric’s website at http://www.numeric.com.

Written Correspondence

Post Office Address:	n/i numeric investors family of funds
c/o PFPC Inc., PO Box 9832,
Providence, RI 02940

Street Address:	n/i numeric investors family of funds
c/o PFPC Inc., 101 Sabin Street
Pawtucket, RI 02860-1427

Securities and Exchange Commission

You may view and copy information about the Company and the Funds, including the SAI, by visiting the SEC’s Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-551-8090.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS’ SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

INVESTMENT COMPANY ACT FILE NO. 811-05518

THE SCHNEIDER

SMALL CAP

VALUE FUND

of The RBB Fund, Inc.

This prospectus gives vital information about the Schneider Small Cap Value Fund (the “Fund”), an investment portfolio of The RBB Fund, Inc. (the “Company”), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

PROSPECTUS

December 31, 2006

THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

December 31, 2006

A look at the goals, strategies, risks and financial history of the Fund.

Details about the Fund’s service providers.

Policies and instructions for opening, maintaining and closing an account in the Fund.

FUND DESCRIPTION

Investment Goal 3

Primary Investment Strategies 3

Key Risks 3

Risk/Return Information 4

Expenses and Fees 6

Financial Highlights 7

Additional Information on the Fund’s

Investment Objective and Principal Strategies 8

Risks of Investing in the Fund 9

Disclosure of Portfolio Holdings 10

MANAGEMENT OF THE FUND

Investment Adviser 10

Portfolio Manager 10

Other Service Providers 11

SHAREHOLDER INFORMATION

Pricing of Fund Shares 12

Market Timing 12

Purchase of Fund Shares 13

Redemption of Fund Shares 15

Dividends and Distributions 17

Taxes 17

FOR MORE INFORMATION Back Cover

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SCHNEIDER SMALL CAP VALUE FUND — FUND DESCRIPTION

Effective June 1, 2006, the Schneider Small Cap Value Fund of The RBB Fund, Inc. (the “Company”) was closed to new investors. The Schneider Small Cap Value Fund will accept subsequent purchases and subsequent exchanges from all existing shareholders subject to any restrictions on such purchases imposed by a shareholder’s broker or other intermediary. Existing shareholders must have an existing account number in Schneider Small Cap Value Fund in order to purchase or exchange from the Schneider Value Fund.

Investment Goal

The Fund seeks long-term capital growth by investing primarily in common stocks of companies that have capitalizations that are less than the largest company in the Russell 2000® Index (“small cap companies”) and which Schneider Capital Management Company (the “Adviser”) believes are undervalued. There can be no guarantee that the Fund will achieve its investment objective.

Primary Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets (including borrowings for investment purposes) will be invested in small cap companies described above. The Russell 2000® Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000® Index, a market value weighted index of the 3,000 largest U.S. publicly-traded companies. As of October 31, 2006, the market capitalization range of the companies held by the Fund was $64 million to $3.9 billion. Please note that this range is as of a particular point in time and is subject to change.

Key Risks

■ The Fund invests in common stocks which are subject to market, economic and business risks that will cause their prices to fluctuate over time. Therefore, the value of your investment in the Fund may go up and down, sometimes rapidly and unpredictably, and you could lose money.

■ Stocks of small companies may be more volatile than, and not as readily marketable as, those of larger companies. Small companies may also have limited product lines, markets or financial resources and may be dependent on relatively small or inexperienced management groups. Additionally, the trading volume of small company securities may make them more difficult to sell than those of larger companies.

■ Value investing involves the risk that the Fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.

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Risk/Return Information

The chart below illustrates the long-term performance of the Fund. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter: 38.72% (quarter ended June 30, 1999)

Worst Quarter: (28.86)% (quarter ended September 30, 2002)

Year-to-date total return for the nine months ended September 30, 2006: 8.91%

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Average Annual Total Returns

The table below compares the Fund’s average annual total returns for the past calendar year, past five calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”). The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for 1 year, 5 years and since inception compared with those of a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Average Annual Total Returns for the Periods Ended December 31, 2005
	1 Year	5 Years	Since Inception*
Before Taxes	9.83%	23.96%	28.52%
After Taxes on Distributions	6.24%	20.28%	23.81%
After Taxes on Distributions and Sale of Fund Shares	9.89%	19.83%	23.21%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)[1]	4.71%	13.55%	13.80%

*	Commenced operations on September 2, 1998.
[1]	The Russell 2000® Value Index is an unmanaged index that contains stocks from the Russell 2000® Index with greater-than-average value orientation. Companies in this index generally have lower price-to-book and price-to-earnings ratios. Currently, the market capitalization range of the companies in the Russell 2000® Value Index is $62 million to $2.5 billion. Please note that this range is as of a particular point in time and is subject to change.

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Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual Fund operating expenses are paid out of Fund assets and are reflected in the Fund’s price.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table is based on annual expenses for the fiscal year ended August 31, 2006.

Shareholder Fees (Fees paid directly from your investment)

Redemption fee[1]	1.75%

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management fees	1.00%

Distribution and service (12b-1) fees	None

Other expenses[2]	0.56%

Total annual Fund operating expenses	1.56%

Fee waiver and expense reimbursements[3]	(0.46)%

Net expenses[3]	1.10%

1.	Shares of the Fund not purchased through reinvested dividends or capital gains distributions and held less than one year are subject to the above redemption fee. This fee is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemption, and to facilitate portfolio management. See “Redemption of Fund Shares — Transaction Fee on Certain Redemptions” for more information. Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

2.	“Other expenses” include audit, administration, custody, administration services fees, legal, registration, transfer agency and miscellaneous other charges. A $15.00 retirement custodial maintenance fee is charged per IRA account per year.

3.	The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2007 to the extent that Total annual Fund operating expenses exceed 1.10%.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years*	5 Years*	10 Years*
$112	$448	$806	$1,817

*	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2007. Thus, the 3 years, 5 years and 10 years examples reflect the waiver and reimbursement arrangement, only for the first year.

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Financial Highlights

The table below sets forth certain financial information for the past five years, including per share information results for a single Fund share. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund’s financial statements audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual report, which is available upon request (see back cover for ordering instructions).

	For the Year Ended August 31, 2006	For the Year Ended August 31, 2005	For the Year Ended August 31, 2004	For the Year Ended August 31, 2003	For the Year Ended August 31, 2002
Per Share Operating Performance*
Net asset value, beginning of year	$24.94	$29.09	$22.52	$14.82	$17.53
Net investment income/(loss)	0.05	(0.10)	(0.13)	0.10	0.03
Net realized and unrealized gain/(loss) on investments and foreign currency transactions, if any	1.66	8.01	8.50	7.71	(1.83)

Net increase/(decrease) in net assets resulting from operations	1.71	7.91	8.37	7.81	(1.80)

Dividends and distributions to shareholders from:
Net investment income	—		(0.11)	(0.03)	(0.07)
Net realized capital gains	(4.69)	(12.06)	(1.69)	(0.08)	(0.84)

Total dividends and distributions to shareholders	(4.69)	(12.06)	(1.80)	(0.11)	(0.91)

Redemption fees†	—	—	—	—	—

Net asset value, end of year	$21.96	$24.94	$29.09	$22.52	$14.82

Total investment return(1)	7.79%	31.57%	37.99%	53.10%	(10.76)%

Ratio/Supplemental Data
Net assets, end of year (000’s omitted)	$105,092	$55,163	$48,845	$48,920	$45,268
Ratio of expenses to average net assets(2)	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of expenses to average net assets without waivers and expense reimbursements. .	1.56%	1.71%	1.74%	1.85%	1.65%
Ratio of net investment income to average net assets(2)	0.29%	(0.41)%	(0.49)%	0.53%	0.34%
Portfolio turnover rate	91.45%	68.87%	110.69%	85.33%	102.46%

*	Calculated based on shares outstanding on the first and last day of the respective year, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
†	Amount is less than $0.01 per share.
(1)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestments of dividends and distributions, if any.
(2)	Reflects waivers and reimbursements.

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Additional Information on the Fund’s Investment Objective and Principal Strategies

The Fund seeks long-term capital growth by investing primarily in common stocks of companies which have capitalizations that are less than the largest company in the Russell 2000® Index and which the Adviser believes are undervalued. The Fund’s investment objective and the policies described above may be changed by the Board of Directors without the approval of the Fund’s shareholders. However, as a matter of policy, the Fund would not materially change its investment objective or primary investment strategy without informing shareholders at least 60 days in advance of any such change.

The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, industry literature, company reports, financial reports, company presentations, earnings power and growth and other investment criteria. Although the Adviser selects securities for long-term capital growth, these same securities may produce dividend income.

The Fund may invest in securities that the Adviser believes may exhibit the following characteristics:

■	have low price-to-earnings and low price-to-book value ratios; and

■	are typically considered out of favor by the market as a result of decelerating revenue growth, declining profit margins and increasing competition.

The Fund may sell securities when the Adviser believes:

■	a security becomes widely recognized by the professional investment community as a result of accelerating revenue growth, expanding margins and decreased competition;

■	a security appreciates in value to the point that it is considered to be overvalued;

■	the Fund’s holdings should be rebalanced to include a more attractive stock or stocks; or

■	an issuer’s earnings potential is in jeopardy.

The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. The Fund will invest in convertible securities without regard to their credit ratings.

The Fund may invest up to 20% of the value of its net assets in securities of foreign issuers including American Depositary Receipts (“ADRs”). ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. For the purposes of the percentage limitation above, a security of a foreign company whose primary business may be in the U.S. will not be considered a foreign security if it is denominated in U.S. dollars and is principally traded on a U.S. exchange.

While the Adviser intends to fully invest the Fund’s assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Eligible money market instruments include bank obligations, such as certificates of deposit and bankers’ acceptances issued by foreign or domestic banks or financial institutions that have total assets of more than $2.5 billion, and commercial paper rated in the top rating category by Standard & Poor’s, Moody’s Investors Service or Fitch, Inc. and unrated commercial paper determined to be of comparable quality by the Adviser. The Adviser will determine when market conditions warrant temporary defensive measures.

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Risks of Investing in the Fund

Investing in the Fund involves the following principal risks:

Small Company Risk. Investments in common stocks in general are subject to market, economic and business risks that will cause their price to fluctuate over time. Therefore, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations. Furthermore, while securities of small capitalization companies may offer greater opportunity for capital appreciation than larger companies, investment in such companies presents greater risks than investment in larger, more established companies. Indeed, historically, small capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the lower degree of liquidity in the markets for such stocks, and the potentially greater sensitivity of such small companies to changes in or failure of management, and to many other changes in competitive, business, industry and economic conditions, including risks associated with limited product lines, markets, management depth, or financial resources. Besides exhibiting greater volatility, micro and small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the price of the Fund’s shares will be more volatile than the shares of a fund that invests in larger capitalization stocks. Additionally, while the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

Foreign Security Risk. Since foreign securities are usually denominated in foreign currencies, the value of the Fund’s portfolio could be affected by currency exchange rates and exchange control regulations. Other risks include:

■	seizure, expropriation or nationalization of a company’s assets;

■	less publicly available information and differing regulations and standards;

■	the impact of political, social or economic instability, or diplomatic events; and

■	securities that are less liquid and harder to value than those of a U.S. issuer.

As a result of these risks, the Fund may be more volatile than a fund investing solely in U.S. companies. These risks may be greater if the Fund invests in developing countries.

Opportunity Risk. As with all mutual funds, the Fund is subject to the risk of missing out on an opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Value Stock Risk. Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

Temporary Investment Risk. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund’s assets are invested in these instruments, the Fund may not be achieving its investment objective.

Convertible Securities Risk. Convertible securities have characteristics of both equity and fixed-income securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions. In particular, when interest rates rise, fixed-income securities will decline in value. Convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. Lower quality convertible securities, also known as “junk

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bonds,” involve greater risk of default or price changes due to the issuer’s creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

Portfolio Turnover. If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund’s performance. In addition to lower performance, high portfolio turnover could result in taxable gains. It is expected that the Fund’s portfolio turnover will range between 50% to 75%, however, it may be higher if the Adviser believes it will improve the Fund’s performance.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

MANAGEMENT OF THE FUND

Investment Adviser

Schneider Capital Management Company, located at 460 East Swedesford Road, Suite 1080, Wayne, PA 19087, serves as the Fund’s investment adviser. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts and had aggregate total assets under management of approximately $4.9 billion as of September 30, 2006. Schneider Capital Management Company is 100% employee-owned, and was founded in 1996.

For the fiscal year ended August 31, 2006, the Adviser received 1.00% of the Fund’s average net assets in investment advisory fees from the Fund.

A discussion regarding the basis for the Company’s Board of Directors approving the Fund’s investment advisory agreement with the Adviser is available in the Fund’s annual report to shareholders dated August 31, 2006.

Portfolio Manager

The President and Chief Investment Officer of the Adviser, Arnold C. Schneider III, is primarily responsible for the day-to-day management of the Fund’s investment portfolio. Mr. Schneider founded the Adviser in 1996, and has managed the Fund since its inception. Prior to 1996, he was a senior vice president and partner of Wellington Management Company, where he was responsible for institutional accounts and mutual fund portfolios since 1987.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

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Other Service Providers

The following chart shows the Fund’s service providers and includes their addresses and principal activities.

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SHAREHOLDER INFORMATION

Pricing of Fund Shares

Shares of the Fund are priced at their net asset value (“NAV”). The NAV of the Fund is calculated as follows:

Value of Assets Attributable to the Fund
NAV =	– Value of Liabilities Attributable to the Fund

Number of Outstanding Shares of the Fund

The Fund’s NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases of Fund shares at the NAV next determined after receipt of your order or request in proper form. The Fund will effect redemptions of Fund shares at the NAV next calculated after receipt of your order in proper form.

The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”). Equity securities listed on NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. When prices are not available from such services or are deemed to be unreliable, securities may be valued by dealers who make markets in such securities. Foreign securities, currencies and other securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. If the Fund holds foreign equity securities, the calculation of the Fund’s NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund’s portfolio, since these securities are traded on foreign exchanges.

If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. In such instances, a foreign security may be fair valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses).

Market Timing

In accordance with the policy adopted by the Company’s Board of Directors, the Company discourages market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by long-term shareholders. The Company and the Adviser reserve the right to reject or restrict purchase requests from any investor. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their

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right if, in the Company’s (or the Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

To deter excessive shareholder trading, the Fund charges a redemption fee of 1.75% on shares held for less than one year. For further information on redemptions, please see the section entitled “Shareholder Information —Redemptions of Fund Shares.”

Purchase of Fund Shares

Shares are offered on a continuous basis and are sold without any sales charges. You may purchase Fund shares directly from the Fund at the NAV per share next calculated after your order is received by PFPC Inc. (“Transfer Agent”) in proper form. After an initial purchase is made, the Transfer Agent will set up an account for you on the Fund’s records, which will show all of your transactions and the balance of the shares you own. You can only purchase shares on days the NYSE is open and through the means described below. Initial investments in the Fund must be at least $20,000, and subsequent minimum investments must be at least $2,500. For purposes of meeting the minimum initial purchase, clients which are part of endowments, foundations or other related groups may be aggregated. The Fund’s officers are authorized to waive the minimum initial and subsequent investment requirements.

Investors may be charged a fee if they effect transactions through a broker or agent. Certain service organizations, including corporations, trusts, foundations or broker-dealers (“Service Organizations”) may have agreements with the Fund and may be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with such agreements. A Service Organization or, if applicable, its designee that has entered into such an agreement with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund’s pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when a Service Organization, or if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund’s NAV next computed after they are accepted by the Service Organization or its authorized designee. If a purchase order is not received by the Fund in good order, the Transfer Agent will contact the Service Organization to determine the status of the purchase order.

The Fund relies upon the integrity of the Service Organization to ensure that orders are timely and properly submitted. The Fund cannot assure you that Service Organizations properly submitted to it all purchase and redemption orders received from the Service Organization’s customers before the time for determination of the Fund’s net asset value in order to obtain that day’s price.

Initial Investment By Mail. Subject to acceptance by the Fund, an account may be opened by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check payable to Schneider Small Cap Value Fund. Third party endorsed checks or foreign checks will not be accepted.

Schneider Small Cap Value Fund

c/o PFPC Inc.

P.O. Box 9837

Providence, RI 02940

or overnight to:

Schneider Small Cap Value Fund

c/o PFPC Inc.

101 Sabin Street

Pawtucket, RI 02860-1427

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Subject to acceptance by the Fund, payment for the purchase of shares received by mail will be credited to a shareholder’s account at the NAV per share of the Fund next determined after receipt of payment in good order.

Initial Investment By Wire. Subject to acceptance by the Fund, shares may be purchased by wiring federal funds to PNC Bank, N.A. (see instructions below). A completed Account Application must be forwarded to the Transfer Agent at the address noted above under “Initial Investment by Mail” in advance of the wire. Notification must be given to the Transfer Agent at (888) 520-3277 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Funds should be wired to:

PNC Bank, N.A.

Philadelphia, Pennsylvania 19103

ABA# 0310-0005-3

Account #86-0172-6452

F/B/O Schneider Small Cap Value Fund

Ref. (Shareholder or Account Name; Account Number)

Federal funds wire purchases will be accepted only on days when the Fund and PNC Bank, N.A. are open for business.

Additional Investments. Additional investments may be made at any time ($2,500 minimum) by purchasing shares at the NAV per share of the Fund by mailing a check to the Transfer Agent at the address noted above under “Initial Investment by Mail” (payable to Schneider Small Cap Value Fund) or by wiring monies to the custodian bank as outlined above under “Initial Investment by Wire.” Notification must be given to the Transfer Agent at (888) 520-3277 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected, which may take up to fifteen calendar days from the purchase date.

Automatic Investment Plan. Additional investments in shares of the Fund may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through the Automatic Investment Plan. Investors who would like to participate in the Automatic Investment Plan should call the Transfer Agent at (888) 520-3277, or complete the appropriate section of the account application. The minimum initial investment for the Automatic Investment Plan is $20,000 and subsequent minimum investments must be at least $2,500.

Retirement Plans/IRA Accounts. A $15.00 retirement custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Transfer Agent at (888) 520-3277. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Adviser will monitor the Fund’s total assets and, subject to Board approval, may decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund’s strategy. The Adviser, subject to Board approval, may also choose to reopen the Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund’s size recur. If the Fund closes to new investments, the Fund may be offered only to certain existing shareholders of the Fund and certain other persons who may be subject to cumulative, maximum purchase amounts, as follows:

a.	Persons who already hold shares of the Fund directly or through accounts maintained by brokers by arrangement with the Adviser,

b.	Employees of the Adviser and their families, and

c.	Directors of the Company.

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Distributions to all shareholders of the Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to Board approval, reserves the right to implement specific purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Fund’s shares will be made in full and fractional shares of the Fund calculated to three decimal places. Certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

Shares may be purchased and subsequent investments may be made by principals and employees of the Adviser and their family members, either directly or through their IRAs and by any pension and profit-sharing plan of the Adviser, without being subject to the minimum investment limitation.

The Company’s officers are authorized to waive the minimum initial and subsequent investment requirements.

Good Order. You must include complete and accurate required information on your purchase request. Please see “Purchase of Fund Shares” for instructions. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Redemption of Fund Shares

You may redeem Fund shares at the next NAV calculated after a redemption request is received by the Transfer Agent in proper form. You can only redeem shares of the Fund on days the NYSE is open and through the means described below.

You may redeem Fund shares by mail, or, if you are authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

Redemption By Mail. Your redemption requests should be addressed to Schneider Small Cap Value Fund, c/o PFPC Inc., P.O. Box 9837, Providence, RI 02940, or for overnight delivery to Schneider Small Cap Value Fund, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427, and must include:

■	a letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

■

any required Medallion signature guarantees, which are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s), (ii) the redemption request is for $10,000 or more, or (iii) a share transfer request is made. A Medallion signature guarantee is a special signature guarantee that may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association which is a participant in a Medallion signature guarantee program recognized by the Securities Transfer Association. A Medallion imprint or Medallion stamp indicates that the financial institution is a member of a Medallion signature guarantee program and is an acceptable signature guarantor. The three recognized Medallion signature guarantee programs are Securities Transfer Agent Medallion Program (STAMP), Stock

15

Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

■	other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Redemption By Telephone. In order to utilize the Telephone Redemption Option, you must indicate that option on your Account Application. Please note that the Telephone Redemption Option is not available for retirement accounts. You may then initiate a redemption of shares by calling the Transfer Agent at (888) 520-3277 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the Telephone Redemption Option is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent’s records of such instructions are binding and shareholders, not the Fund or its Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its Transfer Agent to be genuine. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Transaction Fee on Certain Redemptions. The Fund requires the payment of a transaction fee on redemptions of shares held for less than one year equal to 1.75% of the NAV of such shares redeemed at the time of redemption. This additional transaction fee is paid to the Fund, not to the Adviser, distributor or Transfer Agent. It is not a sales charge or a contingent deferred sales charge. The fee does not apply to redeemed shares that were purchased through reinvested dividends or capital gain distributions. The purpose of the additional transaction fee is to indirectly allocate transaction costs associated with redemptions to those investors making redemptions after holding their shares for a short period, thus protecting existing shareholders. These costs include: (1) brokerage costs; (2) market impact costs — i.e., the decrease in market prices which may result when the Fund sells certain securities in order to raise cash to meet the redemption request; (3) the realization of capital gains by the other shareholders in the Fund; and (4) the effect of the “bid-ask” spread in the over-the-counter market. The 1.75% amount represents the Fund’s estimate of the brokerage and other transaction costs which may be incurred by the Fund in disposing of stocks in which the Fund may invest. Without the additional transaction fee, the Fund would generally be selling its shares at a price less than the cost to the Fund of acquiring the portfolio securities necessary to maintain its investment characteristics, resulting in reduced investment performance for all shareholders in the Fund. With the additional transaction fee, the transaction costs of selling additional stocks are not borne by all existing shareholders, but the source of funds for these costs is the transaction fee paid by those investors making redemptions. For purposes of this redemption feature, shares purchased first will be considered to be shares first redeemed.

Systematic Withdrawal Plan. If your account has a value of at least $20,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to the Transfer Agent at P.O. Box 9837, Providence, RI 02940. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at NAV. To provide funds for payment, shares will be redeemed in such amount as is necessary at the redemption price. The systematic withdrawal of shares may reduce or possibly exhaust the shares in your account, particularly in the event of a market decline. The Fund does not require the payment of a transaction fee on redemptions of shares held for less than one year that are

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redeemed pursuant to a systematic withdrawal plan. As with other redemptions, a systematic withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect. You will receive a confirmation of each transaction showing the sources of the payment and the share and cash balance remaining in your account. The Systematic Withdrawal Plan may be terminated on written notice by the shareholder or by the Fund and will terminate automatically if all shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Transfer Agent at least ten business days prior to the end of the month preceding a scheduled payment.

Other Redemption Information. Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in proper form. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in the payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended, so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Proper Form. You must include complete and accurate required information on your redemption request. Please see “Redemption of Fund Shares” for instructions. Redemption requests not in proper form may be delayed.

Involuntary Redemption. The Fund reserves the right to redeem your account at any time the value of the account falls below $1,000 as the result of a redemption or an exchange request.

You will be notified in writing that the value of your account is less than $1,000 and will be allowed 30 days to make additional investments before the redemption is processed.

Dividends and Distributions

The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund’s shareholders. All distributions are reinvested in the form of additional full and fractional shares unless you elect otherwise.

The Fund will declare and pay dividends from net investment income annually and pays them in the calendar year in which they are declared. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

The ex-dividend, record and payable dates of any annual distribution will be available by calling (888) 520-3277.

Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are

17

individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Federal Taxes. The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 15%. You will be notified annually of the tax status of distributions to you.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations.

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

A portion of distributions paid by the Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

Sales and Exchanges. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you sell or exchange them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.)

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

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IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Backup Withholding. The Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current withholding rate is 28%.

U.S. Tax Treatment of Foreign Shareholders. Distributions by the Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a “foreign shareholder”) will generally be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate), unless one of the following exceptions applies. Withholding will not apply if a distribution paid by the Fund to a foreign shareholder is “effectively connected” with a U.S. trade or business of the shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of capital gains (aside from capital gains on REIT shares) are not subject to withholding tax, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily may be subject to U.S. income tax if the individual is physically present in the U.S. for more than 182 days during the taxable year. In addition, foreign shareholders who are prepared to file U.S. federal income tax returns should generally be able to obtain a refund of any withholding taxes deducted from distributions attributable to interest earned by the Fund from U.S. sources.

State and Local Taxes. You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Sunset of Tax Provisions. Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will change after 2010. Additionally, the provision exempting foreign shareholders from tax on distributions of short-term capital gains and portfolio interest is scheduled to sunset for the Fund’s taxable years beginning after December 31, 2007.

More information about taxes is contained in the SAI.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THE SCHNEIDER SMALL CAP VALUE FUND

FOR MORE INFORMATION:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Schneider Small Cap Value Fund is available free of charge, upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about the Fund’s investments, describe the Fund’s performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes Fund strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information

An SAI, dated December 31, 2006, has been filed with the SEC. The SAI, which includes additional information about the Fund, along with the Fund’s annual and semi-annual reports, are not available on the Adviser’s website but may be obtained free of charge, by calling (888) 520-3277. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus and is legally considered a part of this prospectus.

Shareholder Account Service Representatives

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: (888) 520-3277.

Purchases and Redemptions

Call your registered representative or (888) 520-3277.

Written Correspondence

Post Office Address:	Schneider Small Cap Value Fund c/o PFPC Inc. PO Box 9837 Providence, RI 02940
Street Address:	Schneider Small Cap Value Fund c/o PFPC Inc. 101 Sabin Street Pawtucket, RI 02860-1427

Securities and Exchange Commission

You may view and copy information about the Company and the Fund, including the SAI, by visiting the SEC’s Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-551-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

THE SCHNEIDER

VALUE FUND

of The RBB Fund, Inc.

This prospectus gives vital information about the Schneider Value Fund (the “Fund”), an investment portfolio of The RBB Fund, Inc. (the “Company”), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

PROSPECTUS

December 31, 2006

THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

December 31, 2006

A look at the goals, strategies, risks and financial history of the Fund.

Details about the Fund’s service providers.

Policies and instructions for opening, maintaining and closing an account in the Fund.

FOR MORE INFORMATION	Back Cover

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SCHNEIDER VALUE FUND — FUND DESCRIPTION

Investment Goal

The Fund seeks long-term capital growth by investing primarily in common stocks of companies that have a market capitalization of $1 billion or greater and which Schneider Capital Management Company (the “Adviser”) believes are undervalued. There can be no guarantee that the Fund will achieve its investment objective.

Primary Investment Strategies

Under normal circumstances, at least 65% of the Fund’s net assets (including borrowings for investment purposes) will be invested in companies with capitalizations as described above. The Adviser examines various factors in determining the value characteristics of such companies including price-to-book value ratios and price-to-earnings ratios.

Key Risks

■ The Fund invests in common stocks which are subject to market, economic and business risks that will cause their prices to fluctuate over time. Therefore, the value of your investment in the Fund may go up and down, sometimes rapidly and unpredictably, and you could lose money.

■ Value investing involves the risk that the Fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.

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Risk/Return Information

The chart below illustrates the long-term performance of the Fund. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter: 22.75% (quarter ended June 30, 2003)

Worst Quarter: (3.93)% (quarter ended March 31, 2003)

Year-to-date total return for the nine months ended September 30, 2006: 12.57%

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Average Annual Total Returns

The table below compares the Fund’s average annual total returns for the past calendar year and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”). The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the one year and since inception periods compared with those of a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Average Annual Total Returns for the Periods Ended December 31, 2005
	1 Year	Since Inception*
Before Taxes	4.43%	29.37%
After Taxes on Distributions	2.71%	27.53%
After Taxes on Distributions and Sale of Fund Shares	3.75%	24.94%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)[1]	7.05%	18.78%

*	Commenced operations on September 30, 2002.
[1]	The Russell 1000® Value Index is an unmanaged index composed of the securities in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is comprised of the 1,000 largest U.S. companies based on total market capitalization.

5

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual Fund operating expenses are paid out of Fund assets and are reflected in the Fund’s price.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table is based on annual expenses for the fiscal year ended August 31, 2006.

Shareholder Fees (Fees paid directly from your investment)

Redemption fee[1]	1.00%

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management fees	0.70%

Distribution and service (12b-1) fees	None

Other expenses[2]	0.57%

Total annual Fund operating expenses	1.27%

Fee waiver and expense reimbursements[3]	(0.42)%

Net expenses[3]	0.85%

1.	Shares of the Fund not purchased through reinvested dividends or capital gains distributions and held less than 90 days are subject to the above redemption fee. This fee is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemption, and to facilitate portfolio management. See “Redemption of Fund Shares — Transaction Fee on Certain Redemptions” for more information. Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

2.	“Other expenses” include audit, administration, custody, administration services fees, legal, registration, transfer agency and miscellaneous other charges. A $15.00 retirement custodial maintenance fee is charged per IRA account per year.

3.	The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2007, to the extent that Total annual Fund operating expenses exceed 0.85%.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years*	5 Years*	10 Years*
$87	$361	$657	$1,497

*	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2007. Thus, the 3 years, 5 years and 10 years examples reflect the waiver and reimbursement arrangement only for the first year.

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Financial Highlights

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term “Total investment return” indicates how much your investment would have increased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund’s financial statements audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual report, which is available upon request (see back cover for ordering instructions).

	For the Year Ended August 31, 2006	For The Year Ended August 31, 2005	For The Year Ended August 31, 2004	For The Period September 30, 2002* Through August 31, 2003
Per Share Operating Performance**
Net asset value, beginning of period	$20.55	$18.22	$14.81	$10.00

Net investment income	0.10	0.07	0.04	0.07
Net realized and unrealized gain from investments and foreign currency transactions, if any	1.99	3.40	4.05	4.77

Net increase in net assets resulting from operations	2.09	3.47	4.09	4.84

Dividend and distributions to shareholders from:
Net investment income	(0.08)	(0.05)	(0.06)	(0.03)
Net realized capital gains	(1.40)	(1.09)	(0.62)	0.00

Total dividends and distributions to shareholders	(1.48)	(1.14)	(0.68)	(0.03)

Redemption fees†	—	—	—	—

Net asset value, end of period	$21.16	$20.55	$18.22	$14.81

Total investment return(1)	10.85%	19.37%	28.21%	48.46%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$139,288	$61,146	$38,406	$11,788
Ratio of expenses to average net assets(2)	0.85%	0.85%	0.85%	0.85	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements	1.27%	1.38%	1.96%	4.01	%(3)
Ratio of net investment income to average net assets(2)	0.69%	0.41%	0.35%	0.72	%(3)
Portfolio turnover rate	104.92%	76.66%	116.60%	98.06%

*	Commencement of operations.
**	Calculated based on shares outstanding on the first and last day of the respective period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
†	Amount is less than $0.01 per share.
(1)	Total investment return is calculated assuming a purchase of shares on the first day and sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(2)	Reflects waivers and reimbursements.
(3)	Annualized.

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Additional Information on the Fund’s Investment Objective and Principal Strategies

The Fund seeks long-term capital growth by investing primarily in common stocks of companies which have capitalizations of $1 billion or greater and which the Adviser believes are undervalued. The Fund’s investment objective and the policies described above may be changed by the Board of Directors without the approval of the Fund’s shareholders. However, as a matter of policy, the Fund would not materially change its investment objective or primary investment strategy without informing shareholders at least 60 days in advance of any such change.

The Adviser selects securities for the Fund based on a continuous study of trends in industries and companies, industry literature, company reports, financial reports, company presentations, earnings power and growth and other investment criteria. Although the Adviser selects securities for long-term capital growth, these same securities may produce dividend income.

The Fund may invest in securities that the Adviser believes may exhibit the following characteristics:

■	have low price-to-earnings and low price-to-book value ratios; and

■	are typically considered out of favor by the market as a result of decelerating revenue growth, declining profit margins and increasing competition.

The Fund may sell securities when the Adviser believes:

■	a security becomes widely recognized by the professional investment community as a result of accelerating revenue growth, expanding margins and decreased competition;

■	a security appreciates in value to the point that it is considered to be overvalued;

■	the Fund’s holdings should be rebalanced to include a more attractive stock or stocks; or

■	an issuer’s earnings potential is in jeopardy.

The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. The Fund will invest in convertible securities without regard to their credit ratings.

The Fund may invest up to 20% of the value of its net assets in securities of foreign issuers including American Depositary Receipts (“ADRs”). ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. For the purposes of the percentage limitation above, a security of a foreign company whose primary business may be in the U.S. will not be considered a foreign security if it is denominated in U.S. dollars and is principally traded on a U.S. exchange.

While the Adviser intends to fully invest the Fund’s assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Eligible money market instruments include bank obligations, such as certificates of deposit and bankers’ acceptances issued by foreign or domestic banks or financial institutions that have total assets of more than $2.5 billion, and commercial paper rated in the top rating category by Standard & Poor’s, Moody’s Investors Service or Fitch, Inc. and unrated commercial paper determined to be of comparable quality by the Adviser. The Adviser will determine when market conditions warrant temporary defensive measures.

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Risks of Investing in the Fund

Investing in the Fund involves the following principal risks:

Common Stock Risk. Investments in common stocks are subject to market, economic and business risks that will cause their price to fluctuate over time. Therefore, an investment in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.

Foreign Security Risk. Since foreign securities are usually denominated in foreign currencies, the value of the Fund’s portfolio could be affected by currency exchange rates and exchange control regulations. Other risks include:

■	seizure, expropriation or nationalization of a company’s assets;

■	less publicly available information and differing regulations and standards;

■	the impact of political, social or economic instability, or diplomatic events; and

■	securities that are less liquid and harder to value than those of a U.S. issuer.

As a result of these risks, the Fund may be more volatile than a fund investing solely in U.S. companies. These risks may be greater if the Fund invests in developing countries.

Opportunity Risk. As with all mutual funds, the Fund is subject to the risk of missing out on an opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Value Stock Risk. Although the Fund will invest in stocks the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

Temporary Investment Risk. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund’s assets are invested in these instruments, the Fund may not be achieving its investment objective.

Convertible Securities Risk. Convertible securities have characteristics of both equity and fixed income securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions. In particular, when interest rates rise, fixed-income securities will decline in value. Convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. Lower quality convertible securities, also known as “junk bonds,” involve greater risk of default or price changes due to the issuer’s creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

Portfolio Turnover. If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund’s performance. In addition to lower performance, high portfolio turnover could result in taxable gains. It is expected that the Fund’s portfolio turnover will range between 50% to 75%, however, it may be higher if the Adviser believes it will improve the Fund’s performance.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

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MANAGEMENT OF THE FUND

Investment Adviser

Schneider Capital Management Company, located at 460 East Swedesford Road, Suite 1080, Wayne, PA 19087, serves as the Fund’s investment adviser. The Adviser provides investment management and investment advisory services to investment companies and other institutional accounts and had aggregate total assets under management of approximately $4.9 billion as of September 30, 2006. Schneider Capital Management Company is 100% employee-owned, and was founded in 1996.

For the fiscal year ended August 31, 2006, the Adviser received 0.70% of the Fund’s average net assets in investment advisory fees from the Fund.

A discussion regarding the basis for the Company’s Board of Directors approving the Fund’s investment advisory agreement with the Adviser is available in the Fund’s annual report to shareholders dated August 31, 2006.

Portfolio Manager

The President and Chief Investment Officer of the Adviser, Arnold C. Schneider III, is primarily responsible for the day-to-day management of the Fund’s investment portfolio. Mr. Schneider founded the Adviser in 1996, and has managed the Fund since its inception. Prior to 1996, he was a senior vice president and partner of Wellington Management Company, where he was responsible for institutional accounts and mutual fund portfolios since 1987.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

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Other Service Providers

The following chart shows the Fund’s service providers and includes their addresses and principal activities.

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SHAREHOLDER INFORMATION

Pricing of Fund Shares

Shares of the Fund are priced at their net asset value (“NAV”). The NAV of the Fund is calculated as follows:

Value of Assets Attributable to the Fund
NAV =	– Value of Liabilities Attributable to the Fund

Number of Outstanding Shares of the Fund

The Fund’s NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases of Fund shares at the NAV next determined after receipt of your order or request in proper form. The Fund will effect redemptions of Fund shares at the NAV next calculated after receipt of your order in proper form.

The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”). Equity securities listed on NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. When prices are not available from such services or are deemed to be unreliable, securities may be valued by dealers who make markets in such securities. Foreign securities, currencies and other securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. If the Fund holds foreign equity securities, the calculation of the Fund’s NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund’s portfolio, since these securities are traded on foreign exchanges.

If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. In such instances, a foreign security may be fair valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses).

Market Timing

In accordance with the policy adopted by the Company’s Board of Directors, the Company discourages market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by long-term shareholders. The Company and the Adviser reserve the right to reject or restrict purchase requests from any

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investor. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company’s (or the Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

To deter excessive shareholder trading, the Fund charges a redemption fee of 1.00% on shares redeemed within 90 days of purchase. For further information on redemptions, please see the section entitled “Shareholder Information — Redemptions of Fund Shares.”

Purchase of Fund Shares

Shares are offered on a continuous basis and are sold without any sales charges. You may purchase the Fund’s shares directly from the Fund at the NAV per share next calculated after your order is received by PFPC Inc. (“Transfer Agent”) in proper form. After an initial purchase is made, the Transfer Agent will set up an account for you on the Fund’s records, which will show all of your transactions and the balance of the shares you own. You can only purchase shares on days the NYSE is open and through the means described below. Initial investments in the Fund must be at least $20,000, and subsequent minimum investments must be at least $2,500. For purposes of meeting the minimum initial purchase, clients which are part of endowments, foundations or other related groups may be aggregated. The Fund’s officers are authorized to waive the minimum initial and subsequent investment requirements.

Investors may be charged a fee if they effect transactions through a broker or agent. Certain service organizations, including corporations, trusts, foundations or broker-dealers (“Service Organizations”) may have agreements with the Fund and may be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with such agreements. A Service Organization or, if applicable, its designee that has entered into such an agreement with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund’s pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when a Service Organization, or if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund’s NAV next computed after they are accepted by the Service Organization or its authorized designee. If a purchase order is not received by the Fund in good order, the Transfer Agent will contact the Service Organization to determine the status of the purchase order.

The Fund relies upon the integrity of the Service Organization to ensure that orders are timely and properly submitted. The Fund cannot assure you that Service Organizations properly submitted to it all purchase and redemption orders received from the Service Organization’s customers before the time for determination of the Fund’s net asset value in order to obtain that day’s price.

Initial Investment By Mail. Subject to acceptance by the Fund, an account may be opened by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check payable to Schneider Value Fund. Third party endorsed checks or foreign checks will not be accepted.

Schneider Value Fund

c/o PFPC Inc.

P.O. Box 9837

Providence, RI 02940

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or overnight to:

Schneider Value Fund

c/o PFPC Inc.

101 Sabin Street

Pawtucket, RI 02860-1427

Subject to acceptance by the Fund, payment for the purchase of shares received by mail will be credited to a shareholder’s account at the NAV per share of the Fund next determined after receipt of payment in good order.

Initial Investment By Wire. Subject to acceptance by the Fund, shares may be purchased by wiring federal funds to PNC Bank, N.A. (see instructions below). A completed Account Application must be forwarded to the Transfer Agent at the address noted above under “Initial Investment by Mail” in advance of the wire. Notification must be given to the Transfer Agent at (888) 520-3277 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Funds should be wired to:

PNC Bank, N.A.

Philadelphia, Pennsylvania 19103

ABA# 0310-0005-3

Account #86-0172-6452

F/B/O Schneider Value Fund

Ref. (Shareholder or Account Name; Account Number)

Federal funds wire purchases will be accepted only on days when the Fund and PNC Bank, N.A. are open for business.

Additional Investments. Additional investments may be made at any time ($2,500 minimum) by purchasing shares at the NAV per share of the Fund by mailing a check to the Transfer Agent at the address noted above under “Initial Investment by Mail” (payable to Schneider Value Fund) or by wiring monies to the custodian bank as outlined above under “Initial Investment by Wire.” Notification must be given to the Transfer Agent at (888) 520-3277 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected, which may take up to fifteen calendar days from the purchase date.

Automatic Investment Plan. Additional investments in shares of the Fund may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through the Automatic Investment Plan. Investors who would like to participate in the Automatic Investment Plan should call the Transfer Agent at (888) 520-3277, or complete the appropriate section of the account application. The minimum initial investment for the Automatic Investment Plan is $20,000 and subsequent minimum investments must be at least $2,500.

Retirement Plans/IRA Accounts. A $15.00 retirement custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the transfer agent at (888) 520-3277. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund. The Adviser will monitor the Fund’s total assets and may, subject to Board approval, decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund’s strategy. The Adviser, subject to Board approval, may also choose to reopen the Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund’s size recur. If the Fund closes to new investments, the Fund may be offered only to certain existing shareholders of the Fund and certain other persons who may be subject to cumulative, maximum purchase amounts, as follows:

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a.	Persons who already hold shares of the Fund directly or through accounts maintained by brokers by arrangement with the Adviser,

b.	Employees of the Adviser and their families, and

c.	Directors of the Company.

Distributions to all shareholders of the Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to Board approval, reserves the right to implement specific purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Fund’s shares will be made in full and fractional shares of the Fund calculated to three decimal places. Certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

Shares may be purchased and subsequent investments may be made by principals and employees of the Adviser and their family members, either directly or through their IRAs and by any pension and profit-sharing plan of the Adviser, without being subject to the minimum investment limitation.

The Company’s officers are authorized to waive the minimum initial and subsequent investment requirements.

Good Order. You must include complete and accurate required information on your purchase request. Please see “Purchase of Fund Shares” for instructions. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Redemption of Fund Shares

You may redeem shares of the Fund at the next NAV calculated after a redemption request is received by the Transfer Agent in proper form. You can only redeem shares of the Fund on days the NYSE is open and through the means described below.

You may redeem shares of the Fund by mail, or, if you are authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

Redemption By Mail. Your redemption requests should be addressed to Schneider Value Fund, c/o PFPC Inc., P.O. Box 9837, Providence, RI 02940, or for overnight delivery to Schneider Value Fund, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 and must include:

■	a letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

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■	any required Medallion signature guarantees, which are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s), (ii) the redemption request is for $10,000 or more, or (iii) a share transfer request is made. A Medallion signature guarantee is a special signature guarantee that may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association which is a participant in a Medallion signature guarantee program recognized by the Securities Transfer Association. A Medallion imprint or Medallion stamp indicates that the financial institution is a member of a Medallion signature guarantee program and is an acceptable signature guarantor. The three recognized Medallion signature guarantee programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

■	other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Redemption By Telephone. In order to utilize the Telephone Redemption Option, you must indicate that option on your Account Application. Please note that the telephone redemption option is not available for retirement accounts. You may then initiate a redemption of shares by calling the Transfer Agent at (888) 520-3277 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the Telephone Redemption Option is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent’s records of such instructions are binding and shareholders, not the Fund or its Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its Transfer Agent to be genuine. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Transaction Fee on Certain Redemptions. The Fund requires the payment of a transaction fee on redemptions of shares held for less than 90 days equal to 1.00% of the NAV of such shares redeemed at the time of redemption. This additional transaction fee is paid to the Fund, not to the Adviser, distributor or Transfer Agent. It is not a sales charge or a contingent deferred sales charge. The fee does not apply to redeemed shares that were purchased through reinvested dividends or capital gains distributions. The purpose of the additional transaction fee is to indirectly allocate transaction costs associated with redemptions to those investors making redemptions after holding their shares for a short period, thus protecting existing shareholders. These costs include: (1) brokerage costs; (2) market impact costs — i.e., the decrease in market prices which may result when the Fund sells certain securities in order to raise cash to meet the redemption request; (3) the realization of capital gains by the other shareholders in the Fund; and (4) the effect of the “bid-ask” spread in the over-the-counter market. The 1.00% amount represents the Fund’s estimate of the brokerage and other transaction costs which may be incurred by the Fund in disposing of stocks in which the Fund may invest. Without the additional transaction fee, the Fund would generally be selling its shares at a price less than the cost to the Fund of acquiring the portfolio securities necessary to maintain its investment characteristics, resulting in reduced investment performance for all shareholders in the Fund. With the additional transaction fee, the transaction costs of selling additional stocks are not borne by all existing shareholders, but the source of funds for these costs is the transaction fee paid by those investors making redemptions. For purposes of this redemption feature, shares purchased first will be considered to be shares first redeemed.

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Systematic Withdrawal Plan. If your account has a value of at least $20,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to the Transfer Agent at P.O. Box 9837, Providence, RI 02940. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at NAV. To provide funds for payment, shares will be redeemed in such amount as is necessary at the redemption price. The systematic withdrawal of shares may reduce or possibly exhaust the shares in your account, particularly in the event of a market decline. The Fund does not require the payment of a transaction fee on redemptions of shares held for less than 90 days that are redeemed pursuant to a systematic withdrawal plan. As with other redemptions, a systematic withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect. You will receive a confirmation of each transaction showing the sources of the payment and the share and cash balance remaining in your account. The Systematic Withdrawal Plan may be terminated on written notice by the shareholder or by the Fund and will terminate automatically if all shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Transfer Agent at least ten business days prior to the end of the month preceding a scheduled payment.

Other Redemption Information. Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in proper form. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in the payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended, so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Proper Form. You must include complete and accurate required information on your redemption request. Please see “Redemption of Fund Shares” for instructions. Redemption requests not in proper form may be delayed.

Involuntary Redemption. The Fund reserves the right to redeem your account at any time the value of the account falls below $1,000 as the result of a redemption or an exchange request.

You will be notified in writing that the value of your account is less than $1,000 and will be allowed 30 days to make additional investments before the redemption is processed.

Dividends and Distributions

The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund’s shareholders. All distributions are reinvested in the form of additional full and fractional shares unless you elect otherwise.

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The Fund will declare and pay dividends from net investment income annually and pays them in the calendar year in which they are declared. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

The ex-dividend, record and payable dates of any annual distribution will be available by calling (888) 520-3277.

Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Federal Taxes. The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 15%. You will be notified annually of the tax status of distributions to you.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations.

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

A portion of distributions paid by the Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

Sales and Exchanges. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you sell or exchange them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.)

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Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Backup Withholding. The Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current withholding rate is 28%.

U.S. Tax Treatment of Foreign Shareholders. Distributions by the Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a “foreign shareholder”) will generally be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate), unless one of the following exceptions applies. Withholding will not apply if a distribution paid by the Fund to a foreign shareholder is “effectively connected” with a U.S. trade or business of the shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of capital gains (aside from capital gains on REIT shares) are not subject to withholding tax, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily may be subject to U.S. income tax if the individual is physically present in the U.S. for more than 182 days during the taxable year. In addition, foreign shareholders who are prepared to file U.S. federal income tax returns should generally be able to obtain a refund of any withholding taxes deducted from distributions attributable to interest earned by the Fund from U.S. sources.

State and Local Taxes. You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Sunset of Tax Provisions. Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will change after 2010. Additionally, the provision exempting foreign shareholders from tax on distributions of short-term capital gains and portfolio interest is scheduled to sunset for the Fund’s taxable years beginning after December 31, 2007.

More information about taxes is contained in the SAI.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THE SCHNEIDER VALUE FUND

FOR MORE INFORMATION:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Schneider Value Fund is available free of charge, upon request, including:

Annual/Semi-Annual Reports

These reports will contain additional information about the Fund’s investments, describe the Fund’s performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report will include Fund strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information

An SAI, dated December 31, 2006, has been filed with the SEC. The SAI, which includes additional information about the Fund, along with the Fund’s annual and semi-annual reports, are not available on the Adviser’s website but may be obtained free of charge, by calling (888) 520-3277. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus and is legally considered a part of this prospectus.

Shareholder Account Service Representatives

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: (888) 520-3277.

Purchases and Redemptions

Call your registered representative or (888) 520-3277.

Written Correspondence

Post Office Address:	Schneider Value Fund c/o PFPC Inc. PO Box 9837 Providence, RI 02940
Street Address:	Schneider Value Fund c/o PFPC Inc. 101 Sabin Street Pawtucket, RI 02860-1427

Securities and Exchange Commission

You may view and copy information about the Company and the Fund, including the SAI, by visiting the SEC’s Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-551-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

ROBECO INVESTMENT FUNDS

of

The RBB Fund, Inc.

Institutional Class

Robeco Boston Partners Large Cap Value Fund

Robeco Boston Partners Mid Cap Value Fund

Robeco Boston Partners Small Cap Value Fund II

Robeco Boston Partners All-Cap Value Fund

Robeco Boston Partners Long/Short Equity Fund

Robeco WPG Core Bond Fund

Robeco WPG Large Cap Growth Fund

Robeco WPG Small Cap Value Fund

Investor Class

Robeco Boston Partners Large Cap Value Fund

Robeco Boston Partners Mid Cap Value Fund

Robeco Boston Partners Small Cap Value Fund II

Robeco Boston Partners All-Cap Value Fund

Robeco Boston Partners Long/Short Equity Fund

Robeco WPG Core Bond Fund

Retirement Class

Robeco WPG Core Bond Fund

STATEMENT OF ADDITIONAL INFORMATION

December 31, 2006 as revised January 1, 2007

This Statement of Additional Information (“SAI”) provides information about the Robeco Boston Partners Large Cap Value Fund (the “Large Cap Value Fund”), Robeco Boston Partners Mid Cap Value Fund (the “Mid Cap Value Fund”), Robeco Boston Partners Small Cap Value Fund II (the “Small Cap Value Fund”), Robeco Boston Partners All-Cap Value Fund (the “All-Cap Value Fund”), Robeco Boston Partners Long/Short Equity Fund (the “Long/Short Equity Fund”) (collectively, the “Boston Partners Funds”), Robeco WPG Core Bond Fund (the “Core Bond Fund”), Robeco WPG Large Cap Growth Fund (the “Large Cap Growth Fund”), and Robeco WPG Small Cap Value Fund (formerly known as the WPG Tudor Fund) (the “WPG Small Cap Value Fund”) (the “WPG Funds”). Throughout this SAI, each Boston Partners Fund and WPG Fund will be referred to as a “Fund” and collectively, the “Funds”. The Funds are series of The RBB Fund, Inc. (the “Company”). This information is in addition to the information contained in Robeco Investment Funds Prospectuses dated December 31, 2006, as revised January 1, 2007, (each a “Prospectus” and together the “Prospectuses”).

This SAI is not a prospectus. It should be read in conjunction with the Prospectuses and the Funds’ Annual Report dated August 31, 2006. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. Copies of the Prospectuses and Annual Report may be obtained by calling toll-free (888) 261-4073. No other part of the Annual Report is incorporated by reference herein.

-i-

GENERAL INFORMATION

The Company is an open-end management investment company currently operating eighteen separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to Institutional Class, Investor Class and Retirement Class shares representing interests in eight diversified Robeco Investment Funds, which are offered by the Prospectuses. Robeco Investment Management, Inc. (“Robeco” or the “Adviser”) serves as the investment adviser to the Boston Partners Funds and the WPG Funds.

On April 29, 2005, the WPG Core Bond Fund (a series of the Weiss, Peck & Greer Funds Trust), WPG Large Cap Growth Fund, and WPG Small Cap Value Fund, respectively (each a “Predecessor Fund” and collectively, the “Predecessor Funds”) were reorganized as new portfolios of the Company. Financial and performance information prior to April 29, 2005 included in this SAI is that of the Predecessor Funds.

INVESTMENT INSTRUMENTS AND POLICIES

The following supplements the information contained in the Prospectuses concerning the investment objectives and policies of the Funds.

The Large Cap Value Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

The Mid Cap Value Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

The Small Cap Value Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

The All-Cap Value Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

The Long/Short Equity Fund seeks long-term capital appreciation while reducing exposure to general equity market risk. The Fund seeks a total return greater than that of the S&P 500® Index.

The Core Bond Fund seeks high current income, consistent with capital preservation, primarily through investment of substantially all, but at least 80%, of its assets in U.S. denominated or quoted bonds issued by domestic or foreign companies or governmental entities.

The Large Cap Growth Fund seeks long-term growth of capital primarily through investment of at least 80% of its assets in equity securities of U.S. large capitalization companies that offer the prospect of capital appreciation.

The WPG Small Cap Value Fund seeks capital appreciation primarily through investment in common stocks of U.S. companies with market capitalizations of less than $2 billion, securities convertible into common stocks and in special situations.

The Adviser may not invest in all of the instruments or use all of the investment techniques permitted by the Funds’ Prospectuses and this SAI or invest in such instruments or engage in such techniques to the full extent permitted by the Funds’ investment policies and limitations.

Asset-Backed Securities. The Long/Short Equity and Core Bond Funds may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Asset-backed securities may also be collateralized by a portfolio of U.S. government securities, but are not direct obligations of the U.S. government, its agencies or instrumentalities. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present; however privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guarantee or insurance. In addition to risks that are not presented by Mortgage-Backed Securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. See “Risk Factors Associated with Mortgage-Backed Securities.”

Bank and Corporate Obligations. Each Fund may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers’ acceptances and time deposits issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Investment in obligations of foreign banks or foreign branches of U.S. banks may entail risks that are different from those of investments in obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. The Funds may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

The Large Cap Value, Mid Cap Value, Small Cap Value and Long/Short Equity Funds may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations that are rated at the time of purchase within the three highest ratings categories of Standard & Poor’s® (“S&P”), Fitch, Inc./Fitch Ratings Ltd. (“Fitch”) or Moody’s Investors, Inc. (“Moody’s”) (or which, if unrated, are determined by the Adviser to be of comparable quality). Unrated securities will be determined to be of comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. See Appendix “A” to this SAI for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

The All-Cap Value Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. See Appendix “A” for a description of corporate debt ratings.

Borrowing. Each Fund may borrow up to 33 1/3 percent of its respective total assets. The Adviser intends to borrow only for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities, or to facilitate settlement transactions on portfolio securities. Investments will not be made when borrowings exceed 5% of a Fund’s total assets. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. If the securities held by a Fund should decline in value while borrowings are outstanding, the net asset value (“NAV”) of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Fund’s securities. As a result, a Fund’s share price may be subject to greater fluctuation until the borrowing is paid off. A Fund’s short sales and related borrowings are not subject to the restrictions outlined above.

Commercial Paper. Each Fund may purchase commercial paper rated (at the time of purchase) “A-1” by S&P® or “Prime-1” by Moody’s or, when deemed advisable by the Adviser, issues rated “A-2” or “Prime-2” by S&P® or Moody’s, respectively. These rating categories are described in Appendix “A” to this SAI. The Funds may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Company’s Board of Directors. Commercial paper issues in which a Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from such registration afforded by Section 3(a) (3) thereof, and commercial paper issued in reliance on the so-called “private placement” exemption from registration, which is afforded by Section 4(2) of the Securities Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Each Fund does not presently intend to invest more than 5% of its net assets in commercial paper.

Convertible Securities and Preferred Stocks. The Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, that Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The Large Cap Value, Mid Cap Value, Small Cap Value and Long/Short Equity Funds do not presently intend to invest more than 5% (10% with respect to the All-Cap Value Fund) of each Fund’s respective net assets, in convertible securities, or securities received by a Fund upon conversion thereof.

Preferred stocks are securities that represent an ownership interest in a company and provide their owner with claims on the company’s earnings and assets prior to the claims of owners of common stocks but after those of bond owners. Preferred stocks in which the Core Bond, Large Cap Growth and WPG Small Cap Value may invest include sinking fund, convertible, perpetual fixed and adjustable rate (including auction rate) preferred stocks. There is no minimum credit rating applicable to a Fund’s investment in preferred stocks and securities convertible into or exchangeable for common stock.

Dollar Rolls. The Large Cap Value, Mid Cap Value, Small Cap Value and All-Cap Value Funds may enter into dollar rolls in which the Funds sell fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

During the roll period, a Fund would forgo principal and interest paid on such securities. However, the Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The return on dollar rolls may be negatively impacted by fluctuations in interest rates. The Large Cap Value, Mid Cap Value, Small Cap Value and All-Cap Value Funds do not presently intend to engage in dollar roll transactions involving more than 5% of each Fund’s respective net assets. For additional information on dollar roll transactions, see the section entitled “Mortgage Dollar Roll Transactions” in this SAI.

Equity Markets. The Funds invest primarily in equity markets at all times. Equity markets can be highly volatile, so that investing in the Funds involves substantial risk. As a result, investing in the Funds involves the risk of loss of capital.

European Currency Unification. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Cyprus, Czech Republic, Estonia, Finland, France, Germany, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, Poland, Portugal, Slovakia, Slovenia and Spain. In addition, four new countries: Bulgaria, Croatia, Romania and Turkey are preparing for entry into the EMU.

The new European Central Bank has control over each member country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. The elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Fund may hold, or the impact, if any, on Fund performance. During the first two years of the euro’s existence, the exchange rates of the euro versus many of the world’s major currencies has declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Fund.

Foreign Securities. Each of the Large Cap Value, Mid Cap Value, Small Cap Value, All Cap Value, Long/Short Equity and WPG Small Cap Value Funds may invest in securities of foreign issuers. The Core Bond and Large Cap Growth Funds may invest in securities of foreign issuers that are traded or denominated in U.S. dollars, (including equity securities of foreign issuers trading in U.S. markets), through American Depositary Receipts (“ADRs”) Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or International Depositary Receipts (“IDRs”). ADRs are securities, typically issued by a U.S. financial institution (a “depository”), that evidence ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. GDRs, EDRs and IDRs are securities that represent ownership interests in a security or pool of securities issued by a non-U.S. or U.S. corporation. Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders. Investments in depositary receipts do not eliminate the risks in investing in foreign issuers. The underlying security may be subject to foreign government taxes, which would reduce the yield on such securities.

Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity and political stability. Volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility or price can be greater than in the United States. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. Inability to dispose of Fund securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States.

Settlement mechanics (e.g., mail service between the United States and foreign countries) may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities.

Although the Funds may invest in securities denominated in foreign currencies, each Fund values its securities and other assets in U.S. dollars. As a result, the NAV of a Fund’s shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund’s securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which a Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund’s securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of a Fund’s securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, each Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

Each Fund may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. The Funds may also invest in Yankee bonds, which are issued by foreign governments and their agencies and foreign corporations, but pay interest in U.S. dollars and are typically issued in the United States.

Forward Commitment and When-Issued Transactions. Each Fund may purchase or sell securities on a when-issued or forward commitment basis (subject to its investment policies and restrictions). These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will not enter into such transactions for the purpose of leverage.

When-issued purchases and forward commitments enable a Fund to lock in what is believed by the Adviser to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s NAV starting on the date of the agreement to purchase the securities, and the Fund is subject to the rights and risks of ownership of the securities on that date. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.

A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions, and its distributions from any net realized capital gains will be taxable to shareholders.

When a Fund purchases securities on a when-issued or forward commitment basis, the fund or the Custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Forward Foreign Currency Transactions. The WPG Small Cap Value Fund may to the extent that it invests in foreign securities, enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

The WPG Small Cap Value Fund is permitted to enter into forward contracts under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed number of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

Second, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may cause the Fund to enter a forward contract to sell, for a fixed U.S. dollar amount, the amount of foreign currency approximating the value of some or all of the Fund’s portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

Although the WPG Small Cap Value Fund has no current intention to do so, it may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value in securities denominated or quoted in a different currency if the Adviser determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other U.S. foreign currency, if the Adviser determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

The Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s respective portfolio securities or other assets quoted or denominated in that currency. At the consummation of the forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation by purchasing an offsetting contract obligating it to purchase at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of foreign currency, it may be required to obtain such delivery through the sale of portfolio securities quoted or denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is party to the original forward contract.

The Fund’s transactions in forward contracts will be limited to those described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency quoted or denominated securities, and the Fund will not do so unless deemed appropriate by the Adviser.

When entering into a forward contract, the Fund will segregate either cash or liquid securities quoted or denominated in any currency in an amount equal to the value of the Fund’s total assets committed to the consummation of forward currency exchange contracts which require the Fund to purchase a foreign currency. If the value of the segregated securities declines, additional cash or securities will be segregated by the Fund on a daily basis so that the value of the segregated securities will equal the amount of the Fund’s commitments with respect to such contracts.

This method of protecting the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Fund’s foreign assets. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses, which will prevent the Fund from achieving a complete hedge, or expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risks that the counterparts to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

The Fund’s foreign currency transactions (including related options, futures and forward contracts) may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

To seek to increase total return or to hedge against changes in interest rates or securities prices, Core Bond Fund and WPG Small Cap Value Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. A Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, and any other financial instruments and indices. A Fund will engage in futures and related options transactions for bona fide hedging purposes as described below or for purposes of seeking to increase total return, in each case, only to the extent permitted by regulations of the Commodity Futures Trading Commission (“CFTC”). All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. A Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of the Fund’s portfolio securities. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by seeking to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a “long” position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Holding Company Depository Receipts. The Funds may invest in Holding Company Depository Receipts (“HOLDRS”). HOLDRS represent trust-issued receipts that represent individual and undivided beneficial ownership interests in the common stock or American Depositary Receipts (“ADRs”) of specific companies in a particular industry, sector or group. Each of the Funds do not presently intend to invest more than 5% of their respective net assets in HOLDRS.

Restricted and Illiquid Securities. The Funds may not invest more than 15% of each Fund’s respective net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Illiquid securities include: repurchase agreements and time deposits with a notice or demand period of more than seven days; interest rate; currency and mortgage swaps; interest rate caps; floors and collars; municipal leases; certain restricted securities, such as those purchased in a private placement of securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid; and certain over-the-counter options. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. With respect to each Fund, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Each Fund may purchase securities which are not registered under the Securities Act but which may be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act (“Restricted Securities”). These securities will not be considered illiquid so long as it is determined by the Adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

The Adviser will monitor the liquidity of Restricted securities held by a Fund under the supervision of the Company’s Board of Directors. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

Indexed Securities. The Funds may invest in indexed securities whose value is linked to securities indices. Most such securities have values which rise and fall according to the change in one or more specified indices, and may have characteristics similar to direct investments in the underlying securities. Depending on the index, such securities may have greater volatility than the market as a whole. The Funds may also invest in exchange-traded funds, which generally track their related indices and trade like an individual stock throughout the trading day. For example, the Core Bond Fund may invest in Standard & Poor’s Depositary Receipts (commonly referred to as “Spiders”), which are exchange-traded shares of a closed-end investment company that are designed to replicate the price performance and dividend yield of the Standard & Poor’s 500® Composite Stock Price Index. Each of the Large Cap Value, Mid Cap Value, Small Cap Value and All-Cap Value Funds do not presently intend to invest more than 5% of their respective net assets in indexed securities and exchange-traded funds.

Initial Public Offerings. Each of the Funds may purchase stock in an initial public offering (“IPO”). An IPO is a company’s first offering of stock to the public. Risks associated with IPOs may include considerable fluctuation in the market value of IPO shares due to certain factors, such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, lack of information about the issuer and limited operating history. The purchase of IPO shares may involve high transaction costs. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As a Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

Investment Company Securities. The Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund’s investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses. Rule 12d1-1 under the 1940 Act permits a Fund to invest an unlimited amount of its uninvested cash in a money market fund so long as, among other things, said investment is consistent with the Fund’s investment objectives and policies. As a shareholder in an investment company, a Fund would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.

Lending of Portfolio Securities. Each Fund may lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser’s judgment, the income to be earned from the loans justifies the attendant risks. Any loans of a Fund’s securities will be fully collateralized and marked to market daily.

Market Fluctuation. The market value of each Fund’s investments, and thus each Fund’s NAV, will change in response to market conditions affecting the value of its portfolio securities. When interest rates decline, the value of fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Because the investment alternatives available to each Fund may be limited by the specific objective of that Fund, investors should be aware that an investment in a particular Fund may be subject to greater market fluctuation than an investment in a portfolio of securities representing a broader range of investment alternatives. In view of the specialized nature of the investment activities of each Fund, an investment in any single Fund should not be considered a complete investment program.

Micro Cap, Small Cap and Mid Cap Stocks. Securities of companies with micro, small and mid-size capitalizations tend to be riskier than securities of companies with large capitalizations. This is because micro, small and mid cap companies typically have smaller product lines and less access to liquidity than large cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of micro, small and mid cap companies tend to be less certain than large cap companies, and the dividends paid on micro, small and mid cap stocks are frequently negligible. Moreover, micro, small and mid cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market. Consequently, securities of micro, small and mid cap companies tend to be more volatile than those of large cap companies. The market for micro and small cap securities may be thinly traded and as a result, greater fluctuations in the price of micro and small cap securities may occur.

Money Market Instruments. Each Fund may invest a portion of its assets in short-term, high-quality instruments for purposes of temporary defensive measures which include, among other things, bank obligations. Bank obligations include bankers’ acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Such deposits are not FDIC insured and the Fund bears the risk of bank failure. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. A Fund will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities.

Mortgage-Backed Securities. Certain Funds, and in particular the Core Bond Fund, may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”) pass-through certificates and collateralized mortgage obligations (“CMOs”).

Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the U.S. government. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase “regular” and “residual” interest shares of beneficial interest in REMIC trusts although the Funds do not intend to invest in residual interests.

Certain Funds, and in particular the Core Bond Fund, may invest in mortgage-backed securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (e.g., S&P’s or Moody’s), they often are structured with one or more types of “credit enhancement.” Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral (e.g., sale of a house after foreclosure). Liquidity protection refers to the payment of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the securities or through a combination of such approaches.

Examples of credit enhancement arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes entitled to receive payment before other classes, with the result that defaults on the underlying mortgages are borne first by the holders of the subordinated class), creation of “spread accounts” or “reserve funds” (where cash or investments are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on the underlying mortgages in a pool exceed the amount required to be paid on the mortgage-backed securities). The degree of credit enhancement for a particular issue of mortgage-backed securities is based on the level of credit risk associated with the particular mortgages in the related pool. Losses on a pool in excess of anticipated levels could nevertheless result in losses to security holders since credit enhancement rarely covers every dollar owed on a pool.

Investing in Mortgage-Backed Securities (such as those described above) involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When a Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates. The market for certain types of Mortgage-Backed Securities (i.e., certain CMOs) may not be liquid under all interest rate scenarios, which may prevent a Fund from selling such securities held in its portfolio at times or prices that it desires.

Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

Planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment extension and interest rate risk associated with the underlying mortgage assets.

The Core Bond Fund may invest in floating rate securities based on the Cost of Funds Index (“COFI floaters”), other “lagging rate” floating rate securities, floating rate securities that are subject to a maximum interest rate (“capped floaters”), and Mortgage-Backed Securities purchased at a discount. The primary risks associated with these derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

Mortgage Dollar Roll Transactions. The Core Bond Fund may enter into mortgage dollar roll transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date.

During the roll period, the Core Bond Fund would forgo principal and interest paid on such securities. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Core Bond Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Core Bond Fund will hold and maintain in a segregated account until the settlement date cash or liquid, high-grade debt securities in an amount equal to the forward purchase price. Any benefits derived from the use of mortgage dollar rolls may depend upon mortgage prepayment assumptions, which will be affected by changes in interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. For additional information on dollar rolls, please refer to the section entitled “Dollar Rolls” in this SAI.

Municipal Obligations. The Core Bond Fund may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular Federal income tax in the hands of most individual investors, although it may be subject to the individual and corporate alternative minimum tax. The two principal classifications of municipal obligations are “notes” and “bonds.”

Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, and construction loan notes. Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal revenues available under the Federal Revenue Sharing Program. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Construction loan notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae. There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.

Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications, “general obligation” bonds and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Revenue obligations are not backed by the credit and taxing authority of the issuer, but are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. In addition, revenue obligations may be backed by a letter of credit, guarantee or insurance. Revenue obligations include private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations.

Industrial development bonds (now a subset of a class of bonds known as “private activity bonds”), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

There is, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as one of the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act, prior to offer and sale unless an exemption from such registration is available, municipal obligations which are not publicly offered may nevertheless be readily marketable. A secondary market exists for municipal obligations which were not publicly offered initially.

The Adviser determines whether a municipal obligation is readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate), which accurately reflects its value. In addition, stand-by commitments and demand obligations also enhance marketability.

For the purpose of a Fund’s investment restrictions, the identification of the “issuer” of municipal obligations which are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. High grade municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

There could be economic, business or political developments, which might affect all municipal obligations of a similar type. However, the Adviser believes that the most important consideration affecting risk is the quality of particular issues of municipal obligations rather than factors affecting all, or broad classes of, municipal obligations.

A Fund may invest in variable, floating rate and other municipal securities on which the interest may fluctuate based on changes in market rates. The interest rates payable on variable rate securities are adjusted at designated intervals (e.g., daily, monthly, semi-annually) and the interest rates payable on floating rate securities are adjusted whenever there is a change in the market rate of interest on which the interest payable is based. The interest rate on variable and floating rate securities is ordinarily determined by reference to or is a percentage of a bank’s prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. The value of floating and variable rate securities generally is more stable than that of fixed rate securities in response to changes in interest rate levels. A Fund may consider the maturity of a variable or floating rate municipal security to be shorter than its ultimate maturity if that Fund has the right to demand prepayment of its principal at specified intervals prior to the security’s ultimate maturity.

Funds that may invest in municipal securities may invest in municipal leases and certificates of participation in municipal leases. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity, which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. The primary risk associated with municipal lease obligations and certificates of participation is that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering, or the failure to fully recover, the Fund’s original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the Adviser will monitor on an ongoing basis the credit quality rating and risk of cancellation of such unrated leases. Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purposes of the limitation on investments in illiquid securities.

Funds that invest in municipal securities may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price, which represents a premium over their face value.

Options on Futures Contracts. The Core Bond Fund and WPG Small Cap Value Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium, which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

The Funds will engage in futures and related options transactions for bona fide hedging and to seek to increase total return as permitted by the CFTC regulations, which permit principals of an investment company, registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. Except as stated below, a Fund’s futures transactions will be entered into for traditional hedging purposes — i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

Each Fund will engage in transactions in currency forward contracts, futures contracts and options only to the extent such transactions are consistent with the requirements of the Code, for maintaining its qualification as a regulated investment company for federal income tax purposes. See “Taxes.”

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in some cases, may require the applicable Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

The use of futures contracts entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the Fund’s income due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the securities being hedged; and potential losses in excess of the amount initially invested in the futures contracts themselves. If the expectations of the Adviser regarding movements in securities prices or interest rates are incorrect, the Fund may have experienced better investment results without hedging. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Perfect correlation between a Fund’s futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. government securities. Other futures contracts available to hedge the Funds’ portfolio investments generally are limited to futures on various securities indices.

Options on Securities and Securities Indices. The All-Cap Value Fund, Core Bond Fund, Large Cap Growth Fund, and WPG Small Cap Value Fund may each write covered call and (except Large Cap Growth Fund) secured put options on any securities in which it may invest or on any domestic stock indices based on securities in which it may invest. A Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date, regardless of the market price of the security. All call options written by a Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding or use the other methods described below. The purpose of a Fund in writing covered call options is to realize greater income than would be realized in portfolio securities transactions alone. However, in writing covered call options for additional income, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date, regardless of the market price for the security. The purpose of writing such options is to generate additional income. However, in return for the option premium, the Fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

All call and put options written by a Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which, in the case of the WPG Small Cap Value Fund, may be quoted or denominated in any currency, in a segregated account noted on the Fund’s records or maintained by the Fund’s custodian with a value at least equal to the Fund’s obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position.

A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparts to such option. Such purchases are referred to as “closing purchase transactions” and do not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction.

A Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. The amount of this settlement will be equal to the difference between the closing price of the of the securities index at the time of exercise and the exercise price of the option expressed in dollars, times a specified amount. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

The Funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities in its portfolio. A Fund may also cover call and put options on a securities index by using the other methods described above.

The All-Cap Value Fund, Core Bond Fund, Large Cap Growth Fund, and WPG Small Cap Value Fund may each purchase put and call options on any securities in which it may invest or on any securities index based on securities in which it may invest, and a Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”) in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

A Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Transactions by a Fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Although the Funds may use option transactions to seek to generate additional income and to seek to reduce the effect of any adverse price movement in the securities or currency subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar mutual funds, which do not engage in such activities. These risks include the following: for writing call options, the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price; for writing put options, the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or to make a cash settlement on the securities index at prices which may not reflect current market values; and for purchasing call and put options, the possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale of securities index options, including options on the S&P 500® Index, will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with the price movements in the selected securities index. Perfect correlation may not be possible because the securities held or to be acquired by a Fund may not exactly match the composition of the securities index on which options are written. If the forecasts of the Adviser regarding movements in securities prices or interest rates are incorrect, a Fund’s investment results may have been better without the hedge transactions.

There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will monitor the liquidity of over-the-counter options and, if it determines that such options are not readily marketable, a Fund’s ability to enter such options will be subject to the Fund’s limitation on investments on illiquid securities.

The writing and purchase of options is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the Adviser’s ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

Pay-in-Kind Securities, Zero Coupon and Capital Appreciation Bonds. To the extent consistent with its investment objective, the All-Cap Value and Core Bond Funds may invest up to 5% of their net assets in pay-in-kind (“PIK”) securities. PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similarly, zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. Such securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

PIK securities, zero coupon bonds and capital appreciation bonds involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities may not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. Additionally, the market prices of PIK securities, zero coupon bonds and capital appreciation bonds generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

Portfolio Turnover. Those investment strategies that require periodic changes to portfolio holdings with the expectation of outperforming equity indices are typically referred to as “active” strategies. These strategies contrast with “passive” (“index”) strategies that buy and hold only the stocks in the equity indices. Passive strategies tend to trade infrequently—only as the stocks in the indices change (largely due to changes in the sizes of the companies in the indices, takeovers or bankruptcies). Most equity mutual funds pursue active strategies, which have higher turnover than passive strategies.

The generally higher portfolio turnover of active investment strategies can adversely affect taxable investors, especially those in higher marginal tax brackets, in two ways. First, short-term capital gains, which often accompany higher turnover investment strategies, are currently taxed at ordinary income rates. Ordinary income tax rates are higher than long-term capital gain tax rates for middle and upper income taxpayers. Thus, the tax liability is often higher for investors in active strategies. Second, the more frequent realization of gains caused by higher turnover investment strategies means that taxes will be paid sooner. Such acceleration of the tax liability is financially more costly to investors. Less frequent realization of capital gains allows the payment of taxes to be deferred until later years, allowing more of the gains to compound before taxes are paid. Consequently, after-tax compound rates of return will generally be higher for taxable investors using investment strategies with very low turnover, compared with high turnover strategies. The difference is particularly large when the general market rates of return are higher than average, such as during the majority of the last ten years.

There are no limitations on the length of time that securities must be held by any Fund and a Fund’s annual portfolio turnover rate may vary significantly from year to year. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs, which must be borne by the applicable Fund and its shareholders. The actual portfolio turnover rates for each Predecessor Fund are noted in the Prospectuses.

In determining such portfolio turnover, U.S. government securities and all other securities (including options) which have maturities at the time of acquisition of one year or less (“short-term securities”) are excluded. The annual portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned by the applicable Fund during the year. The monthly average is calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the year and as of the end of the succeeding 11 months and dividing the sum by 13. A turnover rate of 100% would occur if all of a Fund’s portfolio securities (other than short-term securities) were replaced once in a period of one year. It should be noted that if a Fund were to write a substantial number of options, which are exercised, the portfolio turnover rate of that Fund would increase. Increased portfolio turnover results in increased brokerage costs, which a Fund must pay, and the possibility of more short-term gains, distributions of which are taxable as ordinary income.

The Funds will trade their portfolio securities without regard to the length of time for which they have been held. To the extent that a Fund’s portfolio is traded for short-term market considerations and portfolio turnover rate exceeds 100%, the annual portfolio turnover rate of the Fund could be higher than most mutual funds.

Purchase Warrants. The Funds may invest in purchase warrants and similar rights. Purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not executed prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. These Funds may not invest more than 5% of each Fund’s respective net assets in purchase warrants and similar rights.

Real Estate Investment Trust Securities. The Funds may invest in real estate investment trusts (“REITs”). REITs generally invest directly in real estate, in mortgages or in some combination of the two. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

Generally, REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

The REITs in which the Funds may invest may be affected by economic forces and other factors related to the real estate industry. REITs are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. REITS whose underlying assets include long-term health care properties; such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry. Each Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Each Fund is also subject to the risk that the REITs in which it invests will fail to qualify for tax-free pass-through of income under the Code, and/or fail to qualify for an exemption from registration as an investment company under the 1940 Act. Mortgage REITs may be affected by the quality of the credit extended. A REIT’s return may be adversely affected when interest rates are high or rising.

Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500®.

Repurchase Agreements. The Funds may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

The repurchase price under the repurchase agreements described above generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with whom the Funds may enter into repurchase agreements will be banks which the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers. The Adviser will consider the creditworthiness of a seller in determining whether to have the Fund enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser will mark to market daily the value of the securities, and will, if necessary, require the seller to maintain additional securities, to ensure that the value is not less than the repurchase price.

Default by or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Fund will maintain in a segregated account with the Fund’s custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and the interest received on the cash exchanged for the securities.

Risk Considerations of Medium Grade Securities. Obligations in the lowest investment grade (i.e., BBB or Baa), referred to as “medium grade” obligations, have speculative characteristics, and changes in economic conditions and other factors are more likely to lead to weakened capacity to make interest payments and repay principal on these obligations than is the case for higher rated securities. In the event that a security purchased by a Fund is subsequently downgraded below investment grade, the Adviser will consider such event in its determination of whether the Fund should continue to hold the security.

Risk Considerations of Lower Rated Securities. The WPG Small Cap Value Fund and the All-Cap Value Fund may invest in fixed income securities that are not investment grade but are rated as low as B by Moody’s or B by S&P (or their equivalents or, if unrated, determined by the Adviser to be of comparable credit quality). In the case of a security that is rated differently by two or more rating services, the higher rating is used in connection with the foregoing limitation. In the event that the rating on a security held in a Fund’s portfolio is downgraded by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates.

An economic downturn could severely disrupt the market for high yield fixed income securities and adversely affect the value of outstanding fixed income securities and the ability of the issuers to repay principal and interest.

The Long/Short Equity Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. The Fund will invest in High Yield Debt instruments when the Fund believes that such instruments offer a better risk/reward profile than comparable equity opportunities. High yield fixed income securities (commonly known as “junk bonds”) are considered speculative investments and, while generally providing greater income than investments in higher rated securities, involve greater risk of loss of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. However, since yields vary over time, no specific level of income can ever be assured.

The prices of high yield fixed income securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress, which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a fixed income security owned by a Fund defaulted, the Fund could incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield fixed income securities and a Fund’s net asset value, to the extent it holds such securities.

High yield fixed income securities also present risks based on payment expectations. For example, high yield fixed income securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may, to the extent it holds such fixed income securities, have to replace the securities with a lower yielding security, which may result in a decreased return for investors. Conversely, a high yield fixed income security’s value will decrease in a rising interest rate market, as will the value of a Fund’s assets, to the extent it holds such fixed income securities.

In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield fixed income securities, and this may have an impact on the Adviser’s ability to accurately value such securities and a Fund’s assets and on the Fund’s ability to dispose of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield fixed income securities, especially in a thinly traded market.

New laws proposed or adopted from time to time may have an impact on the market for high yield securities.

Finally, there are risks involved in applying credit or dividend ratings as a method for evaluating high yield securities. For example, ratings evaluate the safety of principal and interest or dividend payments, not market value risk of high yield securities. Also, since rating agencies may fail to timely change the credit ratings to reflect subsequent events, a Fund will continuously monitor the issuers of high yield securities in its portfolio, if any, to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the security’s liquidity so the Fund can meet redemption requests.

Special Situation Companies. The WPG Small Cap Value Fund and Core Bond Fund may invest in “Special Situations.” The term “Special Situation” shall be deemed to refer to a security of a company in which an unusual and possibly non-repetitive development is taking place which, in the opinion of the investment adviser of the Fund, may cause the security to attain a higher market value independently, to a degree, of the trend in the securities market in general. The particular development (actual or prospective), which may qualify a security as a “Special Situation,” may be one of many different types.

Such developments may include, among others, a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company’s business; a reorganization; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company’s stock; a new or changed management; or material changes in management policies. A “Special Situation” may often involve a comparatively small company, which is not well known, and which has not been closely watched by investors generally, but it may also involve a large company. The fact, if it exists, that an increase in the company’s earnings, dividends or business is expected, or that a given security is considered to be undervalued, would not in itself be sufficient to qualify as a “Special Situation.” The Fund may invest in securities (even if not “Special Situations”) which, in the opinion of the investment adviser of the Fund, are appropriate investments for the Fund, including securities which the investment adviser of the Fund believes are undervalued by the market. The Fund shall not be required to invest any minimum percentage of its aggregate portfolio in “Special Situations,” nor shall it be required to invest any minimum percentage of its aggregate portfolio in securities other than “Special Situations.”

Securities of Unseasoned Issuers. Each of the Funds may invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, provided the aggregate investment in such securities would not exceed (a) 25% of net assets for the Long/Short Equity and WPG Small Cap Value Fund, to the extent consistent with each Fund’s primary investment strategies as set forth in the Prospectuses and with each Fund’s policy on investments in illiquid securities; or (b) 5% of net assets for each of the Large Cap Value, Mid Cap Value, Small Cap Value and All-Cap Value Funds. The term “unseasoned” refers to issuers which, together with their predecessors, have been in operation for less than three years.

Short Sales. The All-Cap Value and Long/Short Equity Funds may enter into short sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until a Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with positions taken by the staff of the Securities and Exchange Commission (the “SEC”).

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale. A Fund may purchase call options to provide a hedge against an increase in the price of a security sold short by the Fund. See the section entitled “Options” above.

The Funds anticipate that the frequency of short sales will vary substantially in different periods, and they do not intend that any specified portion of their assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 100% of the value of a Fund’s net assets.

Short Sales “Against the Box.” In addition to the short sales discussed above, the All-Cap Value and Long/Short Equity Funds may make short sales “against the box,” a transaction in which a Fund enters into a short sale of a security that the Fund owns or has the right to obtain at no additional cost. The proceeds of the short sale will be held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. It currently is anticipated that the Funds will make short sales against the box for purposes of protecting the value of the Funds’ net assets.

Structured Securities. The All-Cap Value Fund may invest up to 5% of its net assets in structured securities to the extent consistent with its investment objective. The value of the principal of and/or interest on structured securities is determined by reference to changes in the value of specific currencies, commodities, securities, indices or other financial indictors (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, notes where the principal repayment at maturity is determined by the value of the relative change in two or more specified securities or securities indices.

The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, the Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the security at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

Temporary Investments. The short-term and medium-term debt securities in which the Funds may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

U.S. Government Obligations. The Funds may purchase U.S. government agency and instrumentality obligations that are debt securities issued by U.S. government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government or by U.S. Treasury guarantees, such as securities of the Ginnie Mae and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of Freddie Mac and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of Fannie Mae and the Federal Loan Banks. Such guarantees of U.S. government securities held by a Fund do not, however, guarantee the market value of the shares of the Fund. There is no guarantee that the U.S. government will continue to provide support to its agencies or instrumentalities in the future. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are backed by the full faith and credit of the U.S. government. All U.S. government obligations are subject to interest rate risk.

Each Fund’s net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government, including, but not limited to, options and futures on such obligations. The maturities of U.S. government securities usually range from three months to thirty years. Examples of types of U.S. government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Ginnie Mae, General

Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank. U.S. government securities may include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (TIPS). The interest rate of TIPS, which is set at auction, remains fixed throughout the term of the security and the principal amount of the security is adjusted for inflation. The inflation-adjusted principal is not paid until maturity. The Large Cap Value, Mid Cap Value, Small Cap Value and All-Cap Value Funds do not presently intend to invest more than 5% of each Fund’s respective net assets in U.S. government obligations.

When-Issued Purchases and Forward Commitments. To the extent consistent with their respective investment objectives, each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. When a Fund agrees to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis, the custodian will set aside cash, U.S. government securities or other liquid assets equal to the amount of the purchase or the commitment in a separate account. The market value of the separate account will be monitored and if such market value declines, the Fund will subsequently be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments.

The Funds will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a capital gain or loss.

The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Fund’s NAV starting on the day that the Fund agrees to purchase the securities. The Funds do not earn interest on the securities committed to purchase until the securities are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities, the proceeds to be received upon settlement are included in the Fund’s assets, and fluctuations in the value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment remains in effect.

INVESTMENT LIMITATIONS

The Funds have adopted the following fundamental investment limitations which may not be changed with respect to the Funds without the affirmative vote of the holders of a majority of the Funds’ outstanding shares (as defined in Section 2(a) (42) of the 1940 Act). As used in this SAI and in the Prospectuses, “shareholder approval” and a “majority of the outstanding shares” of a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund. Each Fund’s investment goals and strategies described in the Prospectuses may be changed by the Company’s Board of Directors without the approval of the Fund’s shareholders. Each Fund may not:

1.	Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements and the Large Cap Value, Mid Cap Value, Small Cap Value and All-Cap Value Funds may enter into dollar rolls for temporary purposes in amounts up to one-third of the value of each Fund’s respective total assets at the time of such borrowing and provided that, for any borrowing with respect to the Large Cap Value, Mid Cap Value, All-Cap Value and Long/Short Equity Funds, there is at least 300% asset coverage for the borrowings of the Fund. A Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. However, with respect to the Large Cap Value, Mid Cap Value, All-Cap Value and Long/Short Equity Funds, the amount shall not be in excess of lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund’s total assets at the time of such borrowing, provided that for the All-Cap Value and Long/Short Equity Funds: (a) short sales and related borrowings of securities are not subject to this restriction; and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to swaps and other derivatives are not deemed to be a pledge or other encumbrance of assets, and provided that for the Large Cap Value, Mid Cap Value and All-Cap Value Funds, any collateral arrangements with respect to the writing of options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets. The Small Cap Value, Large Cap Value and All-Cap Value Funds will not purchase securities while aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of total assets. Securities held in escrow or separate accounts in connection with a Fund’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation; (For purposes of this Limitation No. 1, any collateral arrangements with respect to, if applicable, the writing of options and futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets).

2.	Issue any senior securities, except as permitted under the 1940 Act; (For purposes of this Limitation No. 2, neither the collateral arrangements with respect to options and futures identified in Limitation No. 1, nor the purchase or sale of futures or related options are deemed to be the issuance of senior securities).

3.	Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

4.	Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts;

5.	Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchanges between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

6.	Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan;

7.	Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities); or

8.	Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations.

In addition to the fundamental investment limitations specified above, the Long/Short Equity Fund may not:

Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry;

For purposes of Investment Limitation No. 1, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2.

In addition to the fundamental investment limitations specified above, the Long/Short Equity Fund is subject to the following non-fundamental limitations. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy. The Long/Short Equity Fund may not:

1.	Make investments for the purpose of exercising control or management, but investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management; or

2.	Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that the Fund may make margin deposits in connection with its use of short sales, options, futures contracts, options on futures contracts and forward contracts.

The Boston Partners Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Securities held by the Boston Partners Funds generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

If a percentage restriction under one of the Boston Partners Funds’ investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

Core Bond Fund

1. With respect to 75% of its total assets, purchase securities of an issuer (other than U.S. government securities or repurchase agreements collateralized by U.S. government securities and shares of other investment companies), if:

(a) such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or

(b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

2. Purchase or sell real estate (other than securities secured by real estate or interests therein, or issued by entities which invest in real estate or interests therein), but it may lease office space for its own use and invest up to 15% of its assets in publicly held real estate investment trusts.

3. Borrow amounts in excess of 33% of its total assets (including the amount borrowed) and then only as a temporary measure for extraordinary or emergency purposes. This restriction shall not apply to reverse repurchase agreements entered into in accordance with the Fund’s investment policies.

4. Make loans, except that this restriction shall not prohibit the purchase of or investment in bank certificates of deposit or bankers acceptances, the purchase and holding of all or a portion of an issue of publicly distributed debt securities, the lending of portfolio securities and the entry into repurchase agreements.

5. Engage in the business of underwriting securities of others, except to the extent that the Fund may be deemed to be an underwriter under the 1933 Act, when it purchases or sells portfolio securities in accordance with its investment objectives and policies; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

6. Purchase securities, excluding U.S. government securities, of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% or more of its total assets; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

7. Issue senior securities, except as permitted under the 1940 Act and except that the Fund may issue shares of beneficial interest in multiple classes or series.

8. Invest in commodities or in commodities contracts, except that the Fund may purchase and sell financial futures contracts on securities, indices and currencies and options on such futures contracts, and the Fund may purchase securities on a forward commitment or when-issued basis.

Large Cap Growth Fund

1. With respect to 75% of its total assets, purchase securities of an issuer (other than U.S. government securities or, with respect to the Fund, repurchase agreements collateralized by U.S. government securities and shares of other investment companies), if:

(a) such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or

(b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

2. Purchase, sell or invest in commodities or commodity contracts or real estate or interests in real estate, except futures contracts on securities and securities indices and options on such futures, forward foreign currency exchange contracts and except that the Fund may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts.

3. Purchase securities of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% or more of its total assets, provided that this restriction shall not apply to securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

4. Lend its funds to other persons, except through the purchase of all or a portion of an issue of debt securities publicly distributed or other securities or debt obligations in accordance with its objective or through entering into repurchase agreements; provided that each such repurchase agreement has a duration of no more than seven days and that the value of all of the Fund’s outstanding repurchase agreements, together with the value of all illiquid investments of the Fund, does not exceed 15% of the Fund’s total assets at any time.

5. Lend its portfolio securities unless the borrower is a broker, dealer or financial institution; provided that the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder.

6. Borrow money, except from banks as a temporary measure to facilitate the meeting of redemption requests which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes, provided that the aggregate amount of such borrowings may not exceed 33% of the value of the Fund’s total assets (including amounts borrowed) at the time of borrowing, or mortgage, pledge or hypothecate its assets, except in an amount sufficient to secure any such borrowing.

7. Issue senior securities, except as permitted under the 1940 Act and except that the Fund may issue shares of beneficial interest in multiple classes or series.

8. Engage in the business of underwriting the securities of other issuers (except as the Fund may be deemed an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities in accordance with its investment objective and policies); provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

WPG Small Cap Value Fund

1. Purchase securities of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% or more of its total assets provided that this restriction shall not apply to securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

2. With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. government securities and other investment companies), if:

(a) such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or

(b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

3. Lease, acquire, purchase, sell or hold real estate, but it may lease office space for its own use and invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts.

4. Purchase or sell commodities or commodities contracts, except futures contracts, including but not limited to contracts for the future delivery of securities and contracts based on securities indices and options on such futures contracts, and forward foreign currency exchange contracts.

5. Lend money, except that it may (i) invest in all or a portion of an issue of bonds, debentures and other obligations distributed publicly or of a type commonly purchased by financial institutions (e.g., certificates of deposit, bankers’ acceptances or other short-term debt obligations) or other debt obligations in accordance with its objectives or (ii) enter into repurchase agreements; provided that the Fund will not enter into repurchase agreements of more than one week’s duration if more than 15% of its net assets would be invested therein together with other illiquid or not readily marketable securities.

6. Lend its portfolio securities unless the borrower is a broker, dealer, bank or other qualified financial institution; provided that the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder.

7. Engage in the business of underwriting the securities of others, except to the extent that the Fund may be deemed to be an underwriter under the 1933 Act when it purchases or sells portfolio securities; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

8. Borrow money except as a temporary measure to facilitate the meeting of redemption requests or for extraordinary or emergency purposes, provided that the aggregate amount of such borrowings may not exceed 33% of the value of the Fund’s total assets (including the amount borrowed), at the time of such borrowing.

9. Issue senior securities except as permitted under the 1940 Act and except that the Fund may issue shares of beneficial interest in multiple classes or series.

Each Fund may, notwithstanding any other fundamental or non-fundamental investment restriction or policy, invest all of its assets in the securities of a single open-end investment company with substantially the same investment objectives, restrictions and policies as that Fund.

For purposes of the above fundamental investment restrictions regarding industry concentration, the Adviser generally classifies issuers by industry in accordance with classifications established by nationally recognized third-party statistical information services, such as S&P. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer according to its own sources.

In addition to the fundamental policies mentioned above, the Board has adopted the following non-fundamental policies which may be changed or amended by action of the Board without approval of shareholders. So long as these non-fundamental restrictions are in effect, a Fund may not:

(a) Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

(b) Purchase securities of any other investment company except as permitted by the 1940 Act.

(c) Purchase securities on margin, except any short-term credits, which may be necessary for the clearance of transactions and the initial, or maintenance margin in connection with options and futures contracts and related options.

(d) Invest more than 15% of its net assets in securities which are illiquid.

(e) Purchase additional securities if the Fund’s borrowings exceed 5% of its net assets.

Except with respect to each WPG Fund’s fundamental investment restriction regarding borrowings, any investment limitation of a WPG Fund that is expressed as a percentage is determined at the time of investment by the Fund. An increase or decrease in a Fund’s net asset value or a company’s market capitalization subsequent to a Fund’s initial investment will not affect the Fund’s compliance with the percentage limitation or the company’s status as small, medium or large cap. From time to time, the Adviser may include as small, medium or large cap certain companies having market capitalizations outside the definitions described in the Prospectuses. Under the 1940 Act, each WPG Fund will be required to maintain continuous asset coverage of at least 300% for borrowings from a bank. In the event that such asset coverage is below 300%, the applicable Fund will be required to reduce the amount of its borrowings to obtain 300% asset coverage, within three days (not including Sundays and holidays) or such longer period as the rules and regulations of the SEC prescribe. In addition, under the 1940 Act, each WPG Fund may not invest more than 5% of its assets in the securities of any issuer that derives more than 15% of its gross revenue from a securities-related business, unless an exemption is available under the 1940 Act or the rules thereunder.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Funds, a policy relating to the disclosure of each Fund’s portfolio securities to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders. The policies relating to the disclosure of the Funds’ portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of a Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Funds’ portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Adviser currently makes the Funds’ complete portfolio holdings, top ten holdings, sector weightings and other portfolio characteristics publicly available on its web site, www.robecoinvest.com as disclosed in the following table:

Information Posting	Frequency of Disclosure	Date of Web Posting
Complete Portfolio Holdings	Quarterly*	30 days after the end of each calendar quarter

Top 10 Portfolio Holdings and other portfolio characteristics	Quarterly	10 days after the end of each calendar quarter

*	The complete long positions only for the Robeco Boston Partners Long/Short Equity Fund will be publicly available on the Adviser’s website at www.robecoinvest.com as of each calendar quarter (March 31, June 30, September 30 and December 31) 30 days following the quarter end.

The scope of the information relating to the Funds’ portfolios that is made available on the web site may change from time to time without notice. The Adviser or its affiliates may include each Fund’s portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the Web site.

The Company may distribute or authorize the distribution of information about the Funds’ portfolio holdings that is not publicly available to its third-party service providers of the Company, which include PFPC Trust Company and Mellon Bank N.A., the custodians for the Boston Partners Funds and WPG Funds, respectively; PFPC Inc., the administrator, accounting agent and transfer agent; Ernst & Young, LLP, the Funds’ independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; GCom2Solutions and R.R. Donnelly, the financial printers; and ISS, the Funds’ proxy voting service. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in a Fund’s portfolio.

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information, and (ii) financial consultants to assist them in determining the suitability of a Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and the Adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions as well as a 30-day time lag. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board of Directors of the Company or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions. Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Funds’ portfolios.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Funds.

Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Company’s Chief Compliance Officer, who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at its next quarterly Board meeting.

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director *	Other Directorships Held by Director
DISINTERESTED DIRECTORS

Julian A. Brodsky Comcast Corporation 1500 Market Street, 35th Floor Philadelphia, PA 19102 DOB: 7/16/33	Director	1988 to present	Since 1969, Director and Vice Chairman, Comcast Corporation (cable television and communications); Director, NDS Group PLC (provider of systems and applications for digital pay TV).	18	Comcast Corporation; AMDOCS Limited (service provider to telecommunications companies)

Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19422 DOB: 03/7/43	Director	Since 2006	Consultant, financial services organizations from 1997 to present.	18	Kalmar Pooled Investment Trust; WT Mutual Fund; Independence Blue Cross; IntriCon Corporation (industrial furnaces and ovens)

Francis J. McKay Fox Chase Cancer Center 333 Cottman Avenue Philadelphia, PA 19111 DOB: 12/06/35	Director	1988 to present	Since 2000, Vice President, Fox Chase Cancer Center (biomedical research and medical care).	18	None

Arnold M. Reichman 106 Pierrepont Street Brooklyn, NY 11201 DOB: 5/21/48	Chairman Director	2005 to present 1991 to present	Director, Gabelli Group Capital Partners, L.P. (an investment partnership) from 2000 to 2006.	18	None

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director *	Other Directorships Held by Director
Mark A. Sargent Villanova University School of Law 299 North Spring Mill Road Villanova, PA 19085 DOB: 4/28/51	Director	Since 2006	Dean and Professor of Law, Villanova University School of Law since July 1997.	18	WT Mutual Fund

Marvin E. Sternberg Moyco Technologies, Inc. 200 Commerce Drive Montgomeryville, PA 18936 DOB: 3/24/34	Director	1991 to present	Since 1974, Chairman, Director and President, Moyco Technologies, Inc. (manufacturer of precision coated and industrial abrasives). Since 1999, Director, Pennsylvania Business Bank.	18	Moyco Technologies, Inc.

Robert A. Straniere 300 East 57th Street New York, NY 10022 DOB: 3/28/41	Director	Since 2006	Member, New York State Assembly (1981-2004); Founding Partner, Straniere Law Firm (1980 to date); Partner, Gotham Strategies (consulting firm) (2005 to date); Partner, The Gotham Global Group (consulting firm) (2005 to date); President, The New York City Hot Dog Company (2005 to date); Director, Weiss, Peck & Greer Fund Group (1992 to 2005); and Partner, Kanter-Davidoff (law firm) (2006 to date).	18	Reich and Tang Group (asset management); The Sparx Japan Fund

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director *	Other Directorships Held by Director
INTERESTED DIRECTORS[2]

Robert Sablowsky Oppenheimer & Company, Inc. 200 Park Avenue New York, NY 10166 DOB: 4/16/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President of Oppenheimer & Co., Inc., formerly Fahnestock & Co., Inc. (a registered broker-dealer). Since November 2004, Director of Kensington Funds.	18	Kensington Funds

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/25/38	Director	2002 to present	Director of PFPC Inc. from January 1987 to April 2002, Chairman and Chief Executive Officer of PFPC Inc. until April 2002, Executive Vice President of PNC Bank, National Association from October 1981 to April 2002, Director of PFPC International Ltd. (financial services) from August 1993 to April 2002, Director of PFPC International (Cayman) Ltd. (financial services) from September 1996 to April 2002; Governor of the Investment Company Institute (investment company industry trade organization) from July 1996 to January 2002; Director of PNC Asset Management, Inc. (investment advisory) from September 1994 to March 1998; Director of PNC National Bank from October 1995 to November 1997; Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	18	Cornerstone Bank

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director *	Other Directorships Held by Director
OFFICERS

Edward J. Roach 103 Bellevue Parkway Wilmington, DE 19809 DOB: 6/29/24	President and Treasurer	1991 to present and 1988 to present	Certified Public Accountant; Vice Chairman of the Board, Fox Chase Cancer Center; Trustee Emeritus, Pennsylvania School for the Deaf; Trustee Emeritus, Immaculata University; Managing General Partner, President since 2002, Treasurer since 1981 and Chief Compliance Officer since September 2004 of Chestnut Street Exchange Fund.	N/A	N/A

Tina M. Payne 301 Bellevue Parkway 2nd Floor Wilmington, DE 19809 DOB: 5/19/74	Secretary	2004 to present	Since 2003, Vice President and Associate Counsel, PFPC Inc. (financial services company); Associate, Stradley, Ronon, Stevens & Young, LLC (law firm) from 2001 to 2003.	N/A	N/A

Salvatore Faia, Esquire, CPA Vigilant Compliance Services 186 Dundee Drive, Suite 700 Williamstown, NJ 08094 DOB: 12/25/62	Chief Compliance Officer	Since 2004	President, Vigilant Compliance Services since 2004; Senior Legal Counsel, PFPC Inc. from 2002 to 2004; Chief Legal Counsel, Corviant Corporation (Investment Adviser, Broker-Dealer and Service Provider to Investment Advisers and Separate Accountant Providers) from 2001 to 2002.	N/A	N/A

*	Each Director oversees eighteen portfolios of the Company that are currently offered for sale.
1.	Subject to the Company’s Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of year 2011 or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company’s Retirment Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next annual meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed
2.	Messrs. Carnall and Sablowsky are considered “interested persons” of the Company as that term is defined in the 1940 Act. Mr. Carnall is an “interested Director” of the Company because he owns shares of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. The investment adviser to the Company’s Money Market Portfolio, BlackRock Institutional Management Corporation; the investment adviser to the Company’s Senbanc Fund, Hilliard Lyons Research Advisors, a division of J.J.B. Hilliard, W.L. Lyons, Inc.; and the Company’s principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an “interested Director” of the Company by virtue of his position as an officer of a registered broker-dealer.

The Board and Standing Committees

Board. The Board of Directors is comprised of nine individuals, two of whom are considered “interested” Directors as defined by the 1940 Act. The remaining Directors are referred to as “Disinterested” or “Independent” Directors. The Board meets at least quarterly to review the investment performance of each portfolio in the mutual fund family and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, the Board of Directors has an Audit Committee, an Executive Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.

Audit Committee. The Board has an Audit Committee comprised only of Independent Directors. The current members of the Audit Committee are Messrs. Brodsky, Giordano, McKay and Sternberg. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened six times during the fiscal year ended August 31, 2006.

Executive Committee. The Board has an Executive Committee comprised only of Independent Directors. The current members of the Executive Committee are Messrs. McKay, Reichman and Straniere. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not convene during the fiscal year ended August 31, 2006.

Nominating Committee. The Board has a Nominating Committee comprised only of Independent Directors. The current members of the Nominating Committee are Messrs. Brodsky, McKay and Sargent. The Nominating Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Company’s Secretary. The Nominating Committee convened once during the fiscal year ended August 31, 2006.

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Funds and in all of the portfolios (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him), as of December 31, 2005. Messrs. Giordano, Sargent and Straniere were not Directors of the Company as of December 31, 2005.

Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
DISINTERESTED DIRECTORS

Julian A. Brodsky	Over $100,000 (Long/Short - Institutional)	Over $100,000

Francis J. McKay	$10,000 - $50,000 (Large Cap Value – Investor) $10,000 - $50,000 (Mid Cap Value – Investor) $10,000 - $50,000 (Small Cap Value II – Investor)	Over $100,000

Arnold M. Reichman	Over $100,000 (Large Cap Value – Institutional) Over $100,000 (Long/Short - Institutional)	Over $100,000

Marvin E. Sternberg	None	None

INTERESTED DIRECTORS

J. Richard Carnall	None	None

Robert Sablowsky	Over $100,000 (Mid Cap Value – Investor) Over $100,000 (Long/Short – Institutional)	Over $100,000

Directors’ and Officers’ Compensation

Since February 15, 2006, the Company pays each Director at the rate of $17,500 annually and $3,500 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with a Board meeting. Each Director is also paid a fee of $500 for telephonic Board or Committee meetings lasting one-half hour or less. The Chairman of the Board receives an additional fee of $12,000 per year for his services in this capacity, and the Chairman of the Audit Committee receives an additional fee of $4,000 per year for his services. Prior to February 15, 2006, the Company paid each Director at the rate of $16,500 annually and $1,375 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with a Board meeting. In addition, the Chairman of the Board received an additional fee of $6,600 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and Treasurer and Chief Compliance Officer for their respective services to the Company. For the fiscal year ended August 31, 2006, each of the following members of the Board of Directors and the President and Treasurer and Chief Compliance Officer received compensation from the Company in the following amounts:

Name of Director/Officer	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors or Officers
Independent Directors:
Julian A. Brodsky, Director	$38,500	N/A	N/A	$38,500
Nicholas A. Giordano, Director*	$0	N/A	N/A	$0
Francis J. McKay, Director	$37,125	N/A	N/A	$37,125
Arnold M. Reichman, Director and Chairman	$31,250	N/A	N/A	$31,250
Mark A. Sargent, Director*	$0	N/A	N/A	$0
Marvin E. Sternberg, Director	$39,125	N/A	N/A	$39,125
Robert A. Straniere, Director*	$1,731	N/A	N/A	$1,731

Interested Directors:
J. Richard Carnall, Director and former Chairman	$34,300	N/A	N/A	$34,300
Robert Sablowsky, Director	$29,500	N/A	N/A	$29,500

Officers:
Salvatore Faia, Esquire, CPA Chief Compliance Officer	$224,784	N/A	N/A	$224,784
Edward J. Roach, President and Treasurer	$43,000	$4,300	N/A	$47,300

*	Mr. Straniere was elected to the Board of Directors at a meeting held on May 25, 2006 and, therefore, the compensation reflected is for the period May 25, 2006 through August 31, 2006. Messrs. Giordano and Sargent were elected to the Board of Directors at a meeting held on September 6, 2006 and, therefore, received no compensation during the fiscal year ended August 31, 2006.

As of December 31, 2005, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently

Edward J. Roach), pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by the Company’s investment advisers, custodians, administrators and distributor, the Company itself requires only one part-time employee. No officer, Director or employee of the Adviser or the distributor currently receives any compensation from the Company.

Certain Interests of Independent Director

Mr. Brodsky serves as a member of the Board of Directors of Comcast Corporation (“Comcast”). Comcast has a $5 billion revolving credit facility with a lending syndicate of 27 banks, one of which is Merrill Lynch Bank USA (“ML Bank”), an affiliate of Merrill Lynch & Co., Inc. (“Merrill Lynch”), which owns a controlling interest in BlackRock, Inc., the parent company of BIMC. ML Bank’s obligation as part of the syndicate is limited to $100 million, or approximately 2.0% of the total amount of the credit facility. The credit facility is used for working capital, capital expenditures, commercial paper backup and other lawful corporate purposes. The highest amount outstanding on the ML Bank pro rata share of the credit facility during the period January 1, 2004 through December 31, 2005 (including any predecessor credit facility in effect during such period), based on month-end balances, was $21.8 million. There was no balance outstanding on the ML Bank pro rata share of the credit facility as of December 1, 2006. The interest rate on amounts drawn under the credit facility is based upon Comcast’s credit ratings. As of December 1, 2006, the interest rates are (i) for amounts undrawn, London Interbank Offered Rate (“LIBOR”) plus 8 basis points; (ii) for the first draw up to 50% drawn, LIBOR plus 35 basis points; and (iii) for amounts drawn greater than 50% drawn, LIBOR plus 45 basis points. During the period January 1, 2004 through December 31, 2005, Merrill Lynch participated as an underwriter in 1 (one) Comcast debt offering. Merrill Lynch did not serve as a joint book-running manager in that debt offering. Comcast has advised the Company that on average its institutional debt offerings include 23 firms in the underwriting syndicate and its retail debt offerings include 53 firms in the underwriting syndicate. For the underwriting services provided during this period, Merrill Lynch received fees from Comcast of approximately $300,000. Merrill Lynch also serves as the administrator to Comcast’s stock option plan and restricted stock plan and received an annual fee of no more than $800,000 for each of the two years in the period January 1, 2004 through December 31, 2005.

CODE OF ETHICS

The Company, the Adviser and PFPC Distributors, Inc. (“PFPC Distributors”) have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

PROXY VOTING

The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by each Fund to the Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Funds. The Adviser will consider factors affecting the value of the Funds’ investments and the rights of shareholders in its determination on voting portfolio securities.

The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Funds. The Adviser employs a third party service provider to assist in the voting of proxies. These procedures have been provided to the service provider, who analyzes the proxies and makes recommendations, based on the Adviser’s policy, as to how to vote such proxies. A copy of the Adviser’s Proxy Voting Policies is included with this SAI. Please see Appendix B to this SAI for further information.

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-888-261-4073 or by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 30, 2006, to the Company’s knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the classes of the Fund indicated below. See “Additional Information Concerning Company Shares” below. The Company does not know whether such persons also beneficially own such shares. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of November 30th, 2006 *(Percentage of shares owned rounded to the nearest whole percentage)
Robeco WPG Large Cap Growth Fund (Institutional)	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94101-0000	92,220.898	11%
Robeco WPG Tudor Fund (Institutional)	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94101-0000	171,308.141	6%
Robeco WPG Core Bond Fund (Institutional)	SEI PRIVATE TRUST CO C/O M&T BANK 1 FREEDOM VALLEY DR OAKS PA 19456	4,464,784.402	28%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of November 30th, 2006 *(Percentage of shares owned rounded to the nearest whole percentage)
Robeco WPG Core Bond Fund (Institutional)	PARBANC CO 514 MARKET ST PARKERSBURG WV 26101-5144	4,441,416.922	28%
Robeco WPG Core Bond Fund (Institutional)	CHARLES SCHWAB & CO INC REINVEST ACCOUNT 101 MONTGOMERY STREET SAN FRANCISCO CA 94101-0000	2,090,181.441	13%
Robeco WPG Core Bond Fund (Institutional)	HOTEL EMPLOYEES & RESTAURANT EMPLOYEES UNION LCL #54 PENSION PLN TAFT-HARTLEY TRUST - PENSION PLAN ATTN BILL KIRKWOOD 203-205 N SOVEREIGN AVENUE ATLANTIC CITY NJ 08401	1,390,152.518	9%
Robeco WPG Core Bond Fund (Institutional)	LOUIS BERKOWITZ FAMILY FOUNDATION 1 HUNTINGTON QUADRANGLE STE 2512 MELVILLE NY 11747	723,612.222	5%
Robeco WPG Core Bond Fund (Retirement)	ROBECO USA LLC ATTN STEVE GARZA 909 3RD AVE NEW YORK NY 10022-4731	1,942.515	100%
Robeco WPG Core Bond Fund (Investor)	ROBECO USA LLC ATTN STEVE GARZA 909 3RD AVE NEW YORK NY 10022-4731	1,942.033	100%
Robeco Boston Partners Large Cap Value Fund (Institutional)	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENE OF CUST ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	1,371,288.535	55%
Robeco Boston Partners Large Cap Value Fund (Institutional)	NEW ENGLAND HISTORIC GENEALOGICAL SOCIETY 101 NEWBURY ST BOSTON MA 02116-3062	216,665.887	9%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of November 30th, 2006 *(Percentage of shares owned rounded to the nearest whole percentage)
Robeco Boston Partners Large Cap Value Fund (Institutional)	CITY OF MANCHESTER NH CEMETERY TRUST 1000 ELM ST MANCHESTER NH 03101-1730	159,376.574	6%
Robeco Boston Partners Large Cap Value Fund (Institutional)	REINCO PO BOX 1930 HONOLULU, HI 96805	140,369.888	6%
Robeco Boston Partners Large Cap Value Fund (Institutional)	NORTHERN TRUST CO TTEE FBO RABBI TRUST FOR LADD FURNITURE INC EXECUTIVE RETIREMENT PLAN PO BOX 92956 CHICAGO IL 60675	137,991.360	5%
Robeco Boston Partners Large Cap Value Fund (Institutional)	CITY OF MANCHESTER-OLD SYSTEM KEVIN A CLOUGHERTY-FINANCE DIRECTOR CITY OF MANCHESTER FINANCE DEPT 908 ELM ST MANCHESTER NH 03101-2006	115,137.528	5%
Robeco Boston Partners Large Cap Value Fund (Investor)	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FL 200 LIBERTY ST 1 WORLD FINANCIAL CR NEW YORK NY 10281-1003	690,134.269	47%
Robeco Boston Partners Large Cap Value Fund (Investor)	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENE OF CUST ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	429,781.056	29%
Robeco Boston Partners Large Cap Value Fund (Investor)	ICMA-RC SERVICES LLC 777 NORTH CAPITOL ST NE WASHINGTON DC 20002	101,326.526	7%
Robeco Boston Partners Large Cap Value Fund (Investor)	SEI PRIVATE TRUST COMPANY FBO C/O FIRST HAWAII BANK FBO HAWAII IRON WORKERS 1 FREEDOM VALLEY DR OAKS PA 19456	69,178.415	5%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of November 30th, 2006 *(Percentage of shares owned rounded to the nearest whole percentage)
Robeco Boston Partners Mid Cap Value Fund (Institutional)	AMERIPRISE TRUST COMPANY FBO AMERIPRISE TRUST RETIREMENT SVCS ATTN PAT BROWN 50534 AXP FINANCIAL CTR MINNEAPOLIS MN 55474-0505	1,813,856.694	89%

Robeco Boston Partners Mid Cap Value Fund (Investor)	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENE OF CUST ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	155,388.260	38%

Robeco Boston Partners Mid Cap Value Fund (Investor)	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR 200 LIBERTY ST # CE NEW YORK NY 10281-1003	98,526.186	24%

Robeco Boston Partners Mid Cap Value Fund (Investor)	PRUDENTIAL INVESTMENT MGT SVCS FBO MUTUAL FUND CLIENTS ATTN: PRUCHOICE UNIT MAIL STOP 194-201 194 WOOD AVE S ISELIN, NJ 08830	27,810.546	7%

Robeco Boston Partners Small Cap Value Fund II (Institutional)	AMERIPRISE TRUST COMPANY FBO AMERIPRISE TRUST RETIREMENT SVCS ATTN PAT BROWN 50534 AXP FINANCIAL CTR MINNEAPOLIS MN 55474-0505	679,317.107	15%

Robeco Boston Partners Small Cap Value Fund II (Institutional)	LAUER & CO C/O GLENMEDE TRUST COMPANY ATTN MARIE KNUTTEL PO BOX 58997 PHILADELPHIA PA 19102-8997	461,418.764	10%

Robeco Boston Partners Small Cap Value Fund II (Institutional)	MERCER TRUST COMPANY TTEE FBO TECO ENERGY GRP RETIREMNT SERVICE PLAN ONE INVESTORS WAY ATTN DCPA TEAM NORWOOD MA 02062	353,598.191	8%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of November 30th, 2006 *(Percentage of shares owned rounded to the nearest whole percentage)
Robeco Boston Partners Small Cap Value Fund II (Institutional)	PLUMBERS AND STEAMFITTERS LOCAL NO 7 PENSION FUND ROBERT W VALENTY ADMINSTRATOR MARY ELLEN SMITH ASSISTANT ADM 308 WOLF RD LATHAM NY 12110-4802	334,346.946	7%

Robeco Boston Partners Small Cap Value Fund II (Institutional)	HOLLOWBEAM & CO FBO MAINE HEALTH ACCESS FOUNDATION 200 NEWPORT AVE 7TH FLOOR NORTH QUINCY MA 02171	252,108.014	5%

Robeco Boston Partners Small Cap Value Fund II (Institutional)	AUSTIN COLLEGE 900 N GRAND SUITE 6F SHERMAN TX 75090-4440	246,025.776	5%

Robeco Boston Partners Small Cap Value Fund II (Institutional)	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FL 200 LIBERTY ST 1 WORLD FINANCIAL CR NEW YORK NY 10281-1003	236,464.859	5%

Robeco Boston Partners Small Cap Value Fund II (Institutional)	INVESTORS BANK & TRUST AS TRST FBO EDWARD ANGELL PALMER AND DODGE RETIREMENT PLAN C/O INVESTORS BANK & TRUST 200 CLARENDON ST ATTN MML 37 BOSTON MA 02117	236,331.286	5%

Robeco Boston Partners Small Cap Value Fund II (Institutional)	STATE STREET BK & TRST CO CUST FBO GUSTAVUS ADOLPHUS COLLEGE C/O RICH DAVIS 801 PENNSYLVANIA AVE 5TH FLOOR TOWER 2 KANSAS CITY MO 64105	211,438.667	5%

Robeco Boston Partners Small Cap Value Fund II (Investor)	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENE OF CUST ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	3,473,109.975	37%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of November 30th, 2006 *(Percentage of shares owned rounded to the nearest whole percentage)
Robeco Boston Partners Small Cap Value Fund II (Investor)	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FL 200 LIBERTY ST 1 WORLD FINANCIAL CR NEW YORK NY 10281-1003	2,529,178.884	27%

Robeco Boston Partners Small Cap Value Fund II (Investor)	PFPC WRAP SERVICES FBO MORNINGSTAR MP CLIENTS 760 MOORE RD KING OF PRUSSIA PA 19406	948,404.235	10%

Robeco Boston Partners Small Cap Value Fund II (Investor)	VANGUARD FIDUCIARY TRUST CO FBO BOSTON PARTNERS FUND P O BOX 2600 K14 VALLEY FORGE PA 19482	556,499.340	6%

Robeco Boston Partners Long-Short Equity Fund (Institutional)	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENE OF CUST ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	1,762,069.309	36%

Robeco Boston Partners Long-Short Equity Fund (Institutional)	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR 200 LIBERTY ST # CE NEW YORK NY 10281-1003	926,271.609	19%

Robeco Boston Partners Long-Short Equity Fund (Institutional)	CENTRAL PACIFIC BANK CUST FBO HAWAII CARPENTERS FINANCIAL SECURITY FUND C/O CT TRUST SERVICES 80 WEST STREET SUITE 201 RUTLAND VT 05701	760,900.800	15%

Robeco Boston Partners Long-Short Equity Fund (Institutional)	NATIONAL INVESTOR SERVICES 55 WATER STREET, 32ND FLOOR NEW YORK NY 10041	257,569.606	5%

Robeco Boston Partners Long-Short Equity Fund (Investor)	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENE OF OUR CUSTOMERS 200 LIBERTY ST # CE NEW YORK NY 10281-1003	552,840.222	55%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of November 30th, 2006 *(Percentage of shares owned rounded to the nearest whole percentage)
Robeco Boston Partners Long-Short Equity Fund (Investor)	BEAR STEARNS SECURITIES CORP. 1 METROTECH CENTER NORTH BROOKLYN NY 11201-3859	76,071.177	8%

Robeco Boston Partners Long-Short Equity Fund (Investor)	NATIONAL INVESTOR SERVICES 55 WATER STREET, 32ND FLOOR NEW YORK NY 10041 NEW YORK NY 10041-0004	62,274.349	6%

Robeco Boston Partners All Cap Value Fund (Institutional)	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR 200 LIBERTY ST # CE NEW YORK NY 10281-1003	256,638.771	31%

Robeco Boston Partners All Cap Value Fund (Institutional)	HOME HEALTH FOUNDATION 360 MERRIMACK ST #9 LAWRENCE MA 01843	221,659.278	27%

Robeco Boston Partners All Cap Value Fund (Institutional)	BANK OF AMERICA TRST HUNTER DOUGLAS RETIREMENT PLAN ATTN SUSAN VETRO 210 MAIN ST HACKENSACK NJ 07601-7311	213,551.247	26%

Robeco Boston Partners All Cap Value Fund (Institutional)	PERSHING LLC P.O. BOX 2052 JERSEY CITY, NJ 07303-9998	37,515.084	5%

Robeco Boston Partners All Cap Value Fund (Investor)	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS RUSS LENNON 200 LIBERTY STREET NEW YORK, NY 10281	77,331.835	34%

Robeco Boston Partners All Cap Value Fund (Investor)	NATIONAL INVESTOR SERVICES 55 WATER STREET, 32ND FLOOR NEW YORK NY 10041	36,674.199	16%

Robeco Boston Partners All Cap Value Fund (Investor)	PERSHING LLC P.O. BOX 2052 JERSEY CITY, NJ 07303-9998	17,409.471	8%

Robeco Boston Partners All Cap Value Fund (Investor)	SUSAN L LIPTON 550 PARK AVE NEW YORK NY 10021-7369	14,654.125	6%

As of November 30, 2006, Directors and officers as a group owned 2.04% of the Robeco Boston Partners Mid Cap Value Fund – Investor Class, 1.12% of the Schneider Value Fund and less than 1% of the outstanding shares of each other portfolio or class within the Company.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisers

Effective January 1, 2007, Boston Partners Asset Management, L.L.C. (“Boston Partners”) and Weiss, Peck and Greer Investments (“WPG”), the former entities that provided investment advisory services to the Boston Partners Funds and WPG Funds, respectively, merged into and with Robeco USA, Inc., with Robeco USA, Inc. remaining as the surviving entity. All employees of Boston Partners and WPG are employees of the surviving entity as of that date. In addition, effective January 1, 2007, Robeco USA, Inc., which had been doing business under the name Robeco Investment Management, officially changed its name to Robeco Investment Management, Inc. (“Robeco”).

Robeco renders advisory services to the Boston Partners Funds and WPG Funds pursuant to investment advisory agreements dated December 29, 2003 and April 29, 2005, respectively (the “Advisory Agreements”). Robeco is wholly owned by Robeco US Holdings Inc., which is a subsidiary of Robeco International Holding B.V. Robeco International Holding B.V. is a subsidiary of Robeco Groep N.V., a Dutch investment management firm headquartered in Rotterdam, the Netherlands.

Founded in 1929, Robeco Groep N.V. is one of the world’s oldest asset management organizations and advisers to investment funds. As of September 30, 2006, Robeco Groep N.V. had approximately $174 billion (USD) in assets under management. Robeco Groep N.V. is 100% owned by Rabobank Nederland (“Rabobank”). Rabobank is a cooperative bank that is owned by a large number of local banks in the Netherlands.

Robeco Securities L.L.C. and Harbor Funds Distributors, Inc., registered broker dealers; Harbor Services Group, Inc., a shareholder servicing agent; and Harbor Capital Advisers, Inc., and Robeco Institutional Asset Management US, Inc., investment advisory firms, are subsidiaries of Robeco. In addition, by virtue of its common control under its parent company, Rabobank, Robeco is also affiliated with three broker dealers: Robeco Securities L.L.C., Harbor Funds Distributors, Inc. and Rabo Securities USA, Inc. Robeco does not execute trades through any of these affiliates.

Robeco has investment discretion for the Funds and will make all decisions affecting the assets of the Funds under the supervision of the Company’s Board of Directors and in accordance with each Fund’s stated policies. Boston Partners and WPG will select investments for the Funds.

For its services to the Boston Partners Funds, Robeco is entitled to receive a monthly advisory fee under the Advisory Agreements computed at an annual rate of 2.25% of the Long/Short Equity Fund’s average daily net assets, 0.60% of the Large Cap Value Fund’s average daily net assets, 0.80% of the Mid Cap Value Fund’s average daily net assets, 1.25% of the Small Cap Value Fund’s average daily net assets and 0.80% of the All-Cap Value Fund’s average daily net assets. Until December 31, 2007, Robeco has agreed to waive its fees to the extent necessary to maintain an annualized expense ratio for : 1) the Institutional Class of the Long/Short Equity Fund, the Large Cap Value Fund, the Mid Cap Value Fund, the Small Cap Value Fund and the All-Cap Value Fund of 2.50% (excluding short sale dividend expense), 0.75%, 1.00%, 1.55% and 0.95%, respectively and 2) the Investor Class of the Long/Short Equity Fund, the Large Cap Value Fund, the Mid Cap Value Fund, the Small Cap Value Fund and the All-Cap Value Fund of 2.75% (excluding short sale dividend expense), 1.00%, 1.25%, 1.80% and 1.20%, respectively.

For its services to the WPG Funds, Robeco is entitled to receive a monthly advisory fee under the Advisory Agreements computed at an annual rate of 0.45% of the Core Bond Fund’s average daily net assets, 0.75% of the Large Cap Growth Fund’s average daily net assets and as follows for the WPG Small Cap Value Fund:

•	0.90% of average daily net assets up to $300 million

•	0.80% of average daily net assets $300 million to $500 million

•	0.75% of average daily net assets in excess of $500 million

Until December 31, 2007, Robeco has agreed to waive its fees to the extent necessary to maintain an annualized expense ratio of: (1) 0.53% for the Retirement Class of the Core Bond Fund; 2) 0.68% for the Investor Class of the Core Bond Fund; and 3) 0.43%, 1.40% and 1.70% for the Institutional Class of the Core Bond Fund, the Large Cap Growth Fund, and the WPG Small Cap Value Fund, respectively. There can be no assurance that Robeco will continue such waivers after December 31, 2007.

For the fiscal years ended August 31, 2006, 2005, and 2004 the Funds paid Robeco (formerly Boston Partners) advisory fees and Robeco waived advisory fees as follows:

For the Fiscal Year Ended	Advisory Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
August 31, 2006

Small Cap Value	$4,918,301	$19,577	$0
Long/Short Equity	$2,379,355	$183,451	$0
Large Cap Value	$156,952	$178,624	$0
Mid Cap Value	$187,267	$177,431	$0
All-Cap Value	$0	$108,690	$115,685

August 31, 2005

Small Cap Value	$5,519,326	$33,847	$0
Long/Short Equity	$2,004,315	$166,629	$0
Large Cap Value	$172,780	$152,258	$0
Mid Cap Value	$257,919	$163,631	$0
All-Cap Value	$0	$83,834	$136,440

August 31, 2004

Small Cap Value	$5,923,228	$0	$0
Long/Short Equity	$1,495,216	$128,969	$0
Large Cap Value	$274,652	$113,946	$0
Mid Cap Value	$318,787	$150,220	$0
All-Cap Value	$0	$44,027	$92,214

WPG served as investment adviser to the Predecessor Funds. For services provided by Robeco (formerly WPG) to the WPG Funds for the fiscal year ended August 31, 2006 and the period January 1, 2005 to August 31, 2005 and to the Predecessor Funds for the years ended December 31, 2004 and 2003, the following advisory fees were paid:

Fund	Advisory Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
For the period August 31, 2006

WPG Core Bond Fund	$138,796	$585,264	$0
WPG Large Cap Growth Fund	$72,010	$77,630	$0
WPG Small Cap Value Fund	$455,491	$0	$0

Fiscal Year Ended January 1, 2005 to August 31, 2005

WPG Core Bond Fund	$142,139	$318,082	$0
WPG Large Cap Growth Fund	$11,300	$99,468	$0
WPG Small Cap Value Fund	$321,986	$0	$0

Fiscal Year Ended December 31, 2004

WPG Core Bond Fund	$261,393	$441,413	$0
WPG Large Cap Growth Fund	$292,685	$42,989	$0
WPG Small Cap Value Fund	$531,807	$0	$0

Fiscal Year Ended December 31, 2003

WPG Core Bond Fund	$239,421	$345,513	$0
WPG Large Cap Growth Fund	$352,230	$0	$0
WPG Small Cap Value Fund	$465,753	$0	$0

On July 20, 2005, Robeco USA, L.L.C. entered into an agreement with Harbor Capital Advisors, Inc., an affiliate of the Adviser (“Harbor”), pursuant to which Harbor will market all classes of shares of the Core Bond Fund to institutional investors that utilize one or more of the investment strategies offered by Robeco USA, L.L.C. For these services, Robeco, successor to Robeco USA, L.L.C., will pay Harbor 0.10% of the net assets in the investor accounts. This fee will be calculated by Robeco on a monthly basis with the fee for each month calculated using an average of the value of the assets in investor accounts on the first business day of the month and the last business day of the month. The fee will be paid by Robeco to Harbor quarterly in arrears.

Each class of the Funds bears its own expenses not specifically assumed by Robeco. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company’s Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by a portfolio include, but are not limited to the expenses listed in the Prospectuses and the following (or a portfolio’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by Robeco; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its Directors and officers; (g) organizational costs; (h) fees to the investment advisers and PFPC Inc. (“PFPC”); (i) fees and expenses of officers and Directors who are not affiliated with a portfolio’s investment adviser or PFPC Distributors; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the portfolios and their shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders’ meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors’ and officers’ liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by a portfolio’s investment adviser under its advisory agreement with the portfolio. Each class of the

Funds pays its own distribution fees, if applicable, and may pay a different share than other classes of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by such class or if it receives different services.

Under the Advisory Agreements, Robeco will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds or the Company in connection with the performance of the Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Robeco in the performance of its respective duties or from reckless disregard of its duties and obligations thereunder.

The Advisory Agreements for the Boston Partners Funds were most recently renewed on May 25, 2006 for a one-year term by a vote of the Company’s Board of Directors, including a majority of those Directors who are not parties to the Advisory Agreements or “interested persons” (as defined in the 1940 Act) of such parties. The Advisory Agreements were each approved by the shareholders of the Boston Partners Funds at a special meeting held on October 25, 2002. The Advisory Agreements are terminable by vote of the Company’s Board of Directors or by the holders of a majority of the outstanding voting securities of each of the Boston Partners Funds, at any time without penalty, on 90 days’ written notice to Robeco. The Advisory Agreements for the WPG Funds were most recently approved on May 25, 2006 for a one-year term by a vote of the Company’s Board of Directors, including a majority of those Directors who are not parties to the Advisory Agreements or “interested persons” (as defined in the 1940 Act) of such parties. The Advisory Agreements are terminable by vote of the Company’s Board of Directors or by the holders of a majority of the outstanding voting securities of each of the WPG Funds, at any time without penalty, on 60 days’ written notice to Robeco. The Advisory Agreements may also be terminated by Robeco on 60 days’ written notice to the Company. The Advisory Agreements terminate automatically in the event of assignment thereof.

Portfolio Managers

Description of Compensation. Portfolio managers’ compensation generally is comprised of a base salary and a discretionary bonus. The discretionary bonus is based upon the unique structure of each team and consideration may be given to one or more of the following criteria, depending on the team.

•	Individual Contribution: a subjective evaluation of the professional’s individual contribution to team investment results as well as the individual’s success at meeting goals and objectives established at the beginning of each year;

•	Product Investment Performance: the performance of the investment product(s) versus a pre-designed index;

•	Financial Measures: a percentage of certain financial measures;

•	Investment Group Financial Performance: the financial results and/or revenues of the Portfolio Manager’s investment group; and

•	Firm Financial Performance: the overall financial performance of the firm.

Compensation for portfolio managers who are also members of Robeco’s senior management team is typically derived from a base salary and a discretionary bonus. The bonus is largely tied to firm financial performance against established goals and aligned with the primary focus on investment performance results versus benchmarks.

Certain investment professionals receive a profit participation interest in Robeco. These interests represent 20% of the value of the future growth of the firm and vesting periods span three years. In addition, full time investment professionals are eligible for the Robeco special profit sharing contribution plan after one full year of service.

Other Accounts. The table below discloses accounts, other than the particular Fund or Funds managed by the Portfolio Manager for which each Portfolio Manager is primarily responsible for the day-to-day portfolio management, for the Predecessor Funds’ most recently completed fiscal year ended August 31, 2006.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total_Assets ($mm)	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based_on Performance ($mm)
Large Cap Value Fund

1. Mark E. Donovan	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	96	$4,537	0	0
2. David J. Pyle*	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	94	$4,510	0	0

Mid Cap Value Fund

1. Steven L. Pollack	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	9	$319	0	0
2. Joseph F. Feeney	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0

Small Cap Value Fund

1. David M. Dabora	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	37	$2,426	0	0
2. George Gumpert	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0

All-Cap Value Fund

1. Duilio Ramillo*	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	32	$3,259	0	0

Long/Short Equity Fund

1. Robert T. Jones	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	2	$37	2	$37
	Other Accounts:	10	$313	10	$313

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total_Assets ($mm)	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based_on Performance ($mm)
2. Mark E. Donovan	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	96	$4,537	0	0

Core Bond Fund

1. Daniel S. Vandivort	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	7	$1,114	0	0
	Other Accounts:	624	$9,201	0	0

2. Sid Bakst	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	2	$567	0	0
	Other Accounts:	56	$5,354	0	0

WPG Small Cap Value Fund

1. Richard A. Shuster*	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	4	$112	0	0
	Other Accounts:	11	$76	3	$145

2. Gregory N. Weiss*	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	4	$112	0	0
	Other Accounts:	11	$76	3	$145

Large Cap Growth Fund

1. Easton Ragsdale*	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	2	$16	0	0
	Other Accounts:	57	$2,417	0	0

2. Peter Albanese*	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	2	$16	0	0
	Other Accounts:	57	$2,417	0	0

*	The portfolio managers utilize a team based approach to other accounts managed. The portfolio managers are jointly and primarily responsible for the management of a portion of the total assets and number of accounts shown.

The managers of the WPG Small Cap Value Fund, Messrs. Shuster and Weiss, and the manager of the WPG Long/Short Equity Fund, Mr. Jones, also manage a hedge fund with a very similar investment strategy. The higher fee on the hedge fund could produce an incentive to allocate certain investments more heavily into the hedge fund. In order to address this issue, the Adviser has developed procedures to monitor the trading activity in the two accounts.

Securities Ownership. The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Fund or Funds managed by such Portfolio Manager as of August 31, 2006.

Portfolio Manager	Dollar ($) Value of Fund Shares Beneficially Owned
Large Cap Value Fund
Mark E. Donovan	$100,001 –500,000
David J. Pyle	$100,001 –500,000
Mid Cap Value Fund
Steven L. Pollack	$10,001 – 50,000
Joseph F. Feeney	$50,001 – 100,000
Small Cap Value Fund
David Dabora	$500,001 – 1,000,000
George Gumpert	None

All-Cap Value Fund

Duilio Ramillo	$500,001 – 1,000,000
Long/Short Equity Fund
Robert Jones	$500,001 –1,000,000
Mark E. Donovan	None
Core Bond Fund
Daniel S. Vandivort	$1 – 10,000
Sid Baskt	$1 – 10,000
WPG Small Cap Value Fund
Richard A. Shuster	$10,001 – 50,000
Gregory N. Weiss	$10,001 – 50,000
Large Cap Growth Fund
Easton Ragsdale	$50,001 – 100,000
Peter Albanese	$1 – 10,000

Custodian Agreements

PFPC Trust Company, 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153, is custodian of the Boston Partners Funds’ assets pursuant to a custodian agreement dated August 16, 1988, as amended. The Custodian for the WPG Funds is Mellon Bank N.A. (“Mellon”) (formerly Boston Safe Deposit and Trust Company), located at 135 Santilli Highway, Everett, Massachusetts 02149. Mellon holds the assets of the WPG Funds pursuant to a custodian agreement dated April 29, 2005 (together, the “Custodian Agreements”). Under the Custodian Agreements, PFPC Trust Company and Mellon each: (a) maintains a separate account or accounts in the name of each Fund; (b) holds and transfers portfolio securities on account of each Fund; (c) accepts receipts and makes disbursements of money on behalf of each Fund; (d) collects and receives all income and other payments and distributions on account of each Fund’s portfolio securities; and (e) makes periodic reports to the Company’s Board of Directors concerning the Funds’ operations. PFPC Trust Company and Mellon are authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that PFPC Trust Company and Mellon remain responsible for the performance of all of their duties under the Custodian Agreement and hold the Funds harmless from the acts and omissions of any sub-custodian. For its services to the Boston Partners Funds under the Custodian Agreement, PFPC Trust Company receives a fee of $0.10 per $1,000 on average daily gross assets of each Fund calculated daily and payable monthly, or a minimum monthly fee of $1,000, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund. For its services to the WPG Funds under the Custodian Agreement, Mellon receives a fee of at the annual rate of 0.01% of each Fund’s average daily net assets, plus transaction fees.

Transfer Agency Agreements

PFPC, 301 Bellevue Parkway, Wilmington, Delaware 19809, an affiliate of PFPC Distributors, serves as the transfer and dividend disbursing agent for the Funds pursuant to a transfer agency agreement dated November 5, 1991, as supplemented (the “Transfer Agency Agreement”), under which PFPC: (a) issues and redeems shares of each Fund; (b) addresses and mails all communications by the Funds to record owners of the shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company’s Board of Directors concerning the operations of the Funds. PFPC may, on 30 days’ notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Funds under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $10 per account in the Fund, with a minimum monthly fee of $3,000 per class payable monthly on a pro rata basis, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.

PFPC also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. The Company pays an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio of the Company. In addition, PFPC provides services relating to the implementation of the Funds’ Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification. The Funds will pay PFPC $2.25 per customer verification and $0.02 per month per record result maintained.

Administration and Accounting Agreement

PFPC serves as administrator to the Funds pursuant to administration and accounting services agreements dated October 16, 1996 with respect to the Large Cap Value Fund, May 30, 1997 with respect to the Mid Cap Value Fund, July 1, 1998 with respect to the Small Cap Value Fund II, November 13, 1998 with respect to the Long/Short Equity Fund and July 1, 2002 with respect to the All-Cap Value Fund, and dated April 29, 2005 with respect to the WPG Funds (the

“Administration Agreements”). PFPC has agreed to furnish to the Funds statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds. In addition, PFPC has agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the Funds. The Administration Agreements provide that PFPC shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. PFPC shall be responsible for failure to perform its duties under the Administration Agreement arising out of its willful misfeasance, bad faith, gross negligence or reckless disregard. For its services to the Boston Partners Funds and the WPG Funds, PFPC is entitled to receive a fee calculated at an annual rate of:

•	0.1125% of each Fund’s first $200 million of average daily net assets; and

•	0.0950% of each Fund’s average daily net assets in excess of $200 million.

The minimum monthly fee will be $5,833 for each of the Funds, exclusive of out-of-pocket expenses.

For the fiscal years ended August 31, 2006, 2005, and 2004, the Boston Partners Funds paid PFPC administration and accounting fees and related out-of-pocket expenses as follows:

Fund	Administration and Accounting Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
Fiscal Year Ended August 31, 2006

Small Cap Value	$422,447	$0	$0
Long/Short Equity	$144,821	$0	$0
Large Cap Value	$78,244	$0	$0
Mid Cap Value	$78,211	$0	$0
All-Cap Value	$79,141	$0	$0

Fiscal Year Ended August 31, 2005

Small Cap Value	$467,510	$0	$0
Long/Short Equity	$124,553	$0	$0
Large Cap Value	$76,536	$0	$0
Mid Cap Value	$77,147	$0	$0
All-Cap Value	$77,192	$0	$0

Fiscal Year Ended August 31, 2004

Small Cap Value	$495,037	$0	$0
Long/Short Equity	$93,633	$0	$0
Large Cap Value	$74,244	$0	$0
Mid Cap Value	$75,241	$0	$0
All-Cap Value	$45,549	$29,167	$0

For the years ended December 31, 2004 and 2003, the Predecessor Funds paid PFPC accounting fees and related out-of-pocket expenses as follows. For the fiscal year ended August 31, 2006 and the period January 1, 2005 through August 31, 2005, PFPC also provided administrative services to the WPG Funds.

Fund Name	Accounting and Administrative Fees	Waivers	Reimbursements
Fiscal Year Ended August 31, 2006

WPG Core Bond Fund	$206,105	N/A	N/A
WPG Large Cap Growth Fund	$73,696	N/A	N/A
WPG Small Cap Value Fund	$74,866	N/A	N/A

For the period January 1, 2005 to August 31, 2005

WPG Core Bond Fund	$129,768	$0	$0
WPG Large Cap Growth Fund	$56,756	$0	$0
WPG Small Cap Value Fund	$58,154	$0	$0

For the Year Ended December 31, 2004

WPG Core Bond Fund	$117,849	N/A	N/A

Fund Name	Accounting and Administrative Fees	Waivers	Reimbursements
WPG Large Cap Growth Fund	$43,315	N/A	N/A
WPG Small Cap Value Fund	$48,919	N/A	N/A

For the Year Ended December 31, 2003

WPG Core Bond Fund	$66,971	N/A	N/A
WPG Large Cap Growth Fund	$21,882	N/A	N/A
WPG Small Cap Value Fund	$27,475	N/A	N/A

The Administration Agreements provide that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or a Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.

On June 1, 2003, the Company entered into a regulatory administration services agreement with PFPC. Under this agreement, PFPC has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Funds’ registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s regulatory administration. PFPC receives an annual fee based on the average daily net assets of the portfolios of the Company.

For the fiscal years or periods ended August 31, 2006, 2005 and 2004 the Funds paid PFPC regulatory administration fees as follows:

Fund Name	Regulatory Administration Fees	Waivers	Reimbursements
For the Fiscal Year Ended August 31, 2006

Small Cap Value	$58,595	$0	$0
Long/Short Equity	$17,817	$0	$0
Large Cap Value	$7,199	$0	$0
Mid Cap Value	$8,246	$0	$0
All-Cap Value	$1,815	$0	$0
Core Bond	$24,022	$0	$0
Large Cap Growth	$2,442	$0	$0
Small Cap Value	$7,155	$0	$0

For the Fiscal Year or Period Ended August 31, 2005

Small Cap Value	$69,480	$0	$0
Long/Short Equity	$13,688	$0	$0
Large Cap Value	$6,395	$0	$0
Mid Cap Value	$7,885	$0	$0
All-Cap Value	$1,344	$0	$0
Core Bond(1)	$14,771
Large Cap Growth(1)	$8,399

Small Cap Value Fund (1)	$9,895

For the Fiscal Year Ended August 31, 2004

Small Cap Value	$76,572	$0	$0
Long/Short Equity	$9,389	$0	$0
Large Cap Value	$9,150	$0	$0
Mid Cap Value	$10,248	$0	$0
All-Cap Value	$620	$0	$0

(1)	For the period January 1, 2005 to August 31, 2005.

DISTRIBUTION ARRANGEMENTS

Distribution Agreement and Plans of Distribution

PFPC Distributors, whose principal business address is 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the distributor of the Funds pursuant to the terms of a distribution agreement, dated as of January 2, 2001, as supplemented (the “Distribution Agreement”). Pursuant to the Distribution Agreement and the related Plans of Distribution, as amended, for the Investor Class (together, the “Plans”), which were adopted by the Company in the manner prescribed by Rule 12b-1 under the 1940 Act, PFPC Distributors will use appropriate efforts to solicit orders for the sale of each Fund’s shares. Payments to PFPC Distributors under the Plans are to compensate it for distribution assistance and expenses assumed and activities intended to result in the sale of shares of the Investor Class. As compensation for its distribution services, PFPC Distributors receives, pursuant to the terms of the Distribution Agreement, a distribution fee under the Plans, to be calculated daily and paid monthly by the Investor Class of each of the Funds, at the annual rate set forth in the Investor Class Prospectus.

For the fiscal years or period ended August 31, 2006, 2005 and 2004 the Investor Class of each of the Funds paid PFPC Distributors fees as follows:

Fund	Distribution Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
Fiscal Year Ended August 31, 2006

Small Cap Value	$666,086	$0	$0
Long/Short Equity	$53,710	$0	$0
Large Cap Value	$46,060	$0	$0
Mid Cap Value	$12,356	$0	$0
All-Cap Value	$9,037	$0	$0
Core Bond	$1,844	$0	$0
Large Cap Growth	$4,588	$0	$0
WPG Small Cap Value	$10,309	$0	$0

Fiscal Year or Period Ended August 31, 2005

Small Cap Value	$762,236	$0	$0
Long/Short Equity	$47,442	$0	$0
Large Cap Value	$27,425	$0	$0
Mid Cap Value	$8,498	$0	$0
All-Cap Value	$4,154	$0	$0
Core Bond (1)	$1,134	$0	$0
Large Cap Growth (1)	$2,588	$0	$0
WPG Small Cap Value (1)	$7,716	$0	$0

Fiscal Year Ended August 31, 2004

Small Cap Value	$846,938	$0	$0
Long/Short Equity	$35,347	$0	$0
Large Cap Value	$17,518	$0	$0
Mid Cap Value	$9,294	$0	$0
All-Cap Value	$691	$0	$0

(1)	For the period January 1, 2005 to August 31, 2005.

For the fiscal years ended August 31, 2006, 2005 and 2004 the Funds paid fees to broker-dealers and PFPC Distributors retained fees as follows:

For the Fiscal Year Ended	Fees Paid to Broker Dealers	Fees Retained by the Distributor
August 31, 2006	$1,279,662	$0
August 31, 2005	$867,728	$0
August 31, 2004	$839,671	$0

Among other things, the Plans provide that: (1) PFPC Distributors shall be required to submit quarterly reports to the Directors of the Company regarding all amounts expended under the Plans and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plans will continue in effect only so long as they are approved at least annually, and any material amendment thereto is approved, by the Company’s Directors, including a majority of those Directors who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any agreements related to the Plans, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by each Fund on the distribution of the Fund’s shares of the Investor Class under the Plans shall not be materially increased without shareholder approval; and (4) while the Plans remain in effect, the selection and nomination of the Company’s Directors who are not “interested persons” of the Company (as defined in the 1940 Act) shall be committed to the discretion of such Directors who are not “interested persons” of the Company.

Mr. Sablowsky, a Director of the Company, had an indirect interest in the operation of the Plans by virtue of his position with Oppenheimer Co., Inc., formerly Fahnestock Co., Inc., a broker-dealer.

Shareholder Services Plan. The Shareholder Services Plan and related form of Shareholder Servicing Agreement (the “Plan”) provides that the Retirement Class of the Core Bond Fund may pay securities dealers, financial institutions and other industry professionals (“Service Organizations”), who agree to provide certain services to plans or plan participants holding Retirement Class Shares a service fee calculated at an annual rate of up to 0.10% of the average daily net asset value of the Fund’s Retirement Class Shares beneficially owned by such plan participants.

Services performed by Service Organizations may include: (i) aggregating and processing purchase and redemption requests for shares from shareholders and placing net purchase and redemption orders with the transfer agent; (ii) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorizing instructions; (iii) processing dividend payments from the Fund on behalf of shareholders; (iv) providing information periodically to shareholders showing their positions in the Fund’s shares; (v) arranging for bank wires; (vi) responding to shareholder inquiries relating to the Service Organization’s services; (vii) providing subaccounting with respect to the Fund’s shares beneficially owned by shareholders or the information to the Fund necessary for subaccounting; (viii) forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) responding to shareholder inquires relating to dividends and distributions; (x) responding to shareholder inquires relating to shareholder account statements; (xi) responding to shareholder inquires relating to communications from the Fund to shareholders; (xii) providing shareholders with information relating to developments affecting their shares; and (xiii) providing such other similar services as the Fund may reasonably request to the extent a Service Organization is permitted to do so under applicable statutes, rules or regulations.

Fees payable under the Plan are separate from and in addition to any Service Fee payable to Service Organizations by the Adviser, or any Fund payments described herein, for administration, subaccounting, transfer agency and/or other services, including without limitation the Shareholder Services Fees described in the Fund’s Retirement Class prospectus.

Administrative Services Agent

PFPC Distributors provides certain administrative services to the Institutional Class and Investor Class (as of January 1, 2002) of each Fund that are not provided by PFPC, pursuant to an Administrative Services Agreement, dated as of January 2, 2001, as supplemented, between the Company and PFPC Distributors. These services include furnishing data processing and clerical services, acting as liaison between the Funds and various service providers and coordinating the preparation of annual, semi-annual and quarterly reports. As compensation for such administrative services, PFPC Distributors is entitled to receive an annual fee of $62,500 from the Boston Partners Funds, which is allocated to the Funds in proportion to their net assets. PFPC Distributors is entitled to receive an annual fee of $5,000 per Fund from the WPG Funds.

For the fiscal years ended August 31, 2006, 2005 and 2004, PFPC Distributors received administrative services fees from the Funds below as follows:

For the Fiscal Year Ended	Administrative Services Fees (after waivers)	Waivers
August 31, 2006

Small Cap Value	$40,022	$0
Long/Short Equity	$11,535	$0
Large Cap Value	$5,126	$0
Mid Cap Value	$4,579	$0
All-Cap Value	$1,239	$0
Core Bond	$5,000	$0
Large Cap Growth	$5,000	$0
WPG Small Cap Value	$5,000	$0

August 31, 2005

Small Cap Value	$43,032	$0
Long/Short Equity	$9,355	$0
Large Cap Value	$4,197	$0
Mid Cap Value	$5,103	$0
All-Cap Value	$812	$0
Core Bond(1)	$1,667	$0
Large Cap Growth(1)	$1,666	$0
WPG Small Cap Value(1)	$1,667	$0

August 31, 2004

Small Cap Value	$44,732	$0
Long/Short Equity	$6,864	$0
Large Cap Value	$4,919	$0
Mid Cap Value	$5,571	$0
All-Cap Value	$414	$0

(1)	For the period January 1, 2005 to August 31, 2005.

FUND TRANSACTIONS

Subject to policies established by the Board of Directors and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Funds. In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Funds, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

No Fund has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Adviser may, consistent with the interests of the Funds and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to the Funds and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under its respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to a Fund and its other clients and that the total commissions paid by a Fund will be reasonable in relation to the benefits to a Fund over the long-term.

For the fiscal year or period ended August 31, 2006, the Funds paid the following commissions to brokers on account of research services:

Fund	2006
Small Cap Value	$29,245
Long/Short Equity	$72,740
Large Cap Value	$17,728
Mid Cap Value	$15,443
All-Cap Value	$1,624
Core Bond	N/A
Large Cap Growth	$6,022
WPG Small Cap Value	$30,152

The following chart shows the aggregate brokerage commissions paid by each Fund for the past three fiscal years ended August 31:

Fund	2006	2005	2004
Small Cap Value	$517,447	$1,355,384	$1,029,411
Long/Short Equity	$1,268,148	$1,010,166	$2,195,459
Large Cap Value	$70,385	$92,614	$71,860
Mid Cap Value	$123,285	$172,474	$159,762
All-Cap Value	$12,440	$21,106	$4,649

The following chart shows the aggregate brokerage commissions paid by each WPG Fund for the fiscal year ended August 31, 2006, the period January 1, 2005 to August 31, 2005 and for the past two years ended December 31:

Fund	2006	January 1, 2005 to August 31, 2005	2004	2003
WPG Core Bond Fund	$0	$0	$0	$0
WPG Large Cap Growth Fund	$20,918	$34,623	$132,158	$101,003
WPG Small Cap Value Fund	$438,832	$368,155	$666,782	$677,701

The commission variances in Long/Short Equity Fund, Large Cap Value Fund, Mid Cap Value Fund and All Cap Value Fund were attributable to either increased or decreased trading activity. The cents of commissions per share did not contribute significantly to any variance, except that for All Cap Value Fund the cents per share had some impact as All Cap Value Fund’s trades were co-mingled with other products after initial startup. All Cap Value Fund’s increase also was attributed to a full year’s trading period in fiscal year ended 2003 versus a two-month trading period in fiscal year ended 2002.

The Funds are required to identify any securities of the Company’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the end of the most recent fiscal year. As of August 31, 2006, the following Funds held the following securities:

Fund	Broker Dealer	Value
Small Cap Value Fund	None	None
Long/Short Equity Fund	Citigroup	$1,608,810
	Labranche & Co. Inc.	$(509,910)
Large Cap Value Fund	Citigroup (parent company of Salomon Smith Barney)	$2,365,493
	Goldman Sachs Group, Inc.	$590,438
	JPMorganChase & Co.	$1,753,344
Mid Cap Value Fund	A.G. Edwards, Inc.	$316,920
	E*TRADE Financial Corp.	$226,464
All-Cap Value Fund	Citigroup, Inc.	$129,297
	E*TRADE Financial Corp	$62,986
WPG Large Cap Growth Fund	Goldman Sachs Group, Inc.	$349,327
	JPMorganChase & Co.	$305,922
WPG Core Bond Fund	Citibank	$16,758,981
	Countrywide Home Loan	$123,599
	JPMorganChase	$7,670,411
	First Union – Lehman Bros – Bank of America	$6,207,948
	Merrill Lynch	$3,261,338
	Credit Suisse First Boston	$789,351
	Goldman Sachs	$229,684
WPG Small Cap Value Fund	None	None

Investment decisions for each Fund and for other investment accounts managed by the Adviser are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund.

PURCHASE AND REDEMPTION INFORMATION

You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing that Fund’s NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. A shareholder will also bear any market risk or tax consequences as a result of a payment in securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that each Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectuses from time to time; (2) if such redemption is, in the opinion of the Company’s Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a “personal holding company” within the meaning of the Code; (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

Automatic Investment Plan

The Automatic Investment Plan enables investors to make regular (monthly or quarterly) investments (Boston Partners Funds $5,000 minimum/ WPG Funds $50 minimum) of in Institutional Class shares or Retirement Class shares of any Fund through an automatic withdrawal from your designated bank account by simply completing the Automatic Investment Plan application. Please call the Transfer Agent at (888) 261-4073 to enroll. By completing the enrollment form, you authorize the Funds’ Custodians to periodically draw money from your designated account, and to invest such amounts in account(s) with the fund(s) specified. The transaction will be automatically processed to your mutual fund account on or about the first business day of the month or quarter you designate.

If you elect the Automatic Investment Plan, please be aware that: (1) the privilege may be revoked without prior notice if any check is not paid upon presentation; (2) the Funds’ Custodians are under no obligation to notify you as to the non-payment of any check, and (3) this service may be modified or discontinued by the Funds’ Custodians upon thirty (30) days’ written notice to you prior to any payment date, or may be discontinued by you by written notice to the Transfer Agent at least ten (10) days before the next payment date.

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than PFPC Distributors), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

VALUATION OF SHARES

Subject to the approval of the Company’s Board of Directors, the Funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on a Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Funds’ Valuation Committee under the direction of the Company’s Board of Directors.

TAXES

General

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning.

Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectuses and this Additional Statement are based on the Internal Revenue Code (the “Code”) and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1 of the Code. As such, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from an interest in a qualified publicly traded partnership.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

State and Local Taxes

Although each Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 30 billion shares of common stock at a par value of $0.001 per share. Currently, 26.773 billion shares have been classified into 106 classes as shown in the table below, however, the Company only has 27 active share classes that have begun investment operations. Under the Company’s charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

Class of Common Stock	Number of Authorized Shares (millions)	Class of Common Stock	Number of Authorized Shares (millions)
A (Growth & Income)	100	BBB	100
B	100	CCC	100
C (Balanced)	100	DDD (Robeco Boston Partners Institutional Small Cap Value Fund II)	100
D (Tax-Free)	100	EEE (Robeco Boston Partners Investors Small Cap Value Fund II)	100
E (Money)	500	FFF	100
F (Municipal Money)	500	GGG	100
G (Money)	500	HHH	100
H (Municipal Money)	500	III (Robeco Boston Partners Long/Short Equity-Institutional Class)	100
I (Sansom Money)	1,500	JJJ (Robeco Boston Partners Long/Short Equity-Investor Class)	100
J (Sansom Municipal Money)	500	KKK (Robeco Boston Partners Funds)	100
K (Sansom Government Money)	500	LLL (Robeco Boston Partners Funds)	100
L (Bedford Money)	1,500	MMM (n/i numeric Small Cap Value)	100
M (Bedford Municipal Money)	500	NNN (Bogle Investment Management Small Cap Growth – Institutional Class)	100
N (Bedford Government Money)	500	OOO (Bogle Investment Management Small Cap Growth – Investor Class)	100
O (Bedford N.Y. Money)	500	PPP (Schneider Value Fund)	100
P (RBB Government)	100	QQQ (Institutional Liquidity Fund for Credit Unions)	2,500
Q	100	RRR (Liquidity Fund for Credit Unions)	2,500
R (Municipal Money)	500	SSS (Robeco WPG Core Bond Fund – Retirement Class)	100
S (Government Money)	500	TTT (Robeco WPG Core Bond Fund – Institutional Class)	50
T	500	UUU (Robeco WPG Small Cap Value Fund – Institutional Fund)	50
U	500	VVV (Robeco WPG Large Cap Growth Fund – Institutional Class)	50
V	500	WWW (Senbanc Fund)	50
W	100	XXX (Robeco WPG Core Bond Fund – Investor Class)	100
X	50	YYY (Bear Stearns CUFS MLP Mortgage Portfolio)	100

Class of Common Stock	Number of Authorized Shares (millions)	Class of Common Stock	Number of Authorized Shares (millions)
		ZZZ (Marvin & Palmer Large Cap Growth Fund)	100
		AAAA (Bear Stearns Enhanced Yield Fund)	100
Y	50	Select (Money)	700
Z	50	Beta 2 (Municipal Money)	1
AA	50	Beta 3 (Government Money)	1
BB	50	Beta 4 (N.Y. Money)	1
CC	50	Principal Class (Money)	700
DD	100	Gamma 2 (Municipal Money)	1
EE	100	Gamma 3 (Government Money)	1
FF (n/i numeric Emerging Growth)	50	Gamma 4 (N.Y. Money)	1
GG (n/i numeric Growth)	50	Bear Stearns Money	2,500
HH (n/i numeric Mid Cap)	50	Bear Stearns Municipal Money	1,500
II (Baker 500 Growth Fund)	100	Bear Stearns Government Money	1,000
JJ (Baker 500 Growth Fund)	100	Delta 4 (N.Y. Money)	1
KK	100	Epsilon 1 (Money)	1
LL	100	Epsilon 2 (Municipal Money)	1
MM	100	Epsilon 3 (Government Money)	1
NN	100	Epsilon 4 (N.Y. Money)	1
OO	100	Zeta 1 (Money)	1
PP	100	Zeta 2 (Municipal Money)	1
QQ (Robeco Boston Partners Institutional Large Cap)	100	Zeta 3 (Government Money)	1
RR (Robeco Boston Partners Investors Large Cap)	100	Zeta 4 (N.Y. Money)	1
SS (Robeco Boston Partners Adviser Large Cap)	100	Eta 1 (Money)	1
TT (Robeco Boston Partners Investors Mid Cap)	100	Eta 2 (Municipal Money)	1
UU (Robeco Boston Partners Institutional Mid Cap)	100	Eta 3 (Government Money)	1
VV (Robeco Boston Partners Institutional All Cap Value)	100	Eta 4 (N.Y. Money)	1
WW (Robeco Boston Partners Investors All Cap Value)	100	Theta 1 (Money)	1
YY (Schneider Capital Small Cap Value)	100	Theta 2 (Municipal Money)	1
ZZ	100	Theta 3 (Government Money)	1
AAA	100	Theta 4 (N.Y. Money)	1

The classes of common stock have been grouped into separate “families.” There are eight families that currently have operating portfolios, including: the Sansom Street Family, the Bedford Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Robeco Investment Funds Family, the Bogle Investment Management Family, the Hilliard Lyons Family and the Bear Stearns Family. The Bedford Family and the Sansom Street Family represent interests in the Money Market Portfolio; the n/i numeric investors family of funds represents interests in four non-money market portfolios; the Robeco Investment Funds Family represents interests in eight non-money market portfolios; the Bogle Investment Management Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in two non-money market portfolios; the

Hilliard Lyons Family represents interests in one non-money market portfolio; and the Bear Stearns Family represents interests in one non-money market portfolio.

Each share that represents an interest in a Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

Shareholder Approvals. As used in this SAI and in the Prospectuses, “shareholder approval” and a “majority of the outstanding shares” of the Funds means, with respect to the approval of the advisory agreement. Distribution Plan or a change in the Fund’s investment objective or a fundamental investment limitation, the lesser of (1) 67% of the shares of the Funds represented at a meeting at which the holders of more than 50% of the outstanding shares of the Funds are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Funds.

MISCELLANEOUS

Counsel

The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Disinterested Directors.

Independent Registered Public Accounting Firms

Ernst & Young LLP, Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Funds’ independent registered public accounting firm, and in that capacity will audit the Funds financial statements beginning with the fiscal year ending August 31, 2007.

PricewaterhouseCoopers LLP (“PwC”), Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, served as the Funds’ former independent registered public accounting firm, and in that capacity audited the Funds’ annual financial statements for the fiscal year ended August 31, 2006.

KPMG LLP (“KPMG”), 345 Park Ave., New York, New York 10154, served as the Predecessor Funds’ independent registered public accounting firm, and in that capacity audited each Predecessor Fund’s annual financial statements.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Funds’ Annual Report to shareholders for the fiscal year ended August 31, 2006 (the “Annual Report”) are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report for the fiscal year or period ended August 31, 2006 have been audited by the Funds’ former independent registered public accounting firm, PwC, except for information relating to the Predecessor Funds, whose report thereon also appears in the Annual Report and is incorporated herein by reference. The information relating to the Predecessor Funds for the fiscal years ended December 31, 2004, 2003, 2002 and 2001 were audited by KPMG, the Predecessor Funds’ independent registered public accounting firm, whose report on the financial statements included in the Predecessor Funds’ Annual Report to Shareholders for the fiscal year ended December 31, 2004 is also incorporated by reference into this SAI. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning PFPC at the telephone number appearing on the front page of this SAI.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – The obligor’s capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories.

“A-3” – Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – An obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. Ratings of “B1”, “B-2” and “B-3” may be assigned to indicate finer distinction within the “B” category.

“C” – Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – Obligations are in payment default. This rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

“B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

“NR” – This designation indicates that Fitch does not publicly rate the associated issuer or issue.

“WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an “R-2 (middle)” credit. However, “R-2 (low)” ratings still display a level of credit strength that allows for a higher rating than the “R-3” category, with this distinction often reflecting the issuer’s liquidity profile.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

“R-4” – Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

“R-5” – Short-tern debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” – Securities considered to be highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” – Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

“RD” – Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” indicates that Fitch does not publicly rate the associated issue or issuer.

The following summarizes the ratings used by DBRS for long-term debt:

“AAA” - Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a “AAA” rating.

“AA” – Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

“A” – Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

“BB” – Long-term debt rated “BB” is defined to be speculative and non -investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

“B” – Long-term debt rated “B” is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

“CCC”, CC” and “C” –Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

(“high”, “low”) – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

Appendix B

ROBECO INVESTMENT MANAGEMENT

Proxy Voting Policies

March 2006

Robeco Investment Management

Proxy Voting Policies

as of March 2006

I. The Board of Directors

A. Voting on Director Nominees in Uncontested Elections

Votes on director nominees are made on a case-by-case basis, examining the following factors:

•	long-term corporate performance record relative to a market index;

•	composition of board and key board committees;

•	corporate governance provisions and takeover activity;

•	nominee’s attendance at meetings;

•	nominee’s investment in the company;

•	whether a retired CEO sits on the board;

•	whether the chairman is also serving as CEO;

•	whether the nominee is an inside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; AND

•	on all director nominees at companies that fail to meet a predetermined performance test for issuers within the Russell 3000 index.

In the following situations, votes on director nominees will be withheld:

•	nominee attends less than 75% of the board and committee meetings without a valid excuse;

•	nominee implements or renews a dead-hand or modified dead-hand poison pill;

•	nominee ignores a shareholder proposal that is approved by a majority of shares outstanding;

•	nominee ignores a shareholder proposal that is approved by a majority of the votes cast (1 yr. Look-back)

•	nominee has failed to act on takeover offers where the majority of the shareholders have tendered their shares;

•	nominee is an inside director or affiliated outsider and sits on the audit, compensation, or nominating committees;

•	nominee is an inside director or affiliated outsider and the majority of the board is not independent;

•	nominee is an audit committee member when a company’s non-audit fees are greater than 50% of all fees paid; and

•	nominee has enacted egregious corporate governance policies or failed to replace management as appropriate;

•	nominee is CEO of a publicly traded company who serves on more than three public boards including his/her own board;

•	nominee (except new nominees) if the company has adopted or renewed a poison pill without shareholder approval, does not put the pill to a vote and does not have a requirement to put the pill to shareholder vote within 12 months (applies only to companies that adopt a pill after Dec. 7, 2004);

•	from the entire board (except new nominees) where the director(s) receive more than 50% WITHHOLD votes of those cast and the issue underlying the WITHHOLD vote has not been addressed.

•	compensation committee members if there is a poor linkage between performance (1/3 yrs TSR) and compensation practices based on peer group comparisons.

•	at any company that has adopted a pill beginning January 2005 without shareholder approval, has not yet received a “withhold” vote for poison-pill-related items, and has not committed to putting its pill to a vote within 12 months of the adoption of the pill either as part of its governance policies or as a specific public commitment.

•	compensation committee members if they fail to submit one-time transferable stock options to shareholders for approval.

•	audit committee members under certain circumstances when a material weakness rises to a level of serious concern, there are chronic internal control issues, and there is an absence of established effective control mechanisms.

•	compensation committee members if the company has poor compensation practices. Poor compensation practices include, but are not limited to:

•	egregious employment contracts including excessive severance provisions

•	excessive perks that dominate compensation

•	huge bonus payouts without justifiable performance

•	performance metrics that are changed during the performance period

•	egregious SERP payouts

•	new CEO with overly generous new hire package

•	internal pay disparity

B. Majority Voting for Director Elections (U.S. and Canada)

Shareholder proposals calling for majority voting thresholds for director elections:

We generally vote for these proposals unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

C. Chairman and CEO are the Same Person

We vote for shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

D. Majority of Independent Directors

We vote for shareholder proposals that request that the board be composed of a two-thirds majority of independent directors.

We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

E. Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

We vote for management and shareholder proposals requiring directors be partially or fully paid in stock.

F. Term of Office

We vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

G. Age Limits

We vote against shareholder proposals to impose a mandatory retirement age for outside directors.

H. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.

We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

I. Charitable Contributions

We vote against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

J. Director Elections – Non-U.S. Companies

Canada:

In the following situations, votes will be withheld:

•	from affiliated outsiders and insiders when the board is not majority independent or is lacking compensation or nominating committees or where the entire board serves on any of these key committees. (applies to S&P/TSX Composite Index Companies)

•	from any director on the audit or compensation committee who served as the company’s CEO or who, within the past five years, served as the company’s CFO. (This policy only applies to Toronto Stock Exchange (TSX) companies).

•	from any insider on the compensation committee only if the committee is not majority independent. If the entire board fulfills the duties of the compensation committee, WITHHOLD votes from the entire board if it is not majority independent.

•	from audit committee members if audit fees are not disclosed in publicly filed documents or obtainable within a reasonable period of time prior to the shareholder’s meeting.

Europe:

•	Directors’ term of office

For the markets of Belgium, Denmark, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Sweden, and Switzerland, we vote against the election or reelection of any director when their term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided.

•	Executives on audit and remuneration committees

For the markets of Finland, France, Ireland, the Netherlands, and Sweden, we vote against the election or reelection of any executive (as defined by ISS’ director categorization guidelines), including the CEO, who serve on the audit and/or remuneration committees. We vote against if the disclosure is too poor to determine whether an executive serves or will serve on a committee.

•	Bundling of proposal to elect directors

For the markets of France and Germany, we vote against the election or reelection of any director if the company proposes a single slate of directors.

•	Majority-independent board (i.e., greater than 50%)

For the markets of France, Switzerland, and the Netherlands, we vote against the election or reelection of any non-independent director (excluding the CEO) if the proposed board is not at least 50 % independent (as defined by ISS’ director categorization guidelines). For the markets of Finland, Sweden, Belgium, Ireland, and Luxembourg, we vote against non-independent directors if there is not majority independence, but only for those companies that are part of the MSCI EAFE index.

Carve Outs: For the larger German companies where 50 % of the board must consist of labor representatives by law, we require one-third of the total board be independent.

•	Disclosure of names of nominees

For all European companies that are part of the MSCI EAFE index (Austria, Belgium, Switzerland, Germany, Denmark, Spain, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Greece, and Sweden), we vote against the election or reelection of any directors when the names of the nominees are not available at the time the analysis is written.

Ireland:

We vote against the appointment of the chairman/CEO if the two positions are combined.

Netherlands:

We vote against nominees when their term is not disclosed or exceeds four years and an adequate explanation for noncompliance has not been provided.

Australia:

We vote against affiliated outsiders and insiders on remuneration and/or audit committees that are not majority independent.

Hong Kong:

We vote against

•	reelection of insiders who are members of audit committee

•	directors designated by the company as its “independent directors” if they do not meet ISS standards for independence

•	election of directors as a bundled item and/or if company does not disclose the names of nominees

Malaysia:

We vote against insiders on the audit or remuneration committees.

South Korea:

We vote against any nominee who is a non-independent director serving on the audit committee.

South Korea and South Africa:

We vote against board member nominees who have attended less than 75 % of board meetings without a valid reason for the absences.

Tax Havens:

•	For US companies we apply the US guidelines.

•	For foreign private issuers, we vote against affiliated outsiders on the audit committee.

•	Truly foreign companies that do not have a U.S. listing will be evaluated under the corporate governance standards of their home market.

•	For uniquely structured shipping companies we vote against executive nominees when the company has not established a compensation committee when a) the company does not pay any compensation to its executive officers; b) any compensation is paid by a third party under a contract with the company.

•	We vote against affiliated outsider directors on the audit, compensation, and nominating committees.

•	We vote against inside directors and affiliated outside directors for foreign private issuers that trade exclusively in the United States but fail to establish a majority independent board.

K. Director and Auditor Indemnification (Italy)

Proposals seeking indemnification and liability protection for directors and auditors:

Votes are made on a case-by-case basis to indemnify directors and officers, and we vote against proposals to indemnify external auditors.

We vote for the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

II. Proxy Contests

A. Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

•	long-term financial performance of the target company relative to its industry;

•	management’s track record;

•	background to the proxy contest;

•	qualifications of director nominees (both slates);

•	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•	stock ownership positions.

B. Reimburse Proxy Solicitation Expenses

We vote against proposals to provide full reimbursement for dissidents waging a proxy contest.

III. Auditors

Ratifying Auditors

Proposals to ratify auditors are made on a case-by-case basis.

We vote against the ratification of auditors when the company’s non-audit fees (ex. consulting) are greater than 25% of total fees paid to the auditor (ex: ratio of audit fees to non-audit fees is less than 3 to 1).

We withhold votes from audit committee members when the company’s non-audit fees (ex. consulting) are greater than 50% of total fees paid to the auditor.

We withhold votes from audit committee members when auditor ratification is not included on the proxy ballot.

Audit Fees = statutory audit fees + audit related fees + permissible tax services (this excludes tax strategy)

Non-Audit Fees = other fees (ex. consulting)

IV. Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

B. Shareholder Ability to Remove Directors

We vote against proposals that provide that directors may be removed only for cause.

We vote for proposals to restore shareholder ability to remove directors with or without cause.

We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We vote for proposals that permit shareholders to elect directors to fill board vacancies.

C. Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We generally vote for proposals to restore or permit cumulative voting unless there are compelling reasons to recommend against the proposal, such as the presence of a majority threshold voting standard, a proxy access provision in the company’s bylaws, or a counterbalancing governance structure.

D. Shareholder Ability to Call Special Meetings

We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E. Shareholder Ability to Act by Written Consent

We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We vote for proposals to allow or make easier shareholder action by written consent.

F. Shareholder Ability to Alter the Size of the Board

We vote for proposals that seek to fix the size of the board.

We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

We vote against proposals seeking to amend the company’s board size to fewer than five seats or more than fifteen seats.

V. Tender Offer Defenses

A. Poison Pills

We generally vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification unless:

•	A shareholder-approved poison pill is in place.

•	The company has adopted a policy specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan, or

•	The board determines that it is in the best interest of shareholders to adopt a pill without the delay of seeking shareholder approval, in which the pill will be put to a vote within 12 months of adoption or it will expire.

We vote for shareholder proposals to redeem a company’s poison pill.

We vote against management proposals to ratify a poison pill.

Poison Pills (Japan):

We vote on a case-by-case basis and will only support resolutions if:

•	The decision to trigger the pill is made after an evaluation of the takeover offer by a committee whose members are all independent of management.

•	The pill will not be triggered unless the potential acquirer has purchased a stake of at least 20% of issued share capital.

•	The effective duration of the poison pill is for a maximum of three years.

•	The board includes at least 20% (but no fewer than two) independent directors, and the directors are subject to annual election by shareholders.

•	The company has disclosed under what circumstances it expects to make use of the authorization to issue warrants and has disclosed what steps it is taking to address the vulnerability to a takeover by enhancing shareholder value.

•	There are no other protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

B. Fair Price Provisions

We vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. Greenmail

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

We review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D. Pale Greenmail

We review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

E. Unequal Voting Rights

We vote against dual class exchange offers.

We vote against dual class recapitalizations.

F. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G. Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H. White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

I. Protective Preference Shares

We evaluate these proposals on a case-by-case basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of ISS’ categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

VI. Miscellaneous Governance Provisions

A. Confidential Voting

We vote for shareholder proposals that request corporations to adopt confidential voting, to use independent tabulators, and to use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We vote for management proposals to adopt confidential voting.

B. Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C. Bundled Proposals

We review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

D. Shareholder Advisory Committees

We vote against proposals to establish a shareholder advisory committee.

E. Related Party Transaction Auditor Reports (France)

We will evaluate on a case-by-case basis considering 1) adequate disclosure, 2) sufficient justification on apparently unrelated transactions, 3) fairness option (if applicable), 4) any other relevant information.

F. Adjourn Meeting Requests to Solicit Additional Proxies to Approve Merger Agreement

We will vote for this when 1) we support the underlying merger proposal 2) the company provides a compelling reason and 3) the authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction that we support.

G. Related-Party Transactions (France)

Management proposals to approve the special auditor’s report regarding regulated agreements:

We evaluate these proposals on a case-by-case basis taking into consideration the individuals concerned in the agreement, detailed content of the agreement, and convened remuneration.

•	We vote against if the report is not available 21 days prior to the meeting date, or if the report contains an agreement between a non-executive director and the company for the provision of consulting services.

•	We vote for if the report is not available 21 days prior to the meeting date, but the resolution states that there are none.

VII. Capital Structure

A. Common Stock Authorization

We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

We vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

We vote against proposals which request increases in the number of authorized shares over a level 50 % above currently authorized shares, after taking into account any stock split or financing activity, without specific reasons.

B. Capital Issuance Requests

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

We vote for general issuance requests with preemptive rights for up to 50% of a company’s outstanding capital.

We vote for general issuance requests without preemptive rights for up to 10% of a company’s outstanding capital.

We vote against global company issuances without preemptive rights over 10% of a company’s outstanding capital.

Specific issuance requests will be judged on their individual merits.

Protective Preference Shares (Netherlands):

Management proposals to approve protective preference shares to company-friendly foundations

We will evaluate these proposals on a CASE-BY-CASE basis and will only support resolutions if:

1)	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of ISS’ categorization rules and the Dutch Corporate Governance Code.

2)	No call/put option agreement exists between the company and the foundation.

3)	There is a qualifying offer clause or there are annual management and supervisory board elections.

4)	The issuance authority is for a maximum of 18 months.

5)	The board of the company-friendly foundation is independent.

6)	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

7)	There are no priority shares or other egregious protective or entrenchment tools.

8)	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

9)	Art 2:359c Civil Code of the legislative proposal has been implemented.

C. Stock Distributions: Splits and Dividends

We vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance in terms of shareholder returns.

D. Reverse Stock Splits

We vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

We vote case-by-case on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

E. Preferred Stock

We vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

We vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

We vote for proposals to authorize preferred stock in cases where the company specifies that the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

We review on a case-by-case basis proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

F. Adjustments to Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

G. Preemptive Rights

We vote for proposals to create preemptive rights.

We vote against proposals to eliminate preemptive rights.

H. Debt Restructurings

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

•	Dilution: How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in Control: Will the transaction result in a change in control of the company?

•	Bankruptcy: Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I. Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

J. Share Repurchase Programs to Fund Stock Option Plans

Spain:

We vote against proposals to repurchase shares in connection with stock option plans when no information associated with the plan is available prior to the general meeting. However, we will maintain our stance on routine repurchases if it is disclosed that there is no connection.

Portugal:

We will consider this item on a case-by-case basis and will take into consideration whether information associated with the plan is available prior to the general meeting, and if there is any improvement in disclosure around option plans.

K. Additional Share Repurchase Programs

Denmark:

Repurchase of shares in lieu of dividends – We will consider this item on a case-by-case basis considering tax benefits and cost savings.

Germany and Italy:

Repurchase shares using put and call options – We will vote for provided the company details 1) authorization is limited to 18 months, 2) the number of shares that would be purchased with call options and/or sold with put options is limited to a max of 5% of TSO, 3) an experienced financial institution is responsible for the trading, 4) the company has a clean track record regarding repurchases.

L. Remuneration Report (Netherlands)

Management is required to put its remuneration policy up for a binding shareholder vote. We will evaluate this item using principles of the Dutch Corporate Governance Code.

M. Tracking Stock

We vote on the creation of tracking stock on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

•	adverse governance charges

•	excessive increases in authorized capital stock

•	unfair method of distribution

•	diminution of voting rights

•	adverse conversion features

•	negative impact on stock option plans

•	other alternatives such as spinoff

N. “Going Dark” Transactions:

We vote these proposals on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to:

•	Whether the company has attained benefits from being publicly traded.

•	Cash-out value

•	Balanced interests of continuing vs. cashed-out shareholders

•	Market reaction to public announcement of transaction

VIII. Executive and Director Compensation

Votes with respect to compensation plans are determined on a case-by-case basis.

We vote against plans that contain:

•	Voting power dilution greater than 10%

•	Plans that provide too much discretion to directors

•	Plans that reflect exercise price of less than 100% of market value. (Note: For broad-based employee plans, we will accept 15% discount)

•	Plans that allow the repricing of underwater stock options without shareholder approval

•	Plans that lack option expensing

A. Management Proposals Seeking Approval to Reprice Options

We vote on management proposals seeking approval to reprice options on a case-by-case basis.

B. Director Compensation

We vote on stock-based plans for directors on a case-by-case basis.

C. Employee Stock Purchase Plans

We vote on Qualified employee stock purchase plans on a case-by-case basis.

We vote on Non-Qualified employee stock purchase plans on a case-by-case basis but will approve plans considering the following criteria:

•	Broad-based participation (all employees excluding individuals with 5% or more of beneficial ownership)

•	Limits on employee contribution, either fixed dollar or percentage of salary

•	Company matching contribution up to 25%

•	No discount on the stock price on the date of purchase since there is a company matching contribution

Canada:

We vote on employee stock purchase plans on a case-by-case basis and will approve plans considering the following criteria:

•	Broad-based participation (all employees excluding individuals with 5% or more of beneficial ownership)

•	No discount on the stock price on the date of purchase since there is a company matching contribution

D. OBRA-Related Compensation Proposals:

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

We vote for plans that support full disclosure and linking compensation to performance goals that impact the long-term performance of the firm (e.g. compliance with environmental/EPA regulations, labor supplier standards or EEOC laws).

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We evaluate votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) on a case-by-case basis.

Approval of Cash or Cash-and-Stock Bonus Plans

We vote on cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA on a case-by-case basis.

We generally vote against plans with excessive awards ($2 million cap).

E. Shareholder Proposals to Limit Executive and Director Pay

We generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

We vote against all other shareholder proposals that seek to limit executive and director pay.

F. Golden and Tin Parachutes

We vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification.

We vote against golden parachutes.

G. Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than 5% of outstanding shares).

H. 401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

I. Pension Plan Income and Performance-Based Compensation

Generally we vote for proposals to exclude earnings on assets of company sponsored pension plans in determining executive and director compensation. Our position generally does not view the following factors as relevant: 1) the amount of pension plan earnings, and 2) the percentage, if any, such pension plan earnings contribute to the company’s pre-tax earnings.

J. Indexed Options and Performance Vested Restricted Stock

We generally vote for indexed options and performance vested restricted stock.

K. Burn Rate

We vote against equity plans that have high average three-year burn rate defined as 1) the company’s most recent three-year burn rate that exceeds one standard deviation of its GICS segmented by Russell 3000 index and non-Russell 3000 Index, OR 2) the company’s most recent three-year burn rate that exceeds 2% of common shares outstanding. For companies that grant both full value awards and stock options to their employees, we shall apply a premium on full value awards for the past three fiscal years.

L. Transferable Stock Options

We will generally vote for TSO awards within a new equity plan if the total cost of the company’s equity plans is less than the company’s allowable cap, assuming all other conditions have been met to receive a for recommendation. The TSO structure must be disclosed and amendments to existing plans should make clear that only options granted post-amendment shall be transferable.

One-time transfers will be evaluated on a case-by-case basis, giving consideration to the following:

•	Executive officers and non-employee directors should be excluded from participating.

•	Stock options must be purchased by third-party financial institutions at a discount to their fair value using an appropriate financial model.

There should be a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

M. Compensation Issue in Non-US Companies

Stock Options (Finland):

We vote against these proposals; however, an exception will be made if a company proposes to reduce the strike price by the amount of future special dividends only.

We vote for proposals that provide proportionate adjustments to outstanding awards as a result of a special cash dividend or any other future distribution of assets other than a normal cash dividend.

Remuneration Disclosure (Germany):

We vote against management proposals authorizing the board not to disclose remuneration schemes for five years

Remuneration Report (Sweden):

We vote against management proposals to approve the remuneration report if:

•	The potential dilution from equity-based compensation plans exceeds ISS guidelines.

•	Restricted stock plans and matching share plans do not include sufficiently challenging performance criteria and vesting periods.

•	The remuneration report was not made available to shareholders in a timely manner.

•	Other concerns exist with respect to the disclosure or structure of the bonus or other aspects of the remuneration policy.

IX. State of Incorporation

A. Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

X. Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

•	anticipated financial and operating benefits;

•	offer price (cost vs. premium);

•	prospects of the combined companies;

•	how the deal was negotiated;

•	changes in corporate governance and their impact on shareholder rights;

•	change-in-control payments to executive officers and possible conflicts of interest; and

•	potential legal or environmental liability risks associated with the target firm

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

C. Spin-offs

Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. Asset Sales

Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. Liquidations

Votes on liquidations are made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F. Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G. Changing Corporate Name

We vote for changing the corporate name.

XI. Corporate Governance and Conduct

In general, we support shareholder proposals that promote good corporate citizenship while enhancing long-term shareholder value. Proposals that present an egregious economic impact will not be supported.

•	We support the adoption of labor standards and codes of conduct for foreign and domestic suppliers as ways to protect brands and manage risk.

•	We support reporting on countries with human rights abuses as ways to protect and manage risk.

•	We support CERES Principles, environmental reporting and MacBride Principles.

•	We support high-performance workplace standards.

•	We support fair lending guidelines and disclosure at financial companies.

•	We support reporting on equal opportunity and diversity.

•	We oppose resolutions that would fundamentally affect company performance and competitive increase of shareholder value.

•	We oppose shareholder proposals requesting the adoption of specific charter language regarding board diversity unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.

•	We oppose shareholder proposals for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless: 1) new legislation is adopted allowing development and drilling in the ANWR; 2) the company intends to pursue operations in the ANWR, 3) the company does not currently disclose an environmental risk report for their operations in the ANWR.

•	We oppose shareholder proposals requesting a reduction in greenhouse gas emissions unless the company significantly lags behind industry standards or has been the subject of recent, substantial controversy on this issue.

•	We oppose shareholder proposals on investing in renewable energy sources